                                                                    EXHIBIT 10.1

                           PURCHASE AND SALE AGREEMENT

                                     BETWEEN

                               WILDWOOD ASSOCIATES

                                       AND

                     2300 WINDY RIDGE PARKWAY INVESTORS LLC

                              WILDWOOD OFFICE PARK
                                ATLANTA, GEORGIA

                                AUGUST 31ST, 2004

                                TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS............................................................................   2

ARTICLE 2. PURCHASE AND SALE......................................................................  13
  2.1.     Agreement to Sell and Purchase the Associates Properties...............................  13
  2.2.     Intentionally Omitted..................................................................  14
  2.3.     Permitted Exceptions...................................................................  14
  2.4.     Earnest Money..........................................................................  14
  2.5.     Purchase Price.........................................................................  15
  2.6.     Assumption of Loan.....................................................................  15
  2.7.     Independent Contract Consideration.....................................................  16
  2.8.     Closing................................................................................  17

ARTICLE 3. PURCHASER'S INSPECTION AND REVIEW RIGHTS...............................................  17
  3.1.     Due Diligence Inspections..............................................................  17
  3.2.     Deliveries by Seller to Purchaser; Purchaser's Access to Property Records of Seller....  18
  3.3.     Condition of the Properties............................................................  21
  3.4.     Title and Survey.......................................................................  22
  3.5.     Service Contracts......................................................................  23
  3.6.     Termination of Agreement...............................................................  24
  3.7.     Confidentiality........................................................................  24

ARTICLE 4. REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS.......................................  25
  4.1.     Representations and Warranties of Seller...............................................  25
  4.2.     Knowledge Defined......................................................................  29
  4.3.     Covenants and Agreements of Seller.....................................................  29
  4.4.     Representations and Warranties of Purchaser............................................  31
  4.5.     Covenants and Agreements of Purchaser..................................................  32

ARTICLE 5. CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS.......................................  33
  5.1.     Seller's Closing Deliveries............................................................  33
  5.2.     Purchaser's Closing Deliveries.........................................................  36
  5.3.     Closing Costs..........................................................................  37
  5.4.     Prorations and Credits.................................................................  38

ARTICLE 6. CONDITIONS TO CLOSING..................................................................  41
  6.1.     Conditions Precedent to Purchaser's Obligations........................................  41
  6.2.     Conditions Precedent to Seller's Obligations...........................................  44
  6.3.     Special Additional Condition...........................................................  44

ARTICLE  7. CASUALTY AND CONDEMNATION.............................................................  45
  7.1.     Casualty...............................................................................  45
  7.2.     Condemnation...........................................................................  46

ARTICLE  8. DEFAULT AND REMEDIES..................................................................  47
  8.1.     Purchaser's Default....................................................................  47

ARTICLE 9.  ASSIGNMENT............................................................................  49
  9.1.     Assignment.............................................................................  49

ARTICLE 10. BROKERAGE COMMISSIONS.................................................................  49
  10.1.    Broker.................................................................................  49

ARTICLE 11. INDEMNIFICATION.......................................................................  50
  11.1.    Indemnification by Seller..............................................................  50
  11.2.    Indemnification by Purchaser...........................................................  50
  11.3.    Limitations on Indemnification.........................................................  51
  11.4.    Survival...............................................................................  51
  11.5.    Indemnification as Sole Remedy.........................................................  51

ARTICLE 12. MISCELLANEOUS.........................................................................  51
  12.1.    Notices................................................................................  51
  12.2     Possession.............................................................................  53
  12.3     Time Periods...........................................................................  53
  12.4     Publicity..............................................................................  53
  12.5     Discharge of Obligations...............................................................  53
  12.6     Severability...........................................................................  53
  12.7     Construction...........................................................................  53
  12.8     Sale Notification Letters..............................................................  53
  12.9     Access to Records Following Closing....................................................  54
  12.10    Submission to Jurisdiction.............................................................  54
  12.11    General Provisions.....................................................................  54
  12.12    Attorney's Fees........................................................................  55
  12.13    Counterparts...........................................................................  55
  12.14    Effective Agreement....................................................................  55

                              SCHEDULE OF EXHIBITS

                                                                                                 Reference
                                                                                                 ---------
Exhibit "A-1"   Description of Associates Lands                                     pp. 2-6

Exhibit "B"     List of Personal Property                                           p. 6

Exhibit "B-1"   List of Property Excluded from Associates Personal Property         p. 7

Exhibit "C"     List of Existing Commission Agreements                              p. 8 & Section 4.1(g)

Exhibit "D"     Form of Escrow Agreement                                            p. 8

Exhibit "E"     List of Existing Environmental Reports                              p. 8

Exhibit "F"     List of Existing Surveys                                            p. 8

Exhibit "G"     List of Leases                                                      p. 9 & Section 4.1(e)

Exhibit "H"     List of Loan Documents                                              Section 3.2(a)(vii) & Section 4.1(i)

Exhibit "I"     Title Exceptions                                                    p. 11 & Section 3.2(a)(xii)

Exhibit "J"     Exception Schedule                                                  p. 11 & Section 4.1(e)

Exhibit "K"     List of Service Contracts                                           p. 13

Exhibit "L-1"   Form of Tenant Estoppel Certificate                                 p. 13, Section 4.3(e) & Section 6.1(c)

Exhibit "L-2"   Form of Tenant Estoppel Certificate (Ground Lease)                  p. 13, Section 4.3(e) & Section 6.1(c)

Exhibit "M"     Form of Master Declaration Estoppel Certificate                     Section 4.3(f)

Exhibit "N"     Form of Plaza Declaration Estoppel Certificate                      Section 4.3(g)

Exhibit "O"     Property Tax Appeals                                                Section 4.1(l)

Exhibit "P"     Unpaid Tenant Inducement Costs and Leasing Commissions              Section 4.1(g) & Section 5.4(f)

Exhibit "Q"     Intentionally Omitted

Exhibit "R"     Associates Post Closing Tenant Improvement Obligations              p. 5; Section 5.4(e)

Exhibit "S"     Associates Benefited Property                                       Section 4.5(a)

Exhibit "T"     Cousins Benefited Property                                          Section 4.5(b)

Exhibit "U"     2300 Windy Ridge Parkway Covenant                                   Section 5.1(a)

Exhibit "V"     Associates Limited Warranty Deed Covenant                           Section 5.1(a)

                          SCHEDULE OF CLOSING DOCUMENTS

Schedule 1-A   Form of Limited Warranty Deeds

Schedule 1-B   Form of Limited Warranty Deeds (Ground Lease)

Schedule 2 Form of Assignment and Assumption of Leases and Security Deposits and Leasing Commission Obligations arising after Closing

Schedule 3     Form of Bill of Sale to Personal Property

Schedule 4     Intentionally Omitted

Schedule 5     Transferee's Affidavit as to Broker's Liens

Schedule 6     Form of Assignment and Assumption of Service Contracts

Schedule 7     Form of General Assignment of Seller's Interest in Intangible
               Property

Schedule 8     Form of Seller's Affidavit (for Purchaser's Title Insurance
               Purposes)

Schedule 9 Form of Seller's Certificate (as to Seller's Representations and Warranties)

Schedule 10    Form of Seller's FIRPTA Affidavit

Schedule 11    Form of Purchaser's Certificate (as to Purchaser's
               Representations and Warranties)

                           PURCHASE AND SALE AGREEMENT

                              WILDWOOD OFFICE PARK

         THIS PURCHASE AND SALE AGREEMENT (the "Agreement"), made and entered into this 30th day of August, 2004, by and between WILDWOOD ASSOCIATES, a Georgia general partnership ("Seller" or "Associates") whose sole general partners are Cousins Properties Incorporated and International Business Machines Corporation and 2300 WINDY RIDGE PARKWAY INVESTORS LLC, a Delaware limited liability company ("Purchaser").

                               W I T N E S E T H:
                                - - - - - - - - -

         WHEREAS, Associates desires to sell certain improved real property commonly known as "2300 Windy Ridge Parkway" located at 2300 Windy Ridge Parkway, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Associates desires to sell the land (excluding the improvements) and the reversionary interest of the landlord under the "2401 Ground Lease" (as hereinafter defined) with respect to the improvements commonly known as "2401 Windy Ridge Parkway" located at 2401 Windy Ridge Parkway, Atlanta, Cobb County, Georgia, and Purchaser desires to purchase such land and reversionary interest; and

         WHEREAS, Associates desires to sell certain improved real property commonly known as "3050 Windy Hill Road" located at 3050 Windy Hill Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Associates desires to sell certain improved real property commonly known as "3175 Windy Hill Road" located at 3175 Windy Hill Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Associates desires to sell certain improved real property commonly known as "3200 Windy Hill Road" located at 3200 Windy Hill Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Associates desires to sell the land (excluding the improvements) and the reversionary interest of the landlord under the "1547 Ground Lease" (as hereinafter defined) with respect to the improvements commonly known as "1547 Powers Ferry Road" located at 1547 Powers Ferry Road, Atlanta, Cobb County, Georgia, and Purchaser desires to purchase such land and reversionary interest; and

         WHEREAS, Associates desires to sell the land (excluding the improvements) and the reversionary interest of the landlord under the "1927 Ground Lease" (as hereinafter defined) with respect to the improvements commonly known as "1927 Powers Ferry Road" located at 1927 Powers Ferry Road, Atlanta, Cobb County, Georgia, and Purchaser desires to purchase such land and reversionary interest; and

         WHEREAS, Associates desires to sell certain improved real property commonly known as "1931 Powers Ferry Road" located at 1931 Powers Ferry Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Associates desires to sell certain improved real property commonly known as "1935 Powers Ferry Road" located at 1935 Powers Ferry Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, Associates desires to sell certain improved real property commonly known as "1945 Powers Ferry Road" located at 1945 Powers Ferry Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

         WHEREAS, the parties hereto desire to provide for said sale and purchase on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

         For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:

         "2300 Windy Ridge Parkway" shall mean the improved real property commonly known as 2300 Windy Ridge Parkway, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, being the Associates Land identified as 2300 Windy Ridge Parkway on EXHIBIT "A-1" attached hereto and made a part hereof, together with the related Associates Improvements, the Associates Personal Property, the Associates Intangible Property and all right, title and interest of Associates as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Associates Land and Associates Improvements.

         "2401 Windy Ridge Parkway" shall mean the land (excluding the improvements) identified as 2401 Windy Ridge Parkway on EXHIBIT "A-1" attached hereto and the reversionary interest of the landlord under the 2401 Ground Lease in the improvements commonly known as "2401 Windy Ridge Parkway" located at 2401 Windy Ridge Parkway, Atlanta, Cobb County, Georgia.

         "3050 Windy Hill Road" shall mean the improved real property commonly known as 3050 Windy Hill Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, being the Associates Land identified as 3050 Windy Hill Road on EXHIBIT "A-1" attached hereto, together with the related Associates Improvements, the Associates Personal Property, the Associates Intangible Property and all right, title and interest of Associates as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Associates Land and Associates Improvements.

         "3175 Windy Hill Road" shall mean the improved real property commonly known as 3175 Windy Hill Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, being the Associates Land identified as 3175 Windy Hill Road on EXHIBIT "A-1" attached hereto, together with the related Associates Improvements, Associates Personal Property, and Associates Intangible Property, and all right, title and interest of Associates as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Associates Land and Associates Improvements.

         "3200 Windy Hill Road" shall mean the improved real property commonly known as 3200 Windy Hill Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, being the Associates Land identified as 3200 Windy Hill Road on EXHIBIT "A-1" attached hereto, together with the related Associates Improvements, Associates Personal Property, and Associates Intangible Property, and all right, title and interest of Associates as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Associates Land and Associates Improvements.

         "1547 Ground Lease" shall mean that certain unrecorded Ground Lease between Wildwood Office Park, Inc., as Lessor, and First Georgia Bank of Cobb County, as Lessee, dated February 27, 1985; as amended by Addendum to Ground Lease between the same parties, dated June 27, 1985; as affected by letter from Lessee dated July 19, 1991; as affected by letter from Lessor dated January 18, 1995; as affected by letter from Lessee dated January 24, 1995; as affected by Quitclaim Deed dated August 31, 1998; as further amended by Second Amendment to Lease between Wildwood Associates, successor-in-interest to Lessor, and First Union National Bank, successor-in-interest to Lessee, dated as of August 31, 1998.

         "1927 Ground Lease" shall mean that certain Ground Lease between Wildwood Associates, as Landlord, and California Pizza Kitchen, Inc., as Tenant, dated October 11, 1993; as evidenced by Short Form of Lease dated as of October 11, 1993; as affected by Supplemental Agreement between the same parties, undated; as amended by letter agreement dated as of June 17, 1994; as affected by letter from Landlord dated January 18, 1995; as assigned by Assignment and Assumption of Lease between California Pizza Kitchen, Inc., as Assignor, and CPK Acquisition Corp., a wholly owned subsidiary of Taco Bell Corp., as Assignee, dated August 29, 1997; as amended by First Amendment to Ground Lease between Landlord and CPK Acquisition Corp., dated as of October 31, 2000; as affected by Excess Property Sublease between Taco Bell Corp., as Sublessor, and SAGRO, LLC d/b/a Sal Grosso, as Sublessee, dated November 21, 2002 with Consent to Subletting from Landlord, dated January 6, 2003.

         "2401 Ground Lease" shall mean that certain Lease between Wildwood Associates, as Lessor, and The First National Bank of Atlanta, as Lessee, dated September 30, 1986; as amended by First Amendment to Lease between Landlord and Wachovia Bank, N.A., successor in interest by merger to Tenant, dated as of July 27, 1998; as affected by letter from Landlord dated September 27, 1994; as affected by Quitclaim Deed dated July 22, 1998; as affected by Sublease Agreement between Wachovia Bank, N.A., as Sublandlord, and National Bank of Commerce, as Subtenant, dated March 31, 2003.

         "1547 Powers Ferry Road" shall mean the land (excluding the improvements) identified as 1547 Powers Ferry Road on EXHIBIT "A-1" attached hereto and the reversionary interest of the landlord under the 1547 Ground Lease in the improvements commonly known as "1547 Powers Ferry Road" located at 1547 Powers Ferry Road, Atlanta, Cobb County, Georgia.

         "1927 Powers Ferry Road" shall mean the land (excluding the improvements) identified as 1927 Powers Ferry Road on EXHIBIT "A-1" attached hereto and the reversionary interest of the landlord under the 1927 Ground Lease in the improvements commonly known as "1927 Powers Ferry Road" located at 1927 Powers Ferry Road, Atlanta, Cobb County, Georgia.

         "1931 Powers Ferry Road" shall mean the improved real property commonly known as 1931 Powers Ferry Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, being the Associates Land identified as 1931 Powers Ferry Road on EXHIBIT "A-1" attached hereto, together with the related Associates Improvements, Associates Personal Property, and Associates Intangible Property, and all right, title and interest of Associates as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Associates Land and Associates Improvements.

         "1935 Powers Ferry Road" shall mean the improved real property commonly known as 1935 Powers Ferry Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, being the Associates Land identified as 1935 Powers Ferry Road on EXHIBIT "A-1" attached hereto, together with the related Associates Improvements, Associates Personal Property, and Associates Intangible Property, and all right, title and interest of Associates as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Associates Land and Associates Improvements.

         "1945 Powers Ferry Road" shall mean the improved real property commonly known as 1945 Powers Ferry Road, Atlanta, Cobb County, Georgia, together with certain related personal and intangible property, being the Associates Land identified as 1945 Powers Ferry Road on EXHIBIT "A-1" attached hereto, together with the related Associates Improvements, Associates Personal Property, and Associates Intangible Property, and all right, title and interest of Associates as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to such Associates Land and Associates Improvements.

         "Additional Earnest Money" shall mean One Million Four Hundred Seventy-Five Thousand and No/100 Dollars ($1,475,000.00 U.S.).

         "Assignment and Assumption of Leases" shall mean the form of assignment and assumption of Ground Lease, Leases and Security Deposits and obligations under the

Commission Agreements to be executed and delivered by Purchaser and Associates as to the Associates Ground Leases, the Leases, Security Deposits and Commission Agreements with respect to the Associates Properties, and by Purchaser at the Closing in the form attached hereto as SCHEDULE 2.

         "Assignment and Assumption of Service Contracts" shall mean the form of assignment and assumption of the Service Contracts to be executed and delivered by Purchaser and Associates as to the Service Contracts with respect to the Associates Properties at the Closing in the form attached hereto as SCHEDULE 6.

         "Associates Ground Lease" shall mean any one of the 1547 Ground Lease, the 1927 Ground Lease, or the 2401 Ground Lease.

         "Associates Ground Leases" shall mean, collectively, the 1547 Ground Lease, the 1927 Ground Lease, and the 2401 Ground Lease.

         "Associates Ground Lease Improvements" shall mean, as to any particular Associates Ground Lease Land, the improvements located on such Associates Ground Lease Land, and as to the Associates Ground Lease Lands, collectively, the improvements located on the Associates Ground Lease Lands.

         "Associates Ground Lease Land" shall mean those certain tracts or parcels of real property located in Cobb County, Georgia, which are more particularly identified on EXHIBIT "A-1" attached hereto as any one of 1547 Powers Ferry Road, 1927 Powers Ferry Road, or 2401 Windy Ridge Parkway.

         "Associates Ground Lease Lands" shall mean, collectively those certain tracts or parcels of real property located in Cobb County, Georgia, which are more particularly identified on EXHIBIT "A-1" attached hereto as 1547 Powers Ferry Road, 1927 Powers Ferry Road, or 2401 Windy Ridge Parkway.

         "Associates Ground Lease Reversionary Interest" shall mean the reversionary interest of Associates as landlord under an Associates Ground Lease in the Associates Ground Lease Improvements on the Associates Ground Lease Land leased pursuant to such Associates Ground Lease Land.

         "Associates Ground Lease Reversionary Interests" shall mean the reversionary interests of Associates as landlord under the Associates Ground Leases in the Associates Ground Lease Improvements.

         "Associates Improvements" shall mean all buildings, structures and improvements now or on the Closing Date situated on the Associates Lands, including without limitation, all parking areas and facilities, improvements and fixtures located on the Associates Lands.

         "Associates Intangible Property" shall mean all intangible property, if any, owned by Associates and related to the Associates Ground Lease Lands, Associates Ground Lease Reversionary Interests, Associates Lands and Associates Improvements, including without limitation, the rights and interests, if any, of Associates in and to the following (to the extent assignable): (i) the names "2300 Windy Ridge Parkway", "2401 Windy Ridge Parkway", "3050 Windy Hill Road", "3175 Windy Hill Road", "3200 Windy Hill Road", "1547 Powers Ferry Road", "1927 Powers Ferry Road", "1931 Powers Ferry Road", "1935 Powers Ferry Road", and "1945 Powers Ferry Road", (ii) all assignable plans and specifications and other architectural and engineering drawings for the Associates Ground Lease Lands, Associates Ground Lease Reversionary Interests, Associates Lands and Associates Improvements;
(iii) all assignable warranties or guaranties given or made in respect of the Associates Improvements or Associates Personal Property; (iv) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Associates Ground Lease Lands, Associates Ground Lease Reversionary Interests, Associates Lands or Associates Improvements; and (v) all of the right, title and interest of Associates in and to all assignable Service Contracts with respect to the Associates Properties that Purchaser agrees to assume (or is deemed to have agreed to assume). "Associates Intangible Property" shall also include the non-exclusive right and interest in and to the name "Wildwood Plaza" to be shared in common with Associates and Cousins and their respective successors and assigns.

         "Associates Land" shall mean those certain tracts or parcels of real property located in Cobb County, Georgia, which are more particularly identified on EXHIBIT "A-1" attached hereto as any one of 2300 Windy Ridge Parkway, 3050 Windy Hill Road, 3175 Windy Hill Road, 3200 Windy Hill Road, 1931 Powers Ferry Road, 1935 Powers Ferry Road, or 1945 Powers Ferry Road, together with all rights, privileges and easements appurtenant to said real property, and all right, title and interest, if any, of Associates in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Associates Land.

         "Associates Lands" shall mean, collectively, those certain tracts or parcels of real property located in Cobb County, Georgia, which are more particularly identified on EXHIBIT "A-1" attached hereto as 2300 Windy Ridge Parkway, 2500 Windy Ridge Parkway, 3050 Windy Hill Road, 3175 Windy Hill Road, 3200 Windy Hill Road, 1931 Powers Ferry Road, 1935 Powers Ferry Road, and 1945 Powers Ferry Road, together with all rights, privileges and easements appurtenant to said real property, and all right, title and interest, if any, of Associates in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Associates Lands.

         "Associates Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding any computer software which either is licensed to Associates or Associates deems proprietary), machinery, apparatus and equipment owned by Associates and currently used exclusively in the operation, repair and maintenance of the Associates Lands and Associates Improvements and situated thereon, as generally described on EXHIBIT "B" attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Associates Properties, internal analyses, information regarding the marketing of the Associates Properties for sale, submissions relating to Associates' obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Associates or Associates' property manager which Associates deems proprietary) relating to the Associates Ground Lease

Lands, Associates Ground Lease Reversionary Interests, Associates Lands and Associates Improvements; provided, however, the property described on EXHIBIT "B-1" attached hereto and made a part hereof is expressly excluded from the definition of Associates Personal Property. The Associates Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Associates to Purchaser subject to depletions, replacements and additions in the ordinary course of Associates' business.

         "Associates Post Closing Tenant Improvement Obligations" shall mean the work and obligations described on EXHIBIT "R" attached hereto and made a part hereof.

         "Associates Property" shall mean and refer to (x) any Associates Land, together with the items set forth in Section 2.1(b), (d), (e) and (f) hereof with respect to such Associates Land, or (y) any Associates Ground Lease Land and the related Associates Ground Lease Reversionary Interest, together with the items set forth in Section 2.1(e) and (f) hereof with respect to such Associates Ground Lease Land.

         "Associates Properties" shall have the meaning ascribed thereto in
Section 2.1 hereof.

         "Assumption Agreement" shall have the meaning ascribed thereto in
Section 2.6 hereof.

         "Basket Limitation" shall mean an amount equal to $25,000.00;

         "Bill of Sale" shall mean the form of bills of sale to the Personal Property to be executed and delivered to Purchaser by Associates as to the Associates Personal Property at the Closing in the form attached hereto as
SCHEDULE 3.

         "Broker" shall have the meaning ascribed thereto in Section 10.1 hereof.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the States of Georgia and Connecticut are authorized by law or executive action to close or any day on which the New York Stock Exchange is closed.

         "Cap Limitation" shall mean an amount equal to $6,000,000.00; provided, however, if this Agreement is terminated by Purchaser with respect to any particular Property or Properties as provided in this Agreement, the Cap Limitation shall be reduced to an amount equal to 2.424% of the aggregate Purchase Price of the Properties not affected by such termination.

         "Closing" shall mean the consummation of the purchase and sale of the Properties pursuant to the terms of this Agreement.

         "Closing Date" shall have the meaning ascribed thereto in Section 2.8 hereof.

         "Closing Documents" shall mean any certificate, instrument or other document delivered pursuant to this Agreement.

         "Commission Agreements" shall have the meaning ascribed thereto in
Section 4.1(g) hereof, and such agreements are more particularly described on EXHIBIT "C" attached hereto and made a part hereof.

         "Cousins" shall mean Cousins Properties Incorporated, a Georgia corporation.

         "Cousins Benefited Property" shall mean the Property of Cousins Properties Incorporated described on EXHIBIT "T" attached hereto and made a part hereof.

         "Due Diligence Material" shall have the meaning ascribed thereto in
Section 3.7 hereof.

         "Earnest Money" shall mean the Initial Earnest Money, together with any Additional Earnest Money actually paid by Purchaser to Escrow Agent hereunder, and together with all interest which accrues thereon as provided in Section 2.4(c) hereof and in the Escrow Agreement.

         "Effective Date" shall mean the last date upon which the following shall have occurred: (a) Purchaser and Seller shall have delivered at least two
(2) fully executed counterparts of this Agreement to each other party, (b) Purchaser, Seller and Escrow Agent shall have executed and delivered at least one (1) fully executed counterpart of the Escrow Agreement to each other party, and (c) Purchaser shall have delivered the Initial Earnest Money (by federal wire transfer) to Escrow Agent.

         "Environmental Law" shall mean any law, ordinance, rule, regulation, order, judgment, injunction or decree relating to pollution or substances or materials which are considered to be hazardous or toxic, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, the Georgia Underground Storage Tank Management Act, O.C.G.A. Sections 12-13-1 et seq. as amended, the Georgia Hazardous Site Response Act, O.C.G.A. Sections 12-8-90 et seq. as amended, any state and local environmental law, all amendments and supplements to any of the foregoing and all regulations and publications promulgated or issued pursuant thereto.

         "Escrow Agent" shall mean the Title Company, at its office at 101 Huntington Avenue F1 13, Boston, Massachusetts 02199-7610.

         "Escrow Agreement" shall mean that certain Escrow Agreement in the form attached hereto as EXHIBIT "D" entered into contemporaneously with the execution and delivery of this Agreement by Seller, Purchaser and Escrow Agent with respect to the Earnest Money.

         "Existing Environmental Reports" shall mean those certain reports, correspondence and related materials, if any, more particularly described on EXHIBIT "E" attached hereto and made a part hereof.

         "Existing Surveys" shall mean those certain surveys with respect to the Land and the Improvements or the Associates Ground Lease Lands more particularly described on EXHIBIT

"F" attached hereto and made a part hereof. "Existing Survey" shall mean any one of the Existing Surveys.

         "FIRPTA Affidavit" shall mean the form of FIRPTA Affidavit to be executed and delivered to Purchaser at Closing by Seller as to the Associates Ground Lease Lands, the Associates Ground Lease Reversionary Interests, the Land and Improvements owned by Seller in the form attached hereto as SCHEDULE 10.

         "First Title Notice" shall have the meaning ascribed thereto in Section
3.4 hereof.

         "General Assignment" shall have the meaning ascribed thereto in Section 5.1(h) hereof.

         "Hazardous Substances" shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum, mold and polychlorinated biphenyls).

         "Improvements" shall mean the Associates Improvements.

         "Initial Earnest Money" shall mean One Million and No/100 Dollars ($1,000,000.00 U.S.).

         "Inspection Period" shall mean the period expiring at 6:00 P.M. local Atlanta, Georgia, time on Friday, September 24, 2004.

         "Intangible Property" shall mean the Associates Intangible Property.

         "Joint Service Contracts" shall have the meaning ascribed thereto in
Section 3.5 hereof.

         "Land" shall mean the Associates Ground Lease Lands and the Associates Lands.

         "Lease" and "Leases" shall mean the leases or occupancy agreements (other than the Associates Ground Leases), including those in effect on the Effective Date which are more particularly identified as Associates Leases on EXHIBIT "G" attached hereto, and any amended or new leases entered into pursuant to Section 4.3(a) of this Agreement, which as of the Closing affect all or any portion of the Associates Lands or Associates Improvements.

         "Lender" shall mean Teachers Insurance and Annuity Association of America, as to 3200 Windy Hill Road.

         "Limited Warranty Deed" shall mean the form of deed attached hereto as
SCHEDULE 1-A.

         "Limited Warranty Deed (Ground Lease)" shall mean the form of deed attached hereto as SCHEDULE 1-B.

         "Loan" shall mean with respect to 3200 Windy Hill Road, that certain indebtedness encumbering 3200 Windy Hill Road evidenced by that certain Promissory Note executed by Associates in favor of Lender dated December 16, 1996, in the original principal amount of $70,000,000.

         "Loan Documents" shall have the meaning ascribed thereto in Section 2.6 hereof.

         "Losses" shall have the meaning ascribed thereto as Section 11.1 hereof.

         "Major Tenant" or "Major Tenants" shall mean:

         (a) with respect to 2300 Windy Ridge Parkway, Manhattan Associates, Inc. and Computer Associates, Inc.;

         (b) with respect to 2401 Windy Ridge Parkway, Wachovia Bank, N.A.;

         (c) with respect to 3050 Windy Hill Road, Houston's Restaurants, Inc;

         (d) with respect to 3175 Windy Hill Road, Bright Horizons Children's Centers, Inc.;

         (e) with respect to 3200 Windy Hill Road, International Business Machines Corporation, General Electric Company, and Coca-Cola Enterprises, Inc.;

         (f) with respect to 1547 Powers Ferry Road, Wachovia Bank, N.A.;

         (g) with respect to 1927 Powers Ferry Road, CPK Acquisition Corp.;

         (h) with respect to 1931 Powers Ferry Road, La Madeleine, Inc.;

         (i) with respect to 1935 Powers Ferry Road, Famous Dave's of America, Inc.; and

         (j) with respect to 1945 Powers Ferry Road, TGI Friday's Inc.

         "Master Declaration" shall mean that certain Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office

Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

         "Monetary Objection" or "Monetary Objections" with respect to any individual Property shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument encumbering all or any part of such Property other than the Loan Documents affecting such Property, (b) any mechanic's, materialman's or similar lien (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or any tenant of such Property), (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of such Property which are delinquent, and (d) any judgment of record against Seller in the county or other applicable jurisdiction in which such Property is located. "Monetary Objection" or "Monetary Objections" with respect to all Properties, collectively, shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument encumbering all or any part of the Properties other than the Loan Documents, (b) any mechanic's, materialman's or similar lien (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or any tenant of the Properties), (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Properties which are delinquent, and (d) any judgment of record against Seller in the county or other applicable jurisdiction in which the Properties are located.

         "Other Notices of Sale" shall have the meaning ascribed thereto in
Section 5.1(s) hereof.

         "Permitted Exceptions" as to any individual Land and related Improvements shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent with respect to such Land and related Improvements, (b) the Leases affecting such Land and related Improvements, (c) the Associates Ground Leases, as to the Associates Ground Lease Lands, (d) such state of facts as would be disclosed by a current survey of such Land, (e) the matters identified as affecting such Land and related Improvements on EXHIBIT "I" attached hereto and made part hereof, and (f) such other easements, restrictions and encumbrances with respect to such Land and related Improvements that do not constitute Monetary Objections. "Permitted Exceptions" as to Associates with respect to the Associates Ground Lease Lands, Associates Ground Lease Reversionary Interests, Associates Lands and Associates Improvements shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent with respect to the Associates Ground Lease Lands, Associates Ground Lease Reversionary Interests, Associates Lands and Associates Improvements, (b) the Associates Ground Leases, as to the Associates Ground Lease Lands, (c) the Leases affecting the Associates Lands and Associates Improvements, (d) such state of facts as would be disclosed by a current survey of each of the Associates Ground Lease Lands and Associates Lands, (e) the matters identified as affecting the Associates Ground Lease Lands, Associates Ground Lease Reversionary Interests, Associates Lands and Associates Improvements set forth on EXHIBIT "I" attached hereto and made part hereof, and
(f) such other easements, restrictions and encumbrances with respect to the Associates Ground Lease Lands, Associates Ground Lease Reversionary Interests, Associates Lands and Associates Improvements that do not constitute Monetary Objections.

         "Personal Property" shall mean the Associates Personal Property.

         "Plaza Declaration" shall mean that certain Declaration of Covenants and Cross-Easements for Wildwood Plaza by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 501, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza between Cousins Properties Incorporated and Wildwood Associates, dated January 25, 1991, recorded in Deed Book 5994, page 402, aforesaid records, as further amended by Second Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated February 28, 1996, recorded in Deed Book 9441, page 371, aforesaid records, as further amended by Third Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated April 8, 1996, recorded in Deed Book 9558, page 241, aforesaid records, as further amended by Fourth Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated December 13, 2000, recorded in Deed Book 13316, page 3859, aforesaid records, and as further amended by Fifth Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated June 3, 2004, recorded in Deed Book 13988, page 829, aforesaid records.

         "Property" shall mean any individual Associates Property.

         "Properties" shall mean the Associates Properties collectively.

         "Purchase Price" shall be the amount specified in Section 2.5 hereof.

         "Purchaser Related Entities" shall have the meaning ascribed thereto in
Section 11.1 hereof.

         "Purchaser's Certificate" shall have the meaning ascribed thereto in
Section 5.2(g) hereof.

         "Security Deposits" shall mean any security deposits, rent or damage deposits or similar amounts (other than rent paid for the month in which the Closing occurs), including any letters of credit and other non-cash instruments given for any of the foregoing purposes, actually held by Associates with respect to any of the Leases.

         "Seller Related Entities" shall have the meaning ascribed thereto in
Section 11.2 hereof.

         "Seller's Affidavit" shall mean the form of owner's affidavit to be given by Seller at Closing to the Title Company in the form attached hereto as
SCHEDULE 8.

         "Seller's Certificate" shall mean the form of certificate to be executed and delivered by Seller to Purchaser at the Closing with respect to the truth and accuracy of Seller's warranties and representations contained in this Agreement (modified and updated as the circumstances require), in the form attached hereto as SCHEDULE 9.

         "Service Contracts" shall mean all those certain contracts and agreements more particularly described as Associates Service Contracts on EXHIBIT "K" attached hereto and made a part hereof relating to the repair, maintenance or operation of the Associates Lands,

Associates Improvements or Associates Personal Property which will extend beyond the Closing Date, including, without limitation, all equipment leases.

         "Survey" and "Surveys" shall have the meaning ascribed thereto in
Section 3.4 hereof.

         "Taxes" shall have the meaning ascribed thereto in Section 5.4(a) hereof.

         "Tenant Estoppel Certificate" or "Tenant Estoppel Certificates" shall mean certificates to be sought from the tenants under the Leases in substantially the form attached hereto as EXHIBIT "L-1" and from the tenants under the Associates Ground Leases in the form attached hereto as EXHIBIT "L-2"; provided, however, if any Lease or Associates Ground Lease provides for the form or content of an estoppel certificate from the tenant thereunder, the Tenant Estoppel Certificate with respect to such Lease or Associates Ground Lease may be in the form as called for therein.

         "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, but without limitation, tenant improvement costs, lease buyout payments, and moving, design, refurbishment and club membership allowances and costs. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being understood and agreed that the Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date.

         "Tenant Notices of Sale" shall have the meaning ascribed thereto in
Section 5.1(r) hereof.

         "Title Company" shall mean First American Title Insurance Company.

         "Title Commitment" shall have the meaning ascribed thereto in Section
3.4 hereof.

         "Transfer Fee" shall have the meaning ascribed thereto in Section 2.6 hereof.

         "Transfer Request Fee" shall have the meaning ascribed thereto in
Section 2.6 hereof.

         "Waived Breach" shall have the meaning ascribed thereto in Section 11.3 hereof.

                                   ARTICLE 2.
                                PURCHASE AND SALE

         2.1. AGREEMENT TO SELL AND PURCHASE THE ASSOCIATES PROPERTIES. Subject to and in accordance with the terms and provisions of this Agreement, Associates agrees to sell and Purchaser agrees to purchase, the following properties (collectively, the "Associates Properties"):

         (a)      the Associates Lands;

         (b)      the Associates Improvements;

         (c) the Associates Ground Lease Lands and the Associates Ground Lease Reversionary Interests;

         (d) all right, title and interest of Associates as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits, with respect to the Associates Lands and Associates Improvements;

         (e)      the Associates Personal Property; and

         (f)      the Associates Intangible Property.

Notwithstanding any provision of this Agreement to the contrary, expressly excluded from the Properties and from the quitclaim deeds referenced in Section 5.1(b) hereof, are all rights of Cousins as Declarant under the Master Declaration and all rights of Cousins as Declarant under the Plaza Declaration.

         2.2. INTENTIONALLY OMITTED.

         2.3. PERMITTED EXCEPTIONS. Each of the Properties shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions with respect to such Property.

         2.4. EARNEST MONEY.

         (a) Within two (2) Business Days after Purchaser's execution and delivery of this Agreement, Purchaser shall deliver the Initial Earnest Money to Escrow Agent by federal wire transfer, payable to Escrow Agent, which Initial Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement.

         (b) Provided that Purchaser has not elected to terminate this Agreement pursuant to Section 3.6 hereof, on or before the last day of the Inspection Period, Purchaser shall deposit the Additional Earnest Money with Escrow Agent. The parties hereto mutually acknowledge and agree that time is of the essence in respect of Purchaser's timely deposit of the Additional Earnest Money with Escrow Agent prior to the expiration of the Inspection Period; and that if Purchaser fails to deposit the Additional Earnest Money with Escrow Agent prior to the expiration of the Inspection Period, this Agreement shall terminate, and Escrow Agent shall return the Initial Earnest Money to Purchaser, and neither party hereto shall have any further rights or obligations hereunder, except those provisions of this Agreement which by their express terms survive the termination of this Agreement.

         (c) The Earnest Money shall be applied to the Purchase Price at the Closing and shall otherwise be held, refunded, or disbursed in accordance with the terms of the Escrow Agreement and this Agreement. All interest and other income from time to time earned on the Initial Earnest Money and the Additional Earnest Money shall be earned for the account of Purchaser, and shall be a part of the Earnest Money; and the Earnest Money hereunder shall be comprised of the Initial Earnest Money and the Additional Earnest Money and all such interest and other income.

         2.5. PURCHASE PRICE. Subject to adjustment and credits as otherwise specified in this Section 2.5 and elsewhere in this Agreement, the purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Properties shall be Two Hundred Forty-Seven Million Five Hundred Thousand and No/100 Dollars ($247,500,000.00 U.S.), allocated as follows:

                                               Allocated
          Property                           Purchase Price
          --------                           --------------
2300 Windy Ridge Parkway                      $110,000,000
2401 Windy Ridge Parkway (Wachovia)           $  1,885,000
3050 Windy Hill Road (Houstons)               $  3,065,000
3175 Windy Hill Road (Bright Horizons)        $  1,460,000
3200 Windy Hill Road                          $119,000,000
1547 Powers Ferry Road (Wachovia/NBC)         $  3,360,000
1927 Powers Ferry Road (Sal Grasso)           $  2,720,000
1931 Powers Ferry Road (La Madeleine)         $  1,085,000
1935 Powers Ferry Road (Famous Dave's)        $  1,925,000
1945 Powers Ferry Road (TGI Fridays)          $  3,000,000

The Purchase Price shall be paid by Purchaser to Seller at the Closing as follows:

         (a) The Earnest Money shall be paid by Escrow Agent to Seller at Closing; and

         (b) Seller shall provide to Purchaser at Closing a credit against the Purchase Price in an amount equal to the sum of the then outstanding principal balance of the Loan made by Lender, which Loan is to be assumed by Purchaser as provided in Section 2.6 below. Seller shall also provide to Purchaser at Closing a credit in the amount of $7,000,000 against the Purchase Price allocated to 3200 Windy Hill Road as a capital cost credit for improvement of vacant space with respect to 3200 Windy Hill Road.

         (c) At Closing, the balance of the Purchase Price, after (i) applying the Earnest Money as partial payment of the Purchase Price, and (ii) crediting the aggregate outstanding principal balance of the Loan against the Purchase Price, and subject to prorations and other adjustments specified in this Agreement, shall be paid by Purchaser in immediately available funds to the Title Company, for further delivery to an account or accounts designated by Seller. If the amount due Seller pursuant to this Agreement is not received by Seller in sufficient time for reinvestment on the Closing Date, then Purchaser shall reimburse Seller for loss of interest due to the failure to reinvest Seller's funds on the Closing Date. If Seller's existing mortgage lender with respect to 2300 Windy Ridge Parkway does not receive the amount required for the payoff of the loan by such mortgage lender by the time on the Closing Date provided by such lender for payoff of the loan, then Purchaser shall reimburse Seller for any interest charged by such mortgage lender for failure to receive the payoff amount by the time on the Closing Date provided by such mortgage lender. The provisions of the preceding sentence of this Section 2.5(c) shall survive the Closing.

         2.6. ASSUMPTION OF LOAN. Seller and Purchaser shall use reasonable efforts to obtain from Lender, (1) consent to the transfer, by Associates to Purchaser, of the Property affected by such Lender's Loan, (2) consent to Purchaser's assumption of the obligations of Associates first arising after the Closing Date under the documents evidencing, governing and securing the Loan (the "Loan Documents"), subject to any non-recourse provisions contained in the Loan Documents, and (3) release of Seller from any obligations under the Loan Documents arising or accruing after the Closing Date, such consents and release to be evidenced by an agreement to be executed and delivered at Closing among Purchaser, Associates and the Lender (the "Assumption Agreement"). Purchaser shall provide to Seller and Lender such information as shall be reasonably requested by Lender so that Lender can determine whether Purchaser qualifies as a permitted assignee under the Loan Documents. Purchaser acknowledges that the Loan provide that upon submitting to the Lender a request for such Lender's consent to a transfer to Purchaser of the Property affected by such Loan, such Lender is entitled to receive a non-refundable fee or payment or reimbursement of the expenses such Lender incurs in considering the transfer request, or both such fee and such expenses (the "Transfer Request Fee"), which Transfer Request Fee (exclusive of the payment or reimbursement of such Lender's expenses) is credited against the Transfer Fee (as hereinafter defined) for such Loan in the event such Lender consents to the proposed transfer to Purchaser. Purchaser shall be solely responsible for the payment of the Transfer Request Fee and shall pay such Transfer Request Fee with respect to the Loan upon submittal to the Lender with respect to such Loan of the request for such Lender's consent to the transfer of 3200 Windy Hill Road to Purchaser. Purchaser also acknowledges that Lender may require payment of a transfer fee (which transfer fee shall be not less than one-half of one percent (0.5%) of the outstanding principal balance of the
Loan), and payment of or reimbursement for fees and expenses incurred by such Lender in connection with the transfer of 3200 Windy Hill Road, including recording fees, title insurance fees and fees and expenses of such Lender's counsel (collectively, with respect to such Loan, the "Transfer Fee"). Purchaser shall be solely responsible for the payment of the portion of the Transfer Fee equal to one-half of one percent (0.5%) of the outstanding principal balance of the Loan and the fees and expenses incurred by the Lender and shall pay such portion of the Transfer Fee at or prior to the Closing. Seller shall be responsible for the portion of the Transfer Fee, if any, in excess of the amount thereof to be paid by Purchaser and shall pay such portion of the Transfer Fee at or prior to the Closing. Purchaser agrees that, if requested by Lender, Purchaser shall at Closing execute and deliver to the Lender an indemnity acceptable to the Lender with respect to environmental matters concerning the applicable Properties and an indemnity acceptable to the Lender with respect to brokerage, leasing, finder's or similar fees relating to 3200 Windy Hill Road or the Loan.

         Seller shall cause the Loan with respect to 2300 Windy Ridge Parkway to be paid in full at Closing, and such Property shall be conveyed to Purchaser by Seller free and clear of the loan documents with respect to 2300 Windy Ridge Parkway.

         2.7. INDEPENDENT CONTRACT CONSIDERATION. In addition to, and not in lieu of the delivery to Escrow Agent of the Initial Earnest Money, Purchaser shall deliver to Seller, concurrently with Purchaser's execution and delivery of this Agreement to Seller, Purchaser's check, payable to the order to Seller, in the amount of One Hundred and No/100 Dollars ($100.00). Seller and Purchaser hereby mutually acknowledge and agree that said sum represents adequate bargained for consideration for Seller's execution and delivery of this Agreement and Purchaser's right to inspect the Properties pursuant to Article
III. Said sum is in addition to and independent of any other consideration or payment provided for in this

Agreement and is nonrefundable in all events, but shall be credited to the Purchase Price at Closing.

         2.8. CLOSING. The consummation of the sale by Seller and purchase by Purchaser of the Properties (the "Closing") shall be held on October 12, 2004. Subject to the foregoing, the Closing shall take place through the escrow services of the National Commercial Services Division of the Title Company located at 101 Huntington Avenue F1 13, Boston, Massachusetts 02199-7601, and at such specific time and date (the "Closing Date") as shall be designated by Purchaser in a written notice to Seller not less than three (3) Business Days prior to Closing. If Purchaser fails to give such notice of the Closing Date, the Closing shall be held at 10:00 a.m. on the outside date for Closing as provided above. It is contemplated that the transaction shall be closed with the concurrent delivery of the documents of title and the payment of the Purchase Price. Notwithstanding the foregoing, there shall be no requirement that Seller and Purchaser physically meet for the Closing, and all documents to be delivered at the Closing shall be delivered to the Title Company unless the parties hereto mutually agree otherwise. Seller and Purchaser agree to use reasonable efforts to complete all requirements for the Closing prior to the Closing Date.

                                   ARTICLE 3.
                    PURCHASER'S INSPECTION AND REVIEW RIGHTS

         3.1. DUE DILIGENCE INSPECTIONS.

         (a) From and after the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall permit Purchaser and its authorized representatives to inspect the Properties, to perform due diligence and environmental investigations, to examine the records of Associates with respect to the Associates Properties, and make copies thereof, at such times during normal business hours as Purchaser or its representatives may request, at least one (1) Business Day in advance thereof. All such inspections shall be nondestructive in nature, and specifically shall not include any physically intrusive testing without Seller's prior written consent as provided in Section 3.1(d) below. All such inspections shall be performed in such a manner to minimize any interference with the business of the tenants under the Leases and the Associates Ground Leases at the Properties and, in each case, in compliance with the rights and obligations of Seller as landlord under the Leases. Purchaser's contact with any tenant of the Properties shall be limited to customary tenant interviews, and Purchaser shall not have the right to interview the tenants under the Leases without providing Seller with an opportunity to jointly conduct such interview. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any kind incurred by Purchaser relating to the inspection of the Properties shall be solely Purchaser's expense. Seller reserves the right to have a representative present at the time of making any such inspection. Purchaser shall notify Seller not less than one (1) Business Day in advance of making any such inspection.

         (b) If the Closing is not consummated hereunder, Purchaser shall promptly, at Seller's request, deliver copies of all reports, surveys and other information furnished to Purchaser by third parties in connection with such inspections to Associates, as to the Associates Properties; provided, however, that delivery of such copies and information shall be without warranty or representation whatsoever, express or implied, including, without limitation, any warranty or representation as to ownership, accuracy, adequacy or completeness thereof or otherwise. This Section 3.1(b) shall survive the termination of this Agreement.

         (c) To the extent that Purchaser or any of its representatives, agents or contractors damages or disturbs the Properties or any portion thereof, Purchaser shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. Purchaser hereby agrees to and shall indemnify, defend and hold harmless Seller from and against any and all expense, loss or damage which Seller may incur (including, without limitation, reasonable attorney's fees actually incurred) as a result of any act or omission of Purchaser or its representatives, agents or contractors, other than any expense, loss or damage to the extent arising from any act or omission of Seller during any such inspection. Said indemnification agreement shall survive the Closing and any earlier termination of this Agreement for a period of two (2) years after the Closing Date or the date of termination, as applicable, except with respect to any expense, loss or damage as to which Seller shall have sent a written notice to Purchaser prior to the expiration of said two (2) year period. The foregoing indemnity shall not include any costs or expense merely arising from Purchaser's discovery of any adverse environmental or physical conditions relating to the Land or Improvements. Purchaser shall maintain and shall ensure that Purchaser's consultants and contractors maintain commercial general liability insurance in an amount not less than $5,000,000, combined single limit, and in form and substance adequate to insure against all liability of Purchaser and its consultants and contractors, respectively, and each of their respective agents, employees and contractors, arising out of inspections and testing of the Properties or any part thereof made on Purchaser's behalf. Purchaser agrees to provide to Seller a certificate of insurance with regard to each applicable liability insurance policy prior to any entry upon the Properties by Purchaser or its consultants or contractors, as the case may be, pursuant to this Section 3.1.

         (d) If Purchaser desires to perform any invasive or physically intrusive testing of the Properties, including, without being limited to, any sampling in connection with the Phase II environmental assessments of the Properties, or any other investigation that will involve the removal of flooring, making excavations or test borings, disturbance of any plants, trees or shrubs, or any other invasive test or activity (collectively, "Invasive Testing"), then Purchaser shall provide to either Jack A. LaHue or Janet Brody a written request for approval therefor, which Invasive Testing request shall include the nature and scope of the proposed Invasive Testing and the identity of the company or persons by whom it would be performed. Seller shall approve or disapprove, in Seller's reasonable discretion, any such Invasive Testing request in writing within two (2) Business Days following Seller's receipt thereof, if received on a Business Day.

         3.2. DELIVERIES BY SELLER TO PURCHASER; PURCHASER'S ACCESS TO PROPERTY RECORDS OF SELLER.

         (a) Purchaser acknowledges receipt of the following (and Purchaser further acknowledges that no additional items are required to be delivered by Seller to Purchaser except as may be expressly set forth in other provisions of this Agreement):

                  (i) Copies of current property tax bills and assessor's statements of current assessed value with respect to each Property.

                  (ii) Copies of operating statements for the past 24 months with respect to each Property.

                  (iii)    A 2004 Operating Budget with respect to each
                           Property.

                  (iv) Copies of all Leases and guarantees relating thereto existing as of the Effective Date with respect to each Property.

                  (v) An aged tenant receivable report, if any, regarding income from the tenants with respect to each Property.

                  (vi) Annual tenant, tax and operating expense reconciliation statements for the past 24 months with respect to each Property.

                  (vii) Copies of the Loan Documents listed on EXHIBIT "H" attached hereto.

                  (viii) Copies of the Commission Agreements with respect to each Property.

                  (ix) Copies of all Service Contracts currently in place with respect to each Property.

                  (x) Copies of the current policies of title insurance of Associates with respect to the Associates Ground Lease Lands, the Associates Lands and Associates Improvements.

                  (xi) Copies of the Existing Surveys with respect to the Land and the Associates Ground Lease Lands.

                  (xii) Copies of the Associates Ground Leases and each of the title documents listed on EXHIBIT "I" attached hereto.

                  (xiii) Copies of the Master Declaration and the Plaza Declaration.

                  (xiv) Copies of the Existing Environmental Reports with respect to each Property.

                  (xv)     The current rent roll with respect to the Properties.

                  (xvi) A detailed list of all capital improvements in excess of $50,000 each made during the last three (3) calendar years.

                  (xvii) Such zoning certifications from Cobb County as are in Seller's possession.

                  (xviii) Utility bills for 2300 Windy Ridge Parkway and 3200 Windy Hill Road for the last twenty-four (24) months.

                  (xix) An inventory of all personal property of Seller at the Properties ($300 or greater in value).

                  (xx) A narrative description of any pending or threatened litigation or condemnation at or affecting the Properties.

         (b) From the Effective Date until the Closing Date or earlier termination of this Agreement, Associates shall allow Purchaser and Purchaser's representatives, on reasonable advance notice and during normal business hours, to have access to its existing books, records and files relating to the Properties (and Seller covenants that it shall not intentionally withhold any such books, records and files relating to the Properties), at its on-site management offices at the Properties, at the office of the Broker, or at the office of Cousins at 2500 Windy Ridge Parkway, Suite 1600, Atlanta, Georgia 30339, for the purpose of inspecting and (at Purchaser's expense) copying the same, including, without limitation, the materials listed below (to the extent any or all of the same are in the possession of Associates or Cousins), subject, however, to the limitations of any confidentiality or nondisclosure agreement to which Seller may be bound, and provided that Seller shall not be required to deliver or make available to Purchaser any appraisals, strategic plans for the Properties or any of them, internal analyses, information regarding the marketing for sale of the Properties or any of them, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, and attorney-client privileged documents. Purchaser acknowledges and agrees, however, that, except as otherwise set forth in this Agreement, Seller makes no representation or warranty of any nature whatsoever, express or implied, with respect to the ownership, enforceability, accuracy, adequacy or completeness or otherwise of any of such records, evaluations, data, investigations, reports or other materials. If the Closing contemplated hereunder fails to take place for any reason, Purchaser shall promptly, upon Seller's request, return all copies of materials copied from the books, records and files of Seller relating to the Properties. It is understood and agreed that Seller shall not have any obligation to obtain, commission or prepare any such books, records, files, reports or studies not now in the possession of Seller. Subject to the foregoing, Seller agrees to make available to Purchaser for inspection and copying, without limitation, the following books, records and files relating to the Properties, all to the extent the same are in the possession of Seller:

                  (i) Tenant Information. Copies of any financial statements or other financial information of any tenants under the Leases (and the Lease guarantors, if any), written information relative to the tenants' payment histories, and tenant correspondence, to the extent Associates has the same in its possession;

                  (ii) Plans. All available construction plans and specifications in the possession of Associates relating to the development, condition, repair and maintenance of the Properties, the Improvements and the Personal Property;

                  (iii) Permits; Licenses. Copies of any permits, licenses, or other similar documents in the possession of Associates relating to the use, occupancy or operation of the Properties;

                  (iv) Operating Costs and Expenses. All available records of any operating costs and expenses for the Properties in the possession of Associates; and

                  (v) URLs. A description of the web site and related URLs (Domain Names) utilized in connection with the Properties, along with copies of any contracts relating to the hosting, maintenance or marketing of such web site and information as to the registration of the URLs, including the expiration dates of such registration.

         3.3. CONDITION OF THE PROPERTIES.

         (a) Seller recommends that Purchaser employ one or more independent engineering and/or environmental professionals to perform engineering, environmental and physical assessments on Purchaser's behalf in respect of the Properties and the condition thereof. Purchaser and Seller mutually acknowledge and agree that, except for the representations and warranties of Seller set forth in this Agreement, the Properties are being sold in an "AS IS" condition and "WITH ALL FAULTS," known or unknown, contingent or existing (but subject to the representations and warranties of Seller set forth in this Agreement). Purchaser has the sole responsibility to fully inspect the Properties, to investigate all matters relevant thereto, including, without limitation, the condition of the Properties, and to reach its own, independent evaluation of any risks (environmental or otherwise) or rewards associated with the ownership, leasing, management and operation of the Properties. Effective as of the Closing and except as expressly set forth in this Agreement, Purchaser hereby waives and releases Seller and its partners and their respective officers, directors, shareholders, agents, affiliates, employees and successors and assigns from and against any and all claims, obligations and liabilities arising out of or in connection with the Properties.

         (b) To the fullest extent permitted by law, Purchaser does hereby unconditionally waive and release Seller and its partners and their respective officers, directors, shareholders, agents, affiliates and employees from any present or future claims and liabilities of any nature arising from or relating to the presence or alleged presence of Hazardous Substances in, on, at, from, under or about the Properties or any adjacent property, including, without limitation, any claims under or on account of any Environmental Law, regardless of whether such Hazardous Substances are located in, on, at, from, under or about the Properties or any adjacent property prior to or after the date hereof, but the foregoing release is inapplicable to claims for breach of the representations and warranties of Seller set forth in this Agreement. In addition, Purchaser does hereby covenant and agree to defend, indemnify, and hold harmless Seller and its partners and their respective officers, directors, shareholders, agents, affiliates and employees from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, existing and future, including any action or proceeding brought or threatened, or ordered by governmental authorities, relating to any Hazardous Substances which may be placed, located or released on the Properties after the date of Closing. The terms and provisions of this Section 3.3 shall survive the Closing hereunder until the expiration of any applicable statute of limitations.

         3.4. TITLE AND SURVEY. Seller has provided Purchaser with a preliminary title commitment with respect to each of the Properties (individually, a "Seller's Title Commitment", and collectively, the "Seller's Title Commitments"). Purchaser shall have the right, but not the obligation, to order at Purchaser's expense from the Title Company, a preliminary title commitment with respect to each of the Properties (individually, a "Purchaser's Title Commitment", and collectively, the "Purchaser's Title Commitments"). Purchaser shall direct the Title Company to send a copy of each of the Purchaser's Title Commitments to Seller. "Title Commitment" shall mean a Seller's Title Commitment or a Purchaser's Title Commitment. The Seller's Title Commitments and Purchaser's Title Commitments are collectively referred to as the "Title Commitments". Promptly upon execution of this Agreement, Purchaser may arrange, also at its expense, for the preparation of one or more updates of each Existing Survey (individually, a "Survey", and collectively, the "Surveys"). Purchaser likewise shall make copies of all such Surveys available to Seller prior to Closing. Purchaser shall have until the end of the Inspection Period to give written notice (the "First Title Notice") to Seller of such objections as Purchaser may have to any exceptions to title disclosed in the Title Commitments or in the Surveys or otherwise in Purchaser's examinations of title. From time to time at any time after the First Title Notice and prior to the Closing Date, Purchaser may give written notice (a "Subsequent Title Notice") to Seller of exceptions to title first appearing of record with respect to a Property after the effective date of the most recent previous title commitment or updated title commitment with respect to such Property or matters of survey which matters of record or matters of survey would not have been disclosed by an accurate updated examination of title or preparation of an updated ALTA survey prior to date of the initial Title Commitment with respect to such Property or the initial Survey with respect to such Property. Seller shall have the right, but not the obligation (except as to Monetary Objections), to attempt to remove, satisfy or otherwise cure any exceptions to title to which the Purchaser so objects. Within five (5) Business Days after receipt of Purchaser's First Title Notice, Seller shall give written notice to Purchaser informing the Purchaser of the election of Seller with respect to the objections in the First Title Notice. Within five
(5) Business Days after receipt of any Subsequent Title Notice, Seller shall give written notice to Purchaser informing the Purchaser of the election of Seller with respect to the objections in such Subsequent Title Notice. If Seller fails to give written notice of election within such five (5) Business Day period, Seller shall be deemed to have elected not to attempt to cure the objections (other than Monetary Objections) set forth in the First Title Notice or such Subsequent Title Notice, whichever is applicable. If Seller elects to attempt to cure any objections, Seller shall be entitled to one or more reasonable adjournments of the Closing of up to but not beyond the thirtieth
(30th) day following the initial date set for the Closing to attempt such cure, but, except for Monetary Objections, Seller shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure. Except as to Monetary Objections, if Seller elects, or is deemed to have elected, not to cure any exceptions to title to which Purchaser has objected or if, after electing to attempt to cure, Seller determines that it is unwilling or unable to remove, satisfy or otherwise cure any such exceptions, Purchaser's sole remedy hereunder in such event shall be either (i) to accept title to the applicable Property subject to such exceptions as if Purchaser had not objected thereto and without reduction of the Purchase Price; (ii) if such exceptions are matters first appearing of record after the date of this Agreement, and arise by, through or under Seller, to either (A) terminate this Agreement or (B) terminate this Agreement only as to the particular Property or Properties affected by such title exception, whereupon the parties shall proceed to close under this Agreement as to all other Properties at a Purchase Price which excludes the portion of the Purchase Price allocated to the particular Property or Properties affected by such title exception and as to which this Agreement was terminated, or (C) obtain specific performance of Seller's obligations to convey the Properties to Purchaser in accordance with this Agreement, and if specific performance cannot be obtained as a result of the willful and intentional default of Seller, committed with the intent to deprive Purchaser of its right to acquire the Properties pursuant to the terms of this Agreement, Purchaser shall be entitled to obtain actual (but not consequential or punitive) damages from Seller incurred as a result of such default; or (iii) to terminate this Agreement within three (3) Business Days after receipt of written notice from Seller either of the election of Seller not to attempt to cure any objection or of the determination of Seller, having previously elected to attempt to cure, that Seller is unable or unwilling to do so, or three (3) Business Days after Seller is deemed hereunder to have elected not to attempt to cure such objections (and upon any such termination under clause (ii) or (iii), Escrow Agent shall return the Earnest Money to Purchaser), and if Purchaser has elected to terminate this Agreement under clause (ii)(A) above, because Seller has failed to cure or satisfy exceptions first appearing of record after the date of this Agreement that arose by, through or under Seller, Seller shall also pay to Seller an amount equal to all out-of-pocket expenses actually incurred by Purchaser in connection with this transaction, provided that such reimbursement of out-of-pocket expenses shall not exceed $250,000 in the aggregate. Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller shall be obligated to cure or satisfy all Monetary Objections at or prior to Closing, and may use the proceeds of the Purchase Price at Closing for such purpose.

         3.5. SERVICE CONTRACTS. Not less than fifteen (15) days prior to the expiration of the Inspection Period, Purchaser will designate in a written notice to Seller which Service Contracts Purchaser will assume and which Service Contracts will be terminated by Seller at Closing; provided, however, that Seller shall not be obligated to terminate, and Purchaser shall assume the obligations of Seller arising from and after Closing under, all Service Contracts which cannot be terminated by Seller upon no more than thirty (30) days prior notice or which can be terminated by Seller only upon payment of a fee, premium, penalty or other form of early termination compensation. Taking into account any credits or prorations to be made pursuant to Article 5 hereof for payments coming due after Closing but accruing prior to Closing, Purchaser will assume the obligations arising from and after the Closing Date under those Service Contracts which Purchaser has designated will not be terminated. Seller, without cost to Purchaser, shall terminate at Closing all Service Contracts that are not so assumed, to the extent any relates to any one or more of the Properties. If Purchaser fails to notify Seller in writing on or prior to the date which is fifteen (15) days prior to the expiration of the Inspection Period of any Service Contracts that Purchaser does not desire to assume at Closing, Purchaser shall be deemed to have elected to assume all such Service Contracts and to have waived its right to require Seller to terminate such Service Contracts at Closing. Those Service Contracts which cover properties or improvements in addition to the Properties are herein called "Joint Service Contracts". Notwithstanding the foregoing to the contrary, Seller shall terminate the Joint Service Contracts at Closing with respect to the Properties, Seller shall not assign the Joint Service Contracts, Purchaser shall not assume the Joint Service Contracts, and Purchaser shall make or cause to be made such arrangements as Purchaser elects with respect to the services currently provided to the Properties under the Joint Service Contracts, either with the providers thereunder or with such other providers as selected by Purchaser. At Closing, Purchaser and Cousins shall enter into a Management Agreement and a Leasing Agreement with respect to the Properties which shall provide for the management and leasing of the Properties by Cousins for a term of three (3) years after Closing in accordance with the terms of such Management Agreement and Leasing Agreement. The Management Agreement and Leasing Agreement shall be in a form to be determined by the parties hereto prior to the expiration of the Inspection Period.

         3.6. TERMINATION OF AGREEMENT. Purchaser shall have until the expiration of the Inspection Period to determine, in Purchaser's sole opinion and discretion, the suitability of the Properties for acquisition by Purchaser or Purchaser's permitted assignees, and to obtain all necessary internal approvals, including, but not limited to, required Investment Committee approval. Purchaser shall have the right to terminate this Agreement at any time on or before said time and date of expiration of the Inspection Period by giving written notice to Seller of such election to terminate. If Purchaser so elects to terminate this Agreement pursuant to this Section 3.6, Escrow Agent shall pay the Initial Earnest Money to Purchaser, whereupon, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement. If Purchaser fails to so terminate this Agreement prior to the expiration of the Inspection Period, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3.6. Notwithstanding the foregoing, in the event Purchaser's environmental inspections of the Properties during the Inspection Period reveal a Material Environmental Defect as to one or more of the Properties, Purchaser may, at its option, by written notice to Seller given prior to the expiration of the Inspection Period, terminate this Agreement only as to the particular Property or Properties affected by such Material Environmental Defect, whereupon Purchaser shall proceed to close under this Agreement as to all of the other Properties at a Purchase Price which excludes the portion of the Purchase Price allocated the particular Property or Properties affected such Material Environmental Defect and as to which this Agreement was terminated. For purposes of this Agreement, the term "Material Environmental Defect" shall be applied on a Property by Property basis and shall mean the presence of an environmental condition affecting a particular Property which, in the case of 2300 Windy Ridge Parkway or 3200 Windy Hill Road, either cannot be remediated at a cost of less than $1,000,000 or in the case of each other Property cannot be remediated at a cost of less than $100,000.

         3.7. CONFIDENTIALITY. All information acquired by Purchaser or any of its designated representatives (including by way of example, but not in limitation, the officers, directors, members and employees of Purchaser, and Purchaser's engineers, consultants, counsel and potential lenders, and the officers, directors, shareholders and employees of each of them) with respect to the Properties, whether delivered by Seller or any representatives of Seller or obtained by Purchaser as a result of its inspection and investigation of the Properties, examination of the books, records and files of Seller in respect of the Properties, or otherwise (collectively, the "Due Diligence Material") shall be used solely for the purpose of determining whether the Properties are suitable for Purchaser's acquisition and ownership thereof and for no other purpose whatsoever. The terms and conditions which are contained in this Agreement and all Due Diligence Material which is not published as public knowledge or which is not generally available in the public domain shall be kept in strict confidence by Purchaser and shall not be disclosed to any individual or entity other than to those authorized representatives of Purchaser who need to know the information for the purpose of assisting Purchaser in evaluating the Properties for Purchaser's potential acquisition thereof; provided, however, that Purchaser shall have the right to disclose any such information if required by applicable law or as may be necessary in connection with any court action or proceeding with respect to this Agreement.

Purchaser shall and hereby agrees to indemnify and hold Seller harmless from and against any and all loss, liability, cost, damage or expense that Seller may suffer or incur (including, without limitation, reasonable attorneys' fees actually incurred) as a result of the unpermitted disclosure or use of any of the Due Diligence Material to any individual or entity other than an appropriate representative of Purchaser and/or the use of any Due Diligence Material for any purpose other than as herein contemplated and permitted. If Purchaser elects to terminate this Agreement pursuant to any provision hereof permitting such termination, or if the Closing contemplated hereunder fails to occur for any reason, Purchaser will promptly return to Seller all Due Diligence Material in the possession of Purchaser and any of its representatives, and destroy all copies, notes or abstracts or extracts thereof, as well as all copies of any analyses, compilations, studies or other documents prepared by Purchaser or for its use (whether in written or electronic form) containing or reflecting any Due Diligence Material, but excluding internal analyses prepared by Purchaser or by UBS Realty Investors LLC. In the event of a breach or threatened breach by Purchaser or any of its representatives of this Section 3.7, Seller shall be entitled, in addition to other available remedies, to an injunction restraining Purchaser or its representatives from disclosing, in whole or in part, any of the Due Diligence Material and any of the terms and conditions of this Agreement. Nothing contained herein shall be construed as prohibiting or limiting Seller from pursuing any other available remedy, in law or in equity, for such breach or threatened breach. The provisions of this Section shall survive any termination of this Agreement.

                                   ARTICLE 4.
                REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

         4.1. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby makes the following representations and warranties to Purchaser:

         (a) Organization, Authorization and Consents. Cousins is a duly organized and validly existing corporation under the laws of the State of Georgia. International Business Machines Corporation is a duly organized and validly existing corporation under the laws of the State of New York and is qualified to do business in the State of Georgia. Associates is a duly organized and validly existing general partnership under the laws of the State of Georgia. Seller has the right, power and authority to enter into this Agreement and to convey the Properties in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

         (b) Action of Seller, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

         (c) No Violations of Agreements. Provided Associates obtains from Lender the consents referred to in Section 2.6 hereof, neither the execution, delivery or performance of this Agreement by Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Properties of Seller or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Seller is bound.

         (d) Litigation. To Seller's knowledge, except as et forth in EXHIBIT "J", no investigation, action or proceeding is pending or threatened (i) relating to the ownership, operation, use or value of the Properties, or (ii) questioning the validity of this Agreement or any action taken or to be taken pursuant hereto, or (iii) involving condemnation or eminent domain proceedings involving the Properties or any portion thereof.

         (e) Existing Leases. Other than the Associates Ground Leases and the Leases listed on EXHIBIT "G" attached hereto, Seller has not entered into any contract or agreement with respect to the occupancy of the Properties or any portion or portions thereof which will be binding on Purchaser after the Closing. The copies of the Associates Ground Leases and the Leases affecting the Properties of Seller heretofore delivered by Seller to Purchaser are true, correct and complete copies thereof, and the Associates Ground Leases and the Leases affecting the Properties have not been amended except as evidenced by amendments similarly delivered and constitute the entire agreement between Seller and the tenants thereunder. Except as set forth in EXHIBIT "J" attached hereto, Seller has not received any written notice of Seller's default or failure to comply with the terms and provisions of the Associates Ground Leases and the Leases affecting the Properties which remain uncured, and to Seller's knowledge, no material uncured default by Seller exists. Except as set forth on EXHIBIT "J" attached hereto, Seller has no knowledge of any material default by the tenant under any Leases or Associates Ground Leases which remains uncured.

         (f) Right of First Offer. Except as set forth on EXHIBIT "J", no tenant of Seller has any right or option (including any right of first refusal or right of first offer) to purchase all or any part of the Properties of Seller or any interest therein.

         (g) Leasing Commissions. There are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Properties of Seller or any portion or portions thereof other than as disclosed in EXHIBIT "C" attached hereto (the "Commission Agreements"), and all leasing commissions and brokerage fees accrued or due and payable under the Commission Agreements with respect to the Properties of Seller as of the date hereof and at the Closing have been or shall be paid in full. Notwithstanding anything to the contrary contained herein, (i) the respective obligations of Seller and Purchaser with respect to certain leasing commissions are set forth on EXHIBIT "P" attached hereto, and (ii) Purchaser shall be responsible for the payment of all leasing commissions payable for (a) any new leases entered into after the Effective Date that have been approved (or deemed approved) by Purchaser, and
(ii) except as expressly otherwise provided on EXHIBIT "P" attached hereto, the renewal, expansion or extension of any Leases existing as of the Effective Date and exercised or effected after the Effective Date.

         (h) Management Agreement. Except for a management agreement between Associates and Cousins with respect to the Associates Properties, which management agreement will be cancelled and terminated with respect the Associates Properties at Closing, there is no agreement currently in effect relating to the management of the Properties of Seller by any third-party management company.

         (i) Loan Documents. All material documents, instruments and agreements which comprise the Loan Documents with respect to 3200 Windy Hill Road are listed on EXHIBIT "H" attached hereto and made a part hereof. Seller has delivered to Purchaser complete and accurate copies of such Loan Documents. Seller has not received any written notice from the Lender asserting a default under such Loan Documents which remains uncured or outstanding.

         (j) Master Declaration. Seller has delivered to Purchaser a complete and accurate copy of the Master Declaration. To Seller's knowledge, there are no existing or uncured defaults by Seller under the Master Declaration.

         (k) Plaza Declaration. Seller has delivered to Purchaser a complete and accurate copy of the Plaza Declaration. To Seller's knowledge, there are no existing or uncured defaults by Seller under the Plaza Declaration.

         (l) Taxes and Assessments. Except as may be set forth on EXHIBIT "O" attached hereto and made a part hereof, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Properties of Seller.

         (m) Compliance with Laws. To Seller's knowledge and except as set forth on EXHIBIT "J", Seller has received no written notice from any person or entity (including any governmental authority) alleging any violations of law (including any Environmental Law), municipal or county ordinances, or other legal requirements with respect to the Properties of Seller where such violations remain outstanding.

         (n) Other Agreements. To Seller's knowledge, except for the Leases, the Associates Ground Leases, the Service Contracts, the Commission Agreements, the Loan Documents, and the Permitted Exceptions, there are no leases, management agreements, brokerage agreements, leasing agreements or other agreements or instruments in force or effect that grant to any person or any entity (other than Seller) any right, title, interest or benefit in and to all or any part of the Properties or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Properties which will survive the Closing or be binding upon Purchaser other than those which Purchaser has agreed in writing to assume prior to the expiration of the Inspection Period (or is deemed to have agreed to assume) or which are terminable upon thirty (30) days notice without payment of premium or penalty.

         (o) Seller Not a Foreign Person. Seller is not a "foreign person" which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

         (p) Employees. Seller has no employees to whom by virtue of such employment Purchaser will have any obligation after the Closing.

         (q) Rent Roll. The information contained in the rent roll provided by Seller to Purchaser is true and accurate in all material respects.

         (r) Operating Statements. To Seller's knowledge, the operating statements delivered to Purchaser by Seller pursuant to Section 3.2(a)(ii) fairly present the financial results of the operation of the Properties for the periods covered thereby and were prepared by or for Seller in the ordinary course of Seller's business and are operating statements relied upon by Seller in the operation of the Properties.

         (s) ERISA. Neither Seller nor any holder of an interest in Seller is a "party in interest" to any employee benefit plans, and the Properties are not assets of an employee benefit plan covered under Part 4 of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (ERISA), or as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended. For purposes of the foregoing, the term "party in interest" shall have the meaning assigned to such term in Section 3(14) of ERISA.

         (t) Executive Order 13224. Neither Seller nor any holder of an interest in Seller is (i) a person or entity described by Section 1 of Executive Order 13224 Blocking Property and Prohibiting Transactions with Persons who Commit, Threaten to Commit, or Support Terrorism, 66 Federal Register 49,079, September 24, 2001, or (ii) engages in any dealings or transactions or is otherwise associate with any such persons or entities.

         (u) Environmental Laws. To Seller's knowledge, except as may be disclosed in the Existing Environmental Reports, there are no material violations of Environmental Laws with respect to the Properties.

         The representations and warranties made in this Agreement by Seller shall be continuing and shall be deemed remade by Seller as of the Closing Date, with the same force and effect as if made on, and as of, such date, subject to Seller's right to update such representations and warranties by written notice to Purchaser and in the certificate of Seller to be delivered pursuant to
Section 5.1(i) hereof.

         Except as otherwise expressly provided in this Agreement or in any documents to be executed and delivered by Seller to Purchaser at the Closing, Seller has not made, and Purchaser has not relied on, any information, promise, representation or warranty, express or implied, regarding the Property, whether made by Seller on behalf of Seller, or otherwise, including, without limitation, the physical condition of the Properties, the financial condition of the tenants under the Leases or the Associates Ground Leases, title to or the boundaries of the Properties, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, past or future economic performance of the tenants or the Properties, and any other information pertaining to the Properties or the market and physical environments in which the Properties are located.

Purchaser acknowledges (i) that Purchaser has entered into this Agreement with the intention of making and relying upon its own investigation or that of Purchaser's own consultants and representatives with respect to the physical, environmental, economic and legal condition of the Properties and (ii) that Purchaser is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be executed and delivered by Seller to Purchaser at the Closing, made (or purported to be made) by Seller or anyone acting or claiming to act on behalf of Seller. Purchaser will inspect the Properties and become fully familiar with the physical condition thereof and, subject to the terms and conditions of this Agreement, shall purchase the Properties in their "as is" condition, "with all faults," on the Closing Date. The provisions of this grammatical paragraph shall survive the Closing until the expiration of any applicable statute of limitations.

         4.2. KNOWLEDGE DEFINED. All references in this Agreement to the "knowledge of Associates" or "to Associates' knowledge" or to the "knowledge of Seller" or "to Seller's knowledge", shall refer only to the actual knowledge of James F. George, Dara J. Nicholson, and Jack A. LaHue, each of whom has been actively, each of whom has been actively involved in the management of Associates' business in respect of the Associates Properties in the capacities of Senior Vice President, Senior Vice President, and Senior Vice President, respectively, of Cousins, as a general partner of Associates. The term "knowledge of Associates" or "to Associates' knowledge" or to the "knowledge of Seller" or "to Seller's knowledge", shall not be construed, by imputation or otherwise, to refer to the knowledge of Associates, or any affiliate of Associates, or to any other partner, beneficial owner, officer, director, agent, manager, representative or employee of Associates, or any of their respective affiliates, or to impose on any of the individuals named above any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of the individuals named above arising out of any representations or warranties made herein or otherwise.

         4.3. COVENANTS AND AGREEMENTS OF SELLER.

         (a) Leasing Arrangements. During the pendency of this Agreement, except as provided in this Section 4.3(a), Seller will not enter into any lease affecting the Properties, or modify or amend in any material respect, or terminate, any of the existing Leases or Associates Ground Leases affecting the Properties without Purchaser's prior written consent in each instance, which consent shall not be unreasonably withheld, delayed or conditioned and which shall be deemed given unless withheld by written notice to Seller given within five (5) Business Days after Purchaser's receipt of Seller's written request therefor, each of which requests shall be accompanied by a copy of any proposed modification or amendment of an existing Lease or Associates Ground Lease or of any new Lease that Seller wishes to execute between the Effective Date and the Closing Date, including, without limitation, a description of any Tenant Inducement Costs and leasing commissions associated with any proposed renewal or expansion of an existing Lease or Associates Ground Lease or with any such new Lease. If Purchaser fails to notify Seller in writing of its approval or disapproval within said five (5) Business Day period, such failure by Purchaser shall be deemed to be the approval of Purchaser. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including reasonable attorneys' fees, actually incurred by Seller pursuant to a renewal or expansion of any existing Lease or Associates Ground Lease or new Lease approved (or deemed approved) by Purchaser hereunder. Such attorneys' fees to be reimbursed by Purchaser in connection with any particular new Lease or any material amendment of an existing Lease providing for the extension of the lease term thereof shall not exceed $5,000 if the particular new Lease or the material amendment to an existing Lease involves less than 10,000 square feet of rentable floor area and shall not exceed $10,000 if the new Lease or the material amendment to an existing Lease involves more than 10,000 square feet of rentable floor area.

         Seller has notified Purchaser that W. H. Smith Inc., a tenant of 3200 Windy Hill Road, has not paid rent for the month of August 2004 and has advised Seller that it desires to terminate its Lease in exchange for a cash payment to the Landlord under such Lease. Purchaser has underwritten the Purchase Price allocated to 3200 Windy Hill Road on the basis that the Lease with W. H. Smith Inc. having no value, and Purchaser is willing to permit Seller to terminate the Lease with W. H. Smith Inc. and to collect and retain a termination payment without sharing such termination payment with Purchaser (notwithstanding that a portion of such termination payment will be attributable to rent which would become due and owing by the tenant under such Lease after the Closing). Accordingly, Seller agrees that Seller will terminate the Lease with W. H. Smith Inc., either voluntarily or involuntarily, prior to Closing, and Purchaser consents to such termination. Seller and Purchaser further agree that Seller shall retain all right, title and interest in and to any termination payment payable by W. H. Smith Inc. as a result of an early termination of its Lease and any claim against W. H. Smith Inc. for rent or other damages arising out of any voluntary or involuntary termination of its Lease prior to Closing or in connection with any bankruptcy or insolvency proceeding filed by or against W.
H. Smith Inc. prior to or after Closing, including, without limitation, the right to file any proof of claim for such rent and damages in any proceeding filed by or against W. H. Smith Inc. prior to or after Closing under any chapter of the U.S. Bankruptcy Code.

         Reference is made to the Lease Agreement between Seller and International Business Machines Corporation dated as of December 18, 1989, as amended, with respect to premises at 3200 Windy Hill Road (the "3200 IBM Lease") Prior to Closing, Seller shall cause the 3200 IBM Lease to be amended in writing to delete Article 21 thereof in its entirety, thereby causing the rights granted to the tenant under Article 21 of the 3200 IBM Lease to be of no further force or effect.

         (b) New Contracts. During the pendency of this Agreement, Seller will not enter into any contract, or modify, amend, renew or extend any existing contract, that will be an obligation affecting the Properties or any part thereof subsequent to the Closing or except as provided in Section 4.3(a) above, make or create any transfer, deed, easement, encumbrance, lease or other interest in the Properties or any part thereof, without Purchaser's prior written consent in each instance (which Purchaser agrees not to withhold or delay unreasonably), except contracts entered into in the ordinary course of business that are terminable without cause (and without penalty or premium) on 30 days (or less) notice.

         (c) Operation of Property. During the pendency of this Agreement, Seller shall continue to operate the Properties in a good and businesslike fashion consistent with Seller's past practices.

         (d) Insurance. During the pendency of this Agreement, Seller shall, at Seller's expense, continue to maintain existing liability insurance coverages and the fire insurance coverages (including rent loss insurance coverages) with respect to the Improvements which are currently in force and effect.

         (e) Tenant Estoppel Certificates. Seller shall endeavor in good faith (but without obligation to incur any material cost or expense) to obtain and deliver to Purchaser prior to Closing a written Tenant Estoppel Certificate in the form attached hereto as EXHIBIT "L-1" signed by each tenant under each of the Leases (but not under such of the Leases as are in the nature of license agreements as distinguished from leases) and in the form attached hereto as EXHIBIT "L-2" signed by each tenant under each of the Associates Ground Leases; provided that delivery of such signed Tenant Estoppel Certificates shall be a condition of Closing only to the extent set forth in Section 6.1(c) hereof; and in no event shall the inability or failure of Seller to obtain and deliver said Tenant Estoppel Certificates (Seller having used its good faith efforts as set forth above as to tenants under Leases or Associates Ground Leases of the Properties of Seller) be a default of Seller hereunder.

         (f) Master Declaration Estoppel. Seller shall endeavor in good faith (but without obligation to incur any material cost or expense, other than the payment of any applicable fee to the Declarant) to obtain and deliver to Purchaser prior to Closing a written Estoppel Certificate in the form attached hereto as EXHIBIT "M" signed by the Declarant under the Master Declaration; provided that in no event shall the inability or failure of Seller to obtain and deliver said Estoppel Certificate (Seller having used its good faith efforts as set forth above) be a default of Seller hereunder.

         (g) Plaza Declaration Estoppel. Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing a written Estoppel Certificate in the form attached hereto as EXHIBIT "N" signed by the Declarant under the Plaza Declaration; provided that in no event shall the inability or failure of Seller to obtain and deliver said Estoppel Certificate (Seller having used its good faith efforts as set forth above) be a default of Seller hereunder.

         (h) Existing Loan Documents. During the pendency of this Agreement, except as expressly provided in this Agreement, Seller shall not amend or modify any of the Loan Documents without the prior written consent of Purchaser, and Seller shall pay all installments of debt service which become due under the Loan Documents and otherwise comply in all material respects with the terms of the Loan Documents.

         (i) Reaffirmation Relating to Tenant Defaults. Within two (2) Business Days after receipt by Seller of a one-time written request submitted by Purchaser prior to the expiration of the Inspection Period, Seller shall reaffirm in writing to Purchaser the truth and accuracy of the representation and warranty of Seller set forth in the last sentence of Section 4.1(e) hereof, with such modifications thereto as may be appropriate in light of any change in circumstance since the Effective Date.

         4.4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby makes the following representations and warranties to Seller:

         (a) Organization, Authorization and Consents. Purchaser is a duly organized and validly existing limited liability company under the laws of the State of Delaware. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

         (b) Action of Purchaser, Etc. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

         (c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.

         (d) Litigation. To Purchaser's knowledge, Purchaser has received no written notice that any action or proceeding is pending or threatened, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

         The representations and warranties made in this Agreement by Purchaser shall be continuing and shall be deemed remade by Purchaser as of the Closing Date, with the same force and effect as if made on, and as of, such date subject to Purchaser's right to update such representations and warranties by written notice to Seller and in Purchaser's certificate to be delivered pursuant to
Section 5.2(d) hereof. All references in this Agreement to the "knowledge of Purchaser" shall refer only to the actual knowledge of Michael T. Mistretta whom has been actively involved in the acquisition of the Properties in the capacity of Director - Acquisitions of Purchaser's Manager. The term "knowledge of Purchaser" shall not be construed, by imputation or otherwise, to refer to the knowledge of Purchaser, or any affiliate of Purchaser, or to any other partner, member, beneficial owner, officer, agent, manager, representative or employee of Purchaser, or any of their respective affiliates, or to impose on any of the individuals named above any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of the individuals named above arising out of any representations or warranties made herein or otherwise.

         4.5. COVENANTS AND AGREEMENTS OF PURCHASER.

         (a) Associates Properties. Purchaser agrees, for the benefit of Associates, its successors in title and assigns, and for the benefit of the property of Associates described on EXHIBIT "S" attached hereto and made a part hereof (the "Associates Benefited Property"), that Purchaser, its successors in title and assigns, shall not object directly or indirectly to, and shall not assist others in objecting to, and shall not take any action or make any statements, public or private (and specifically including but not limited to statements to the media), in opposition to any application for rezoning or variances to a residential classification, or rezoning or variances to increase the height of the buildings to be constructed but not the density, with respect to the Associates Benefited Property or any portion thereof. The terms and provisions of this Section 4.5(a) shall survive the Closing hereunder until the expiration of ten (10) years after the Closing Date; provided, however, if fee simple title to any particular Property or Properties shall be sold and conveyed to any person or entity not affiliated with the grantee in the Associates Limited Warranty Deed or the Associates Limited Warranty Deed (Ground Lease), as the case may be, the foregoing covenant and agreement shall expire and be of no further force or effect as to the purchaser of the particular Property or Properties (and such purchaser's successors-in-title) on the date which is seven (7) years after the Closing Date.

         (b) CPI Properties. Purchaser agrees, for the benefit of Cousins, its successors in title and assigns, and for the benefit of the property of Cousins described on EXHIBIT "T" attached hereto and made a part hereof (the "CPI Benefited Property"), that Purchaser, its successors in title and assigns, shall not object directly or indirectly to, and shall not assist others in objecting to, and shall not take any action or make any statements, public or private (and specifically including but not limited to statements to the media), in opposition to any application for rezoning or variances to a residential classification, or rezoning or variances to increase the height of the buildings to be constructed but not the density, with respect to the CPI Benefited Property or any portion thereof. The terms and provisions of this Section 4.5(b) shall survive the Closing hereunder until the expiration of ten (10) years after the Closing Date; provided, however, if fee simple title to any particular Property or Properties shall be sold and conveyed to any person or entity not affiliated with the grantee in the Associates Limited Warranty Deed or the Associates Limited Warranty Deed (Ground Lease), as the case may be, the foregoing covenant and agreement shall expire and be of no further force or effect as to the purchaser of the particular Property or Properties (and such purchaser's successors-in-title) on the date which is seven (7) years after the Closing Date. Cousins shall be deemed to be a third-party beneficiary of the covenant set forth in this Section 4.5(b).

                                   ARTICLE 5.
                CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS

         5.1. SELLER'S CLOSING DELIVERIES. For and in consideration of, and as a condition precedent to Purchaser's delivery to Seller of the Purchase Price, Seller shall obtain or execute and deliver to Purchaser at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

         (a) Limited Warranty Deeds. A Limited Warranty Deed (Ground Lease) from Associates with respect to the Associates Ground Lease Lands and Associates Ground Lease Reversionary Interests (the "Associates Limited Warranty Deed (Ground Lease)"), subject only to the Permitted Exceptions, and executed and acknowledged by Associates, and a Limited Warranty Deed from Associates with respect to the Associates Lands and Associates Improvements (the "Associates Limited Warranty Deed"), subject only to the Permitted Exceptions, and executed and acknowledged by Associates. The legal descriptions of the Associates Ground Lease Lands set forth in the Associates Limited Warranty Deed (Ground Lease) and of the Associates Lands set forth in the Associates Limited Warranty Deed shall be based upon and conform to the applicable legal descriptions attached hereto as EXHIBIT "A-1". The Associates Limited Warranty Deed conveying 2300 Windy Ridge Parkway will include a covenant relating solely to 2300 Windy Ridge Parkway which shall be in the form attached hereto as Exhibit "U" and made a part hereof. The Associates Limited Warranty Deed conveying 2400 Windy Ridge Parkway, 3050 Windy Hill Road, 1547 Powers Ferry Road, 1927 Powers Ferry Road, 1931 Powers Ferry Road, 1935 Powers Ferry Road and 1945 Powers Ferry Road will include a covenant relating solely to such Property which shall be in the form attached hereto as Exhibit "V" and made a part hereof.

         (b) Assumption Agreement. Three (3) counterparts of the Assumption Agreement executed and acknowledged by Seller;

         (c) Bill of Sale. A bill of sale from Seller for the Personal Property of Seller in the form attached hereto as SCHEDULE 3 (the "Bill of Sale"), without warranty as to the condition of the Personal Property, but with warranty of title as to the specifically described Personal Property;

         (d) Assignment and Assumption of Ground Leases, Leases and Security Deposits. Two (2) counterparts with respect to Seller of an assignment and assumption of the Associates Ground Leases, the Leases and Security Deposits with respect to the Properties and, to the extent required elsewhere in this Agreement, the obligations of Seller under the Commission Agreements with respect to the Properties in the form attached hereto as SCHEDULE 2 (the "Assignment and Assumption of Leases"), executed and acknowledged by Seller;

         (e) Intentionally Omitted;

         (f) Amendments or Supplements to Master Declaration and Plaza Declaration. Amendments or supplements to the Master Declaration and the Plaza Declaration providing for the assignment of the rights and obligations of the Declarant thereunder to property owners' associations for each Declaration and for the ultimate turnover of control of each association by each Declarant to the applicable property owners in forms to be determined by the parties hereto prior to the expiration of the Inspection Period;

         (g) Assignment and Assumption of Service Contracts. Two (2) counterparts with respect to Seller of an assignment and assumption of Service Contracts with respect to the Properties in the form attached hereto as SCHEDULE 6 (the "Assignment and Assumption of Service Contracts"), executed, acknowledged and sealed by Seller;

         (h) General Assignment. An assignment with respect to Seller of the Intangible Property in the form attached hereto as SCHEDULE 7 (the "General Assignment"), executed and acknowledged by Seller;

         (i) Seller's Affidavit. An owner's affidavit from Seller substantially in the form attached hereto as SCHEDULE 8 ("Seller's Affidavit"), stating that there are no known boundary disputes with respect to the Properties, that there are no parties in possession of the Properties other than Seller and the tenants under the Leases of such Properties, and as to the Associates Ground Lease Lands, the tenants and other persons and entities permitted by the Associates

Ground Leases, that any improvements or repairs made by, or for the account of, or at the instance of Seller to or with respect to the Properties within ninety-five (95) days prior to the Closing have been paid for in full (or that adequate provision has been made therefor to the reasonable satisfaction of the Title Company), and including such other matters as may be reasonably requested by the Title Company;

         (j) Seller's Certificate. A certificate from Seller in the form attached hereto as SCHEDULE 9 ("Seller's Certificate"), evidencing the reaffirmation of the truth and accuracy in all material respects of Seller's representations and warranties set forth in Section 4.1 hereof, with such modifications thereto as may be appropriate in light of any change in circumstance since the Effective Date;

         (k) FIRPTA Certificate. A FIRPTA Certificate from Seller in the form attached hereto as SCHEDULE 10;

         (l) Evidence of Authority. Such documentation as may reasonably be required by Purchaser and Purchaser's title insurer to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered on behalf of Seller;

         (m) Settlement Statements. A settlement statement (for each Property) setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

         (n) Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of Seller to the extent not theretofore delivered to Purchaser;

         (o) Certificates of Occupancy. To the extent the same are in the possession of Seller, original or photocopies of certificates of occupancy for all space within the Improvements located on the Property;

         (p) Leases. To the extent the same are in the possession of Seller, original executed counterparts of the Leases and the Associates Ground Leases;

         (q) Tenant Estoppel Certificates. All originally executed Tenant Estoppel Certificates as may be in the possession of Seller;

         (r) Notices of Sale to Tenants. Seller will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Seller and Purchaser (the "Tenant Notices of Sale"), which Purchaser shall send to each tenant under the Associates Ground Leases and the Leases informing such tenant of the sale of the Properties and of the assignment to and assumption by Purchaser of Seller's interest in the Associates Ground Leases and the Leases and the Security Deposits and directing that all rent and other sums payable for periods after the Closing under the Associates Ground Leases or such Leases shall be paid as set forth in said notices;

         (s) Notices of Sale to Service Contractors and Leasing Agents. Seller will join with Purchaser in executing notices, in form and content reasonably satisfactory to Seller and Purchaser (the "Other Notices of Sale"), which Purchaser shall send to each service provider and leasing agent under the Service Contracts and Commission Agreements (as the case may be) assumed by Purchaser at Closing informing such service provider or leasing agent (as the case may be) of the sale of the Properties and of the assignment to and assumption by Purchaser of Seller's obligations under the Service Contracts and Commission Agreements arising after the Closing Date and directing that all future statements or invoices for services under such Service Contracts and/or Commission Agreements for periods after the Closing be directed to Seller or Purchaser as set forth in said notices;

         (t) Notices of Sale to Declarant under Master Declaration. Seller will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Seller and Purchaser (the "Master Notice"), which Purchaser shall send to the Declarant under the Master Declaration informing the Declarant of the sale of the Properties and directing that all requests for payments under the Master Declaration with respect to the Properties for periods after the Closing be directed to Purchaser as set forth in said notice and providing a notice address for Purchaser under the Master Declaration;

         (u) Notice of Sale under Plaza Declaration. Seller will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Seller and Purchaser (the "Plaza Notice") which Purchaser shall send to the Declarant under the Plaza Declaration and informing the Declarant of the sale of the Properties and directing that all requests for payments under the Plaza Declaration for periods after the Closing be directed to Purchaser as set forth in said notice and providing for a notice address for Purchaser under the Plaza Declaration.

         (v) Keys and Records. All of the keys to any door or lock on the Properties and the original tenant files and other non-confidential books and records (excluding any appraisals, budgets, strategic plans for the Properties, internal analyses, information regarding the marketing of the Properties for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller deems proprietary) relating to the Property in the possession of Seller;

         (w) Management and Leasing Agreements. A Management Agreement and a Leasing Agreement for the Properties in the forms to be determined by the parties hereto prior to the expiration of the Inspection Period; and

         (x) Other Documents. Such other documents as shall be reasonably requested by Purchaser's title insurer to effectuate the purposes and intent of this Agreement.

         5.2. PURCHASER'S CLOSING DELIVERIES. Purchaser shall obtain or execute and deliver to Seller at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

         (a) Assumption Agreement. Three (3) counterparts of the Assumption Agreement, executed and acknowledged by Purchaser;

         (b) Assignment and Assumption of Leases. Two (2) counterparts of the Assignment and Assumption of Leases, executed and acknowledged by Purchaser;

         (c) Assignment and Assumption of Service Contracts. Two (2) counterparts of the Assignment and Assumption of Service Contracts, executed and acknowledged by Purchaser;

         (d) Affidavit as to Broker's Liens. Two (2) counterparts of a Transferee's Affidavit as to Broker's Liens substantially in the form attached hereto as SCHEDULE 5;

         (e) General Assignment. Two (2) counterparts of the General Assignment, executed and acknowledged by Purchaser;

         (f) Purchaser's Certificate. A certificate in the form attached hereto as SCHEDULE 11 ("Purchaser's Certificate"), evidencing the reaffirmation of the truth and accuracy in all material respects of Purchaser's representations and warranties contained in Section 4.4 hereof, with such modifications thereto as may be appropriate in light of any change in circumstances since the Effective Date;

         (g) Notice of Sale to Tenants. The Tenant Notices of Sale, executed by Purchaser, as contemplated in Section 5.1(r) hereof;

         (h) Notices of Sale to Service Contractors and Leasing Agents. The Other Notices of Sale to service providers and leasing agents, as contemplated in Section 5.1(s) hereof;

         (i) Master Notice and Plaza Notice. The Master Notice and Plaza Notice as contemplated in Sections 5.1(t) and 5.1(u) hereof;

         (j) Settlement Statement A settlement statement (for each Property) setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

         (k) Evidence of Authority. Such documentation as Seller may reasonably require to establish that this Agreement, the transaction contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered;

         (l) Management and Leasing Agreements. A Management Agreement and a Leasing Agreement for the Properties in the forms to be determined by the parties hereto prior to the expiration of the Inspection Period; and

         (m) Other Documents. Such other documents as shall be reasonably requested by Seller's counsel to effectuate the purposes and intent of this Agreement.

         5.3. CLOSING COSTS. Seller shall pay the costs of issuing the Seller's Title Commitments, the attorneys' fees of Seller, one-half of any escrow closing fees charged by the Title Company, and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Properties pursuant hereto. Purchaser shall pay the Transfer Fees, the cost of any owner's title insurance premium and title examination fees (including but not limited to the costs of issuing Purchaser's Title Commitments, the costs of any updates to the Title Commitments, the costs of any endorsements to the Title Commitments, and the costs of any title policies issued pursuant to the Title Commitments or any of them), the cost of the Surveys, all recording fees on all instruments to be recorded in connection with this transaction, including the Assumption Agreement, the attorneys' fees of Purchaser, one-half of any escrow closing fees charged by the Title Company, and all other costs and expenses incurred by Purchaser in the performance of Purchaser's due diligence inspection of the Properties and in closing and consummating the purchase and sale of the Properties pursuant hereto. Seller shall pay the Real Estate Transfer Taxes imposed by the State of Georgia upon the conveyance of the Properties pursuant hereto.

         5.4. PRORATIONS AND CREDITS. The following items in this Section 5.4 shall be adjusted and prorated between Seller and Purchaser as of 11:59 P.M. on the day preceding the Closing, based upon the actual number of days in the applicable month or year:

         (a) Taxes. All general real estate taxes (including community improvement district taxes) imposed by any governmental authority ("Taxes") for the calendar year in which the Closing occurs shall be prorated between Purchaser and Seller as to the Taxes with respect to the Properties as of the Closing. If the Closing occurs prior to the receipt by Seller of the tax bill for any of the Properties for the calendar year or other applicable tax period in which the Closing occurs, Taxes with respect to such Property or Properties shall be prorated for such calendar year or other applicable tax period based upon the prior year's tax bill. Notwithstanding the foregoing or Section 5.4(b) below, (x) Taxes shall not be prorated with respect to any Property as to which the tenant under the Lease(s) with respect to such Property is obligated to pay Taxes directly to the applicable taxing authority, and (y) Taxes shall not be prorated with respect to the Associates Ground Lease Lands and Associates Ground Lease Improvements.

         (b) Reproration of Taxes. After receipt of final Taxes and other bills, Purchaser shall prepare and present to Seller a calculation of the reproration of such Taxes and other items with respect to the Properties, based upon the actual amount of such items charged to or received by the parties for the year or other applicable fiscal period. Purchaser and Seller shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Seller of Purchaser's calculation and appropriate back-up information. Purchaser shall provide Seller with appropriate backup materials related to the calculation, and Seller may inspect Purchaser's books and records related to the Properties of Seller to confirm the calculation. The provisions of this Section 5.4(b) shall survive the Closing for a period of one (1) year after the Closing Date.

         (c) Rents, Income and Other Expenses. Rents and any other amounts payable by tenants of the Properties shall be prorated as of the Closing Date and be adjusted against the Purchase Price on the basis of a schedule which shall be prepared by Seller and delivered to Purchaser for Purchaser's review and approval at least two (2) Business Days prior to Closing. Purchaser shall receive at Closing a credit for Purchaser's pro rata share of the rents, additional rent, common area maintenance charges, tenant reimbursements and escalations, and all other payments payable for the month of Closing with respect to the Properties and for all other rents and other amounts with respect to the Properties that apply to periods from and after the Closing, but which are received by Seller prior to Closing. Purchaser agrees to pay to Seller, upon receipt, any rents or other payments by tenants under their respective Leases or the Associates Ground Leases with respect to the Properties that apply to periods prior to Closing but are received by Purchaser after Closing; provided, however, that any delinquent rents or other payments by tenants shall be applied first to any current amounts owing by such tenants, then to delinquent rents in the order in which such rents are most recently past due, with the balance, if any, paid over to Seller to the extent of delinquencies existing at the time of Closing to which Seller is entitled; it being understood and agreed that Purchaser shall not be legally responsible to Seller for the collection of any rents or other charges payable with respect to such Leases or the Associates Ground Leases or any portion thereof, which are delinquent or past due as of the Closing Date; but Purchaser agrees that Purchaser shall send monthly notices for a period of three (3) consecutive months in an effort to collect any rents and charges not collected as of the Closing Date. Any reimbursements payable by any tenant under the terms of any tenant lease affecting any of the Properties as of the Closing Date, which reimbursements pertain to such tenant's pro rata share of increased operating expenses or common area maintenance costs incurred with respect to such Properties at any time prior to the Closing, shall be prorated upon Purchaser's actual receipt of any such reimbursements, on the basis of the number of days of Seller's and Purchaser's respective ownership of such Properties during the period in respect of which such reimbursements are payable; and Purchaser agrees to pay to Seller Seller's pro rata portion of such reimbursements within thirty (30) days after Purchaser's receipt thereof. Conversely, if any tenant under any such Lease or any of the Associates Ground Leases shall become entitled at any time after Closing to a refund of tenant reimbursements actually paid by such tenant prior to Closing, then, Seller shall, within thirty (30) days following Purchaser's demand therefor, pay to Purchaser an amount equal to Seller's pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth, and Seller agrees to cooperate with Purchaser in regard to any audits relating to reimbursable costs conducted by or for tenants after Closing. Seller hereby retains its right to pursue any tenant under the Leases or the Associates Ground Leases for sums due Seller for periods attributable to Seller's ownership of the Properties; provided, however, that Seller (i) shall be required to notify Purchaser in writing of its intention to commence or pursue such legal proceedings or claims; and (ii) shall only be permitted to commence or pursue any legal proceedings or claims after the applicable Lease or Associates Ground Lease has expired or terminated or after the tenant's right of possession has been terminated or after the tenant thereunder has filed a proceeding under any chapter of the U.S. Bankruptcy Code. The provisions of this
Section 5.4(c) shall survive the Closing for a period of one (1) year after the Closing Date.

         (d) Percentage Rents. Percentage rents, if any, collected by Purchaser from any tenant under such tenant's Lease affecting the Property of Seller for the percentage rent accounting period in which the Closing occurs shall be prorated between Seller and Purchaser as of the Closing Date, as, if, and when received by Purchaser, such that Seller's pro rata share shall be an amount equal to the total percentage rentals paid for such percentage rent accounting period under the applicable Lease multiplied by a fraction, the numerator of which shall be the number of days in such accounting period prior to Closing and the denominator of which shall be the total number of days in such accounting period; provided, however, that such proration shall be made only at such time as such tenant is current or, after application of a portion of such payment, will be current in the payment of all rental and other charges under such tenant's Lease that accrue and become due and payable from and after the Closing. The provisions of this Section 5.4(d) shall survive the Closing for a period of one (1) year after the Closing Date.

         (e) Associates Post Closing Tenant Improvement Obligations. Set forth on EXHIBIT "R" attached hereto is a list and description of work and obligations to be performed by Associates after the Closing.

         (f) Tenant Inducement Costs.

                  (i) Set forth on EXHIBIT "P" attached hereto and made a part hereof is a list of Leases at the Properties with respect to which Tenant Inducement Costs and/or leasing commissions have not been paid in full as of the Effective Date. The responsibility for the payment of such Tenant Inducement Costs and leasing commissions with respect to the Properties shall be allocated as between Seller and Purchaser as set forth on EXHIBIT "P". Some or all of such Tenant Inducement Costs and leasing commissions set forth on EXHIBIT "P" may become due and payable after the scheduled date for Closing under this Agreement. As to those amounts which are the responsibility of Purchaser as set forth on EXHIBIT "P", Purchaser shall assume such payment obligation at Closing (or, if and to the extent all or a portion of such amounts have been paid by Seller prior to Closing, Purchaser shall reimburse Seller at Closing for the amounts paid by Seller on account thereof). With respect to those amounts which are the responsibility of Seller as set forth on EXHIBIT "P", Seller shall remain responsible for paying such amounts, as and when due under the applicable Lease or Commission Agreement, as the case may be. In addition, Associates shall remain responsible for performing and paying, as and when due under the applicable Lease, the Associates Post Closing Tenant Improvement Obligations.

                  (ii) Except as set forth in Section 5.4(f)(i) above, and except as may be specifically provided to the contrary elsewhere in this Agreement, Purchaser shall be responsible for the payment of all Tenant Inducement Costs and leasing commissions which become due and payable (whether before or after Closing) as a result of any renewals or extensions or expansions of existing Leases approved or deemed approved by Purchaser in accordance with Section 4.3(a) hereof between the Effective Date and the Closing Date and under any new Leases, approved or deemed approved by Purchaser in accordance with said
         Section 4.3(a). The provisions of this Section 5.4(f) shall survive the Closing.

         (g) Security Deposits. Purchaser shall receive at Closing a credit with respect to the Purchase Price for all Security Deposits transferred and assigned to Purchaser at Closing in connection with the Leases affecting the Properties, together with a detailed inventory of such Security Deposits.

         (h) Operating Expenses. Personal property taxes, vault charges, sewer charges, utility charges, and normally prorated operating expenses actually paid or payable as of the Closing Date with respect to the Properties shall be prorated as of the Closing Date with respect to the Properties and adjusted against the Purchase Price allocated to Seller, provided that within ninety (90) days after the Closing, Purchaser and Seller will make a further adjustment for such taxes, charges and expenses affecting the Properties which may have accrued or been incurred prior to the Closing Date, but not collected or paid at that date. Seller shall pay all special assessments imposed against the Property in full at Closing whether or not such assessments may be paid in installments not due until after the Closing. In addition, within one hundred eighty (180) days after the close of the fiscal year(s) used in calculating the pass-through to tenants of operating expenses and/or common area maintenance costs under the Leases (where such fiscal year(s) include(s) the Closing Date), Seller and Purchaser shall, upon the request of either, re-prorate on a fair and equitable basis in order to adjust for the effect of any credits or payments due to or from tenants for periods prior to the Closing Date. All prorations shall be made based on the number of calendar days in such year or month, as the case may be. Notwithstanding the foregoing, personal property taxes, vault charges, sewer charges, utility charges, and operating expenses shall not be prorated with respect to any Property as to which the tenant under the Associates Ground Lease with respect to such Property is obligated to pay the same directly to the provider thereof. The provisions of this Section 5.4(h) shall survive the Closing for a period of one (1) year after the Closing Date.

         (i) Interest Under Loan. All interest accrued under the Loan shall be prorated as of the Closing Date and adjusted against the Purchase Price.

                                   ARTICLE 6.
                              CONDITIONS TO CLOSING

         6.1. CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS. The obligations of Purchaser hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Purchaser in its sole discretion by written notice to Seller at or prior to the Closing Date:

         (a) Seller shall have performed, in all material respects, all covenants, agreements and undertakings of Seller contained in this Agreement;

         (b) All representations and warranties of Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Seller's knowledge and without modification (by update or otherwise, as provided in Section 5.1(i) hereof), and except that, subject to
Section 6.3 hereof, no change in circumstances or status of the tenants under any of the Leases or the Associates Ground Leases occurring after the date hereof, including, without limitation, tenant defaults, bankruptcies or other adverse matters relating to such tenants, or any change after the date hereof in the representation or warranty set forth in the last sentence of Section 4.1(e) hereof, shall be deemed to be a condition to the obligations of Purchaser to consummate the transaction contemplated hereunder;

         (c) Tenant Estoppel Certificates from each of the Major Tenants and, with respect to 2300 Windy Ridge Parkway, any three of Scientific Research Corporation, Profit Recovery Group, Life Office Management Associates and Financial Services Corporation, shall have been delivered to Purchaser, with each such estoppel certificate (i) as to the Leases, to be substantially in the form attached hereto as EXHIBIT "L-1" (or if the applicable Lease provides for a particular form of estoppel certificate to be given by the tenant thereunder, the Tenant Estoppel Certificate with respect to such Lease may be in the form as called for therein), (ii) as to the Associates Ground Leases, to be substantially in the form attached hereto as EXHIBIT "L-2" (or if the applicable Associates Ground Lease provides for a particular form of estoppel certificate to be given by the tenant thereunder, the Tenant Estoppel Certificate with respect to such Associates Ground Lease may be in the form as called for therein), except that the Tenant Estoppel Certificate for the 1927 Ground Lease shall include an acknowledgement by the tenant that the right of first refusal granted to such tenant in Section 18.25 of the 1927 Ground Lease does not apply to the conveyance of 1927 Powers Ferry Road to either Purchaser or its permitted assignee of Purchaser pursuant to Section 9.1 of this Agreement, (iii) to be dated within forty-five (45) days prior to the first Closing Date (and not the extended Closing Date for 2300 Windy Ridge Parkway), (iv) to confirm the material terms of the applicable Lease or Associates Ground Lease as contained in the copies of the Leases and Associates Ground Leases obtained by or delivered to Purchaser, and (v) to confirm the absence of any material defaults under the applicable Lease or Associates Ground Lease as of the date thereof. The delivery of said Tenant Estoppel Certificates from the Major Tenants and, with respect to 2300 Windy Ridge Parkway, any three of the four tenants listed above, shall be a condition of Closing, and the failure or inability of Seller to obtain and deliver said Tenant Estoppel Certificates, Seller having used its good faith efforts to obtain the same from the tenants under Leases of the Properties of Seller, shall not constitute a default by Seller under this Agreement;

         (d) A Master Declaration Estoppel Certificate from the Declarant under the Master Declaration shall have been delivered to Purchaser, with such estoppel certificate (i) to be substantially in the form attached hereto as EXHIBIT "M", (ii) to be dated within thirty (30) days prior to the Closing Date, and (iii) to confirm the absence of any material defaults under the Master Declaration by Seller as "Owners" as defined in the Master Declaration. The delivery of said Master Declaration Estoppel Certificate from such Declarant shall be a condition of Closing, and the failure or inability of Seller to obtain and deliver said Master Declaration Estoppel Certificate, Seller having used its good faith efforts to obtain the same, shall not constitute a default by Seller under this Agreement;

         (e) A Plaza Declaration Estoppel Certificate from the Declarant under the Plaza Declaration shall have been delivered to Purchaser, with such estoppel certificate (i) to be substantially in the form attached hereto as EXHIBIT "N",
(ii) to be dated within thirty (30) days prior to the Closing Date, and (iii) to confirm the absence of any material defaults under the Plaza Declaration by Associates as "Owner" as defined in the Plaza Declaration. The delivery of said Plaza Declaration Estoppel Certificate from such Declarant shall be a condition of Closing, and the failure or inability of Seller to obtain and deliver said Plaza Declaration Estoppel Certificate, Seller having used its good faith efforts to obtain the same, shall not constitute a default by Seller under this Agreement;

         (f) Associates and Purchaser shall have obtained from Lender the consents contemplated in Section 2.6 of this Agreement; and

         (g) If Purchaser shall have obtained Purchaser's Title Commitments as provided in Section 3.4, the Title Company is prepared, upon payment by Purchaser of the policy premium, to update Purchaser's Title Commitments through the date of recordation of the Limited Warranty Deed and Limited Warranty Deed (Ground Lease) applicable to each Property, show all conditions as having been satisfied and delete all title exceptions not approved, deemed approved or waived by Purchaser as provided in Section 3.4 hereof.

In the event any of the conditions in this Section 6.1 have not been satisfied (or otherwise waived in writing by Purchaser) prior to or on the Closing Date (as same may be extended or postponed as provided in this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Seller given prior to the Closing, whereupon (i) Escrow Agent shall return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement; provided, however, that in the event that any such condition or conditions which have not been satisfied (or otherwise waived in writing by Purchaser) only affect a particular Property, then and in such event, Purchaser may terminate this Agreement only as to such particular Property or Properties by giving written notice of such termination to Seller prior to Closing, whereupon Purchaser shall proceed to close under this Agreement as to all of the other Properties at a Purchase Price which excludes the portion of the Purchase Price allocated to the particular Property or Properties affected by such unsatisfied condition and as to which this Agreement was terminated. If Purchaser terminates this Agreement only as to such particular Property or Properties as provided in the preceding sentence, Seller may then elect to suspend such termination by giving written notice to Purchaser of such suspension at or prior to the Closing of the Properties not affected by Purchaser's termination in order to allow Seller additional time to cause the satisfaction of the condition or conditions which have not been satisfied, and if Seller does elect to suspend such termination by giving timely written notice thereof, one percent (1%) of the Purchase Price allocable to the Properties as to which this Agreement was terminated by Seller shall remain in escrow with Escrow Agent (and shall not be applied to the Purchase Price at the initial Closing), and Seller shall have up to thirty (30) days to cause the satisfaction of aforesaid particular condition or conditions, and the Closing Date with respect to each of the particular Properties as to which Purchaser terminated this Agreement shall be extended until the earlier of (i) the date which is two
(2) Business Days after evidence of the satisfaction of the applicable condition or conditions has been provided to Purchaser, or (ii) the date which is thirty
(30) days after the initial Closing Date. In the event such conditions with respect to any such Property or Properties are not satisfied on or before the expiration of such thirty (30) day period, the termination of this Agreement with respect to the Property or Properties as to which the condition or conditions remain unsatisfied shall be final, the suspension of such termination shall be cancelled, and all remaining Earnest Money held by Escrow Agent shall be returned to Purchaser. If Purchaser terminates this Agreement with respect to 2300 Windy Ridge Parkway as a result of the failure to obtain estoppel certificates from three of Chevron USA, Inc., Profit Recovery Group, Life Office Management Associates and Financial Services Corporation as contemplated by
Section 6.1(c) above, Seller may, at its option, elect to rescind such termination by Purchaser by executing and delivering to Purchaser at Closing certificates (individually, a "Seller Estoppel Certificate" and, collectively, the "Seller Estoppel Certificates"), substantially in the same form as the Certificate attached hereto as Exhibit "L-1", covering the particular tenants necessary so that Purchaser shall be deemed to have received, at Closing, the missing Tenant Estoppel Certificate or Tenant Estoppel Certificates. In the event Seller elects to deliver such Seller Estoppel Certificates, each statement therein shall survive the Closing for a period terminating on the earlier to occur of (i) the date on which Purchaser has received an executed Tenant Estoppel Certificate signed by the tenant under the lease in question, or (ii) one (1) year from the Closing Date. Subject to the Cap Limitation and the foregoing limitation on survival, Seller hereby agrees that it shall be liable for any actual and valid liability of Seller to Purchaser after Closing which arises out of the statements contained in any Seller Estoppel Certificate. Notwithstanding the forgoing, if the condition in Section 6.1(f) has not been satisfied prior to or on the Closing Date as a result of Purchaser's failure to provide to Seller and Lender such information as shall be reasonably requested by Lender so that Lender can determine whether Purchaser qualifies as a permitted assignee under the Loan Documents or as a result of Purchaser's failure to comply with the reasonable requirements imposed by Lender as a condition to obtaining the consents contemplated in Section 2.6 of this Agreement, such failure by Purchaser shall constitute a default by Purchaser under this Agreement, and Purchaser shall not be entitled to the return of the Earnest Money.

         6.2. CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS. The obligations of Seller hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Seller in its sole discretion by written notice to Purchaser at or prior to the Closing Date:

         (a) Purchaser shall have paid and Seller shall have received the Purchase Price, as adjusted pursuant to the terms and conditions of this Agreement, which Purchase Price shall be payable in the amount and in the manner provided for in this Agreement;

         (b) Purchaser shall have performed, in all material respects, all covenants, agreements and undertakings of Purchaser contained in this Agreement;

         (c) All representations and warranties of Purchaser as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Purchaser's knowledge and without modification (by update or otherwise, as provided in Section 5.2(d) hereof); and

         (d) Associates and Purchaser shall have obtained from the Lender the consents and releases contemplated in Section 2.6(a) of this Agreement. Such consents and releases from such Lender shall not be subject to any condition or requirement imposed by such Lender upon Seller or which affects Seller that Seller, in the exercise of its sole discretion, determines to be unacceptable.

         6.3. SPECIAL ADDITIONAL CONDITION. The obligations of Purchaser hereunder to consummate the transaction hereunder with respect to any particular Property or Properties shall in all respects be conditioned upon there not existing as of the date of Closing (i) a "material monetary default" by any Major Tenant of such particular Property or Properties, or (ii) a "bankruptcy event" with respect to any Major Tenant. As used in this Section 6.3, a "material monetary default" by a Major Tenant shall be deemed to be the failure of the Major Tenant to pay when due any base or minimum rent payable by the Major Tenant under its Lease or Associates Ground Lease, as the case may be. As used in this Section 6.3, a "bankruptcy event" with respect to any Major Tenant shall mean the filing by the Major Tenant of a petition in bankruptcy under any state law or in any proceeding under the Bankruptcy Code (11 U.S.C. Section 101 et seq.) seeking reorganization, arrangement, liquidation or similar relief, or the filing against such Major Tenant of any such petition, and in either case the applicable petition or proceeding has not been dismissed. In the event either of the conditions in this Section 6.3 have not been satisfied (or otherwise waived in writing by Purchaser) prior to or on the Closing Date (as same may be extended or postponed as provided in this Agreement), Purchaser may terminate this Agreement only as to such particular Property or Properties affected by such unsatisfied condition by giving written notice of such termination to Seller prior to Closing, whereupon Purchaser shall proceed to close under this Agreement as to all of the other Properties at a Purchase Price which excludes the portion of the Purchase Price allocated to the particular Property or Properties affected by such unsatisfied condition and as to which this Agreement was terminated. If Purchaser terminates this Agreement only as to such particular Property or Properties as provided in the preceding sentence as a result of a then existing material monetary default by a Major Tenant of the particular Property or Properties, Seller may elect to suspend such termination by giving written notice to Purchaser of such suspension at or prior to the Closing of the Properties not affected by Purchaser's termination in order to allow the Major Tenant time to cure the material monetary default, and if Seller does elect to suspend such termination by giving timely written notice thereof, one percent (1%) of the Purchase Price allocable to the particular Property or Properties as to which this Agreement was terminated by Seller shall remain in escrow with Escrow Agent (and shall not be applied to the Purchase Price at the initial Closing), and Seller shall have up to thirty (30) days to cause the material monetary default to be cured, and the Closing Date with respect to each of the particular Properties as to which Purchaser terminated this Agreement shall be extended until the earlier of (a) the date which is two (2) Business Days after evidence of the satisfaction of the applicable condition or conditions has been provided to Purchaser, or (b) the date which is thirty (30) days after the initial Closing Date. In the event the conditions with respect to such Property or Properties are not satisfied on or before the expiration of such thirty (30) day period, the termination of this Agreement with respect to the Property or Properties as to which the condition or conditions remain unsatisfied shall be final, the suspension of such termination shall be cancelled, and all remaining Earnest Money held by Escrow Agent shall be returned to Purchaser.

                                   ARTICLE 7.
                            CASUALTY AND CONDEMNATION

         7.1. CASUALTY. Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any immaterial damage or destruction to the Properties or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement, and Purchaser will receive (and Seller will assign to Purchaser at the Closing Seller's rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. For purposes of this Agreement, the term "immaterial damage or destruction" shall be applied on a Property by Property basis and shall mean such instances of damage or destruction of the subject Property: (i) as to each of 2300 Windy Ridge Parkway and 3200 Windy Hill Road, which can be repaired or restored at a cost of $2,000,000.00 or less, and as to all other Properties, which can be repaired or restored at a cost of $200,000 or less; (ii) which can be restored and repaired within one hundred eighty (180) days from the date of such damage or destruction; (iii) which are not so extensive as to allow any Major Tenant of such Property to terminate its Lease with respect to such Property on account of such damage or destruction; and (iv) in which Seller's rights under its rent loss insurance policies covering such Property are assignable to Purchaser and will continue pending restoration and repair of the damage or destruction.

         In the event of any material damage or destruction to one or more of the Properties or any portion thereof, Purchaser may, at its option, by notice to Seller given within the earlier of twenty (20) days after Purchaser is notified by Seller of such damage or destruction, or the Closing Date, but in no event less than ten (10) days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 10-day period to make such election): (i) if the material damage or destruction affects 2300 Windy Ridge Parkway or 3200 Windy Hill Road or more than one of the other Properties, terminate this Agreement, whereupon Escrow Agent shall immediately return the Earnest Money to Purchaser, or (ii) proceed to close under this Agreement, receive (and Seller will assign to Purchaser at the Closing the rights of Seller under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to the period on or after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies, or (iii) terminate this Agreement only as to the particular Property or Properties affected by such material damage or destruction, whereupon Purchaser shall proceed to close under this Agreement as to all of the other Properties at a Purchase Price which excludes the portion of the Purchase Price allocated to the particular Property or Properties affected by such material damage or destruction and as to which this Agreement was terminated. If Purchaser fails to deliver to Seller notice of its election within the period set forth above, Purchaser will conclusively be deemed to have elected to proceed with the Closing as provided in clause (ii) of the preceding sentence. If Purchaser elects clause (ii) above, Seller will cooperate with Purchaser after the Closing to assist Purchaser in obtaining the insurance proceeds from the insurers of Seller. For purposes of this Agreement "material damage or destruction" shall mean all instances of damage or destruction that are not immaterial, as defined herein.

         7.2. CONDEMNATION. If, prior to the Closing, all or any part of the Properties is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received written notice that any condemnation action or proceeding with respect to the Properties is contemplated by a body having the power of eminent domain (collectively, a "Taking"), Seller shall give Purchaser immediate written notice of such Taking. In the event of any immaterial Taking with respect to the Properties or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement. For purposes of this Agreement, the term "immaterial Taking" shall be applied on a Property by Property basis and shall mean such instances of Taking of the subject
Property: (i) which do not result in a taking of any portion of the building structure of the building occupied by tenants on such Property; (ii) which do not result in a decrease in the number of parking spaces at such Property (taking into account the number of additional parking spaces that can be provided within 180 days of such Taking); and (iii) which are not so extensive as to allow any Major Tenant of such Property to terminate its Lease with respect to such Property on account of such Taking.

         In the event of any material Taking of one or more of the Properties or any portion thereof, Purchaser may, at its option, by written notice to Seller given within thirty (30) days after the receipt of such notice from Seller, elect to cancel this Agreement. If Purchaser chooses to cancel this Agreement in accordance with this Section 7.2, then the Earnest Money shall be returned immediately to Purchaser by Escrow Agent and the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. For purposes of this Agreement "material Taking " shall mean all instances of a Taking that are not immaterial, as defined herein.

         If Purchaser does not elect to, or has no right to, cancel this Agreement in accordance herewith on account of a Taking, this Agreement shall remain in full force and effect and the sale of the Properties contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards applicable to the Properties that have been or that may thereafter be made for such taking. At such time as all or a part of the Properties is subjected to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as provided in this Section 7.2, and provided that the Inspection Period has expired and Purchaser has delivered the Additional Earnest Money to Escrow Agent, (i) Purchaser shall thereafter be permitted to participate in the proceedings as if Purchaser were a party to the action, and (ii) Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining Purchaser's prior written consent thereto in each case.

                                   ARTICLE 8.
                              DEFAULT AND REMEDIES

         8.1. PURCHASER'S DEFAULT. If Purchaser fails to consummate this transaction for any reason other than the default of Seller, failure of a condition to Purchaser's obligation to close, or the exercise by Purchaser of an express right of termination granted herein, Seller shall be entitled, as its sole remedy hereunder, to terminate this Agreement and to receive and retain the Earnest Money as full liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to estimate more precisely the damages which might be suffered by Seller upon Purchaser's default, and that said Earnest Money is a reasonable estimate of the probable loss of Seller in the event of default by Purchaser. The retention by Seller of said Earnest Money is intended not as a penalty, but as full liquidated damages. The right to retain the Earnest Money as full liquidated damages is the sole and exclusive remedy of Seller in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenant that it shall not) sue the Purchaser: (a) for specific performance of this Agreement, or (b) to recover actual damages in excess of the Earnest Money. The foregoing liquidated damages provision shall not apply to or limit Purchaser's liability for Purchaser's obligations under Sections 3.1(b), 3.1(c), 3.7 and 10.1 of this Agreement or for Purchaser's obligation to pay to Seller all attorney's fees and costs of Seller to enforce the provisions of this Section 8.1. Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of said Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds the actual damages of Seller or that its retention by Seller constitutes a penalty and not agreed upon and reasonable liquidated damages.

         8.2. SELLER'S DEFAULT. If Seller defaults in any of its obligations under this Agreement to be performed at or prior to Closing, for any reason other than Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser as expressly provided herein, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money from Escrow Agent, and in the case of a material default by Seller, Seller shall also pay to Purchaser all actual out-of-pocket expenses incurred by Purchaser in connection with this transaction, provided that such reimbursement of out-of-pocket expenses must not exceed the sum of $250,000 in the aggregate, which return and reimbursement, if applicable, shall operate to terminate this Agreement and release Seller from any and all liability hereunder, (b) to enforce specific performance of Seller's obligation to convey the Property to Purchaser in accordance with this Agreement, or (c) if such Seller default is only with respect to Seller's obligation as to a particular Property, then and in such event, Purchaser may terminate this Agreement only as to such particular Property or Properties by giving written notice of such termination to Seller, whereupon Purchaser shall proceed to close under this Agreement as to all of the other Properties at a Purchase Price which excludes the portion of the Purchase Price allocated to the particular Property or Properties as to which such default applies and as to which this Agreement was terminated. If Purchaser terminates this Agreement only as to such particular Property or Properties as provided in the preceding sentence, Seller may then elect to suspend such termination by giving written notice to Purchaser of such suspension at or prior to the Closing of the Properties not affected by Purchaser's termination in order to allow Seller additional time to cure the applicable default, and if Seller does elect to suspend such termination by giving timely written notice thereof, one percent (1%) of the Purchase Price allocable to the Properties as to which the Agreement was terminated by Seller shall remain in escrow with Escrow Agent (and shall not be applied to the Purchase Price at the initial Closing), and Seller shall have up to thirty (30) days to cause the cure of the particular default, and the Closing Date with respect to each of the particular Properties as to which Purchaser terminated this Agreement shall be extended until the earlier of (i) the date which is two (2) Business Days after evidence of the curing of the applicable default has been provided to Purchaser, or (ii) the date which is thirty (30) days after the initial Closing Date. In the event such default with respect to any such Property or Properties is not cured on or before the expiration of such thirty (30) day period, the termination of this Agreement with respect to the Property or Properties as to which the default remains uncured shall be final, the suspension of such termination shall be cancelled and all remaining Earnest Money held by Escrow Agent shall be returned to Purchaser. Notwithstanding the foregoing, if the remedy of specific performance cannot be obtained by Purchaser as a result of an intentional and willful default by Seller, committed with the intent to deprive Purchaser of its right to acquire the Properties pursuant to this Agreement, Purchaser shall be entitled to obtain actual (but not consequential or punitive) damages from Seller incurred as a result of such default. Except as set forth above, Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and to receive a return of the Earnest Money from Escrow Agent if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before sixty (60) days following the date upon which the Closing was to have occurred.

                                   ARTICLE 9.
                                   ASSIGNMENT

         9.1. ASSIGNMENT. Subject to the next following sentence, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other. Notwithstanding the foregoing to the contrary, (i) this Agreement and all of Purchaser's rights hereunder may be transferred and assigned to any entity controlled by Purchaser, and (ii) only contemporaneously with the Closing hereunder, Purchaser's rights under this Agreement with respect to any one or more of the separate Properties may be transferred and assigned to any entity controlled by Purchaser or to any entity directly or indirectly owned by separate accounts or other clients of UBS Realty Investors LLC so that the applicable Property or Properties as to which the transfer and assignment relates shall be conveyed to the applicable assignee and such assignee shall become the "Purchaser" under this Agreement as to such Property or Properties. Notwithstanding the foregoing, Purchaser agrees that 1927 Powers Ferry Road will be acquired by, and Purchaser's rights under this Agreement with respect to 1927 Powers Ferry Road will be assigned to, the same purchaser of at least one (1) other Property. Any assignee or transferee under any such assignment or transfer by Purchaser as to which the written consent of Seller has been given or as to which the consent of Seller is not required hereunder shall expressly assume all of Purchaser's duties, liabilities and obligations under this Agreement (whether arising or accruing prior to or after the applicable assignment or transfer) by written instrument delivered to Seller as a condition to the effectiveness of such assignment or transfer, except that any assignee or transferee under a transfer or assignment effectuated contemporaneously with the Closing under clause (ii) of the preceding sentence shall be required to assume only such of Purchaser's duties, liabilities and obligations under this Agreement that relate to the particular Property or Properties as to which the transfer and assignment relates, and upon such assumption by the assignee or transferee, except for the duties and obligations arising under Purchaser's indemnities set forth in Sections 3.1(c) and 10.1 of this Agreement, the original Purchaser shall be released and shall have no further liabilities, duties or obligations under this Agreement that relate to such particular Property or Properties as to which the transfer and assignment relates. No assignment or transfer effectuated under clause (i) of this Section
9.1 shall relieve the original Purchaser of any duties or obligations hereunder, and the written assignment and assumption agreement shall expressly so provide. No assignment or transfer effectuated under clause (ii) above shall relieve the original Purchaser of any duties and obligations arising under Purchaser's indemnities set forth in Sections 3.1(c) and 10.1 hereof. For purposes of this
Section 9.1, the term "control" shall mean the ownership of at least fifty percent (50%) of the applicable entity. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

                                   ARTICLE 10.
                              BROKERAGE COMMISSIONS

         10.1. BROKER. Upon the Closing, and only in the event the Closing occurs, Seller shall pay a brokerage commission to Eastdil Realty Company, LLC ("Broker"), a New York limited liability company, pursuant to a separate agreement between Seller and Broker. Broker is representing Seller in this transaction. Broker has joined in the execution of this Agreement for the purpose of acknowledging and agreeing that no real estate commission shall be earned by it or due it if the transaction contemplated herein does not close for any reason whatsoever. Broker acknowledges and agrees that it shall look solely to Seller, and not to Purchaser, for the payment of such commission, and Broker hereby waives and releases any present or future claims against Purchaser for the payment of such commission. In addition, Broker (upon receipt of its brokerage commission) agrees to execute and deliver to Seller and Purchaser at the Closing a release and waiver of any claim Broker may have against Purchaser or the Properties. Broker shall and does hereby indemnify and hold Purchaser and Seller harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Purchaser or Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Properties contemplated hereby, and arising out of any acts or agreements of Broker. Seller shall and does hereby indemnify and hold Purchaser harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Purchaser shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Properties contemplated hereby, and arising out of any acts or agreements of Seller, including any claim asserted by Broker. Likewise, Purchaser shall and does hereby indemnify and hold Seller free and harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker other than Broker, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or the sale and purchase of the Properties contemplated hereby and arising out of the acts or agreements of Purchaser. This
Section 10.1 shall survive the Closing until the expiration of any applicable statute of limitations and shall survive any earlier termination of this Agreement.

                                   ARTICLE 11.
                                 INDEMNIFICATION

         11.1. INDEMNIFICATION BY SELLER. Following the Closing and subject to Sections 11.3 and 11.4, Seller shall indemnify and hold Purchaser, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "Purchaser-Related Entities") harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses ("Losses"), arising out of, or in any way relating to, (a) any breach of any representation or warranty of Seller contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Seller contained in this Agreement which survives the Closing or in any Closing Document.

         11.2. INDEMNIFICATION BY PURCHASER. Following the Closing and subject to Sections 11.3 and 11.4, Purchaser shall indemnify and hold Seller, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "Seller-Related Entities") harmless from any and all Losses arising out of, or in any way relating to, (a) any breach of any representation or warranty by Purchaser contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Purchaser contained in this Agreement which survives the Closing or in any Closing Documents.

         11.3. LIMITATIONS ON INDEMNIFICATION. Notwithstanding the foregoing provisions of Section 11.1, (a) Seller shall not be required to indemnify Purchaser or any Purchaser-Related Entities under this Agreement unless the aggregate of all amounts for which an indemnity would otherwise be payable by Seller under Section 11.1 above exceeds the Basket Limitation and, in such event Seller shall be responsible for only the amount in excess of the Basket Limitation (the "Excess Amount"), (b) in no event shall the liability of Seller with respect to the indemnification provided for in Section 11.1 above exceed in the aggregate the Cap Limitation, (c) if prior to the Closing, Purchaser or Seller, as the case may be, obtains knowledge of any inaccuracy or breach of any representation, warranty or covenant of either Seller or Purchaser contained in this Agreement (a "Waived Breach") and nonetheless proceeds with and consummates the Closing, then Purchaser and any Purchaser-Related Entities, or Seller or Seller-Related Entities, as the case may be, shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this
Article 11 for, or any other claim or cause of action under this Agreement, at law or in equity on account of any such Waived Breach, and (d) notwithstanding anything herein to the contrary, the Basket Limitation and the Cap Limitation shall not apply with respect to Losses suffered or incurred as a result of breaches of any covenant or agreement of Seller set forth in Section 5.3,
Section 5.4, Section 10.1, EXHIBIT "P" or "EXHIBIT "R" of this Agreement.

         11.4. SURVIVAL. The representations, warranties and covenants contained in this Agreement and the Closing Documents shall survive for a period of one
(1) year after the Closing unless a longer or shorter survival period is expressly provided for in this Agreement.

         11.5. INDEMNIFICATION AS SOLE REMEDY. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, or covenant or other provision of this Agreement or any Closing Document which survives the Closing shall be the indemnifications provided for under Section 3.1(c), Section 10.1, and this Article 11.

                                   ARTICLE 12.
                                  MISCELLANEOUS

         12.1. NOTICES. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, facsimile transmission, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses or facsimile numbers set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

         PURCHASER:       2300 Windy Ridge Parkway Investors LLC
                          c/o UBS Realty Investors LLC
                          Director-Acquisitions
                          242 Trumbull Street
                          Hartford, Connecticut 06103
                          Attention: Michael T. Mistretta, Director-Acquisitions
                          Facsimile: (860) 616-9008

         with copies to:  2300 Windy Ridge Parkway Investors LLC
                          c/o UBS Realty Investors LLC
                          242 Trumbull Street
                          Hartford, Connecticut 06103
                          Attention: Anita Hochstein, Counsel
                          Facsimile: (860) 616-9004

                          Sutherland Asbill & Brennan, LLP
                          999 Peachtree Street, N.E.
                          Atlanta, Georgia 30309
                          Attention: Alfred G. Adams, Jr.
                          Facsimile: (404) 853-8806

         SELLER:          Wildwood Associates
                          c/o Cousins Properties Incorporated
                          2500 Windy Ridge Parkway
                          Suite 1600
                          Atlanta, Georgia 30339-5683
                          Attention: Corporate Secretary
                          Facsimile: (770) 857-2360

         and to:          Wildwood Associates
                          c/o International Business Machines Corporation Real Estate Asset Management and Investments IBM Corporate Headquarters
                          New Orchard Road, Mail Drop 215
                          Armonk, New York 10504
                          Attention: Mr. Charles Blowe
                          Facsimile: 914-499-7804

         with a copy to:  Troutman Sanders LLP
                          Suite 5200
                          600 Peachtree Street, N.E.
                          Atlanta, Georgia 30308-2216
                          Attn: John W. Griffin
                          Facsimile: (404) 962-6577

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile transmission shall be deemed effectively given or received on the first Business Day after the day of transmission of such notice and confirmation of such transmission.

         12.2 POSSESSION. Full and exclusive possession of the Properties, subject to the Permitted Exceptions and the rights of the tenants under the Leases or the Associates Ground Leases, shall be delivered by Seller to Purchaser on the Closing Date.

         12.3 TIME PERIODS. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.

         12.4 PUBLICITY. The parties agree that, prior to Closing, no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public announcements or issue press releases regarding this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other party hereto. Seller and Purchaser shall each have the right to approve the press release of the other party issued in connection with the Closing, which approval shall not be unreasonably withheld. No party shall record this Agreement or any notice hereof.

         12.5 DISCHARGE OF OBLIGATIONS. The acceptance by Purchaser of the Limited Warranty Deeds of Associates hereunder shall be deemed to constitute the full performance and discharge of each and every warranty and representation made by Seller and Purchaser herein and every agreement and obligation on the part of Seller and Purchaser to be performed pursuant to the terms of this Agreement, except those warranties, representations, covenants and agreements which are specifically provided in this Agreement to survive Closing.

         12.6 SEVERABILITY. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

         12.7 CONSTRUCTION. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that Seller and Purchaser and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

         12.8 SALE NOTIFICATION LETTERS. Promptly following the Closing, Purchaser shall deliver the Tenant Notices of Sale to each of the respective tenants under the Leases and the

Associates Ground Leases, the Master Declaration Notice to the Declarant under the Master Declaration, the Plaza Declaration Notice to the Declarant under the Plaza Declaration, and the Other Notices of Sale to each service provider and leasing agent, the obligations under whose respective Service Contracts and Commission Agreements Purchaser has assumed at Closing.

         12.9 ACCESS TO RECORDS FOLLOWING CLOSING. Purchaser agrees that for a period of one (1) year following the Closing, Seller shall have the right during regular business hours, on five (5) days' written notice to Purchaser, to examine and review at Purchaser's office (or, at Purchaser's election, at the Properties), the books and records of Seller relating to the ownership and operation of the Properties which were delivered by Seller to Purchaser at the Closing. Likewise, Seller agrees that for a period of one (1) year following the Closing, Purchaser shall have the right during regular business hours, on five
(5) days' written notice to Seller, to examine and review at Seller's office, all books, records and files, if any, retained by Seller relating to the ownership and operation by Seller prior to the Closing of the Properties. The provisions of this Section shall survive the Closing for a period of one (1) year after the Closing Date.

         12.10 SUBMISSION TO JURISDICTION. Each of Purchaser and Seller irrevocably submits to the jurisdiction of the United States District Court for the Northern District of Georgia for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of Seller and Purchaser also irrevocably submits to the jurisdiction of the Superior Court of Cobb County, Georgia located in Marietta, Georgia for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby, but only if the United States District Court for the Northern District of Georgia would by law not have jurisdiction with respect to such suit, action or other proceeding, whether because of lack of diversity or any other reason. Each of Purchaser and Seller further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Georgia with respect to any matters to which it has submitted to jurisdiction as set forth above in the two immediately preceding sentences. Each of Purchaser and Seller irrevocably and unconditionally waives trial by jury and, subject to the second sentence of this
Section 12.10, irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Superior Court of Cobb County, Georgia located in Marietta, Georgia, and (b) the United States District Court for the Northern District of Georgia, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum, but neither party waives its right to seek to remove to the United States District Court for the Northern District of Georgia any action, suit or proceeding brought in the Superior Court of Cobb County.

         12.11 GENERAL PROVISIONS. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon Seller or Purchaser unless such amendment is in writing and executed by Seller and Purchaser. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed and interpreted under the laws of the State of Georgia. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

         12.12 ATTORNEY'S FEES. If Purchaser or Seller brings an action at law or equity against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney's fees actually incurred from the other.

         12.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile, and the signature page of either party to any counterpart may be appended to any other counterpart.

         12.14 EFFECTIVE AGREEMENT. The submission of this Agreement for examination is not intended to nor shall constitute an offer to sell, or a reservation of, or option or proposal of any kind for the purchase of the Properties. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart of this Agreement has been executed and delivered by each party hereto.

                     [Signatures commence on following page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.

                                     SELLER:

                                     WILDWOOD ASSOCIATES,
                                     a Georgia general partnership

                                     By: COUSINS PROPERTIES INCORPORATED,
                                         a Georgia corporation, General Partner

                                     By: /s/ Jack A. LaHue
                                         --------------------------------------
                                     Name: Jack A. LaHue
                                     Title: Senior Vice President

                                     By: INTERNATIONAL BUSINESS
                                         MACHINES CORPORATION,
                                         a New York corporation, General Partner

                                     By: /s/ Richard K. Wood, Jr.
                                         --------------------------------------
                                         Name: Richard K. Wood, Jr.
                                         Title: Director, Real Estate Asset
                                                Management and Investments

                    [Signatures continued on following page]

                    [Signatures continued from following page]

                                     PURCHASER:

                                     2300 WINDY RIDGE PARKWAY INVESTORS
                                     LLC, a Delaware limited liability company

                                     By: UBS Realty Investors LLC,
                                         a Massachusetts limited liability
                                         company, its Manager

                                     By: /s/ Michael T. Mistretta
                                         -------------------------------------
                                         Name: MICHAEL T. MISTRETTA
                                         Title: Director

                    [Signatures continued on following page]

                    [Signatures continued from previous page]

         IN WITNESS WHEREOF, the undersigned Broker has joined in the execution and delivery hereof solely for the purpose of evidencing its rights and obligations under the provisions of Section 10.1 hereof.

                                     BROKER:

                                     EASTDIL REALTY COMPANY, LLC, a New
                                     York limited liability company,
Date of Execution:

August 31, 2004                      By: /s/ Randal K. Eves
                                         --------------------------------------
                                     Name: RANDAL K. EVES
                                     Title: MANAGING DIRECTOR

                                  EXHIBIT "A-1"

                                Legal Description

                            2300 Windy Ridge Parkway

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 941, 985 and 986, 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

To find the true POINT OF BEGINNING, begin at the corner common to Land Lots 941, 940, 987 and 986 of the 17th District, 2nd Section, Cobb County, Georgia, and running thence along the north land lot line of said Land Lot 941 (being the south land lot line of said Land Lot 940) North 89 degrees 36 minutes 00 seconds West a distance of 527.94 feet to a point on said common land lot line; thence leaving said common land lot line dividing said Land Lots 941 and 940 and running South 11 degrees 36 minutes 00 seconds East a distance of 730.00 feet to a point located on the northwesterly right-of-way line of Windy Hill Road; thence South 07 degrees 01 minute 30 seconds East a distance of 119.65 feet to a point on the southwesterly right-of-way line of said Windy Hill Road; thence continuing along said right-of-way South 88 degrees 33 minutes 25 seconds East a distance of 86.59 feet to a point; thence along an arc of a curve to the left (which has a radius of 525.00 feet, a central angle of 33 degrees 47 minutes 33 seconds, and a chord distance of 305.17 feet along a chord bearing North 74 degrees 32 minutes 48 seconds East), an arc distance of 309.64 feet to an iron pin set, said iron pin set being the true POINT OF BEGINNING. Thence, continuing along said Windy Hill Road right-of-way (having a variable right-of-way width) along an arc of a curve to the left (which has a radius of 525.00 feet, a central angle of 24 degrees 01 minute 20 seconds, and a chord distance of 218.51 feet along a chord bearing North 45 degrees 38 minutes 22 seconds East), an arc distance of 220.11 feet to a point; thence North 33 degrees 37 minutes 44 seconds East a distance of 152.45 feet to an iron pin set; thence North 50 degrees 57 minutes 00 seconds East a distance of 134.42 feet to an iron pin found; thence leaving said right-of-way of Windy Hill Road South 62 degrees 57 minutes 00 seconds East a distance of 735.00 feet to an iron pin found; thence South 44 degrees 03 minutes 00 seconds West a distance of 295.00 feet to an iron pin found; thence South 09 degrees 03 minutes 00 seconds West a distance of
395.00 feet to an iron pin found; thence South 53 degrees 57 minutes 00 seconds East a distance of 210.00 feet to an iron pin found; thence South 42 degrees 28 minutes 00 seconds East a distance of 100.00 feet to an iron pin set; thence South 03 degrees 11 minutes 06 seconds West a distance of 101.72 feet to an iron pin set on the northerly right-of-way of Windy Ridge Parkway (having a variable right-of-way width); thence running along said right-of-way of Windy Ridge Parkway the following courses and distances: (1) along an arc of a curve to the right (which curve has a radius of 301.00 feet, a central angle of 17 degrees 36 minutes 38 seconds, and a chord distance of 92.15 feet along a chord bearing North 70 degrees 52 minutes 19 seconds West) an arc distance of 92.52 feet to a point; (2) North 62 degrees 04 minutes 00 seconds West a distance of 74.71 feet to a point; (3) along an arc of a curve to the right (which has a radius of 200.00 feet, a central angle of 46 degrees 44 minutes 46 seconds, and a chord distance of 158.69 feet along a chord bearing North 38 degrees 41 minutes 37 seconds West), an arc distance of 163.17 feet to a point; (4) North 15 degrees 19 minutes 15 seconds West a distance of 67.75 feet to a point; (5) along an arc of a curve to the left (which has a radius of 290.00 feet, a central angle of 54 degrees 38 minutes 37 seconds, and a chord distance of 266.21 feet along a chord bearing North 42 degrees 38 minutes 33 seconds West), an arc distance of 276.58 feet to a point; (6) North 69 degrees 57 minutes 51 seconds West a distance of 261.61 feet to a point; (7) along an arc of a curve to the right (which has a radius of 425.00 feet, a central angle of 45 degrees 55 minutes 51 seconds, and a chord distance of 331.65 feet along a chord bearing North 46 degrees 59 minutes 56 seconds West), an arc distance of 340.70 feet to a point; (8) North 24 degrees 02 minutes 00 seconds West a distance of 83.26 feet to an iron pin set; thence leaving said right-of-way North 16 degrees 48 minutes 29 seconds East a distance of 30.08 feet to an iron pin set on the southwesterly right-of-way of Windy Hill Road, and the true POINT OF BEGINNING.

Said tract containing 536,631 square feet or 12.319 acres, more or less, all as shown on that certain As-Built Survey of 2300 Windy Ridge Parkway for Wildwood Associates and Metropolitan Life Insurance Company, prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John E. Norton, G.R.L.S. No. 1848, dated October 25, 1995, last revised December 19, 1995.

TOGETHER WITH non-exclusive easement rights appurtenant to said Property as reserved in Warranty Deed from Lenox Peachtree Incorporated to the United States of America, recorded in Deed Book 2125, page 448, Cobb County, Georgia records; as amended by Easement Modification Agreement, dated September 16, 1982, recorded in Deed Book 2591, page 353, aforesaid records; as further amended by Easement Modification Agreement dated November 28, 1983, recorded in Deed Book 2949, page 52, aforesaid records; as further amended by Easement Modification Agreement dated February 20, 1987, recorded in Deed Book 4367, page 98, records of Cobb County, Georgia.

ALSO TOGETHER WITH easement rights appurtenant to said property as set forth in that certain Declaration and Grant of Easements dated August 7, 1989, by and between Cousins Properties Incorporated as "Declarant" therein, and Wildwood Associates, as "Grantee" therein, recorded in Deed Book 5425, page 1, records of Cobb County, Georgia.

ALSO TOGETHER WITH the rights and easements created and established by virtue of that Master Declaration of Covenants and Cross Easements for Wildwood Office Park by Cousins Properties Incorporated and Wildwood Associates dated as of January 23, 1991, recorded in Deed Book 5992, page 430, aforesaid records; as affected by Quitclaim Deed between Cousins Properties Incorporated and Wildwood Associates dated January 29, 1991, recorded in Deed Book 5996, page 123, aforesaid records; as amended by First Amendment thereto, dated as of June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of

Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

ALSO TOGETHER WITH the easement rights appurtenant to said property as set forth in that certain Declaration and Grant of Easements between Wildwood Associates and Wildwood Office Park, Inc., dated May 29, 1986, recorded in Deed Book 3953, page 164, aforesaid records.

                                  EXHIBIT "A-1"

                                Legal Description

                            2401 Windy Ridge Parkway

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 985 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

COMMENCING at the northwest terminus of the mitered right-of-way connecting the southeasterly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width) and the northeasterly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width); run thence along the southeasterly and southerly line of the right-of-way of Windy Ridge Parkway the following courses and distances: North 02 degrees 11 minutes 10 seconds East a distance of 43.31 feet to a point; thence North 30 degrees 46 minutes 00 seconds East a distance of 42.95 feet to a point; thence along an arc of a curve to the right (said arc being subtended by a chord bearing North 72 degrees 24 minutes 30 seconds East a chord distance of 101.00 feet and having a radius of 76.00 feet) an arc distance of 110.47 feet to a point; thence South 65 degrees 57 minutes 00 seconds East a distance of 105.89 feet to a point; thence along the arc of a curve to the left (said arc being subtended by a chord bearing South 72 degrees 46 minutes 59 seconds East a chord distance of 88.99 feet and having a radius of 374.00 feet) an arc distance of 89.20 feet to a point; thence leaving said southerly line of the right-of-way of Windy Ridge Parkway and run South 03 degrees 11 minutes 06 seconds West a distance of 204.12 feet to a point on the northeasterly line of the right-of-way of Powers Ferry Road; thence run along the northeasterly line of the right-of-way of Powers Ferry Road the following courses and distances: along the arc of a curve to the right (said arc being subtended by a chord bearing North 65 degrees 30 minutes 43 seconds West a chord distance of 203.49 feet and having a radius of 1,216.14 feet) an arc distance of
203.73 feet to a point; thence North 52 degrees 06 minutes 42 seconds West a distance of 11.08 feet to a point; thence North 60 degrees 01 minute 27 seconds West a distance of 93.66 feet to a point at the southeast terminus of the mitered right-of-way connecting the southeasterly line of the right-of-way of Windy Ridge Parkway and the northeasterly line of the right-of-way of Powers Ferry Road; thence run North 31 degrees 40 minutes 08 seconds West along said mitered right-of-way a distance of 28.95 feet to THE POINT OF BEGINNING; said property being designated 2401 Windy Ridge Parkway and being shown as containing 53,301 square feet or 1.224 acres, more or less, on the Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2002, last revised June 30, 2004.

TOGETHER WITH easement rights appurtenant to said property created and established by the following:

(a) Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

(b) Declaration and Grant of Easements between Wildwood Associates and Wildwood Office Park, Inc., dated May 29, 1986, recorded in Deed Book 3953, page 164, aforesaid records.

(c) Easement between Wildwood Associates and Wildwood Office Park, Inc., dated May 29, 1986, filed for record May 29, 1986, recorded in Deed Book 3953, page 204, aforesaid records.

(d) Easement created by Limited Warranty Deed from Wildwood Office Park, Inc. to Wildwood Associates dated September 30, 1986, filed for record October 7, 1986, recorded in Deed Book 4148, page 4, aforesaid records.

(e) Easement between Cousins Properties Incorporated and Wildwood Associates dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5424, page 543, aforesaid records.

                                  EXHIBIT "A-1"

                                Legal Description

                              3050 Windy Hill Road

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 941 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

COMMENCING at the northeast terminus of the mitered right-of-way connecting the southeasterly line of the right-of-way of Windy Hill Road (having a variable right-of-way width) and the northeasterly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width); run thence along the southeasterly line of the right-of-way of Windy Hill Road the following courses and distances: North 67 degrees 21 minutes 30 seconds East a distance of 99.91 feet to a point; thence along an arc of a curve to the right (said arc being subtended by a chord bearing North 79 degrees 24 minutes 05 seconds East a chord distance of 239.92 feet and having a radius of 575.00 feet) an arc distance of
241.70 feet to a point; thence South 88 degrees 33 minutes 25 seconds East a distance of 92.83 feet to a point; thence along the arc of a curve to the left (said arc being subtended by a chord bearing North 85 degrees 25 minutes 31 seconds East a chord distance of 110.08 feet and having a radius of 525.00 feet) an arc distance of 110.28 feet to a point; thence leaving said southeasterly line of the right-of-way of Windy Hill Road and run South 39 degrees 01 minute 06 seconds West a distance of 220.08 feet to a point; thence run South 67 degrees 57 minutes 43 seconds West a distance of 293.69 feet to a point on the northeasterly line of the right-of-way of Powers Ferry Road; thence run along the arc of a curve to the right (said arc being subtended by a chord bearing North 49 degrees 40 minutes 36 seconds West a chord distance of 189.82 feet and having a radius of 594.00 feet) and following the northeasterly line of the right-of-way of Powers Ferry Road an arc distance of 190.63 feet to a point at the southwest terminus of the mitered right-of-way connecting the southeasterly line of the right-of-way of Windy Hill Road and the northeasterly line of the right-of-way of Powers Ferry Road; thence North 19 degrees 47 minutes 06 seconds East along said mitered right-of-way a distance of 73.68 feet to THE POINT OF BEGINNING; said property being designated 3050 Windy Hill Road and being shown as containing 90,551 square feet or 2.079 acres, more or less, on the Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated April 22, 2002, last revised June 30, 2004.

TOGETHER WITH the easement rights appurtenant to said property created and established by:

(a) Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13,

         2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

(b) Declaration and Grant of Easements between Cousins Properties Incorporated and Wildwood Associates dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

                                  EXHIBIT "A-1"

                                Legal Description

                              3175 Windy Hill Road

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 987 of the 17th District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the corner common to Land Lots 939, 940, 987 and 988, said District, Section and County; running thence along the Land Lot line common to Land Lots 940 and 987 south 00 degrees 07 minutes 30 seconds east a distance of 80.00 feet to a point, which point marks the POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, thence leaving said common Land Lot line and running along the arc of a curve to the left (said arc being subtended by a chord bearing south 82 degrees 56 minutes 28 seconds east a chord distance of 274.30 feet and having a radius of 565.00 feet) an arc distance of 277.07 feet to a point on the westerly right-of-way line of Windy Hill Road (having a 100' right-of-way width); running thence along the westerly right-of-way line of Windy Hill Road south 11 degrees 56 minutes 30 seconds east a distance of 254.55 feet to an iron pin found (1/2" rebar); thence leaving the westerly right-of-way line of Windy Hill Road and running south 89 degrees 52 minutes 30 seconds west a distance of 324.27 feet to a point; running thence north 00 degrees 07 minutes 30 seconds west a distance of 283.45 feet to a point, which point marks the POINT OF BEGINNING; said tract being designated 3175 Windy Hill Road and being shown as containing 75,867 square feet or 1.742 acres, more or less, on Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John Evan Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, revised July 22, 2004.

TOGETHER WITH a non-exclusive easement for the construction, installation, maintenance and repair of underground utilities, conduits and facilities, and for pedestrian and vehicular access, ingress and egress under, across, over and through the following described property:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 987 of the 17th District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the corner common to Land Lots 939, 940, 987 and 988, said District, Section and County; running thence along the Land Lot line common to Land Lots 940 and 987 south 00 degrees 07 minutes 30 seconds east a distance of 80.00 feet to a point; thence leaving such common Land Lot line and run along an arc of a curve to the left (said arc being subtended by a chord bearing North 82 degrees 56 minutes 28 seconds West a chord distance of 274.30 feet and having a radius of 565.00 feet) an arc distance of
277.07 feet to a point on the westerly line of the right-of-way of Windy Hill Road, which point marks the POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, running thence along an arc of a curve to the right (said arc being subtended by a chord bearing South 84 degrees 52 minutes 50 seconds West a chord distance of 36.87 feet and having a radius of 565.00 feet) an arc distance of 36.88 feet to a point; running thence North 33 degrees 48 minutes 16 seconds East a distance of 51.54 feet to a point on the westerly line of the right-of-way of Windy Hill Road; running thence along an arc of a curve to the left (said arc being subtended by a chord bearing South 11 degrees 11 minutes 50 seconds East a chord distance of 23.54 feet and having a radius of 905.95 feet) and following the westerly line of the right-of-way of Windy Hill Road an arc distance of 23.54 feet to a point; running thence South 11 degrees 56 minutes 30 seconds East along the westerly line of the right-of-way of Windy Hill Road a distance of 16.81 feet to THE POINT OF BEGINNING; said tract being shown on Survey of 3175 Windy Hill Road for Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John Evan Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.

AND ALSO TOGETHER WITH the easement rights appurtenant to said first described property created and established by:

(a) Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

(b) Easement Agreement among O'Neill Enterprises, Inc., The Griffin Company, The Powers Ridge Office Park Condominium Association, Inc., and River Properties Incorporated dated March 1, 1984, recorded in Deed Book 3130, page 48, aforesaid records.

(c) Sewer easement reserved in Warranty Deed from River Properties, Incorporated to United States of America dated December 19, 1979, recorded in Deed Book 2125, page 446, aforesaid records.

(d) Sewer easement reserved in Warranty Deed from Lenox Peachtree Incorporated to United States of America dated December 19, 1979, recorded in Deed Book 2125, page 448, aforesaid records, as modified by Easement Modification Agreement dated September 16, 1982, recorded in Deed Book 2591, page 353, aforesaid records, as further modified by Easement Modification Agreement dated November 28, 1983, recorded in Deed Book 2949, page 52, aforesaid records, as further modified by Easement Modification Agreement dated February 20, 1987, recorded in Deed Book 4367, page 98, aforesaid records.

(e) Limited Warranty Deed from Cousins Properties Incorporated to Wildwood Associates dated May 18, 1993, recorded in Deed Book 7362, page 355, aforesaid records.

                                  EXHIBIT "A-1"

                                Legal Description

                              3200 Windy Hill Road

TRACT I-A:

         All that tract or parcel of land lying and being in Land Lots 939, 987 and 988 of the 17th District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

         TO FIND THE POINT OF BEGINNING, COMMENCE at a rock found at the corner common to Land Lots 939, 940, 987 and 988 of said District, Section and County; run thence South 89 degrees 03 minutes 22 seconds East a distance of 275.43 feet to a point, which point marks the POINT OF BEGINNING; from said POINT OF BEGINNING as thus established, running thence North 02 degrees 16 minutes 45 seconds West a distance of 250.29 feet to a point; running thence along the arc of a curve to the left (said arc being subtended by a chord bearing North 32 degrees 16 minutes 45 seconds West a chord distance of 40.00 feet and having a radius of 40.00 feet) an arc distance of 41.89 feet to a point; running thence North 62 degrees 16 minutes 45 seconds West a distance of 1,110.69 feet to a point; running thence along the arc of a curve to the left (said arc being subtended by a chord bearing North 84 degrees 22 minutes 24 seconds West a chord distance of 30.09 feet and having a radius of 40.00 feet) an arc distance of
30.85 feet to a point on the southeasterly right-of-way line of Wildwood Parkway; running thence northeasterly and easterly along the southeasterly and southerly right-of-way line of Wildwood Parkway the following courses and distances: North 55 degrees 20 minutes 15 seconds East a distance of 26.65 feet to a point; thence along the arc of a curve to the right (said arc being subtended by a chord bearing North 66 degrees 18 minutes 58 seconds East a chord distance of 180.92 feet and having a radius of 475.00 feet) an arc distance of
182.03 feet to a point; thence North 77 degrees 17 minutes 41 seconds East a distance of 433.00 feet to a point; thence along the arc of a curve to the right (said arc being subtended by a chord bearing North 83 degrees 06 minutes 54 seconds East a chord distance of 181.72 feet and having a radius of 896.00 feet) an arc distance of 182.04 feet to a point (such point being hereinafter referred to as "Point A"); thence North 88 degrees 56 minutes 07 seconds East a distance of 190.50 feet to a point; thence along the arc of a curve to the right (said arc being subtended by a chord bearing South 85 degrees 41 minutes 04 seconds East a chord distance of 234.41 feet and having a radius of 1,250.00 feet) an arc distance of 234.76 feet to a point; thence South 80 degrees 18 minutes 15 seconds East a distance of 107.73 feet to a point; thence along the arc of a curve to the right (said arc being subtended by a chord bearing South 75 degrees 53 minutes 30 seconds East a chord distance of 153.87 feet and having a radius of 1,000.00 feet) an arc distance of 154.02 feet to a point; and South 71 degrees 28 minutes 46 seconds East a distance of 60.06 feet to a point; thence leaving said southerly right-of-way line of Wildwood Parkway and running along the arc of a curve to the left (said arc being subtended by a chord bearing South 52 degrees 02 minutes 33 seconds West a chord distance of 13.41 feet and having a radius of 15.00 feet) an arc distance of 13.90 feet to a point; running thence along the arc of a curve to the right (said arc being subtended by a chord bearing South 38 degrees 21 minutes 53 seconds West a chord distance of

136.52 feet and having a radius of 306.38 feet) an arc distance of 137.68 feet to a point; running thence along the arc of a curve to the right (said arc being subtended by a chord bearing South 54 degrees 28 minutes 47 seconds West a chord distance of 34.64 feet and having a radius of 306.38 feet) an arc distance of
34.66 feet to a point; running thence South 57 degrees 43 minutes 15 seconds West a distance of 338.23 feet to a point; running thence along the arc of a curve to the left (said arc being subtended by a chord bearing South 27 degrees 43 minutes 15 seconds West a chord distance of 40.00 feet and having a radius of
40.00 feet) an arc distance of 41.89 feet to a point; running thence South 02 degrees 16 minutes 45 seconds East a distance of 505.80 feet to a point; running thence along the arc of a curve to the left (said arc being subtended by a chord bearing South 04 degrees 27 minutes 31 seconds East a chord distance of 61.30 feet and having a radius of 805.95 feet) an arc distance of 61.31 feet to a point on the line which forms the terminus of Windy Hill Road; running thence South 83 degrees 21 minutes 43 seconds West along the line which forms the terminus of Windy Hill Road a distance of 79.56 feet to a point; thence leaving the line which forms the terminus of Windy Hill Road and running North 02 degrees 16 minutes 45 seconds West a distance of 7.64 feet to a point on the land lot line common to Land Lots 987 and 988, said District, Section and County, which point marks the POINT OF BEGINNING; being designated Tract I-A and containing 594,942 square feet or 13.658 acres, more or less, as shown on Survey for Teachers Insurance and Annuity Association of America, Wildwood Associates, Chicago Title Insurance Company, Commonwealth Land Title Insurance Company and Lawyers Title Insurance Corporation (2 sheets), dated November 7, 1996, last revised July 6, 2004 (as to Sheet 1 of 2) and last revised November 26, 1996 (as to Sheet 2 of 2).

TOGETHER WITH:

TRACT I-B:

         All that tract or parcel of land lying and being in Land Lot 988 of the 17th District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

         TO FIND THE POINT OF BEGINNING, COMMENCE at "Point A" as defined and described in the legal description of Tract I-A set forth above and run thence North 01 degrees 03 minutes 53 seconds West a distance of 84.00 feet to a point on the northerly right-of-way line of Wildwood Parkway, said point being the POINT OF BEGINNING; from said POINT OF BEGINNING as thus established, running thence along the northerly right-of-way line of Wildwood Parkway along the arc of a curve to the left (said arc being subtended by a chord bearing South 88 degrees 17 minutes 17 seconds West a chord distance of 22.14 feet and having a radius of 980.00 feet) an arc distance of 22.14 feet to a point on the line common to Land Lots 939 and 988 of said District, Section and County; running thence along the land lot line common to Land Lots 939 and 988 of said District, Section and County, North 00 degrees 08 minutes 05 seconds West a distance of
200.28 feet to a point; thence leaving said common land lot line and running North 88 degrees 56 minutes 07 seconds East a distance of 279.39 feet to a point; running thence South 00 degrees 08 minutes 05 seconds East a distance of
200.66 feet to a point on the northerly right-of-way line of Wildwood Parkway; running thence westerly along the northerly right-of-way line of Wildwood Parkway along the arc of a curve to the left (said arc being subtended by a chord bearing South 89 degrees 28 minutes 55 seconds West a chord distance of 66.79 feet and having a radius of 3,500.00 feet) an arc distance of
66.79 feet to a point; continuing thence South 88 degrees 56 minutes 07 seconds West along the northerly right-of-way line of Wildwood Parkway a distance of
190.46 feet to the POINT OF BEGINNING; being designated as Tract I-B and containing 55,895 square feet or 1.283 acres, more or less, as shown on Survey for Teachers Insurance and Annuity Association of America, Wildwood Associates, Chicago Title Insurance Company, Commonwealth Land Title Insurance Company and Lawyers Title Insurance Corporation (Sheet 1 of 2), dated November 7, 1996, last revised July 6, 2004.

TOGETHER WITH the easements appurtenant to the above-described property contained in the following:

1. Master Declaration of Covenants and Cross Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, Cobb County, Georgia records, as amended by First Amendment thereto dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

2. Declaration of Covenants and Cross Easements for Wildwood Plaza by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 501, aforesaid records, as amended by First Amendment between Cousins Properties Incorporated and Wildwood Associates, dated January 25, 1991, recorded in Deed Book 5994, page 402, aforesaid records, as further amended by Second Amendment dated February 28, 1996, recorded in Deed Book 9441, page 371, aforesaid records, and as further amended by Third Amendment dated April 8, 1996, recorded in Deed Book 9558, page 241, aforesaid records, as further amended by Fourth Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated December 13, 2000, recorded in Deed Book 13316, page 3859, aforesaid records, and as further amended by Fifth Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated June 3, 2004, recorded in Deed Book 13988, page 829, aforesaid records.

3. Sewer easement reserved in Warranty Deed from River Properties, Incorporated to United States of America dated December 19, 1979, recorded in Deed Book 2125, page 446, aforesaid records.

4. Sewer easement reserved in Warranty Deed from Lenox Peachtree Incorporated to United States of America dated December 19, 1979, recorded in Deed Book 2125, page 448, aforesaid records, as modified by Easement Modification Agreement dated

         September 16, 1982, recorded in Deed Book 2591, page 353, aforesaid records, as further modified by Easement Modification Agreement dated November 28, 1983, recorded in Deed Book 2949, page 52, aforesaid records, as further modified by Easement Modification Agreement dated February 20, 1987, recorded in Deed Book 4367, page 98, aforesaid records.

                                  EXHIBIT "A-1"

                                Legal Description

                             1547 Powers Ferry Road

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 939, 17th District, 2nd Section, Cobb County Georgia, and being more particularly described as follows:

COMMENCING at the northwest terminus of the mitered right-of-way connecting the northerly line of the right-of-way of Wildwood Parkway (having a variable right-of-way width) and the easterly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width); running thence along the easterly line of the right-of-way of Powers Ferry Road along an arc of a curve to the left (said arc being subtended by a chord bearing North 17 degrees 14 minutes 25 seconds West a chord distance of 131.77 feet and having a radius of 1,955.00 feet) an arc distance of 131.80 feet to a point; running thence North 19 degrees 10 minutes 15 seconds West along the easterly line of the right-of-way of Powers Ferry Road a distance of 136.76 feet to a point; thence leaving the easterly line of the right-of-way of Powers Ferry Road and running South 89 degrees 44 minutes 30 seconds East a distance of 249.84 feet to a point; running thence South 29 degrees 53 minutes 33 seconds East a distance of 196.21 feet to a point on the northerly line of the right-of-way of Wildwood Parkway; running thence along the northerly line of the right-of-way of Wildwood Parkway along an arc of a curve to the right (said arc being subtended by a chord bearing South 68 degrees 18 minutes 06 seconds West a chord distance of 224.35 feet and having a radius of 500.00 feet) an arc distance of 226.27 feet to a point; running thence South 81 degrees 15 minutes 58 seconds West along the northerly line of the right-of-way of Wildwood Parkway a distance of 46.27 feet to a point at the southeast terminus of the mitered right-of-way connecting the northerly line of the right-of-way of Wildwood Parkway with the easterly line of the right-of-way of Powers Ferry Road; running thence North 56 degrees 54 minutes 50 seconds West along said mitered right-of-way a distance of 11.31 feet to the POINT OF BEGINNING; said property being designated 1547 Powers Ferry Road and being shown as containing 62,216 square feet or 1.428 acres, more or less, on the survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated April 22, 2002, last revised June 30, 2004.

TOGETHER WITH the easement rights appurtenant to said property created and established by:

(a) Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of

         Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

(b) Easement Agreement between Cousins Properties Incorporated and Wildwood Associates dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 13, aforesaid records.

(c) Easement and Maintenance Agreement between Valencia Hills Condominium Associates, Inc., as Grantor, and Wildwood Office Park, Inc., as Grantee, dated July 26, 1985, recorded in Deed Book 3585, page 469, aforesaid records (as assigned for benefit of subject property pursuant to Easement Agreement referred to above recorded in Deed Book 5425, page 13, aforesaid records).

                                  EXHIBIT "A-1"

                                Legal Description

                             1927 Powers Ferry Road

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 941, 942 and 986 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

COMMENCING at the southeasterly terminus of the mitered right-of-way connecting the southeasterly line of the right-of-way of Windy Hill Road (having a variable right-of-way width) and the southwesterly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width); run thence along the southwesterly line of the right-of-way of Windy Ridge Parkway the following courses and distances: South 27 degrees 20 minutes 21 seconds East a distance of
78.85 feet to a point; thence along an arc of a curve to the left (said arc being subtended by a chord bearing South 39 degrees 56 minutes 27 seconds East a chord distance of 234.75 feet and having a radius of 538.00 feet) an arc distance of 236.65 feet to a point; thence leaving said southwesterly line of the right-of-way of Windy Ridge Parkway and run South 37 degrees 27 minutes 28 seconds West a distance of 89.13 feet to a point; thence run North 65 degrees 29 minutes 16 seconds West a distance of 82.12 feet to a point; thence run South 24 degrees 30 minutes 44 seconds West a distance of 222.71 feet to a point on the northeasterly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width); run thence along the northeasterly line of the right-of-way of Powers Ferry Road the following courses and distances: North 63 degrees 08 minutes 18 seconds West a distance of 420.81 feet to a point; and along the arc of a curve to the right (said arc being subtended by a chord bearing North 61 degrees 27 minutes 30 seconds West a chord distance of 53.62 feet and having a radius of 594.00 feet) an arc distance of 53.63 feet to a point; thence leaving said northeasterly line of the right-of-way of Powers Ferry Road and run North 67 degrees 57 minutes 43 seconds East a distance of 293.69 feet to a point; thence run North 39 degrees 01 minute 06 seconds East a distance of 220.08 feet to a point on the southeasterly line of the right-of-way of Windy Hill Road; thence run along an arc of a curve to the left (said arc being subtended by a chord bearing North 78 degrees 15 minutes 42 seconds East a chord distance of
21.00 feet and having a radius of 525.00 feet) and following the southeasterly line of the right-of-way of Windy Hill Road an arc distance of 21.00 feet to a point at the northwest terminus of the mitered right-of-way connecting the southeasterly line of the right-of-way of Windy Hill Road and the southwesterly line of the right-of-way of Windy Ridge Parkway; thence run South 65 degrees 06 minutes 43 seconds East along said mitered right-of-way a distance of 28.18 feet to THE POINT OF BEGINNING; said property being designated 1927 Powers Ferry Road and being shown as containing 138,206 square feet or 3.173 acres, more or less, on the Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated April 22, 2002, last revised June 30, 2004.

TOGETHER WITH the easement rights appurtenant to said property created and established by the following:

(a) Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

(b) Declaration and Grant of Easements between Cousins Properties Incorporated and Wildwood Associates dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

                                  EXHIBIT "A-1"

                                Legal Description

                             1931 Powers Ferry Road

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 941, 942, 985 and 986 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, begin at the corner common to Land Lots 940, 941, 986 and 987 of the 17th District, 2nd Section, Cobb County, Georgia, and running thence along the North land lot line of said Land Lot 941 (being the South land lot line of said Land Lot 940) North 89 degrees 36 minutes 00 seconds West a distance of 527.94 feet to a point on said common land lot line; thence leaving said common land lot line dividing said Land Lots 941 and 940 and run South 11 degrees 36 minutes 00 seconds East a distance of 730.00 feet to a point located on the northerly line of the right-of-way of Windy Hill Road (having a variable right-of-way width); thence in a westerly direction along the northerly line of the right-of-way of Windy Hill Road the following courses and distances: along an arc of a curve to the left (said arc being subtended by a chord bearing South 80 degrees 04 minutes 40 seconds West a chord distance of 102.26 feet and having a radius of 1,012.57 feet) an arc distance of 102.30 feet to a point; thence South 87 degrees 58 minutes 49 seconds West a distance of 49.50 feet to a point; thence along an arc of a curve to the left (said arc being subtended by a chord bearing South 71 degrees 39 minutes 50 seconds West a chord distance of
120.37 feet and having a radius of 819.18 feet) an arc distance of 120.48 feet to a point; thence South 68 degrees 18 minutes 25 seconds West a distance of
29.03 feet to a point; thence South 67 degrees 29 minutes 15 seconds West a distance of 18.87 feet to a point at the mitered right-of-way connecting the northerly line of the right-of-way of Windy Hill Road with the easterly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width); running thence North 66 degrees 29 minutes 49 seconds West along said mitered right-of-way a distance of 205.76 feet to a point; thence leaving said mitered right-of-way and running South 28 degrees 35 minutes 11 seconds East a distance of 316.15 feet to a point at the southwest terminus of the mitered right-of-way connecting the southerly line of the right-of-way of Windy Hill Road with the easterly line of the right-of-way of Powers Ferry Road; continuing thence in a southerly and southeasterly direction along the easterly and northeasterly line of the right-of-way of Powers Ferry Road along an arc of a curve to the left (said arc being subtended by a chord bearing South 52 degrees 15 minutes 58 seconds East a chord distance of 242.61 feet and having a radius of 594.00 feet) an arc distance of 244.33 feet to a point; thence South 63 degrees 08 minutes 18 seconds East along the northeasterly line of the right-of-way of Powers Ferry Road a distance of 420.81 feet a point, which point marks THE TRUE POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, thence leaving said northeasterly line of the right-of-way of Powers Ferry Road and running North 24 degrees 30 minutes 44 seconds East a distance of 222.71 feet to a point; running thence South 65 degrees 29 minutes 16 seconds East a distance of 156.00 feet to a point; running thence South 24 degrees 30 minutes 44 seconds West a distance of 228.91 feet to a point on the northeasterly line of the right-of-way of Powers Ferry Road; running thence along an arc of a curve to the left (said arc being subtended by a chord bearing North 63 degrees 59 minutes 23 seconds West a chord distance of 13.68 feet and having a radius of 8,855.00 feet) and following the northeasterly line of the right-of-way of Powers Ferry Road an arc distance of 13.68 feet to a point; running thence North 63 degrees 08 minutes 18 seconds West along the northeasterly line of the right-of-way of Powers Ferry Road a distance of 142.44 feet to THE TRUE POINT OF BEGINNING; said property being designated 1931 Powers Ferry Road and being shown as containing 35,241 square feet or 0.809 acre, more or less, on the Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John Evan Norton, Georgia Registered Land Surveyor No. 1848, dated April 22, 2002, last revised June 30, 2004.

TOGETHER WITH the easement rights appurtenant to said property created and established by the following:

(a) Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

(b) Declaration and Grant of Easements between Cousins Properties Incorporated and Wildwood Associates dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

                                  EXHIBIT "A-1"

                                Legal Description

                             1935 Powers Ferry Road

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 941, 942, 985 and 986 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the corner common to Land Lots 940, 941, 986 and 987, said District, Section and County; run thence North 89 degrees 36 minutes 00 seconds West along the land lot line common to Land Lots 940 and 941 a distance of 527.94 feet to a point; thence leaving said common land lot line and run South 11 degrees 36 minutes 00 seconds East a distance of 730.00 feet to a point on the northwesterly line of the right-of-way of Windy Hill Road (having a variable right-of-way width); run thence along the northwesterly line of the right-of-way of Windy Hill Road the following courses and distances: along the arc of a curve to the left (said arc being subtended by a chord bearing South 80 degrees 04 minutes 40 seconds West a chord distance of 102.26 feet and having a radius of 1,012.57 feet) an arc distance of 102.30 feet to a point; thence South 87 degrees 58 minutes 49 seconds West a distance of 49.50 feet to a point; thence along the arc of a curve to the left (said arc being subtended by a chord bearing South 71 degrees 39 minutes 50 seconds West a chord distance of 120.37 feet and having a radius of 819.18 feet) an arc distance of
120.48 feet to a point; thence South 68 degrees 18 minutes 25 seconds West a distance of 29.03 feet to a point; thence South 67 degrees 29 minutes 15 seconds West a distance of 18.87 feet to a point; thence North 66 degrees 29 minutes 49 seconds West a distance of 205.76 feet to a point on the northeasterly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width); run thence along the northeasterly line of the right-of-way of Powers Ferry Road the following courses and distances: South 28 degrees 35 minutes 11 seconds East a distance of 316.15 feet to a point; thence along the arc of a curve to the left (said arc being subtended by a chord bearing South 52 degrees 15 minutes 58 seconds East a chord distance of 242.61 feet and having a radius of 594.00 feet) an arc distance of 244.33 feet to a point; thence South 63 degrees 08 minutes 18 seconds East a distance of 563.25 feet to a point; thence along the arc of a curve to the left (said arc being subtended by a chord bearing South 63 degrees 59 minutes 23 seconds East a chord distance of 13.68 feet and having a radius of 8,855.00 feet) an arc distance of 13.68 feet to a point, which point marks THE POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, thence leaving the northeasterly line of the right-of-way of Powers Ferry Road and run North 24 degrees 30 minutes 44 seconds East a distance of 228.91 feet to a point; run thence North 65 degrees 29 minutes 16 seconds West a distance of
73.88 feet to a point; run thence North 37 degrees 27 minutes 28 seconds East a distance of 89.13 feet to a point on the southwesterly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width); run thence along the southwesterly line of the right-of-way of Windy Ridge Parkway the following courses and distances: along an arc of a curve to the left (said arc being subtended by a chord bearing South 61 degrees 14 minutes 53 seconds East a chord distance of 162.89 feet and having a radius of 538.00 feet) an arc distance of
163.52 feet to
a point; thence South 69 degrees 57 minutes 20 seconds East a distance of 165.25 feet to a point; thence leaving said southwesterly line of the right-of-way of Windy Ridge Parkway and run South 26 degrees 58 minutes 00 seconds West a distance of 327.73 feet to a point on the northeasterly line of the right-of-way of Powers Ferry Road; run thence along an arc of a curve to the left (said arc being subtended by a chord bearing North 63 degrees 06 minutes 22 seconds West a chord distance of 259.49 feet and having a radius of 8,855.00 feet) and following the northeasterly line of the right-of-way of Powers Ferry Road an arc distance of 259.50 feet to THE POINT OF BEGINNING; said property being designated 1935 Powers Ferry Road and being shown as containing 88,373 square feet or 2.029 acres, more or less, on the Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated April 22, 2002, last revised June 30, 2004.

TOGETHER WITH the easement rights appurtenant to said property created and established by the following:

(a) Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

(b) Access, ingress and egress easement contained in Limited Warranty Deed from Wildwood Office Park, Inc. to International Business Machines Corporation dated May 30, 1985, recorded in Deed Book 3515, page 521, aforesaid records; and Limited Warranty Deed from Wildwood Office Park, Inc. to Wildwood Associates dated May 30, 1985, recorded in Deed Book 3516, page 13, aforesaid records; as expanded by Easement Agreement between Wildwood Associates and Wildwood Office Park, Inc., dated May 29, 1986, recorded in Deed Book 3953, page 209, aforesaid records.

(c) Declaration and Grant of Easements between Cousins Properties Incorporated and Wildwood Associates dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

                                  EXHIBIT "A-1"

                                Legal Description

                             1945 Powers Ferry Road

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 985 and 986 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows

COMMENCING at a point on the northeasterly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width) at the southwest terminus of the mitered right-of-way connecting the northeasterly line of the right-of-way of Powers Ferry Road and the westerly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width); running thence along the northeasterly line of the right-of-way of Powers Ferry Road along an arc of a curve to the left (said arc being subtended by a chord bearing North 62 degrees 12 minutes 46 seconds West a chord distance of 367.20 feet and having a radius of 8,891.31 feet) an arc distance of 367.23 feet to a point; thence leaving the northeasterly line of the right-of-way of Powers Ferry Road and running North 26 degrees 58 minutes 00 seconds East a distance of 327.73 feet to a point on the southwesterly line of the right-of-way of Windy Ridge Parkway; running thence South 69 degrees 57 minutes 20 seconds East along the southwesterly line of the right-of-way of Windy Ridge Parkway a distance of 142.65 feet to a point; running thence along an arc of a curve to the right (said arc being subtended by a chord bearing South 42 degrees 38 minutes 17 seconds East a chord distance of
174.39 feet and having a radius of 190.00 feet) and following the southwesterly line of the right-of-way of Windy Ridge Parkway an arc distance of 181.18 feet to a point; running thence South 15 degrees 19 minutes 15 seconds East along the westerly line of the right-of-way of Windy Ridge Parkway a distance of 169.85 feet to a point; running thence South 30 degrees 46 minutes 00 seconds West along the westerly line of the right-of-way of Windy Ridge Parkway a distance of
134.07 feet to a point at the northeast terminus of the mitered right-of-way connecting the westerly line of the right-of-way of Windy Ridge Parkway and the northeasterly line of the right-of-way of Powers Ferry Road; running thence South 82 degrees 16 minutes 22 seconds West along said mitered right-of-way a distance of 52.67 feet to the POINT OF BEGINNING; said property being designated 1945 Powers Ferry Road and being shown as containing 126,092 square feet or
2.895 acres, more or less, on the survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated April 22, 2002, last revised June 30, 2004.

TOGETHER WITH the easement rights appurtenant to said property created and established by:

(a) Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of

         Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

(b) Access, ingress and egress easement contained in Limited Warranty Deed from Wildwood Office Park, Inc. to International Business Machines Corporation dated May 30, 1985, recorded in Deed Book 3515, page 521, aforesaid records; Limited Warranty Deed from International Business Machines Corporation to Wildwood Associates dated May 30, 1985, recorded in Deed Book 3515, page 554, aforesaid records; and Limited Warranty Deed from Wildwood Office Park, Inc. to Wildwood Associates dated May 30, 1985, recorded in Deed Book 3516, page 13, aforesaid records; as expanded by Easement Agreement between Wildwood Associates and Wildwood Office Park, Inc. dated May 29, 1986, recorded in Deed Book 3953, page 209, aforesaid records.

(c) Declaration and Grant of Easements between Cousins Properties Incorporated and Wildwood Associates dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

(d) Easement between Cousins Properties Incorporated and Wildwood Associates dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5424, page 543, aforesaid records.

                                   EXHIBIT "B"

                            LIST OF PERSONAL PROPERTY

                          ASSOCIATES PERSONAL PROPERTY

BUILDING 2300

Building 2300 Holiday Decorations (stored off site with D & S Plants)

QUANTITY  INVENTORY #                              ITEM DESCRIPTION                               SERIAL #
--------  -----------                              ----------------                               --------
   1                   14' Christmas Tree
   8                   Large Red Bows and garland for Pole Lights
   4                   Exterior wreaths and red bows hung from bridges.
   2                   Exterior wall sconces (New)
   2                   Interior Lobby decorated with wreaths on columns (New)
   1                   Garland, bow, and flower arrangement on security console. (New)
   4                   Garland, bows, lights, and ribbon hung from balcony on 2nd and 3rd levels
   8                   New Horn of Plenty mounted at lobby levels, N & S sides.

Building 2300 Cafe Equipment (other items in cafe not listed are owned by operator)

QUANTITY  INVENTORY #        ITEM DESCRIPTION         SERIAL #
--------  -----------        ----------------         --------
   5                   Shelving
   2                   Walk-In Cooler Freezer
   1                   Kitchen Shelf
   1                   Prep. Table
   1                   Prep. Table with Sink
   1                   Dishwasher
   1                   Ice Bin
   1                   Slicer
   1                   Walk-In Cooler
   1                   Freezer
   1                   4 Comp. Sink
   2                   Sneeze Guard
   1                   Exhaust Hood
   1                   Mobile Stand
   1                   Rolling Rack
   1                   Hot Food Warmer
   1                   Steam Table (needs replacing)
  117                  Chairs
  36                   Tables
   1                   Single Door (must be removed)
   2                   Ice Pan for Salad Bar
   1                   Fire Protection

   1                   Anvil Bread Warmer
   2                   Bunn Coffee Makers

Athletic Club

QUANTITY  INVENTORY #             ITEM DESCRIPTION              TYPE      SERIAL #
--------  -----------             ----------------            -------  -------------
   1                   AB Cruncher                            Circuit
   1                   AB Cruncher                            Circuit
   1                   AB Cruncher                            Circuit
   1                   AB Cruncher                            Circuit
   1                   LifeFitness lifecycle 9500 GR          Cardio
   1                   LifeFitness lifecycle 9500 GR          Cardio
   1                   LifeFitness lifecycle 9500 GR          Cardio
   1                   LifeFitness lifecycle 9500 GR          Cardio
   1                   LifeFitness lifecycle 9500 Tan         Cardio
   1                   LifeFitness lifecycles 9500 Tan        Cardio
   1                   LifeFitness lifecycle 9500 Tan         Cardio
   1                   1 Concept II Rowers                    Cardio      1118023
   1                   Stairmaster 4400PT Climber             Cardio
   1                   Stairmaster 4400PT Climber             Cardio
   1                   Stairmaster 4400PT Climber             Cardio
   1                   Stairmaster 4600 Climber               Cardio      2106054
   1                   Stairmaster 4600 Climber               Cardio     21002091
   1                   LifeFitness Lifestride treadmill 9100  Cardio      363245
   1                   LifeFitness Lifestride treadmill 9100  Cardio      363245
   1                   LifeFitness Lifestride treadmill 9100  Cardio      330641
   1                   LifeFitness Lifestride treadmill 9100  Cardio      330642
   1                   LifeFitness Lifestride treadmill 9100  Cardio      330708
   1                   LifeFitness Lifestride treadmill 9100  Cardio      330709
   1                   LifeFitness Lifestride treadmill 9100  Cardio      330706
   1                   LifeFitness Lifestride treadmill 9100  Cardio      337852
   1                   LifeFitness Lifestride treadmill 9100  Cardio      336002
   1                   LifeFitness Lifestride treadmill 9100  Cardio      336003
   1                   LifeFitness Lifestride 9500 HR         Cardio      333882
   1                   LifeFitness Lifestride 9500 HR         Cardio      103186
   1                   LifeFitness Lifestride 9500 HR         Cardio      360366
   1                   LifeFitness lifecycle-Recum-9500       Cardio
   1                   LifeFitness lifecycle Recum 9500       Cardio
   1                   LifeFitness lifecycle Recum 9500       Cardio
   1                   LifeFitness lifecycle-Recum-9500       Cardio
   1                   LifeFitness lifecycle Recum 9500       Cardio
   1                   LifeFitness lifecycle Recum 9500       Cardio
   1                   Precore EFX 544 Elliptical             Cardio
   1                   Precore EFX 544 Elliptical             Cardio
   1                   Precore EFX 544 Elliptical             Cardio
   1                   Precore EFX 546 Elliptical             Cardio    4HG13K0005
   1                   Precore EFX 546 Elliptical             Cardio    4HK17K0025

   1                   Precore EFX 546 Elliptical             Cardio    4HK17K0030
   1                   Stairmaster Stepmill                   Cardio
   1                   Nordic Track 900T                      Cardio
   1                   Nordic Track 900T                      Cardio
   1                   Stairmaster Gravitron                  Cardio       1187
   1                   Precore Stepper C764                   Cardio
   1                   Stairmaster Stepper 4000PT             Cardio    83180811065
   1                   Stairmaster Stepper 4000PT             Cardio      C19045
   1                   Stairmaster Stepper 4000PT             Cardio      C136070
   1                   LifeFitness Lifesteps                  Cardio
   1                   LifeFitness Lifesteps                  Cardio
   1                   LifeFitness Lifesteps                  Cardio
   1                   LifeFitness Lifesteps                  Cardio
   1                   LifeFitness Cross Trainer              Cardio    CTG 132458
   1                   LifeFitness Cross Trainer              Cardio    CTG 133434
   1                   LifeFitness Cross Trainer              Cardio    XTD 100932
   1                   LifeFitness Cross Trainer              Cardio    XTD 100933
   1                   Schwinn Spinner Pro IC                 Cardio     152104927
   1                   Schwinn Spinner Pro IC                 Cardio     152104928
   1                   Schwinn Spinner Pro IC                 Cardio     152104929
   1                   Schwinn Spinner Pro IC                 Cardio     152104930
   1                   Schwinn Spinner Pro IC                 Cardio    0152T05095
   1                   Schwinn Spinner Pro IC                 Cardio    0152T05096
   1                   Schwinn Spinner Pro IC                 Cardio     152104678
   1                   Schwinn Spinner Pro IC                 Cardio     152104624
   1                   Schwinn Spinner Pro IC                 Cardio    0152T05097
   1                   Schwinn Spinner Pro IC                 Cardio    0152T04625
   1                   Nautilus leg curl                      Circuit  LCBXXXV07570
   1                   Nautilus leg curl                      Circuit  LCBXXXV07779
   1                   Nautilus hip adduction                 Circuit     N15695
   1                   Nautilus hip abduction                 Circuit     N15693
   1                   Nautilus back extension                Circuit
   1                   Nautilus leg extension                 Circuit  LEIIXXV06849
   1                   Nautilus pull over                     Circuit  SPOIIIV01037
   1                   Nautilus shoulder pull down            Circuit  TAIIIXV00427
   1                   Nautilus bench press                   Circuit  BPXXXXV00330
   1                   Nautilus chest press                   Circuit  MCHXXXV00701
   1                   Nautilus lateral raise                 Circuit
   1                   Nautilus shoulder press                Circuit
   1                   Nautilus rotary torso                  Circuit
   1                   Hoist Glut Master                      Circuit    97-09193
   1                   Cybex AB Cruncher                      Circuit  470591V300402
   1                   Cybex Row/Rear Delt                    Circuit  452091T369101
   1                   Cybex Lat Pulldown                     Circuit  481091V258604
   1                   Cybex fly machine                      Circuit  454591V135902
   1                   Cybex chest press                      Circuit  450791V294702
   1                   Cybex back extension                   Circuit  454091V194404
   1                   Cybex AB crunch stack                  Circuit

   1                   Cybex arm extension                    Circuit  454091V313902
   1                   Cybex Rotary calf                      Circuit  46209V1575902
   1                   Cybex arm curl                         Circuit  453591v313902
   1                   Polaris squat machine                  Circuit      9266
   1                   Paramount squat stack                  Free
   1                   Cybex hack squat                       Free     533091S14139
   1                   Cybex calf machine                     Free     545691S13538
   1                   Paramount shoulder                     Free       9303-008
   1                   Cybex arm curl benches                 Free     546091S30129
   1                   Cybex arm curl benches                 Free     546091S30119
   1                   Cybex Adv shoulder press               Free     522191S04199
   1                   Cybex cable cross over                 Free
   1                   Paramount leg press                    Free       9612-002
   1                   Flat bench                             Free
   1                   Flat bench                             Free
   1                   Flat bench                             Free
   1                   Flat bench                             Free
   1                   Dumbell rack w/15- 5#                  Free
   1                   Cybex Adv incline bench                Free      5251P025443
   1                   Cybex incline bench rack               Free
   1                   Cybex chest decline bench              Free
   1                   flat bench press rack                  Free     536291S09029
   1                   flat bench press rack                  Free     536291S08888
   1                   flat bench press rack                  Free     536291S08969
   1                   stack plate tree w/weight x4           Free
   1                   Cybex incline bench press              Free     550291S05799
   1                   Trotter smith machine                  Free        9523472
   1                   adjustable bench                       Free       9810-022
   1                   adjustable bench                       Free       9612-063
   1                   flat decline bench                     Free       9503-042
   1                   Cybex smith machine                    Free     534191R365006
   1                   Dumbell rack w/weights x4              Free
   1                   Paramount AB 4 station                 Free
   1                   Life Fitness Smith Machine             Free
   1                   Life Fitness Multi Adjustable Bench    Free
   1                   Life Fitness Cable Crossover           Free
   1                   Hampton Dumbell Racks w/weights x4     Free

Building 2300


QUANTITY  INVENTORY #                   ITEM DESCRIPTION                     SERIAL #
--------  -----------                   ----------------                     --------
   1                   Eagle Domain statue
   8                   Large Ficus trees with underplanting
  24                   New camera system
  15       0141-0155   Silver Tables - Back Patio
  30       0111-0140   Silver Chairs - Back Patio
   2       0156-0157   Trash Receptacle - Back Patio

   2       0176-0177   Lg. Textured Planter - Plaza
   2      0178 & 0205  Sm. Textured Planter - Plaza
  25       0180-0204   Brown bowl planters - Plaza
   6       0158-0163   Silver bowl planters - Lobby
   2        406-407    Raised Silver bowl planters - Lobby (front)
  10       0164-0173   Chrome polished planters - Lobby (levels 1-3)
   2       0220-0221   Old Trash Receptacle - Loading Dock
   1          222      Trash Receptacle - Loading Dock
   2       0223-0224   Table w/ connected chairs - loading Dock
   1          225      Bench - Loading Dock
   3       0205-0207   Chrome polished planters - N. Bridge
   1          208      New large chrome trash can - N. Bridge (ATM)
   1          209      Wooden Flier holder - N. Bridge
   1          210      Bench - N. Bridge
   1          211      Trash Receptacle - N. Bridge
   1          212      Bench - C. Bridge
   1          213      Trash Receptacle - C. Bridge
   1          214      Bench - S. Bridge
   2       0215-0216   Trash Receptacle - S. Bridge
   3       0217-0219   Chrome polished planters - S. Bridge
   2       0226-0227   Table w/ connected chairs - level 8
   3       0228-0230   Old Trash Receptacles - level 8
   1          231      Umbrella - level 8
   4       0232-0235   Wooden Benches - level 8
   1          n/a      Console Plant - Console
   1          174      Adjustable chair - Console
   1          175      Chrome Trash Can - Console
  13       0236-0248   Trash Receptacle - Parking Deck
   1          249      Trash Receptacle - Parking Deck (Southside 5)

                              2300 CONFERENCE ROOM
   2        249-250    New texture container and silk plants
   1          251      New Silk arrangement for table
  13        252-264    Tables (24 x 60)
  110       265-374    Chairs - Versteel
   1          375      Nucraft Lectern w/ mic holder, light, mounted
                       caddy, casters -
   1          376      Technion Mobile Task Board
   5        377-381    Trash cans
   1          382      Trash can for Kitchen
   1          383      New VCR/DVD combo unit (in Lectern)
   1          384      Mixer/Amplifier for existing speakers (in Lectern)
   1          385      New Sony PX40 Ceiling Mount Projector
   1          386      New 6 x 8 front projection screen
   1           *       Glass 2300 Conference Center Sign (*Number 387
                       not used in sequence - would not adhere to glass
                       picture)
   1          388      Microphone - hard wired for Cousins
   1          389      Microphone - Wireless for tenant's
   1          390      Polycom Conference Phone and Case

   1          391      Table Transport
   4        392-395    Chair Trolleys
   2        396-397    Lowenstein - "Morgan" Lounge Chairs
   1          398      Lowenstein - "Croune" Occasional Table
   4        399-402    Framed Prints (3 room and 1 kitchen)
   1          403      GE Black 18 c.f. Refrigerator
   1          404      Microwave, Black
   1          405      Bunn 3 pot Coffee Maker
   8          n/a      Framed Pictures - By Kathryn Kolb, 1-South Corridor
   6                             Bronze Reindeer
                       **Evacuation Chair (Model 6253, Stryker EMS)
                       (**Evacuation chair shared with other Southside
   1                   Buildings and kept in Fire Control room at 2300)

Building 2300 Engineering

QUANTITY  INVENTORY #            ITEM DESCRIPTION                                         SERIAL #
--------  -----------            ----------------                                         --------
   1       9023A0001   Red Tool Box (Various Tools)          Engineering Shop
   1       9023A0002   Vacuum Cups                           Engineering Shop
   1       9023A0003   Rivet Kit                             Engineering Shop
   1       9123A0007   Volt-OHM-Milliammeter                 Engineering Shop
   1       9123A0008   Fluke and Accessories                 Engineering Shop
   1       9123A0009   Fluke 5l Thermometer                  Engineering Shop
   1       9123A0010   Cordless Screwdriver                  Engineering Shop
   1       9023A0011   Slack Tube Manometer                  Engineering Shop
   1       9023A0012   Amprobe                               Engineering Shop
   1       9023A0013   Solderless Terminals                  Engineering Shop
   1       9023A0014   Various Drill Bits                    Engineering Shop
   1       9023A0015   Various Stell Stamps                  Engineering Shop
   1       9123A0016   Cordless Hammer Drill                 Engineering Shop
   1       9123A0017   Cordless Drill                        Engineering Shop
   1       9123A0018   4 1/2 Sander Grinder                  Engineering Shop
   1       9023A0019   Fish Tape                             Engineering Shop
   3       9023A0020   pipe wrench                           Engineering Shop
   1       9023A0021   Skandor Level                         Engineering Shop
   1       9123A0022   Heavy Duty Drain Cleaner              Engineering Shop
   1       9123A0024   Fluke Multimeter                      Engineering Shop
   1       9023A0025   Sound Level Meter                     Engineering Shop
   1       9123A0026   Microscanner                          Engineering Shop
   1       9023A0027   Heavy Duty Hammer Drill               Engineering Shop
   1       9023A0028   Coma Long                             Engineering Shop
   1       9023A0029   Yellow Jacket Gages                   Engineering Shop
   1       9023A0030   Red Tool Box w/HVAC Equipment         Engineering Shop
   1       9023A0031   Plumbing Wrenches                     Engineering Shop
   1       9123A0032   Walton Vice                           Engineering Shop
   1       9223A0033   Bench Grinder                         Engineering Shop
   1       9023A0035   Skill Saw                             Engineering Shop

   1       9023A0036   Cutting Torch                         Engineering Shop
   1       9023A0038   Supco Service Lagger                  Engineering Shop
   1       9023A0039   Workhorse Lattern                     Engineering Shop
   1       9023A0040   T-Handle Allen Wrenches               Engineering Shop
   1       9123A0041   UL-38 Man Lift                        2300 Building
   1       9123A0042   14 piece combo wrenches               Engineering Shop
   1       9123A0043   1/2 Ratchet Set (26 pcs)              Engineering Shop
  20       9023A0044   Ladder                                2300 Building
   1       9023A0045   2 Truck Trailer                       Oversize Parking
   1       9023A0046   2 Truck Trailer                       Oversize Parking
   1       9123A0047   Heavy Duty Drain Cleaner              Engineering Office
   1       9223A0048   Whirlpool Refrigerator                Engineering Office
   1       9223A0049   Panasonic Microwave Oven              Engineering Office
   1       9523A0050   Sampo Computer                        Engineering Office
   8       9523A0052   Chair                                 Engineering Office
   4       9523A0053   Desk                                  Engineering Office
   5       9523A0054   Cabinet                               Engineering Office
   3       8623A0056   Locker                                Engineering Office
   4       9523A0057   Locker                                Engineering Office
   1       0123A0058   Dremel Electric Engraver              Engineering Office
   1       0123A0059   Wet Vac                               Engineering Shop
   1       0123A0060   Wet Vac                               Engineering Shop
   1       0123A0061   Wet Vac                               Engineering Shop
   1       0123A0062   4 ft Ladder                           5 South AHU Room
   1       0123A0063   4 ft Ladder                           8 South AHU Room
   1       0123A0064   4 ft Ladder                           5 North AHU Room
   1       0123A0065   4 ft Ladder                           8 North AHU Room
   1       0123A0066   6ft Ladder                            5 South AHU Room
   1       0123A0067   6ft Ladder                            8 South AHU Room
   1       0123A0068   6ft Ladder                            5 North AHU Room
   1       0123A0069   6ft Ladder                            8 North AHU Room
   1       0123A0070   Gear Puller                           Engineering Office
   1       0123A0071   Soldering iron & base                 Engineering shop
   1       0123A0072   Utility Pump                          2300 7th Level Parking Deck
   1       0123A0073   26 piece socket set PM cart           PM Cart
   1       0123A0074   Raytek InfraRed Thermometer           PM Cart
   1       0123A0075   Work Center                           PM Cart
   1       0123A0076   Proton 7 piece wrench set             PM Cart
   1       0123A0078   Droplight                             PM Cart
   1       0223A0079   Air Compressor (Vertical)             Lobby Level North Elec Room
   1       0223A0080   Air Compressor (Portable)             Tool Room
   1       0223A0081   Air Dryer (Northside)                 Uniform Room
   1       0223A0082   Lock Out Kit                          Switchgear Room
   1       0223A0083   Full Face Respirator                  Chemical Testing Station
   1       0223A0086   Air Dryer (Southside)                 Main Chiller Room

   1       0223A0087   Air Dryer (Northside)                 Basement AHU Room
   1       0223A0088   Water Alert                           Northside Electrical Rooms
   1       0223A0089   Portable Air Compressor               North Lobby Electrical Room
   1       0223A0091   Port Cable Sander                     Engineering shop
   1       0223A0092   Portable Auger                        Engineering shop
   1       0323A0095   Multi Meter Amp Probe                 Engineering shop
   1       0323A0096   Vacuum Pump - 10 Gallon               Switchgear Room
   1       0323A0097   24" box fans                          Engineering shop
   1       0323A0098   24" box fans                          Engineering shop
   1       0323A0099   10 ft ladder                          Engineering shop
   1       0323A0100   Humidity Temp Reader                  Engineering shop
   1       0323A0101   Steel Fish Tape                       Engineering shop
   1       0323A0102   Hose Reel                             Engineering shop
   1       0323A0103   Infrared Thermometer                  Engineering shop
   1       0323A0104   Infrared Thermometer                  Engineering shop
   1       0323A0105   Electrical Multi Tester               Engineering shop
   1       0323A0106   Meter Test 2000 OHMS                  Engineering shop
   1       0323A0107   18 volt cordless drill                Engineering shop
   1       0323A0108   14.4 volt hammer drill                Engineering shop
   1       0323A0109   Jobber 29 piece drill set             Engineering shop
   1       0323A0110   1/2" drive-17 piece socket set        Engineering shop
   1       0323A0111   Screw drive set                       Engineering shop
   1       0323A0112   14 piece wrench set                   Engineering shop
   1       0323A0113   Digital Thermometer                   Engineering shop
   1       0323A0114   Fax Machine                           Engineering shop
   1       0323A0115   Divar Digital Security Camera System  Security Desk
   1       0323A0116   Divar Digital Security Camera System  Security Desk
   1       0323A0117   Security Camera Monitor               Security Desk
   1       0323A0118   Security Camera Computer              Chief Engineering Office
   1       0323A0119   Computer Tower                        Engineering office
   1       0323A0120   3/8" Heavy Duty Electric Drill        Engineering office
   1       0423A0121   Ball Peen                             Engineering office
   1       0423A0122   Ball Peen                             Engineering office
   1       0423A0123   Ball Peen                             Engineering office
   1       0423A0124   Duct hole cutter                      Engineering office
   1       9523A0051   Hewlett-Packard Printer               Engineering Office
   1       9523A0055   EMS System                            Engineering Office
   1       9523A0056   Beverage Air Cooler                   Engineering office
   1       9523A0057   Sunroc Water Dispenser                Engineering office
   2      95523A0068   Coffee Maker                          Engineering office
   3      95523A0069   H\P Computer IS\Cousins               Engineer\Chief Office
  24      95523A0070   Philips Security Camera               2300 Building

BUILDING 3200

Building 3200

QUANTITY  INVENTORY #                            ITEM DESCRIPTION                           SERIAL #
--------  -----------                            ----------------                           --------
                        OUTDOORS
   8      0501-0508     Trash Receptacles- Metal outdoor \ Verdis Gris Finish
                        1 ea. Parking deck lobby, and smoking area.
   7      0509-0515     Outdoor Planter/Containers on Plaza - (7) Beige Dura Art
                        Planters on brick ledges.
   5      Assign after  Dura Art Planters (Center of Plaza, permanent/attached to deck)
          Installation
   6      0516-0521     Outdoor Tables with attached benches including smoking area

                        LOBBY
   6      0522-0527     Mahogany Lobby Benches with cushions for seats
   2      0528-0529     Triangle Shaped Custom Area Rugs located in lobby
   4      0530-0535     Indoor Planters in lobby - Brown cylinder
   1      0536          Literature Display Cabinet (oak) in lobby
   2      0537-0538     Walk off Mats for rear revolving door entrance
   2      0634-0635     Ficus Trees
   1      0651          Lg. Trophy Case (but excluding awards in case)

                        CONSOLE SECURITY DESK
   1      0636          Security Console
   1      0539          Console Desk - Storage Cabinet
   2      0540-0541     Desktop Telephones
   4      0542-0545     Security Camera Monitors
   1      0546          Console Multiplexer
   1                    AT&T Phone for Security Desk

                        SECURITY OFFICE
   1                    Computer-Compaq                                                  6X1A-JYGZ41ZS
   1                    Kodak Digital Camera                                             EKR92200209
   1                    Sampo Monitor                                                    S2S70-748J1010
   2                    Alpha Locks                                                      5873275
   1                    Docu-Seal Machine                                                NKG 4394

                        CONFERENCE ROOM
  20      0547-0566     Conference Room Tables - Laminates surface tops
  31      0567-0597     Conference Room Chairs - Kimball Q95-201 Greenish/Tan (nubby)
  15      0619-0633     Conference Room Chairs - Kimball Q95-201 Greenish/Tan (nubby)
   1      0598          Podium - Full size, oak
   1      0599          Conference Room Artwork - Birch pond I
   1      0600          Conference Room Artwork - Birch pond II
   1      0601          DSL Modem located in closet of conf. Room (Earthlink)
   2      0602-0603     Chrome/gold top waste receptacles

   1      0641          Sirco TV Security Cabinet w/lock - Mahogany
   1                    Rubbermaid Utility Cart
   1      0642          TV
   1      0643          VCR

                        6TH LEVEL BRIDGE CORRIDOR
   6      0604-0609     Indoor Planters - Black Plastic China Bowl
   6      0610-0615     Black framed photography of Chattahoochee and Wildwood

                        LOADING DOCK AREA
   2      0616-0617     Rubbermaid Ash/Waste Receptacles
   1      0618          Wall display case over sign-in desk

Building 3200 Holiday Decorations (stored off site with D & S Plants)

QUANTITY  INVENTORY #                     ITEM DESCRIPTION                     SERIAL #
--------  -----------                     ----------------                     --------
   2                   9.5 Ft. Pencil Trees (With Lights)
   2                   7.5  Ft. Pencil Trees (With Lights)
   2                   6.5 Ft. Pencil Trees (With Lights)
   1                   Cords
  24                   Assorted velvet gift boxes (red, gold, green))
   2                   4' gold horn basket wall hanging (white holly/red)
  24                   Large 4' plastic multi-colored ornaments (hung from
                       lobby atrium)
   1                   Large silk arrangement
   1                   4' gold horn basket wall hanging (white holly/red)
   2                   Artificial 6' slim tree (no lights) light decor red
   1                   Artificial wreath 60" (with lights) red bow only
   8                   Artificial garland 9' pieces (no lights) red bows))
   4                   Assorted 18" velvet gift packages red, green and gold
   4                   Assorted 12" velvet gift packages red, green and gold
  18                   9' pieces garland no lights, bows only (red)
   2                   Artificial slim trees 7.5' no lights / add light decor
                       to match the 26.5' slim trees already used in 6th
                       Parking Tunnel by Elevator End.

Building 3200 Cafe (other items in cafe not listed are owned by operator)

QUANTITY  NVENTORY #                ITEM DESCRIPTION                SERIAL #
--------  ----------                ----------------                --------
   1           1      Double Convection Oven                          1001
   1           2      Exhaust Hood and Fire Protection System         1002
   1           3      Fire Protection System (add to above)           1003
   1           4      Eye (6) Range/Oven                              1004
   1           5      Food Slicer                                     1005
   1           6      Filter - Fryer  (together with below)           1006
   1           7      Fryer                                           1007
   2           8      Hand Sinks                                      1008

   1           9      Hot Food Display                                1009
   1           10     Hot top / Oven Base                             1010
   1           11     Ice Machine                                     1011
   1           12     Juice/Water Display                             1012
   1           13     Pot Sink                                        1013
   1           14     Prep-sink / Work Table                          1014
   1           15     Reach-in Refrigerator                           1015
   1           16     Ref. Base or Sandwich Refrigerator              1016
   1           17     Salad Bar                                       1017
   1           18     Soup Wells                                      1018
   1           19     Walk in Cooler (fixture)                        1019
   1           20     Mixer with Stand - In Sophie's (Operational)    1020
   2        21 & 22   Cash Registers - 1 Old - 1 New                  1021
   1           23     Condiment Counter                               1022
 Multi        N/A     Serving Decor - (no silver) tongs, spatulas     1023
  66         23-111   Dining Room Furniture - Black Chairs Mfg:
                      Lowenstein Model #HL201                         1024
  28        112-139   Dining Room Furniture - Formica Top Tables
                      36"X36" Peacock Best / Model# TN18E             1025
   2        140-141   Nine (9) Trash Receptacles                      1026
   1          142     Cashier's Station                               1027
   1          143     Cup Dispenser                                   1028
                      LOCATION: CAFE'S STORAGE - BASEMENT LEVEL
              144     Rotisserie - Operational                        1029
              145     Sandwich/Pizza Display - Operational            1030

Building 3200 Engineering

QUANTITY  INVENTORY #  ITEM DESCRIPTION           LOCATION             SERIAL #
--------  -----------  ----------------           --------             --------
   1       9532A0001   Ladder 6ft                 6th Level Storage
   1       9532A0002   Ladder 6ft                 6th Level Storage
   1       9532A0003   Ladder 6ft                 6th Level Storage
   1       9532A0004   Ladder 6ft                 Light Bulb Cart
   1       9532A0006   Ladder 12ft                6th Level Storage
   1       9532A0007   Ladder 12ft                West Penthouse
   1       9532A0008   Ladder 8ft                 6th Level Storage
   1       9532A0009   Ladder 8ft                 6th Level Storage
   1       9532A0010   Ladder 10ft                6th Level Storage
   1       9532A0011   Ladder ext. 24ft           Roof - East Tower
   1       9532A0012   Fluke multi meter          Shop
   1       9532A0013   Fluke thermometer          Shop
   1       9532A0014   Fuke thermometer           Can not locate
   1       9832A0015   Amprobe amp meter sm       Shop
   1       0032A0016   Amprobe amp meter digital  Shop
   1       9532A0017   Ladder 10ft                6th Level Storage
   1       9832A0018   Dayton ak/dc arc welder    Shop

 1       0032A0019     Poulan chain saw                            2300 7th Level Storage
 1       0032A0020     Poulan chain saw                            2300 7th Level Storage
 1       9532A0021     Ridgid elect drain auger                    Shop
 1       9532A0022     Manual drain auger large                    Shop
 1       9532A0023     Fluorescent drop light                      Shop
 1       9532A0024     Skilsaw 7.25" circ saw                      Shop
 1       9532A0025     Rally 2 1/4 tow flr jack hyd                Shop
 1       9532A0026     Milwaukee elect drill                       Shop
 1       9532A0027     Milwaukee cordless hammer drill             Shop
 1       9532A0028     Milwaukee drain auger small                 Engineering office
 1       9532A0031     Fanon megaphone mv-108                      Shop
 1       9532A0032     Fanon megaphone mv-108                      Shop
 1       9532A0033     Fanon megaphone mv-108                      Shop
 1       9532A0034     Portable oxy accet tourch                   Shop
 1       9532A0036     Milwaukee sawzall                           Shop
 1       9532A0037     Milwaukee band saw                          Shop
 1       9532A0038     Magna tap & die set                         Shop
 1       9532A0039     Weller soldering gun                        Shop
 1       9532A0040     Dayton pop rive 7 gun                       Shop
 1       9532A0041     Ridgid flaring tool                         Shop
 1       9532A0042     Stanley rivit gun                           Shop
 1       9532A0043     Arrow hot glue gun                          Shop
 1       9532A0044     Speedx key cutter                           Shop
 1       9532A0045     Dayton bench grinder                        Shop
 1       9632A0046     Sleigh                                      Glass Storage Room
 2       9632A0046     Reindeer                                    Glass Storage Room
40       9632A0047     Gold Ball                                   Donated 2000
400      9632A0048     Silver Ball                                 Donated 2000
14       9632A0049     Spiked Ornament                             Donated 2000
 1       9632A0050     Christmas Tree w/ Gold & White Bows         Donated 2000
 1       9632A0051     Hoover Portable Vacuum                      Engineer Storage
 1       94320052      Ray-o-Vac Florescent Work Light             Engineer Shop
 1       9132A0055     Dayton Engine Hoist                         Chiller Room
 1       9632A0056     Rocking Horse                               Donated 2000
 5       9632A0057     Pine Cone Topiary                           Donated 2000
 4       9532A0058     Desk                                        Engineering Office
14       9532A0059     Chair - Upholstery                          Engineering Office
 1       9532A0060     Clark Back Pac Vacuum                       Light Bulb Cart
 1       9532A0061     Bookcase                                    Engineering office
 1       9532A0062     Siemens EMS Sys w/Dot Matrix Printer        Engineering office
 1       9532A0063     EMS Computer                                Engineering office
 1       9532A0064     Laser Jet Color Printers(HP 950C DeskJet)   Engineering office
 1       9532A0064     Laser Jet Color Printer (HP 940C DeskJet)   Engineering office
 6       9532A0066     Black Locker                                Shop
 1       0032A0067     EMS Toshiba Lap Top Computer                Engineering office

 1       0032A0068     Spot Cooler                                 Storage Room
 1       0032A0069     Motorola Spirit Radio   SN# 463HZUF983      Engineering office
 1       0032A0070     Gas Detector                                Engineering office
 1       0032A0071     101 Compact Disc Player                     Shop
 1       0032A0072     Bulldog Task Adj Armchair, Dk. Grey         Security Console
 4       0032A0073     File Cabinet                                Engineering office
 2       0032A0074     Flammable Storage Cabinet                   Engineer's Shop
 1       0032A0075     Halogen Stand Light                         Shop
 1       0032A0077     Motorola Spirit Radio   SN# 463HZUG614      Engineering office
 1       0032A0078     Gantry                                      Chiller Plant
 1       0032A0079     Ridgid Wet Vac                              Engineer's Shop
 1       0032A0080     Ridgid Wet Vac                              Engineer's Shop
 1       0032A0081     Ridgid Wet Vac                              Engineer's Shop
 1       0032A0082     Whirlpool Microwave                         Shop
 1       0032A0083     Tornado Floor Carpet Drier                  Engineer's Shop
 1      0032A0083-A    Dickson Temp Humidity Recorder              Engineering Shop
 1       0232A0084     Tornado Floor Carpet Drier                  Engineer's Shop
 1      0232A0084-A    Dickson Infrared Thermo.                    Engineering Shop
 1       9532A0085     Realistic Sound Level Meter                 Engineer's Shop
 1      9532A0085-A    Micrometer Gauge                            Engineering Shop
 4       0232A0086     Box - Tylon Flooring                        Attic Storage
28       9632A0087     Strand of Lights                            Glass Storage Room
 1       0232A0089     Eagle Fire Resistant Storage Cab.-Yellow    Engineer Storage
 1       0232A0090     Fire Resistant Storage Cab - Yellow         Engineer Storage
 1       0232A0091     Large Measuring Wheel                       Engineering office
 1       0232A0095     HP 1200 LaserJet Printer                    Engineering office
 2       0232A0096     Rubbermaid 8' White Folding Tables          Engineering office
 3       0232A0097     6' Rubbermaid White Folding Tables          Engineering office
 4       0232A0109     Fire Hyd. Hose - 100 ft.                    Leasable Storage
 2       0232A0110     Fire Hyd. Hose - 50 ft.                     Leasable Storage
 1       0232A0111     Flood Pumper                                Leasable Storage
16       0232A0112     Folding Chairs - Beige s/b mgmt office      Leasable Storage
 2       0232A0113     Folding Chairs - Brown s/b mgmt office      Leasable Storage
 3       0232A0114     Wooden Folding Tables                       Leasable Storage
 1       0232A0115     4-Drawer Lateral File Cabinet               Leasable Storage
 2       0232A0116     Chrome Planter Cylinders                    Leasable Storage
 1       0232A0117     Echo Heat Gun                               Pre-Alan
 1       0232A0118     Skil saw                                    Pre-Alan
 1       0232A0119     Dyno Label Maker                            Pre-Alan
 1       0232A0120     Propane Torch - Hand Held                   Pre-Alan
 2       0232A0121     Tensa Barrier w/o strap                     1W AHU Room
 2       0232A0122     Chrome Easel                                1W AHU Room
10       0232A0124     Chrome Stanchion & Rack                     Glass Storage Room
 2       0232A0125     Sign Top for Stanchion                      Glass Storage Room
 1       9632A0126     15 Gingham Bears & Wrapped Package          Donated 2000
 1       0232A0127     8' Louisville Ladder                        Lobby AHU Room
 1       0232A0128     HP G85xi (3 in 1)  SN:SGG25E0212            Engineering office

 1       0232A0129     GE Select Refrigerator                      Shop
 1       0332A0134     Byers Sand Spreader                         3200
 1       0232A0136     Spanner Wrench 5.25" Long - Width .87
 1       0332A0137     SW Bell Digital Freedom Ph w/ans mach       Engineering Office
 3       0332A0141     Wall-Mount Desk-20"Wx15"dx                  Leasable Storage
 1       0332A0142     Solar Digital Thermometer                   Chiller Room
20       0332A0143     Wood / Steel Panel Frame Barricade          Leasable Storage
 1       0432A0144     Supervisor's Safety Meeting Handbook        Chief's Office
 1       0432A0145     OSHA Handbook                               Chief's Office
 1       0432A0146     Right To Know Handbook                      Chief's Office

                                  EXHIBIT "B-1"

           LIST OF PROPERTY EXCLUDED FROM ASSOCIATES PERSONAL PROPERTY

BUILDING 2300

QUANTITY  INVENTORY #               ITEM DESCRIPTION              SERIAL #
--------  -----------               ----------------              --------
    2                   Radio repeaters and auxiliary equipment
                        located in penthouse and on roof

BUILDING 3200

QUANTITY  INVENTORY #               ITEM DESCRIPTION              SERIAL #
--------  -----------               ----------------              --------
                        LOBBY
  0651                  Awards located in Lg. Trophy Case
                        (but excluding Trophy Case)

BUILDING 3200

QUANTITY  INVENTORY #               ITEM DESCRIPTION              SERIAL #
--------  -----------               ----------------              --------
   1                    Art Display Case 1 West Tower -
                        Loaned art from Vinings' Gallery

                        CONFERENCE ROOM
  13                    Conference Room Chairs - (13) Kimball
                        Imagerie Comet Blue / Property of IBM -
                        Not included in inventory
   1                    Wall Phone over sign-in desk / Property
                        of IBM - Not included in inventory
   1                    Radio repeater and auxiliary equipment
                        located in penthouse and on roof

MANAGEMENT OFFICE (BUILDING 2300)

QUANTITY  INVENTORY #                ITEM DESCRIPTION                              SERIAL #
--------  -----------                ----------------                              --------
    1                   32x52 Indian Motif Art in frame HALLWAY                    4120-188
    1                   45x61 Wall Quilt                                           4120-201
    1                   18 x 18 Arch. Photo                                        4120-204
    1                   18 x 18 Arch. Photo
   14                   Award Plaques
    1                   Community Project - Make A Wish Plaque                     0518892
    1                   Sony Microcassette Transcriber                             4120-082
    1                   Mahogany Credenza                                          4120-210
    1                   Mahogany 3 shelf bookcase
    1                   Planter (silver)
    2                   Charlotte Co. Mahogany Wood/Cloth Side Chair

    2                   18x24 Fabric Bulletin Board                                4120-118
    1                   6x72 Mahogany desk w/left return                           JC1739VMW
    1                   NEC 17" monitor                                            6008DGT2A642
    1                   CPU                                                        4862A011
    1                   Mouse                                                      B13990WGA1YQ3E
    1                   Keypad                                                     Green
    1                   Banker's Lamp                                              MY3BE4Q0T2
    1                   HP 5650 Printer
    1                   Executive chair/cloth                                      DL210L
    1                   Casio Calculator
    1                   Legal 2 drawer file cabinet
    1                   Storage Cabinet for supplies                               Bathroom
    1                   Planter
    1                   Kimberly Clark Toilet Seat Cover Dispenser
    2                   Trash cans, one plastic and one metal                      4120-155
    1                   Computer station (mahogany)                                4120-075
    1                   36x72 Mahogany desk                                        4120-042
    1                   Mahogany Credenza
    1                   Gray Cloth Ex. Chair
    1                   3 Shelf Cherry wood bookcase
    1                   14" ceramic planter
                        Chairs
    1                   Blackberry                                                 TUVFCCEVC1
    1                   Palm Pilot
    1                   Mouse                                                      1802158YE
    1                   17" NEC AccuSync Color Monitor                             176010EM000609650732
    1                   CPU                                                        32660624
    1                   Keyboard                                                   MY04F16030
    1                   HP 950C Printer                                            2204409TA
    1                   NEC Color Monitor 17"                                      4120-119
    1                   Mahogany credenza                                          4120-041
    1                   36 x 72 mahogany desk                                      4120-076
    1                   Black leather ex. Chair
    1                   Black 3 shelf bookcase
    1                   15" planter                                                MY4164M07F
    1                   HP5650 deskjet printer                                     6X29KN8ZSON6
    1                   CPU                                                        P23 DH
    1                   Calculator                                                 10660229
    1                   Keyboard
    1                   22x28 Framed photo of 3301 Building
    1                   16x18 framed photo of 3301 Building                        4120-249&140
    2                   Kimball side chair black wood with blue fabric
    1                   Palm Pilot                                                 605700-039
    1                   Sensormatic Color Video Multiplexer
    1                   Sanyo Time Lapse VCR 72H                                   GRC122000CDM
    1                   Johnson Controls 12V Battery charger                       4120-191
    1                   Whirlpool TimeMaster Microwave Oven                        4120-084

    1                   Wood Dinette Table                                         4120-086&87
    2                   Dinette Chair                                              GSD600G-01
    1                   GE Dishwasher                                              P20228
    1                   Proctor Silex 2 slice toaster
    2                   Grindmaster stainless coffee carafes                       VPRO282121
    1                   Bunn VPR Series Coffee Brewer
                        Kitchen Utensils//mugs, etc.                               4120-258
    1                   Hotpoint Refrigerator
    1                   36x36 Fabric Bulletin Board                                Countertop
    1                   Mackey Water Cooler (leased)                               4120-099
    1                   36 x 72 Maplewood desk                                     New 01
    1                   Black metal file cabinet                                   103-104
    2                   Brown leather side chairs                                  New 01
    1                   HP 932C printer
    1                   Maplewood 2 shelf bookcase                                 4120-199
    1                   Maple side table
    1                   Computer table                                             4120-100
    1                   Maplewood Credenza                                         4120-267
    1                   Black leather ex. Chair
    1                   Black rolling file cabinet                                 78NGXKV-09/01
    1                   IBM Think Pad
    1                   Blackberry
    6                   5 Drawer lateral file cabinets
    1                   4 Drawer lateral file with top slide panels
    2                   5 Drawer lateral file with top slide panels                9100
    1                   3M Overhead projector                                      Model 4600
    1                   Kodak Slide Projector
    1                   60" Wooden work table                                      New 01
    1                   Cannon IR 5000 Copier (LEASED)
    1                   Fellowes PS40 paper shredder

    1                   Panasonic KP100 Electric pencil sharpener                  5A3-01413
    1                   Realistic Alert II Weather Radio                           8168686
    1                   Pitney Bowes A900 Postage Meter (LEASED)                   0159715
    1                   Pitney Bowes A500 Postage Scale (LEASED)                   10414
    1                   Speedex Key Maker Machine                                  W12F
    1                   Premier Paper Cutter                                       11-302
    1                   Cosco 2 Step Stool
    1                   Heavy Duty Hole Puncher
    1                   36x49 Fabric Bulletin Board                                2946U
    1                   Dell Optiplex GX 1 computer (Irrigation System)            AB32-870200154
    1                   UPS Minuteman                                              37172-8CA-0633
    1                   Dell Keyboard  (Irrigation System)                         8963354
    1                   Dell 14" Color Monitor  (Irrigation System)                9905060005
    1                   Patton Electronics Short Range Modem  (Irrigation System)  ZL0018CZ REV A HK195 01
    2                   Harmon/Kardon Multimedia Speakers
    1                   Mitel SX2000 Phone System
    1                   24 x 30 CPI "Topping Out" Framed Picture

    1                   IS Spy Camera
    1                   Digital Camera
    2                   Plan Holder flat 5 drawer blue print cabinet               DM/SPQ/S/N/16U
    1                   Dedicated Micros 16 Channel Color                          7575-7F
    1                   Pelco Sequential switcher                                  A2TH00156
    1                   Panasonic AG-6030 VCR                                      51017
    1                   Digi-Spec Video Motion Detector                            MB63510015
    1                   19" Panasonic Color Video Monitor                          083088
    1                   Kinyo Video VHS Rewinder                                   .
    1                   Kimball Mahogany desk
    1                   4 Shelf Oak Bookcase
    1                   Kimball Mahogany Credenza
    2                   Black planter
    1                   Burgundy Cloth Ex. Chair
    1                   Black wood and cushion chair                               K12023910
    1                   Cannon typewriter (Supply Room)                            B2B5B0GCPJP4N2
    1                   NMB Tech. Key Board                                        1700796TA
    1                   NEC Color Monitor
    1                   Scanner
    1                   Wood Printer stand                                         HP 5EOADZG3G08E
    1                   CPU
    1                   4 Drawer lateral file cabinets
    1                   3 Drawer lateral file cabinets
    2                   5 Drawer lateral file cabinets
    1                   Secretarial chair black leather
    1                   Round oak table with two oak cloth chairs
    1                   Chrome planter
    1                   Cubicle desk with 2 file cabinets                          02011
    1                   Electric stapler                                           0D084192
    1                   Sharp Calculator                                           0350654YA
    1                   NEC Color Monitor                                          B13990WHCIXODH
    1                   Keyboard                                                   S9577206
    1                   Mouse                                                      JPBK025544
    1                   HP Laser Jet 1200 Printer                                  3872C784
    1                   CPU
    1                   5 Drawer lateral file cabinet
    1                   Cubical desk
    1                   Black leather chair                                        1284-8
    1                   HP Printer 962C
    1                   CPU                                                        0350656YA
    1                   NEC Color Monitor                                          21770272
    1                   Keyboard                                                   1088888
    1                   Mouse
    1                   Tx. Inst. Calculator
    1                   24"x36" cloth board                                        4120-269
    1                   Mahogany 3 shelf bookcase
    1                   Oak planter                                                4120-236

    1                   Kimball Mahogany left return desk
    1                   Chrome Planter                                             4120-235
    1                   Ex. Black leather chair                                    MX83621892
    1                   HP Color monitor                                           USKC042079
    1                   HP laser jet 5 printer                                     KTEAB12911
    1                   Mli699 Speakers                                            S48
    1                   Mouse                                                      US84010774
    1                   HP PC                                                      4120-180
    1                   Patton Heater
    1                   Computer table
    1                   Oak chair with cloth fabric                                T15650
    1                   10 key calculator                                          703030
    1                   Panasonic electric pencil sharpener                        4120-051
    1                   Mahogany 3 shelf bookcase
    2                   Chairs with wood/cloth fabric                              4120-089
    1                   Kimball mahogany desk
    1                   Kimball mahogany credenza                                  1202980YE
    1                   NEC color monitor                                          4120-044
    1                   Ex. Black leather chair                                    1EEE1284-B
    1                   HP 950C printer                                            32660651
    1                   Keyboard                                                   2360657
    1                   Mouse                                                      6021-DGT2 A017
    1                   PC
    1                   Holmes Heater
    1                   Tree picture
    1                   Bulletin Board
    1                   Blackberry                                                 5E0ADZG3G08E
    1                   PC
    1                   Bulletin Board                                             MY4164MO98
    1                   HP 5650 printer                                            1702828YE
    1                   NEC 17" Monitor                                            SK2850C
    1                   Keyboard                                                   JNZ201213
    1                   Mouse                                                      4120-049
    1                   36x72 mahogany desk                                        4120-050
    1                   Mahogany credenza                                          4120-092
    1                   Gray Cloth Ex. Chair                                       4120-132
    2                   Kimball side chair w/black wood and blue fabric
    1                   16" chrome planter
    1                   Mahogany 3 shelf bookcase
    1                   32x34 framed Indian artwork                                4120-048
    1                   Glass Chrome Table (round)
    1                   17 x 20 framed photo of 2300 building                      4120-073 & 74
    2                   Chairs                                                     6032 DYSZ L-13
    1                   PC                                                         B21AUOFGAJL8SY
    1                   Keyboard                                                   F22420C5BJ60E2E
    1                   Mouse                                                       CNBRG32781
    1                   HP 1200 Laser Printer                                      6x26kn8z-v02j

    1                   NEC 17" Monitor                                            U56577J1640102
    1                   Brother Fax Machine
    1                   12" Ceramic Burgundy Planter                               SG75FF30MG
    1                   HP Office Jet fax machine                                  21NJ29E7EKHN
    1                   US Robotics 33.6 fax modem
    1                   Gray Cloth Ex. Chair                                       4120-072
    1                   Round black wood side table                                4120-184
    1                   Pedestal table with green marble top                       4120-185
    1                   39x46 Framed leaf picture                                  4120-186
    1                   39x46 framed woods picture
    4                   Chrome plant woks                                          4120-035
    1                   Mahogany credenza                                          4120-034
    1                   36X72 Mahogany desk with right return
    1                   18" Chrome Planter                                         4120-264
    1                   36x72 "L" shape Kimball mahogany desk                      4120-265
    1                   Kimball mahogany credenza                                  S00555462H
    1                   Kimball Mahogany desk hutch                                S0052404134
    1                   Mahogany 3 shelf bookcase
    1                   Mahogany 2 drawer lateral file
    1                   18" Chrome Planter                                         71161108
    1                   Keyboard                                                   04912715
    1                   Mouse                                                      FX32344
    1                   Laptop by IBM 17" Screen                                   191258-B22
    1                   Port for laptop                                            2.1.2.17
    1                   Blackberry /Wireless handheld and charger
    1                   33 X 41 quilted framed art                                 4120-174
    1                   Vecta black leather Executive chair                        4120-46&47
    2                   Side chairs with black wood and blue fabric                4120-048
    1                   Wooden/Marble top table

                        CONFERENCE ROOM                                            4120-027
    1                   Black TV Stand w/Glass doors
    1                   40 x 60 Photograph of 2300 Building
    1                   Egan Visual Cherry Wood Wall Mount Board                   4120-063
    1                   42 x 96 Mahogany Conference table                          4120-064-69
    6                   Wilkhahn Black Leather chair                               4120-062
    1                   Mahogany TV stand w/cabinet                                3 SB01650111
    1                   Quasar 19" TV w/VCR & remote                               15-1834
    1                   Radio Shack Color 210 Antenna
    1                   14" Chrome Planter
    1                   18" Chrome planter
    1                   10" Safeco black & chrome trash can                        4120-095
    1                   15" ceramic planter in back office
    2                   Side Chairs from Janine's office

                        SUPPLY ROOM
    1                   Palm V (Issued to Rhonda - in supply room)

    3                   Witches
                        Plant replacement
    1                   Easter Rabbit
                        Award Plaques
                        Books
    1                   Label Maker
    1                   Laminator
   12                   Desk Sets (tape dispensers, staplers, file trays, etc.)
                        NOTE:
                        Pagers are leased, radios (communication), (4) FCC
                        License agreements (3) for radio communication, one for
                        irrigation system).
 1150                   Doughnut Boxes
   2                    Blankets
   2                    Rolls of Christmas Paper
  10                    Marble Frames

                                   EXHIBIT "C"

                          LIST OF COMMISSION AGREEMENTS

2300 Windy Ridge Parkway:

1. Letter agreement between Wildwood Associates, as Owner, and Flagship Group, Inc., as Broker, dated June 13, 1995, fully executed on June 16, 1995, regarding Office Depot, Inc., as Tenant.

2. Letter agreement between Wildwood Associates, as Owner, and The Miller-Richmond Company, as Broker, dated September 7, 1994, as revised April 3, 1995, fully executed on April 24, 1995, regarding Federal Home Loan Mortgage Corporation, as Tenant.

3. Commission Agreement between Wildwood Associates, as Landlord, and AFCO Realty, L.L.C., as Broker, dated September 11, 2003 regarding Assignment of Lease and First Amendment to Lease dated July 31, 2003, between Tenant and Frederick Abeles, D.D.S., P.C., as Tenant.

4. Commission Agreement between Wildwood Associates, as Lessor, and Cushman & Wakefield of Georgia, Inc., as Broker, dated April 25, 1995, fully executed on May 1, 1995, regarding Computer Associates International, Inc., as Tenant.

5. Letter agreement between Wildwood Associates, as Owner, and CK-Atlanta Office Management, Inc. (Childress Klein Properties), dated February 8, 1993, revised February 25, 1993 regarding Stanley D. Lindsey & Associates, Ltd., as Tenant.

6. Letter agreement between Wildwood Associates, as Landlord, and The Galbreath Company, now known as AFCO Realty Services, LLC, as Broker, dated May 4, 1995 and letter dated May 23, 1997, regarding Life Office Management Association, Inc., as Tenant.

7. Letter agreement between Wildwood Associates, as Owner, and Insignia/ESG, as Broker, dated June 29, 2001 regarding Manhattan Associates, Inc., as Tenant.

8. Commission Agreement between Wildwood Associates, as Landlord, and The Fulton Group, Inc., as Broker, dated January 25, 1995 regarding U.S.A. Food Corporation, a/k/a Cafe 2300, as Tenant.

9. Letter agreement between Wildwood Associates, as Owner, and J.P. Associates, as Broker, dated June 5, 1996, fully executed on June 7, 1996, regarding Financial Service Corporation, as Tenant.

10. Letter agreement between Wildwood Associates, as Owner, and Advantis, as Broker, dated May 8, 2001 regarding Scientific Research Corporation, as Tenant.

11. Commission Agreement between Wildwood Associates, as Owner, and Carter & Associates, as Broker, dated June 8, 1998, fully executed on July 17, 1998, regarding The Profit Recovery Group International I, Inc., as Tenant.

12. Commission Agreement between Wildwood Associates, as Owner, and Cushman & Wakefield of Georgia, Inc., as Broker, dated February 27, 2001 regarding International Paper Company, as Tenant.

13. Commission Agreement between Wildwood Associates, as Landlord, and The T.J. Wesley Co., Inc. d/b/a The Wesley Company, as Broker, dated October 6, 2003 regarding Citigroup Global Markets Inc., as Tenant.

2401 Windy Ridge Parkway:

      None

3050 Windy Hill Road:

      None

3175 Windy Hill Road:

      None

3200 Windy Hill Road:

1. Letter agreement between Wildwood Associates, as Owner, and Carter & Associates, L.L.C., as Broker, dated March 10, 2003 regarding Coca-Cola Enterprises Inc., Coca-Cola Bottlers Sales & Service Company and the CBS Joint Venture, as Tenant.

2. Commission Agreement between Wildwood Associates, as Landlord, and Tipps Realty Services, LLC, as Broker, dated on or about April 25, 2003 (undated) regarding Alliance Data Systems Corporation, as Tenant.

3. Letter agreement between Wildwood Associates, as Owner, and Jones Lang LaSalle Financial & Corporate Services, Inc., as Broker, dated March 31, 1999, as revised April 14, 1999 regarding PricewaterhouseCoopers, LLP, as Tenant.

4. Commission Agreement between Wildwood Associates, as Landlord, and Carter & Associates, as Broker, dated February 28, 2003 regarding Envision Communications, Inc., as Tenant (currently Educational Concepts Group, Inc.).

5. Letter agreement between Wildwood Associates, as Owner, and Julien J. Studley, Inc., as Broker, dated October 17, 2001 regarding W. H. Smith, Inc., as Tenant.

6. Commission Agreement between Wildwood Associates, as Landlord, and Cushman & Wakefield of Georgia, Inc., as Broker, dated May 10, 2004, related to General Electric Company, as Tenant, as affected by letter from General Electric Company and Cushman

      & Wakefield of Georgia, Inc. to Cousins Properties Incorporated dated May 12, 2004, and response letter from Cousins Properties Incorporated dated May 21, 2004.

1547 Powers Ferry Road:

1. Leasing Commission Agreement between Wildwood Office Park, Inc., as Lessor, and Brannen Goddard Company, as Broker, dated March 1, 1985 regarding First Georgia Bank of Cobb County (now known as Wachovia Bank, N.A.), as Lessee.

1927 Powers Ferry Road:

      None

1931 Powers Ferry Road:

      None

1935 Powers Ferry Road:

1. Letter agreement between Wildwood Associates, as Owner, and Foremark, Ltd., as Broker, dated July 31, 2002 regarding Famous Daves Ribs, Inc.

1945 Powers Ferry Road:

      None

                                   EXHIBIT "D"

                            FORM OF ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (the "Agreement"), made and entered into this _____ day of __________, 2004, by and among 2300 WINDY RIDGE PARWAY INVESTORS LLC, a Delaware limited liability company (hereinafter referred to as "Purchaser"), WILDWOOD ASSOCIATES, a Georgia general partnership ("Associates" or "Seller") whose sole general partners are Cousins Properties Incorporated, a Georgia corporation, and International Business Machines Corporation, a New York corporation, and FIRST AMERICAN TITLE INSURANCE COMPANY (hereinafter referred to as "Escrow Agent").

                              W I T N E S S E T H:

      WHEREAS, Purchaser and Seller have entered into that certain Purchase and Sale Agreement fully executed August ___, 2004 (hereinafter referred to as the "Contract"); and

      WHEREAS, Section 2.4(a) of said Contract provides for Purchaser's payment to Escrow Agent, contemporaneously with Purchaser's execution and delivery of the Contract to Seller, of One Million and No/100 Dollars ($1,000,000.00) as Initial Earnest Money (as defined in the Contract) to be held and applied by said Escrow Agent in accordance with this Agreement; and

      WHEREAS, Section 2.4(b) of the Contract provides for Purchaser's payment to Escrow Agent, no later than the expiration of the "Inspection Period" (as defined in the Contract) of certain additional sums as the Additional Earnest Money (as defined in the Contract); and

      WHEREAS, the parties hereto desire to set forth the terms and conditions of Escrow Agent's holding, investment and disbursement of the Escrow Funds (as hereinafter defined).

      NOW, THEREFORE, for and in consideration of the agreements set forth in the Contract and the mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Escrow Agent does hereby acknowledge receipt of a check or wire transfer, payable to the order of Escrow Agent, in the amount of One Million and No/100 Dollars ($1,000,000.00) as the Initial Earnest Money (as defined in the Contract). Said Initial Earnest Money, together with any Additional Earnest Money actually deposited by Purchaser with Escrow Agent pursuant to the terms of the Contract, all interest and other income earned on the Initial Earnest Money, any Additional Earnest Money and interest thereon being herein referred to as the "Escrow Funds". Escrow Agent hereby agrees to hold, administer, and disburse the Escrow Funds pursuant to this Agreement and the Contract. Escrow Agent shall invest the Escrow Funds in a money market account with a national banking association or other bank acceptable to Seller and Purchaser in the Atlanta, Georgia metropolitan area. All interest or other income shall be earned for the account of Purchaser and shall be held, invested and disbursed as a part of the Escrow Funds hereunder. Purchaser's Federal Identification Number for purposes of this Agreement is _____________. Escrow Agent's fee, if any, for services rendered hereunder shall be paid one-half (1/2) by Purchaser and one-half (1/2) by Seller.

      2. At such time as Escrow Agent receives written notice from either Purchaser or Seller, or both, setting forth the identity of the party to whom such Escrow Funds (or portions thereof) are to be disbursed and further setting forth the specific section or paragraph of the Contract pursuant to which the disbursement of such Escrow Funds (or portions thereof) is being requested, Escrow Agent shall disburse such Escrow Funds pursuant to such notice; provided, however, that if such notice is given by either Purchaser or Seller but not both, Escrow Agent shall (i) promptly notify the other party (either Purchaser or Seller, as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such Escrow Funds for a period of ten (10) days after receipt of such notice of disbursement and if Escrow Agent receives written notice from either Purchaser or Seller within said ten
(10) day period which notice countermands the earlier notice of disbursement, then Escrow Agent shall withhold such disbursement until both Purchaser and Seller can agree upon a disbursement of such Escrow Funds. Purchaser and Seller hereby agree to send to the other, pursuant to Paragraph 6 below, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement.

      3. In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default, gross negligence, fraud or breach of trust, and it shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

      4. Notwithstanding the provisions of Paragraph 2 above, in the event of a dispute between Purchaser and Seller sufficient in the sole discretion of Escrow Agent to justify its doing so or in the event that Escrow Agent has not disbursed the Escrow Funds on or before the date which is six (6) months from the date hereof, Escrow Agent shall be entitled to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction, together with such legal pleadings as it may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof.

      5. Purchaser and Seller hereby agree to indemnify and hold Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including, without limitation, reasonable costs of investigation and legal counsel fees, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties hereunder, including, without limitation, any litigation arising from this Agreement or involving the subject matter hereof.

      6. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand delivery, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

      PURCHASER:        2300 Windy Ridge Parkway Investors LLC
                        c/o UBS Realty Investors LLC
                        Director-Acquisitions
                        242 Trumbull Street
                        Hartford, Connecticut 06103
                        Attention: Michael T. Mistretta, Director-Acquisitions
                        Facsimile: (860) 616-9008

      with copies to:   UBS Realty Investors, LLC
                        242 Trumbull Street
                        Hartford, Connecticut 06103
                        Attention: Anita Hochstein, Counsel
                        Facsimile: (860) 616-9004

                        Sutherland Asbill & Brennan, LLP
                        999 Peachtree Street, N.E.
                        Atlanta, Georgia 30309
                        Attention: Alfred G. Adams, Jr.
                        Facsimile: (404) 853-8806

      SELLER:           Wildwood Associates
                        c/o Cousins Properties Incorporated
                        2500 Windy Ridge Parkway
                        Suite 1600
                        Atlanta, Georgia 30339-5683
                        Attention: Corporate Secretary
                        Facsimile: (770) 857-2360

      and to:           Wildwood Associates
                        c/o International Business Machines Corporation Real Estate Asset Management and Investments IBM Corporate Headquarters
                        New Orchard Road, Mail Drop 215
                        Armonk, New York 10504
                        Attention: Mr. Charles Blowe
                        Facsimile: 914-499-7804

      with a copy to:   Troutman Sanders LLP
                        Suite 5200
                        600 Peachtree Street, N.E.
                        Atlanta, Georgia 30308-2216
                        Attention: John W. Griffin
                        Facsimile: (404) 962-6577

      ESCROW AGENT:     First American Title Insurance Company
                        101 Huntington Avenue F1 13
                        Boston, Massachusetts  02199-7601
                        Attention: ___________________

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile transmission shall be deemed effectively given or received on the first business day after the day of transmission of such notice and confirmation of such transmission.

      7. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, and assigns. Any and all rights granted to any of the parties hereto may be exercised by their agents or personal representatives.

      8.    Time is of the essence of this Agreement.

      9. If proceedings shall be instituted before any court of competent jurisdiction for the resolution of any dispute arising under this Agreement between any parties hereto, then upon final resolution of such dispute, the prevailing party in such dispute shall be promptly paid by the nonprevailing party therein all of such prevailing party's attorneys' fees and expenses, court costs and costs of appeal actually incurred in connection with such proceeding.

      10. This Agreement is governed by and is to be construed under the laws of the State of Georgia and may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement as of the day, month and year first above written.

                                       SELLER:

                                       WILDWOOD ASSOCIATES,
                                       a Georgia general partnership

                                       By: COUSINS PROPERTIES INCORPORATED,
                                           a Georgia corporation,
                                           General Partner

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                       By: INTERNATIONAL BUSINESS
                                           MACHINES CORPORATION,
                                           a New York corporation, General
                                           Partner

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                       PURCHASER:

                                       2300 WINDY RIDGE PARKWAY INVESTORS
                                       LLC, a Delaware limited liability company

                                       By: UBS Realty Investors LLC, a
                                           Massachusetts limited liability
                                           company, its Manager

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                       [Signatures continued on next page]

                    [Signatures continued from previous page]

                                       ESCROW AGENT:

                                       FIRST AMERICAN TITLE INSURANCE
                                       COMPANY

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                   EXHIBIT "E"

                     LIST OF EXISTING ENVIRONMENTAL REPORTS

2300 Windy Ridge Parkway                  Report of Phase I Environmental Site
                                          Assessment dated November 16, 1995,
                                          prepared by LAW Engineering, Inc.

                                          Report of Environmental Evaluation
                                          dated June 23, 1989, prepared by Soil
                                          & Material Engineers.

                                          Report of Phase I Environmental Site
                                          Assessment dated June 30, 2004,
                                          prepared by Nova Engineering and
                                          Environmental, Inc.

2401 Windy Ridge Parkway                  Report of Environmental Evaluation
(National Bank of Commerce)               dated June 23, 1989, by Soil &
(formerly 1929 Powers Ferry Road)         Material Engineers.

                                          Report of Phase I Environmental Site
                                          Assessment dated June 30, 2004,
                                          prepared by Nova Engineering and
                                          Environmental, Inc.

3050 Windy Hill Road (Houston's)          Report of Phase I Environmental Site
                                          Assessment dated June 30, 2004,
                                          prepared by Nova Engineering and
                                          Environmental, Inc.

3175 Windy Hill Road (Bright Horizons)    Report of Phase I Environmental Site
                                          Assessment dated June 30, 2004,
                                          prepared by Nova Engineering and
                                          Environmental, Inc.

3200 Windy Hill Road                      Report of Phase I Environmental Site
                                          Assessment dated June 30, 2004,
                                          prepared by Nova Engineering and
                                          Environmental, Inc.

1547 Powers Ferry Road (Wachovia)         Report of Environmental Evaluation
                                          dated June 23, 1989, prepared by Soil
                                          & Material Engineers.

                                          Report of Phase I Environmental Site
                                          Assessment dated June 30, 2004,
                                          prepared by Nova Engineering and
                                          Environmental, Inc.

1927 Powers Ferry Road (Sal Grasso)       Report of Phase I Environmental Site
                                          Assessment dated June 30, 2004,
                                          prepared by Nova Engineering and
                                          Environmental, Inc.

1931 Powers Ferry Road (La Madeleine)     Report of Phase I Environmental Site
                                          Assessment dated June 30, 2004,
                                          prepared by Nova Engineering and
                                          Environmental, Inc.

1935 Powers Ferry Road (Famous Dave's)    Report of Phase I Environmental Site
                                          Assessment dated June 30, 2004,
                                          prepared by Nova Engineering and
                                          Environmental, Inc.

1945 Powers Ferry Road (TGI Friday's)     Report of Phase I Environmental Site
                                          Assessment dated June 30, 2004,
                                          prepared by Nova Engineering and
                                          Environmental, Inc.

                                   EXHIBIT "F"

                            LIST OF EXISTING SURVEYS

2300 Windy Ridge Parkway:

As-Built Survey of 2300 Windy Ridge Parkway for Wildwood Associates and Metropolitan Life Insurance Company, prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John E. Norton, G.R.L.S. No. 1848, dated October 25, 1995, last revised December 19, 1995.

2401 Windy Ridge Parkway:

Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John E. Norton, G.R.L.S. No. 1848, dated July 15, 2002, revised June 30, 2004.

3050 Windy Hill Road:

Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John E. Norton, G.R.L.S. No. 1848, dated April 22, 2002, revised June 30, 2004.

3175 Windy Hill Road:

Survey of 3175 Windy Hill Road for Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John Evan Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.

3200 Windy Hill Road:

Survey for Teachers Insurance and Annuity Association of America, Wildwood Associates, Chicago Title Insurance Company, Commonwealth Land Title Insurance Company & Lawyers Title Insurance Corporation (2 sheets), prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John E. Norton, Georgia Registered Land Surveyor No. 1848, dated November 7, 1996, last revised July 6, 2004 (as to Sheet 1 of 2) and last revised November 26, 1996 (as to Sheet 2 of 2).

1547 Powers Ferry Road:

Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John E. Norton, G.R.L.S. No. 1848, dated April 22, 2002, revised June 30, 2004.

1927 Powers Ferry Road:

Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John E. Norton, G.R.L.S. No. 1848, dated April 22, 2002, revised June 30, 2004.

1931 Powers Ferry Road:

Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John E. Norton, G.R.L.S. No. 1848, dated April 22, 2002, revised June 30, 2004.

1935 Powers Ferry Road:

Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John E. Norton, G.R.L.S. No. 1848, dated April 22, 2002, revised June 30, 2004.

1945 Powers Ferry Road:

Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., bearing the seal and certification of John E. Norton, G.R.L.S. No. 1848, dated April 22, 2002, revised June 30, 2004.

                                   EXHIBIT "G"

                                 LIST OF LEASES

2300 Windy Ridge Parkway:

1. Lease Agreement between Wildwood Associates, as Landlord, and Aumund Corporation, as Tenant, dated October 8, 2002, as amended by Letter dated November 30, 2002.

2.    Letter of Agreement dated April 1, 1996 between BellSouth
      Telecommunications, Inc. and Cousins Properties Incorporated and Communications Site Access Agreement between Wildwood Associates and Bell South Mobility Inc., dated February 4, 1997.

3. Lease Agreement between Wildwood Associates, as Landlord, and Casablanca Hair d/b/a Boardroom Barbers at Wildwood, as Tenant, dated October 10, 1995, as amended by First Amendment to Lease between the same parties, dated August 25, 2000.

4. Lease Agreement between Wildwood Associates, as Landlord, and Chevron U.S.A. Inc., as Tenant, dated June 15, 1989, as amended by First Amendment to Lease between the same parties, dated as of May 11, 1990; as further amended by Second Amendment to Lease between the same parties, dated as of December 20, 1990; as further amended by Third Amendment to Lease between the same parties, dated as of August 15, 1991; as evidenced by Memorandum of Lease between the same parties, dated August 28, 1992; as further amended by Fourth Amendment to Lease between the same parties, dated as of September 10, 1992; as further amended by Fifth Amendment to Lease between the same parties, dated as of September 30, 1992; as further amended by Sixth Amendment to Lease between the same parties, dated July 29, 1994; as further amended by Seventh Amendment to Lease between the same parties, dated August 31, 1998.

5. Lease Agreement between Wildwood Associates, as Landlord, and Citigroup Global Markets, Inc., as Tenant, dated October 14, 2003.

6. Lease Agreement between Wildwood Associates, as Landlord, and Coca-Cola Enterprises, Inc., as Tenant, dated August 8, 2002.

7. Lease Agreement between Wildwood Associates, as Landlord, and Computer Associates International, Inc., as Tenant, dated May 9, 1988; as amended by First Amendment to Lease between the same parties, dated August 25, 1988; as further amended by Second Amendment to Lease between the same parties, dated January 27, 1989; as further amended by Third Amendment to Lease between the same parties, dated February 16, 1990; as further amended by Fourth Amendment to Lease between the same parties, dated April 27, 1995.

8. Lease Agreement between Wildwood Associates, as Landlord, and Corporate Sports Unlimited, Inc., as Tenant, dated as of February 1, 1993.

9. Retail Area Lease between Wildwood Associates, as Landlord, and Cousins Management, Inc., as Tenant, dated as of July 31, 1989; as amended by First Amendment to Lease between Wildwood Associates, as Landlord, and Cousins Properties Incorporated, successor in interest to Tenant, dated August 31, 1994; as further amended by Second Amendment to Lease between the same parties, dated as of September 21, 1995; as further amended by Third Amendment to Lease between the same parties, dated November 28, 2000.

10. Lease Agreement between Wildwood Associates, as Landlord, and Mahesh J. Desai d/b/a VIP Cleaners, as Tenant, dated March 31, 2004, as amended by First Amendment to Lease Agreement dated August 18, 2004.

11. Communications License Agreement between Wildwood Associates, as Licensor, and Cypress Communications, Inc., as Licensee, dated June 21, 2000; as amended by First Amendment to Communications License Agreement between the same parties, dated November 1, 2002.

12. Lease Agreement between Wildwood Associates, as Landlord, and Dr. Frederick Abeles, as Tenant, dated October 14, 1993; as assigned and amended by Assignment of Lease and First Amendment to Lease Agreement among Wildwood Associates, as Landlord, Dr. Frederick Abeles, as Current Tenant, and Frederick Abeles, D.D.S., P.C., as Tenant, dated July 31, 2003.

13. Lease Agreement between Wildwood Associates, as Lessor, and Financial Service Corporation, as Lessee, dated March 29, 1990; as amended by First Amendment to Lease between the same parties, dated October 12, 1990; as further amended by Second Amendment to Lease between the same parties, dated as of June 1, 1991; as further amended by Third Amendment to Lease between the same parties, dated September 30, 1993; as further amended by Fourth Amendment to Lease between the same parties, dated December 22, 1993; as further amended by Letter dated December 28, 1994; as further amended by Fifth Amendment to Lease between the same parties, dated May 31, 1996; as further amended by Sixth Amendment to Lease between the same parties, dated July 15, 1996; as further amended by Seventh Amendment to Lease between the same parties, dated August 19, 1996; as further amended by Eighth Amendment to Lease between the same parties, dated September 30, 1996; as further amended by Ninth Amendment to Lease between the same parties, dated October 29, 1996; as further amended by Tenth Amendment to Lease between the same parties, dated September 15, 1997; as further amended by Eleventh Amendment to Lease between the same parties, dated February 1, 1998; as further amended by Twelfth Amendment to Lease between the same parties, dated May 23, 2000; as further amended by Thirteenth Amendment to Lease between the same parties, dated May 31, 2001.

14. Lease Agreement between Wildwood Associates, as Landlord, and Federal Home Loan Mortgage Corporation, as Tenant, dated April 17, 1995; as amended by Letter Agreement dated December 7, 1995; as further amended by Letter Agreement dated January 18, 1996; as further amended by First Amendment to Lease Agreement between the same parties, dated November 13, 2001; as further amended by Second Amendment to Lease Agreement between the same parties, dated October 8, 2003.

15. Lease Agreement between Wildwood Associates, as Lessor, and Champion International Corporation, as Lessee, dated May 2, 1989; as amended by First Amendment to Lease between the same parties, dated March 29, 1996; as further amended by Second Amendment to Lease between the same parties, dated August 25, 1998; as further amended by Third Amendment to Lease between Wildwood Associates, as Lessor, and International Paper Company as successor-in-interest to Tenant, dated February 26, 2001; as further amended by Fourth Amendment to Lease Agreement between the same parties, dated July 14, 2003.

16. Lease Agreement between Wildwood Associates, as Landlord, and Life Office Management Association, Inc., as Tenant, dated April 3, 1995; as amended by Agreement between the same parties, dated as of April 3, 1995; as further amended by First Amendment to Lease Agreement between the same parties, dated November 10, 1997.

17. Lease Agreement between Wildwood Associates, as Landlord, and Manhattan Associates, LLC, as Tenant, dated June 25, 2001; as further amended by First Amendment to Lease Agreement between the same parties, dated June 10, 2002 as affected by Supplemental Notice dated August 8, 2003.

18. Telecommunications License Agreement between Wildwood Associates, as Licensor, and MCI Metro Access Transmission Services, Inc., as Licensee, dated as of May 10, 1995; as amended by First Amendment to Telecommunications License Agreement between the same parties, dated September 13, 2000.

19. Lease Agreement between Wildwood Associates, as Landlord, and Office Depot, Inc., as Tenant, dated September 26, 1995; as amended by Letter dated September 8, 1995; as further amended by Letters dated March 7, 2000 and March 23, 2000 exercising renewal option.

20. Lease Agreement between Wildwood Associates, as Landlord, and The Profit Recovery Group International I, Inc., as Tenant, dated July 17, 1998.

21. Lease Agreement between Wildwood Associates, as Landlord, and Scientific Research Corporation, as Tenant, dated August 23, 2001; as amended by First Amendment to Lease Agreement between the same parties, dated March 19, 2003.

22. Lease Agreement between Wildwood Associates, as Lessor, and Stanley D. Lindsey & Associates, Ltd., as Lessee, dated March 29, 1993; as amended by First Amendment to Lease between the same parties, dated March 15, 1994; as further amended by Letter dated December 28, 1994; as further amended by Second Amendment to Lease between the same parties, dated January 31, 1996; as further amended by Third Amendment to Lease Agreement between the same parties, dated February 24, 2003.

23. Standard Form ATM Lease between Wildwood Associates, as Landlord, and SunTrust Bank, Atlanta, as Tenant, dated April 27, 1998; as amended by Letter Agreement dated February 16, 2000; as further amended by Letter Agreement dated February 15, 2002; as further amended by First Amendment to Lease between the same parties, dated February 23, 2004.

24. Communications Building Access Agreement between Wildwood Associates, as Landlord, and Teleport Communications, Inc., as User, dated as of September 20, 2000; as further amended by Confirmation Notice dated November 6, 2000.

25. Specialty License Agreement between Wildwood Associates, as Licensor, and Thomas Strickland, as Licensee, dated as of April 11, 2002.

26. Lease Agreement between Wildwood Associates, as Landlord, and U.S.A. Food Corporation, as Tenant, dated January 25, 1995; as amended by First Amendment to Lease between the same parties, dated July 31, 1998; as assigned by Assignment and Assumption of Lease Agreement among Wildwood Associates, as Landlord, U.S.A. Food Corporation, as Assignor, and K & Lee Family, Inc., as Assignee, dated May 31, 2003, effective May 31, 2003.

27. Drop Box Agreement between Wildwood Associates and Airborne Express dated April 26, 1993.

28. Federal Express Placement Agreement between Wildwood Associates and Federal Express Corporation dated April 19, 2002, as amended by FedEx Placement Agreement and Supplier Profile letter dated June 15, 2004.

29. Information Service Agreement dated May 21, 2001, between Captivate Network, Inc. and Wildwood Associates for the building commonly known as 2300 Windy Ridge Parkway, Atlanta, Georgia (10 elevators), as amended by letter agreement dated August 9, 2004.

3050 Windy Hill Road

1. Ground Lease between Wildwood Associates, as Landlord, and Houston's Restaurants, Inc., as Tenant, dated July 9, 1992; as evidenced by Memorandum of Lease between the same parties, dated as of July 9, 1992, filed for record September 11, 1992, recorded in Deed Book 6839, page 252, Cobb County, Georgia records; as amended by First Amendment to Ground Lease between the same parties, dated as of July 31, 1992; as further amended by Second Amendment to Ground Lease between the same parties, dated May 31, 1993; as further amended by Third Amendment to Ground Lease between the same parties, dated July 15, 1993; as affected by Letter Agreement between the same parties, dated September 2, 1993; as affected by Quitclaim Deed dated August 18, 1995; as amended by letter from Landlord dated January 18, 1995; as further amended by Fourth Amendment to Ground Lease between the same parties, dated as of October 13, 1998.

3175 Windy Hill Road:

1. Lease between Wildwood Associates, as Landlord, and Bright Horizons Children's Centers, Inc., as Tenant, dated April 30, 1993; as evidenced by Memorandum of Lease between the same parties dated May 20, 1993, recorded in Deed Book 7464, page 51, Cobb County, Georgia records; as amended by Agreement regarding terms of Lease undated; as amended by First Amendment to Lease between the same parties, dated May 20, 1993; as affected by Disclosure Statement among Landlord, Tenant and AFCO Realty Associates, Inc., dated November 19, 1993; as affected by Letter from Landlord, dated January 18, 1995; as further amended by Second Amendment to Lease Agreement between the same parties, dated September 12, 2000.

3200 Windy Hill Road:

1. Lease Agreement between Wildwood Associates, as Landlord, and ADS Alliance Data Systems, Inc., as Tenant, dated April 25, 2003.

2. Lease Agreement between Wildwood Associates, as Landlord, and Coca-Cola Bottlers Sales & Service Company, LLC, as Tenant, and Coca-Cola Enterprises, Inc. ("CCE"), dated March 31, 2003; as amended by Agreement Regarding Lease Termination and Replacement Lease among Landlord, Tenant and Coca-Cola Enterprises, Inc., dated as of March 31, 2003; as affected by Lease Agreement between Wildwood Associates, as Landlord, and Coca-Cola Enterprises, Inc., as Tenant, dated March 31, 2003, as amended by Supplemental Notice from Landlord dated November 21, 2003.

3. Lease Agreement between Wildwood Associates, as Landlord, and Coca-Cola Enterprises, Inc., dated March 31, 2003; as amended by First Amendment to Lease Agreement between the same parties, dated June 23, 2003; as further amended by Second Amendment to Lease Agreement between the same parties, dated as of March 1, 2004.

4. Lease Agreement between Wildwood Associates, as Landlord, and Coca-Cola Enterprises, Inc., as Tenant, dated March 31, 2003, as further amended by Supplemental Notice from Landlord, dated May 19, 2003; as further amended by Letter Agreement between the same parties, dated September 30, 2003; as further amended by Letter Agreement between the same parties dated January 30, 2004.

5. Communications License Agreement between Wildwood Associates, as Licensor, and Cypress Communications, Inc., as Licensee, dated June 21, 2000; as amended by First Amendment to Communications License Agreement between the same parties, dated November 1, 2002.

6. Lease Agreement between Wildwood Associates, as Landlord, and Mahesh J. Desai d/b/a VIP Cleaners, dated March 31, 2004, as amended by First Amendment to Lease Agreement dated August 18, 2004.

7. Lease Agreement between Wildwood Associates, as Landlord, and Envision Communications, Inc., as Tenant, dated February 27, 2003; as amended by Indemnity Agreement Related to Tenant Finish Work between the same parties, dated February 6, 2003; as further amended by First Amendment to Lease Agreement between the same parties, dated September 4, 2003; as affected by letter from Landlord dated August 12,

      2003; as further amended by Supplemental Notice from Landlord, dated August 13, 2003; as affected by letter from Tenant dated February 15, 2004; as further amended by Second Amendment to Lease Agreement between the same parties, dated March 24, 2004; as partially assigned by Tenant to Educational Concepts Group, Inc. by Assignment and Assumption of Lease Agreement dated March 24, 2004.

8. Lease Agreement between Wildwood Associates, as Landlord, and General Electric Company, as Tenant, dated April 6, 2004, as affected by letter from General Electric Company to Wildwood Associates, dated July 29, 2004.

9. Lease between Wildwood Associates, as Landlord, and International Business Machines Corporation, as Tenant, dated as of December 18, 1989; as amended by Supplemental Agreement between the same parties, dated as of December 18, 1989; as further amended by First Amendment to Lease between the same parties, dated as of August 31, 1990; as further amended by Third Amendment to Lease between the same parties, dated as of October 10, 1991; as amended by letter from Landlord dated December 27, 1994; as further amended by Fourth Amendment to Lease between the same parties, dated as of May 10, 1995; as affected by letter from Tenant dated June 26, 1995; as further amended by Fifth Amendment to Lease between the same parties, dated as of August 23, 1995; as affected by Sublease between Tenant, as Sublessor, and Technology Solutions Company, as Subtenant, dated as of October 1, 1995 with Consent to Sublease by Landlord, dated October 25, 1995; as further amended by Sixth Amendment to Lease between the same parties, dated as of October 31, 1996; as amended by Letter from Tenant, dated September 22, 1997; as further amended by Seventh Amendment to Lease between the same parties, dated as of December 15, 2000; as amended by Letter from Tenant, dated September 20, 2002; as affected by Sublease between Tenant, as Sublessor, and Pricewaterhousecoopers LLP, as Sublessee, dated as of October 1, 2002 with Consent and Agreement among Landlord, Sublessee and Tenant, dated December 12, 2002 as affected by Assignment and Assumption Agreement between Sublessee and PwCC LP dated as of October 1, 2002; as further amended by Eighth Amendment to Lease between Landlord and Tenant, dated February 27, 2003; as further amended by Ninth Amendment to Lease between the same parties, dated as of March 3, 2003; as further amended by Tenth Amendment to Lease between the same parties, dated as of April 1, 2003; as further amended by Eleventh Amendment to Lease between the same parties, dated as of April 4, 2003; as further amended by Twelfth Amendment to Lease between the same parties, dated as of April 7, 2003; as further amended by Thirteenth Amendment to Lease between the same parties, dated as of June 30, 2003; as further amended by Fourteenth Amendment to Lease between the same parties, dated as of July 28, 2003; as affected by Letter from Tenant, dated August 8, 2003; as affected by Letter from Tenant dated October 7, 2003; as affected by Letter from Tenant dated October 28, 2003; as further amended by Fifteenth Amendment to Lease between the same parties, dated March 1, 2004; as further amended by Sixteenth Amendment to Lease between the same parties, dated as of March 30, 2004; as further amended by Seventeenth Amendment to Lease between the same parties, dated as of April 27, 2004.

10. Lease Agreement between Wildwood Associates, as Landlord, and Price Waterhouse, as Tenant, dated November 30, 1992; as amended by First Amendment to Lease between the same parties, dated April 10, 1998; as further amended by Second Amendment to Lease between Landlord and PricewaterhouseCoopers, LLP, successor in interest to Tenant, dated as of August 12, 1999; as amended by Supplemental Notice between the same parties, dated January 5, 2000; as further amended by Third Amendment to Lease between the same parties, dated April 1, 2000; as affected by Sublease between International Business Machines Corporation, as Sublessor, and Pricewaterhousecoopers LLP, as Sublessee, dated as of October 1, 2002 with Consent and Agreement among Landlord, Sublessee and Tenant, dated December 12, 2002 as affected by Assignment and Assumption Agreement between Sublessee and PwCC LP dated as of October 1, 2002, as further amended by Letter from Tenant, dated October 7, 2003; as further amended by letter from Tenant dated October 28, 2003; as affected by Termination Agreement dated February 23, 2004.

11. Telecommunications License Agreement between Wildwood Associates, as Licensor, and Metrex Corporation d/b/a Metropolitan Fiber Systems of Atlanta, Inc., as Licensee, dated as of January 9, 1995; as amended by First Amendment to Telecommunications License Agreement between the same parties, dated December 6, 2000.

12. Lease Agreement between Wildwood Associates, as Landlord, and Thomas C. Lim, d/b/a Plaza Newstand, as Tenant, dated May 18, 2004.

13. Communications Site Access Agreement between Wildwood Associates and Radscan of Atlanta, Inc. d/b/a/ AlarmNet, as User, dated November 1, 1996.

14. Communications Site Access Agreement between Wildwood Associates, as Owner, and Southern Communications Services, Inc., as User, dated as of June 13, 1996, as affected by Renewal Letter from Tenant dated December 19, 2001.

15. Communications Building Access Agreement between Wildwood Associates, as Landlord, and Teleport Communications Atlanta, Inc., as User, dated as of September 20, 2000; as affected by Confirmation Notice from Landlord dated November 1, 2000.

16. Lease Agreement between Wildwood Associates, as Landlord, and W. H. Smith Inc., dated May 25, 1992; as affected by undated Supplemental Notice from Landlord; as affected by Letter from Landlord, dated July 28, 1992; as further affected by Letter from Landlord, dated November 24, 1992; as further affected by Letter from Landlord dated February 24, 1993; as further affected by Letter from Landlord, dated June 15, 1993; as further affected by Letter from Landlord, dated August 20, 1993; as amended by First Amendment to Lease between Landlord and Tenant, dated October 26, 1993; as affected by Letter from Landlord, dated July 1, 1994; as affected by Letter from Tenant, dated September 26, 1994; as further amended by Second Amendment to Lease between Landlord and Tenant, dated September 30, 1994; as affected by Letter from Landlord dated December 21, 1994; as further amended by Third Amendment to Lease between Landlord and Tenant, dated October 5, 2000; as further amended by Fourth Amendment to Lease between the same parties, dated August 31, 2001.

17. Lease Agreement between Wildwood Associates, as Landlord, and YHS, Inc. d/b/a Wildwood Cafe, as Tenant, dated April 6, 2004.

18. Letter Center Agreement between Wildwood Associates and United Parcel Service, Inc., dated effective January 1, 2004.

19. Information Service Agreement dated June 6, 2001, between Captivate Network, Inc. and Wildwood Associates for the building commonly known as 3200 Windy Hill Road, Atlanta, Georgia (12 elevators), as amended by letter agreement dated August 9, 2004.

1931 Powers Ferry Road:

1. Lease between Wildwood Associates, as Landlord, and La Madeleine of Georgia, Inc., as Tenant, dated March 7, 1996; as amended by Addendum to Lease between the same parties, dated March 7, 1996; as further amended by Supplemental Agreement undated; as evidenced by Short Form of Lease between the same parties, dated as of March 7, 1996; as further amended by First Amendment to Lease between the same parties, effective March 7, 1996; as further amended by Second Amendment to Lease between the same parties, dated December 10, 1996; as further amended by Third Amendment to Lease between the same parties, dated July 30, 1998.

1935 Powers Ferry Road:

1. Lease Agreement between Wildwood Associates, as Landlord, and Famous Dave's Ribs, Inc., as Tenant, dated October 1, 2002; as amended by Letter Agreement between the same parties, dated December 12, 2002; as amended by Supplemental Agreement between the same parties, dated December 30, 2002; as affected by Sublease Agreement between Tenant and Famous Ribs of Marietta, LLC, as Sublessee, dated as of September 19, 2003, with Consent to Sublease among Landlord, Tenant and Sublessee, dated October 27, 2003.

1945 Powers Ferry Road:

1. Lease between Wildwood Office Park, Inc., as Landlord, and TGI Friday's Inc., as Tenant, dated December 20, 1983; as evidenced by a Memorandum of Lease between the same parties, dated as of March 13, 1984, recorded in Deed Book 3056, page 304, Cobb County, Georgia Records, as amended by First Amendment to Lease between the same parties, dated March 14, 1984; as further amended by Second Amendment to Lease between the same parties, dated June 19, 1984; as further amended by Third Amendment to Lease between the same parties, dated as of September 17, 1984; as further evidenced by Revised and Supplemental Memorandum of Lease between the same parties dated October 3, 1984, recorded in Deed Book 3284, page 242, Cobb County, Georgia records; as affected by letter from Landlord dated January 18, 1995; as amended by letter agreement between the same parties dated September 17, 1999; as affected by Quitclaim Deed dated July 31, 1998; as further amended by Fourth Amendment to Lease between Wildwood Associates, successor to Landlord, and Tenant, dated as of July 31, 1998; as affected by Letter from Tenant dated May 26, 2004.

                                   EXHIBIT "H"

                             LIST OF LOAN DOCUMENTS

2300 Windy Ridge Parkway:

      None

2401 Windy Ridge Parkway:

      None

3050 Windy Hill Road:

      None

3175 Windy Hill Road:

      None

3200 Windy Hill Road:

The Teachers Insurance and Annuity Association of American ("TIAA") Loan
Documents:

1. Promissory Note from Wildwood Associates ("WA") to TIAA dated December 16, 1996 in the original principal amount of $70,000,000.00; as amended by First Amendment to Promissory Note between WA and TIAA dated May 22, 1997.

2. Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement between WA and TIAA dated December 16, 1996, recorded in Deed Book 10049, Page 446, Cobb County, Georgia Records.

3. Assignment of Leases and Rents between WA and TIAA dated December 16, 1996, recorded in Deed Book 10049, Page 516, aforesaid records.

4. UCC Financing Statement showing WA, as debtor, and TIAA, as secured party, bearing File No. 033199617331, filed in the Central Indexing Records of Cobb County, Georgia.

5. UCC-2 Notice Filing for UCC Real Estate Related Collateral showing WA, as debtor, and TIAA, as secured party, filed in Deed Book 10049, Page 538, aforesaid records.

6. Environmental Indemnity by Cousins Properties Incorporated ("CPI") and International Business Machines Corporation ("IBM") in favor of TIAA, dated as of December 16, 1996.

7. Equifax Lease Parking Indemnity by CPI and IBM in favor of TIAA, dated December 16, 1996.

8. Lease Brokerage Indemnity by CPI and IBM in favor of TIAA, dated as of December 16, 1996.

9. Owner's Affidavit by Peter A. Tartikoff, Senior Vice President of CPI, managing general partner of WA, dated December 16, 1996.

10. Certificate of WA, dated December 16, 1996 regarding foreign status and FEI Number.

11.   Letter from WA dated November 18, 1996 certifying rent roll.

12. Subordination, Non-Disturbance and Attornment Agreement between TIAA and IBM, dated as of December 18, 1996, recorded in Deed Book 10073, Page 327, aforesaid records.

1547 Powers Ferry Road:

      None

1927 Powers Ferry Road:

      None

1931 Powers Ferry Road:

      None

1935 Powers Ferry Road:

      None

1945 Powers Ferry Road:

      None

                                   EXHIBIT "I"

                                TITLE EXCEPTIONS

2300 WINDY RIDGE PARKWAY

1.    State and county ad valorem taxes subsequent to the year 2003.

2. Master Declaration of Covenants and Cross Easements for Wildwood Office Park by Cousins Properties Incorporated, a Georgia corporation, and by Wildwood Associates, a Georgia general partnership comprised of International Business Machines Corporation and Cousins Properties Incorporated, dated as of January 23, 1991, recorded in Deed Book 5992, page 430, in the Office of the Clerk of the Superior Court of Cobb County, Georgia; as affected by Quitclaim Deed between Cousins Properties Incorporated and Wildwood Associates, dated January 29, 1991, recorded in Deed Book 5996, page 123, aforesaid records; as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

3. General utility easement in favor of Georgia Power Company from Wadley R. Glenn and Wilbur F. Glenn dated August 12, 1969, filed for record January 21, 1970, recorded in Deed Book 1138, page 286, aforesaid records.

4. Easements reserved in Warranty Deed from Lenox Peachtree Incorporated to the United States of America dated December 19, 1979, recorded in Deed Book 2125, page 448, aforesaid records, as amended by Easement Modification Agreement dated September 16, 1982, recorded in Deed Book 2591, page 353, aforesaid records, as further amended by Easement Modification Agreement dated November 28, 1983, recorded in Deed Book 2949, page 52, aforesaid records, as further amended by Easement Modification Agreement dated February 20, 1987, recorded in Deed Book 4367, page 98, aforesaid records.

5. Easement from Wildwood Office Park, Inc. to Georgia Power Company dated June 22, 1983, filed for record December 8, 1983, recorded in Deed Book 2960, page 393, aforesaid records.

6. General utility easement between Wildwood Associates, a joint venture of IBM Corporation and Wildwood Office Park, Inc., and Georgia Power Company, dated October 13, 1986, recorded in Deed Book 4202, page 467, Cobb County, Georgia records.

7. Declaration and Grant of Easements between Wildwood Associates, a Georgia general partnership, and Wildwood Office Park, Inc., dated May 29, 1986, recorded in Deed Book 3953, page 164, aforesaid records.

8. Declaration and Grant of Easements between Cousins Properties Incorporated and Wildwood Associates dated August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

9. Permanent Sidewalk Easement between Wildwood Associates and Cobb County, Georgia, dated March 12, 1998, recorded in Deed Book 11206, page 321, aforesaid records.

10.   Rights of tenants in possession of the subject property, as tenants only.

11. Plat of as-built survey prepared for Wildwood Associates and Metropolitan Life Insurance Company by John E. Norton, Georgia Registered Land Surveyor No. 1848, Engineering & Inspection Systems, Inc., dated October 25, 1995, last revised December 19, 1995, reveals the following:

      (a) drainage structures crossing from subject property into the rights-of-way of Windy Ridge Parkway and Windy Hill Road;

      (b) water meter box located partially on subject property and partially within the right-of-way of Windy Ridge Parkway;

      (c) retention area and dam located partially on subject property and partially on property adjoining to the east (being the facilities installed pursuant to the instrument identified in Item 3 hereinabove); and

      (d) building setback lines of 50 feet along Windy Hill Road, 40 feet along Windy Ridge Parkway, 30 feet along the eastern boundary of subject property, and 10 feet along the northern boundary of subject property.

2401 WINDY RIDGE PARKWAY

1.    All State and County ad valorem taxes subsequent to the year 2003.

2. Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

3.    Right-of-Way Easements in favor of Colonial Pipeline Company, as follows:

      (a) from Wadley R. Glenn and Wilbur F. Glenn, dated January 9, 1963, recorded in Deed Book 689, page 233, aforesaid records; and

      (b) from Lenox Peachtree Incorporated, dated October 27, 1978, recorded in Deed Book 2084, page 376, aforesaid records.

4. Easement Agreement from Wildwood Office Park, Inc. to Atlanta Gas Light Company, dated September 15, 1983, recorded in Deed Book 2884, page 300, aforesaid records.

5. Easements for utility facilities, if any, installed pursuant to general utility easements in favor of Georgia Power Company, as follows:

      (a) from Wadley R. Glenn and Wilbur F. Glenn, dated August 12, 1969, filed for record January 21, 1970, recorded in Deed Book 1138, page 286, aforesaid records;

      (b) from Wildwood Associates dated April 7, 1987, filed for record May 5, 1987, recorded in Deed Book 4452, page 301, aforesaid records; and

      (c) from Cousins Properties Incorporated, dated June 15, 1988, recorded in Deed Book 5101, page 417, aforesaid records.

6. Permit for Anchors and Wires from Oraeiun Munn Wynne and The Fulton National Bank of Atlanta, as Trustees under Trust Agreement dated March 31, 1975 and recorded in Cobb County Records, to Georgia Power Company, dated July 10, 1978, filed for record November 30, 1978, recorded in Deed Book 1950, page 409, aforesaid records.

7. Easement for relocation of right of way in favor of Georgia Power Company from Lenox Peachtree Incorporated, dated July 20, 1978, filed for record November 30, 1978, recorded in Deed Book 1950, page 413, aforesaid records.

8. Declaration and Grant of Easements between Wildwood Associates and Wildwood Office Park, Inc., dated May 29, 1986, filed for record May 29, 1986, recorded in Deed Book 3953, page 164, aforesaid records.

9. Easement between Wildwood Associates and Wildwood Office Park, Inc., dated May 29, 1986, recorded in Deed Book 3953, page 204, aforesaid records.

10. Easement from Cousins Properties Incorporated to Wildwood Associates dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5424, page 543, aforesaid records.

11. Transmission line easement to Georgia Power Company, recorded in Deed Book 5169, page 3, and page 8, aforesaid records.

12. Permanent drainage easement set forth in Right-of-Way Deed from Wildwood Associates, a Georgia general partnership, to Cobb County, Georgia, dated October 23, 1998, recorded in Deed Book 11893, page 10, aforesaid records.

13. Easement Agreement between Wildwood Associates and Georgia Power Company dated October 6, 1999, filed for record December 22, 1999, recorded in Deed Book 13174, page 524, aforesaid records.

14. Rights of the tenant, as tenant only, in possession of the subject property.

15. Those matters depicted on plat of survey of the subject property prepared for Cousins Properties Incorporated and Wildwood Associates by Engineering and Inspection Systems, Inc., dated July 15, 2002, last revised June 30, 2004.

3050 WINDY HILL ROAD

1.    All State and County ad valorem taxes subsequent to the year 2003.

2. Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

3. Water Line Easement from Wildwood Office Park, Inc. to Cobb County, Georgia, dated November 28, 1983, filed for record November 28, 1983, recorded in Deed Book 2949, page 48, aforesaid records.

4. Right-of-Way Easement from Wildwood Office Park, Inc. to Southern Bell Telephone and Telegraph Company, dated July 18, 1983, filed for record October 6, 1983, recorded in Deed Book 2902, page 174, aforesaid records.

5. Easement Agreement from Lenox Peachtree Incorporated to Parkside Office Park, Ltd., a Georgia limited partnership, dated October 31, 1979, filed for record November 2, 1979, recorded in Deed Book 2102, page 302, aforesaid records.

6. Easements for utility facilities, if any, installed pursuant to general utility easements in favor of Georgia Power Company as follows:

      (a) from Wadley R. Glenn and Wilbur F. Glenn, dated August 12, 1969, filed for record January 21, 1970, recorded in Deed Book 1138, page 286, aforesaid records;

      (b) from Lenox Peachtree Incorporated, dated July 20, 1978, filed for record November 30, 1978, recorded in Deed Book 1950, page 413, aforesaid records;

      (c) from Wildwood Office Park, Inc., dated June 22, 1983, filed for record December 8, 1983, recorded in Deed Book 2960, page 393, aforesaid records;

      (d) from Cousins Properties Incorporated, dated June 15, 1988, filed for record October 6, 1988, recorded in Deed Book 5101, page 417, aforesaid records, for Terrell Mill - Winterthur Transmission Line; and

      (e) from Wildwood Associates, dated October 6, 1999, filed for record December 22, 1999, recorded in Deed Book 13174, page 487, aforesaid records.

7. Memorandum of Lease from Wildwood Office Park, Inc. to TGI Friday's Inc., dated March 13, 1984, filed for record March 20, 1984, recorded in Deed Book 3056, page 304, aforesaid records; and Revised and Supplemental Memorandum of Lease between the same parties, dated October 3, 1984, filed for record October 12, 1984, recorded in Deed Book 3284, page 242, aforesaid records. (Note: The Property is included as part of the "Development" as described in the aforesaid Memorandum of Lease and Supplemental Memorandum of Lease, and this exception is limited to the rights granted to the tenant under Section 2.02 and 7.01 of the lease between Wildwood Office Park, Inc. and TGI Friday's Inc. dated December 20, 1983, which provide in relevant part as follows:

            [Section 2.02] "Throughout the Demised Term, Tenant and its suppliers, employees, agents, customers, contractors, business invitees, subtenants, licensees and concessionaries shall have (a) the nonexclusive right to use the accessways within the Development in common with Landlord and other tenants of the Development . . ."

            [Section 7.01] "Landlord shall not permit any movie theatre or bowling alley use or any use inconsistent with the customary character of a first-class retail shopping center or office park (such as, without limitation, a 'sex', 'head' and 'pawn' shop use) in the Development during the Demised Term except Landlord may permit a movie theatre use in the Development so long as Landlord provides ample parking for such theatre to ensure that the patrons of such theatre shall not use the parking areas on the Demised Premises and provided that such theatre does not show "X-rated" (or similar adult-only rating established by the motion picture industry) movies."

8. Easement from Cousins Properties Incorporated to Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5424, page 543, aforesaid records.

9. Declaration and Grant of Easements from Cousins Properties Incorporated to Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

10. Transmission line easement to Georgia Power Company, recorded in Deed Book 5169, page 3, and page 8, aforesaid records.

11. Drainage Easement in favor of Cobb County, Georgia conveyed by Right-of-Way Deed from Wildwood Associates to Cobb County, Georgia, dated October 23, 1998, filed for record November 16, 1998, recorded in Deed Book 11893, page 42, aforesaid records.

12. Memorandum of Lease between Wildwood Associates and Houstons Restaurants, Inc., dated July 9, 1992, filed for record September 11, 1992, recorded in Deed Book 6839, page 252, aforesaid records.

13. Those matters depicted on plat of survey of the subject property prepared for Cousins Properties Incorporated and Wildwood Associates by Engineering and Inspection Systems, Inc., dated April 22, 2002, last revised June 30, 2004.

3175 WINDY HILL ROAD

1.    All State and County ad valorem taxes subsequent to the year 2003.

2. Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

3. Sewer easement reserved in Warranty Deed from Lenox Peachtree Incorporated to United States of America, dated December 19, 1979, recorded in Deed Book 2125, page 448, aforesaid records, as modified by Easement Modification Agreement dated September 16, 1982, recorded in Deed Book 2591, page 353, aforesaid records, as further modified by Easement Modification Agreement dated November 28, 1983, recorded in Deed Book 2949, page 52, aforesaid records, as further modified by Easement Modification Agreement dated February 20, 1987, recorded in Deed Book 4367, page 98, aforesaid records.

4. The terms of Paragraph 4 of Easement Agreement among O'Neill Enterprises, Inc., The Griffin Company, The Powers Ridge Office Park Condominium Association, Inc., and River Properties Incorporated, dated March 1, 1984, recorded in Deed Book 3130, page 48, aforesaid records.

5. Memorandum of Lease between Wildwood Associates and Bright Horizons Children's Centers, Inc., dated May 20, 1993, recorded in Deed Book 7464, page 51, aforesaid records.

6. Such state of facts as are revealed by plat of survey of subject property prepared for Wildwood Associates by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.

3200 WINDY HILL ROAD

1.    All State and County ad valorem taxes subsequent to the year 2003.

2. Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

3. Declaration of Covenants and Cross-Easements for Wildwood Plaza by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 501, aforesaid records, as amended by First Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza between Cousins Properties Incorporated and Wildwood Associates, dated January 25, 1991, recorded in Deed Book 5994, page 402, aforesaid records, as further amended by Second Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated February 28, 1996, recorded in Deed Book 9441, page 371, aforesaid records, as further amended by Third Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated April 8, 1996, recorded in Deed Book 9558, page 241, aforesaid records, as further amended by Fourth Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated December 13, 2000, recorded in Deed Book 13316, page 3859, aforesaid records, and as further amended by Fifth Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated June 3, 2004, recorded in Deed Book 13988, page 829, aforesaid records.

4. Sewer Easement reserved in Warranty Deed from River Properties, Incorporated to United States of America, dated December 19, 1979, recorded in Deed Book 2125, page 446, aforesaid records.

5. Easements reserved in Warranty Deed from Lenox Peachtree Incorporated to the United States of America dated December 19, 1979, recorded in Deed Book 2125, page 448, aforesaid records, as amended by Easement Modification Agreement dated September 16, 1982, recorded in Deed Book 2591, page 353, aforesaid records, as further amended by Easement Modification Agreement dated November 28, 1983, recorded in Deed Book 2949, page 52, aforesaid records, as further amended by Easement Modification Agreement dated February 20, 1987, recorded in Deed Book 4367, page 98, aforesaid records.

6. Easements reserved in Limited Warranty Deed from Cousins Properties Incorporated to Wildwood Associates, dated January 24, 1991, recorded in Deed Book 5993, page 8, aforesaid records.

7. Easement Agreement between Cousins Properties Incorporated and Southern Bell Telephone and Telegraph Company, dated November 30, 1990, recorded in Deed Book 6024, page 224, aforesaid records, as amended by First Amendment dated April 30, 1991, recorded in Deed Book 6144, page 335, aforesaid records.

8. Easement Agreement between Wildwood Associates and Southern Bell Telephone and Telegraph Company, dated April 30, 1991, recorded in Deed Book 6144, page 339, aforesaid records.

9. Declaration of Covenants between River Properties Incorporated and Terrell-Mill Estates-Old Mill Trace Homeowners Association, Inc., dated December 5, 1979, recorded in Deed Book 2118, page 574, aforesaid records. (Affects Parcel B)

10. Declaration of Covenants between River Properties Incorporated and Valencia Hills Condominium Association, Inc., dated January 25, 1980, recorded in Deed Book 2146, page 382, aforesaid records. (Affects Parcel
      B)

11. Easement Agreement-Wildwood Plaza between Cousins Properties Incorporated, Wildwood Associates and Georgia Power Company, dated April 7, 1992, recorded in Deed Book 6651, page 445, aforesaid records.

12. Unrecorded Easement Agreement between Cousins Properties Incorporated and Southern Bell Telephone and Telegraph Company, dated May 22, 1992.

13. Such state of facts as are revealed by plat of survey of subject property prepared for Teachers Insurance and Annuity Association of America, Wildwood Associates and Chicago Title Insurance Company by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated November 7, 1996, last revised July 6, 2004 (as to Sheet 1 of 2) and last revised November 26, 1996 (as to Sheet 2 of 2).

14. Easement from Cousins Properties Incorporated and Wildwood Associates to Georgia Power Company dated July 26, 2000, filed for record October 4, 2000, recorded in Deed Book 13297, page 5998, aforesaid records.

15.   Rights of tenants, as tenants only, in possession of subject property.

16. Deed to Secure Debt, Assignment and Security Agreement between Wildwood Associates, a Georgia general partnership, and Teachers Insurance and Annuity Association of America, a New York corporation, dated December 16, 1996, recorded in Deed Book 10049, page 441, aforesaid records.

17. Assignment of Leases and Rents between Wildwood Associates, a Georgia general partnership, and Teachers Insurance and Annuity Association of America, a New York corporation, dated December 16, 1996, filed for record December 16, 1996 at 2:15 p.m., recorded in Deed Book 10049, page 516, aforesaid records.

18. UCC2 Notice Filing for UCC Real Estate Related Collateral between Wildwood Associates, a Georgia general partnership, Debtor, and Teachers Insurance and Annuity Association of America, a New York corporation, filed for record December 16, 1996 at 2:15 p.m., recorded in Deed Book 10049, page 538, aforesaid records.

19. UCC1 Financing Statement No. 033199617331 between Wildwood Associates, a Georgia general partnership, Debtor, and Teachers Insurance and Annuity Association of America, a New York corporation, Secured Party, filed for record December 16, 1996 at 2:16 p.m. in the central filing system for UCC Financing Statements for the State of Georgia.

20. Subordination, Non-Disturbance and Attornment Agreement between Teachers Insurance and Annuity Association of America, a New York corporation (Lender), and International Business Machines Corporation, a New York corporation (Tenant) dated December 18, 1996, filed for record December 30, 1996 at 9:14 o'clock a.m., recorded in Deed Book 10073, page 327, aforesaid records.

1547 POWERS FERRY ROAD

1.    All State and County ad valorem taxes subsequent to the year 2003.

2. Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

3. Easements from Mrs. Frank O'Bryan to Georgia Power Company, each dated August 11, 1969, recorded in Deed Book 1138, page 287, and Deed Book 1138, page 288, aforesaid records.

4. Unrecorded Ground Lease between Wildwood Office Park, Inc. and First Georgia Bank of Cobb County, dated February 27, 1985.

5. Express Grant of Subsurface Sewer Easement between Wildwood Associates and Cobb County dated September 27, 2001, recorded in Deed Book 13493, page 3485, aforesaid records.

6. Transmission Line Easement from Cousins Properties Incorporated to Georgia Power Company, dated July 28, 1988, filed for record October 6, 1988, recorded in Deed Book 5101, page 421, aforesaid records.

7. Easement Agreement between Cousins Properties Incorporated and Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 13, aforesaid records.

8. Easement for Terrill Mill-Smyrna Junction Transmission Line in favor of Georgia Power Company from Wildwood Associates, a Georgia general partnership composed of Cousins Properties Incorporated and International Business Machines Corporation (fee owner) and First Union National Bank of Georgia (holder of leasehold interest), dated July 1988, filed for record October 31, 1988, recorded in Deed Book 5130, page 125, aforesaid records, rerecorded in Deed Book 5418, page 264, aforesaid records.

9. Easement and Maintenance Agreement between Valencia Hills Condominium Associates, Inc., as Grantor, and Wildwood Office Park, Inc., as Grantee, dated July 26, 1985, recorded in Deed Book 3585, page 469, aforesaid records.

10. Permanent drainage easement set forth in Right-of-Way Deed from Wildwood Associates, a Georgia general partnership, to Cobb County, Georgia, dated October 23, 1998, recorded in Deed Book 11893, page 83, aforesaid records.

11. Easement Agreement between Wildwood Associates and Municipal Electric Authority of Georgia dated March 11, 1999, recorded in Deed Book 12416, page 226, aforesaid records.

12. Those matters depicted on plat of survey of the subject property prepared for Cousins Properties Incorporated and Wildwood Associates by Engineering and Inspection Systems, Inc., dated April 22, 2002, last revised June 30, 2004.

1927 POWERS FERRY ROAD

1.    All State and County ad valorem taxes subsequent to the year 2003.

2. Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

3. Right-of-Way Easement from Wildwood Office Park, Inc. to Southern Bell Telephone and Telegraph Company, dated July 18, 1983, filed for record October 6, 1983, recorded in Deed Book 2902, page 174, aforesaid records.

4. Easements in favor of Georgia Power Company created by the following instruments:

      (a) from Wadley R. Glenn and Wilbur F. Glenn, dated August 12, 1969, filed for record January 21, 1970, recorded in Deed Book 1138, page 286, aforesaid records;

      (b) from Lenox Peachtree Incorporated, dated July 20, 1978, filed for record November 30, 1978, recorded in Deed Book 1950, page 413, aforesaid records;

      (c) from Wildwood Office Park, Inc., dated June 22, 1983, filed for record December 8, 1983, recorded in Deed Book 2960, page 393, aforesaid records; and

      (d) from Cousins Properties Incorporated, dated June 15, 1988, filed for record October 6, 1988, recorded in Deed Book 5101, page 417, aforesaid records, for Terrell Mill - Winterthur Transmission Line.

5. Transmission line easement to Georgia Power Company, recorded in Deed Book 5169, page 3, and page 8, aforesaid records.

6. Memorandum of Lease from Wildwood Office Park, Inc. to TGI Friday's Inc., dated March 13, 1984, filed for record March 20, 1984, recorded in Deed Book 3056, page 304, aforesaid records; and Revised and Supplemental Memorandum of Lease between the same parties, dated October 3, 1984, filed for record October 12, 1984, recorded in Deed Book 3284, page 242, aforesaid records. (Note: The Property is included as part of the

      "Development" as described in the aforesaid Memorandum of Lease and Supplemental Memorandum of Lease, and this exception is limited to the rights granted to the tenant under Section 2.02 and 7.01 of the lease between Wildwood Office Park, Inc. and TGI Friday's Inc. dated December 20, 1983, which provide in relevant part as follows:

            [Section 2.02] "Throughout the Demised Term, Tenant and its suppliers, employees, agents, customers, contractors, business invitees, subtenants, licensees and concessionaries shall have (a) the nonexclusive right to use the accessways within the Development in common with Landlord and other tenants of the Development . . ."

            [Section 7.01] "Landlord shall not permit any movie theatre or bowling alley use or any use inconsistent with the customary character of a first-class retail shopping center or office park (such as, without limitation, a 'sex', 'head' and 'pawn' shop use) in the Development during the Demised Term except Landlord may permit a movie theatre use in the Development so long as Landlord provides ample parking for such theatre to ensure that the patrons of such theatre shall not use the parking areas on the Demised Premises and provided that such theatre does not show "X-rated" (or similar adult-only rating established by the motion picture industry) movies."

7. Easement from Cousins Properties Incorporated to Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5424, page 543, aforesaid records.

8. Declaration and Grant of Easements from Cousins Properties Incorporated to Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

9. Access, ingress and egress easement contained in Limited Warranty Deed from Wildwood Office Park, Inc. to International Business Machines Corporation dated May 30, 1985, recorded in Deed Book 3515, page 521, aforesaid records; and Limited Warranty Deed from Wildwood Office Park, Inc. to Wildwood Associates dated May 30, 1985, recorded in Deed Book 3516, page 13, aforesaid records; as expanded by Easement Agreement between Wildwood Associates and Wildwood Office Park, Inc. dated May 29, 1986, recorded in Deed Book 3953, page 209, aforesaid records.

10. Easement Agreement between Wildwood Associates and BellSouth Telecommunications, Inc., dated July 12, 1993, filed for record October 12, 1993, recorded in Deed Book 7683, page 235, aforesaid records.

11. Judgment of Court in Civil Action File No. 99-1-2162-99, dated April 22, 1999, filed for record April 27, 1999, recorded in Deed Book 12432, page 475, aforesaid records.

12. Easement Agreement between Wildwood Associates and Georgia Power Company dated October 6, 1999, filed for record December 22, 1999, recorded in Deed Book 13174, page 499, aforesaid records.

13. Those matters depicted on plat of survey of the subject property prepared for Cousins Properties Incorporated and Wildwood Associates by Engineering and Inspection Systems, Inc., dated April 22, 2002, last revised June 30, 2004.

14. Short Form Lease between Wildwood Associates and California Pizza Kitchen, Inc., filed for record October 11, 1994, recorded in Deed Book 8528, page 120, aforesaid records.

15. Rights of the tenant, as tenant only, in possession of the subject property.

1931 POWERS FERRY ROAD

1.    All State and County ad valorem taxes subsequent to the year 2003.

2. Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

3. Easements in favor of Georgia Power Company created by the following instruments:

      (a) from Wadley R. Glenn and Wilbur F. Glenn, dated August 12, 1969, filed for record January 21, 1970, recorded in Deed Book 1138, page 286, aforesaid records;

      (b) from Lenox Peachtree Incorporated, dated July 20, 1978, filed for record November 30, 1978, recorded in Deed Book 1950, page 413, aforesaid records; and

      (c) from Cousins Properties Incorporated, dated June 15, 1988, filed for record October 6, 1988, recorded in Deed Book 5101, page 417, aforesaid records, for Terrell Mill - Winterthur Transmission Line.

4. Memorandum of Lease from Wildwood Office Park, Inc. to TGI Friday's Inc., dated March 13, 1984, filed for record March 20, 1984, recorded in Deed Book 3056, page 304, aforesaid records; and Revised and Supplemental Memorandum of Lease between the same parties, dated October 3, 1984, filed for record October 12, 1984, recorded in Deed Book 3284, page 242, aforesaid records. (Note: The Property is included as part of the "Development" as described in the aforesaid Memorandum of Lease and Supplemental Memorandum of Lease, and this exception is limited to the rights granted to the tenant under Section 2.02 and 7.01 of the lease between Wildwood Office Park, Inc. and TGI Friday's Inc. dated December 20, 1983, which provide in relevant part as follows:

            [Section 2.02] "Throughout the Demised Term, Tenant and its suppliers, employees, agents, customers, contractors, business invitees, subtenants, licensees and concessionaries shall have (a) the nonexclusive right to use the accessways within the Development in common with Landlord and other tenants of the Development . . ."

            [Section 7.01] "Landlord shall not permit any movie theatre or bowling alley use or any use inconsistent with the customary character of a first-class retail shopping center or office park (such as, without limitation, a 'sex', 'head' and 'pawn' shop use) in the Development during the Demised Term except Landlord may permit a movie theatre use in the Development so long as Landlord provides ample parking for such theatre to ensure that the patrons of such theatre shall not use the parking areas on the Demised Premises and provided that such theatre does not show "X-rated" (or similar adult-only rating established by the motion picture industry) movies."

5. Easement from Cousins Properties Incorporated to Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5424, page 543, aforesaid records.

6. Declaration and Grant of Easements from Cousins Properties Incorporated to Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

7. Access, ingress and egress easement contained in Limited Warranty Deed from Wildwood Office Park, Inc. to International Business Machines Corporation dated May 30, 1985, recorded in Deed Book 3515, page 521, aforesaid records; and Limited Warranty Deed from Wildwood Office Park, Inc. to Wildwood Associates dated May 30, 1985, recorded in Deed Book 3516, page 13, aforesaid records; as expanded by Easement Agreement between Wildwood Associates and Wildwood Office Park, Inc., dated May 29, 1986, recorded in Deed Book 3953, page 209, aforesaid records.

8. Transmission line easement to Georgia Power Company, recorded in Deed Book 5169, page 3, and page 8, aforesaid records.

9. Easement Agreement between Wildwood Associates and BellSouth Telecommunications, Inc., dated July 12, 1993, filed for record October 12, 1993, recorded in Deed Book 7683, page 235, aforesaid records.

10. Drainage and guardrail easements in favor of Cobb County, Georgia conveyed by Right-of-Way Deed from Wildwood Associates to Cobb County, Georgia, dated October 23, 1998, filed for record November 16, 1998, recorded in Deed Book 11893, page 31, aforesaid records.

11. Easement Agreement between Wildwood Associates and Georgia Power Company dated October 6, 1999, filed for record December 22, 1999, recorded in Deed Book 13174, page 506, aforesaid records.

12. Those matters depicted on plat of survey of the subject property prepared for Cousins Properties Incorporated and Wildwood Associates by Engineering and Inspection Systems, Inc., dated April 22, 2002, last revised June 30, 2004.

13. Rights of the tenant, as tenant only, in possession of the subject property.

1935 POWERS FERRY ROAD

1.    All State and County ad valorem taxes subsequent to the year 2003.

2. Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

3. Easements in favor of Georgia Power Company created by the following instruments:

      (a) from Wadley R. Glenn and Wilbur F. Glenn, dated August 12, 1969, filed for record January 21, 1970, recorded in Deed Book 1138, page 286, aforesaid records;

      (b) from Lenox Peachtree Incorporated, dated July 20, 1978, filed for record November 30, 1978, recorded in Deed Book 1950, page 413, aforesaid records;

      (c) from Cousins Properties Incorporated, dated June 15, 1988, filed for record October 6, 1988, recorded in Deed Book 5101, page 417, aforesaid records, for Terrell Mill - Winterthur Transmission Line; and

      (d) from Wildwood Associates, dated October 6, 1999, recorded in Deed Book 13174, page 512, aforesaid records.

4. Memorandum of Lease from Wildwood Office Park, Inc. to TGI Friday's Inc., dated March 13, 1984, filed for record March 20, 1984, recorded in Deed Book 3056, page 304, aforesaid records; and Revised and Supplemental Memorandum of Lease between the same parties, dated October 3, 1984, filed for record October 12, 1984, recorded in Deed Book 3284, page 242, aforesaid records. (Note: The Property is included as part of the "Development" as described in the aforesaid Memorandum of Lease and Supplemental Memorandum of Lease, and this exception is limited to the rights granted to the tenant under Section 2.02 and 7.01 of the lease between Wildwood Office Park, Inc. and TGI Friday's Inc. dated December 20, 1983, which provide in relevant part as follows:

            [Section 2.02] "Throughout the Demised Term, Tenant and its suppliers, employees, agents, customers, contractors, business invitees, subtenants, licensees and concessionaries shall have (a) the nonexclusive right to use the accessways within the Development in common with Landlord and other tenants of the Development . . ."

            [Section 7.01] "Landlord shall not permit any movie theatre or bowling alley use or any use inconsistent with the customary character of a first-class retail shopping center or office park (such as, without limitation, a 'sex', 'head' and 'pawn' shop use) in the Development during the Demised Term except Landlord may permit a movie theatre use in the Development so long as Landlord provides ample parking for such theatre to ensure that the patrons of such theatre shall not use the parking areas on the Demised Premises and provided that such theatre does not show "X-rated" (or similar adult-only rating established by the motion picture industry) movies."

5. Transmission line easement to Georgia Power Company, recorded in Deed Book 5169, page 3, and page 8, aforesaid records.

6. Easement from Cousins Properties Incorporated to Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5424, page 543, aforesaid records.

7. Declaration and Grant of Easements from Cousins Properties Incorporated to Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

8. Access, ingress and egress easement contained in Limited Warranty Deed from Wildwood Office Park, Inc. to International Business Machines Corporation dated May 30, 1985, recorded in Deed Book 3515, page 521, aforesaid records; and Limited Warranty Deed from Wildwood Office Park, Inc. to Wildwood Associates dated May 30, 1985, recorded in Deed Book 3516, page 13, aforesaid records; as expanded by Easement Agreement between Wildwood Associates and Wildwood Office Park, Inc., dated May 29, 1986, recorded in Deed Book 3953, page 209, aforesaid records.

9. Easement Agreement between Wildwood Associates and BellSouth Telecommunications, Inc., dated July 12, 1993, filed for record October 12, 1993, recorded in Deed Book 7683, page 235, aforesaid records.

10. Permanent drainage easement set forth in Right-of-Way Deed from Wildwood Associates to Cobb County, Georgia, dated October 23, 1998, filed for record November 16, 1998, recorded in Deed Book 11893, page 21, aforesaid records.

11. Easement from Wildwood Associates to BellSouth Telecommunications, Inc., dated January 14, 2000, recorded in Deed Book 13239, page 1419, aforesaid records.

12. Rights of the tenant, as tenant only, in possession of the subject property.

13. Those matters depicted on plat of survey of the subject property prepared for Cousins Properties Incorporated and Wildwood Associates by Engineering and Inspection Systems, Inc., dated April 22, 2002, last revised June 30, 2004.

1945 POWERS FERRY ROAD

1.    All State and County ad valorem taxes subsequent to the year 2003.

2. Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records.

3. Grant of Easement from Wildwood Office Park, Inc. to Cobb County, Georgia, dated May 17, 1985, filed for record May 22, 1985, recorded in Deed Book 3508, page 334, aforesaid records.

4. Easements for utility facilities, if any, installed pursuant to general utility easements in favor of Georgia Power Company as follows:

      (a) from Wadley R. Glenn and Wilbur F. Glenn, dated August 12, 1969, filed for record January 21, 1970, recorded in Deed Book 1138, page 286, aforesaid records;

      (b) from Lenox Peachtree Incorporated, dated July 20, 1978, filed for record November 30, 1978, recorded in Deed Book 1950, page 413, aforesaid records;

      (c) from Cousins Properties Incorporated, dated June 15, 1988, filed for record October 6, 1988, recorded in Deed Book 5101, page 417, aforesaid records, for Terrell Mill - Winterthur Transmission Line;

      (d) from Wildwood Office Park, Inc., dated May 16, 1984, recorded in Deed Book 3156, page 399, aforesaid records; and

      (e) from Wildwood Office Park, Inc., dated March 28, 1984, recorded in Deed Book 3156, page 402, aforesaid records.

5. Transmission line easement to Georgia Power Company, recorded in Deed Book 5169, page 3, and page 8, aforesaid records.

6. Memorandum of Lease from Wildwood Office Park, Inc. to TGI Friday's Inc., dated March 13, 1984, filed for record March 20, 1984, recorded in Deed Book 3056, page 304, aforesaid records; and Revised and Supplemental Memorandum of Lease between the same parties, dated October 3, 1984, filed for record October 12, 1984, recorded in Deed Book 3284, page 242, aforesaid records.

7. Easement between Wildwood Associates and Wildwood Office Park, Inc., dated May 29, 1986, filed for record May 29, 1986, recorded in Deed Book 3953, page 204, aforesaid records.

8. Easement from Cousins Properties Incorporated to Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5424, page 543, aforesaid records.

9. Declaration and Grant of Easements from Cousins Properties Incorporated to Wildwood Associates, dated August 7, 1989, filed for record August 7, 1989, recorded in Deed Book 5425, page 1, aforesaid records.

10. Access, ingress and egress easement contained in Limited Warranty Deed from Wildwood Office Park, Inc. to International Business Machines Corporation dated May 30, 1985, recorded in Deed Book 3515, page 521, aforesaid records; and Limited Warranty Deed from Wildwood Office Park, Inc. to Wildwood Associates dated May 30, 1985, recorded in Deed Book 3516, page 13, aforesaid records; as expanded by Easement Agreement between Wildwood Associates and Wildwood Office Park, Inc. dated May 29, 1986, recorded in Deed Book 3953, page 209, aforesaid records.

11. Permanent drainage easement set forth in Right-of-Way Deed from Wildwood Associates, a Georgia general partnership, to Cobb County, Georgia, dated October 23, 1998, recorded in Deed Book 11893, page 17, aforesaid records.

12. Easement Agreement between Wildwood Associates and Georgia Power Company dated October 6, 1999, filed for record December 22, 1999, recorded in Deed Book 13174, page 518, aforesaid records.

13. Those matters depicted on plat of survey of the subject property prepared for Cousins Properties Incorporated and Wildwood Associates by Engineering and Inspection Systems, Inc., dated April 22, 2002, last revised June 30, 2004.

                                   EXHIBIT "J"

                               EXCEPTION SCHEDULE

1. Reference is made to the Lease Agreement between Wildwood Associates and International Business Machines Corporation dated as of December 18, 1989, as amended, with respect to premises at 3200 Windy Hill Road (the "3200 IBM Lease"). Pursuant to Article 21 of the 3200 IBM Lease, the tenant has been granted certain rights to purchase 3200 Windy Hill Road, but Article 21 of the 3200 IBM Lease does not apply to any transfer by Wildwood Associates during any period of time that International Business Machines Corporation or any affiliate thereof is the "Landlord" or a partner of Landlord.

2. Reference is made to the 1927 Ground Lease. Pursuant to Section 18.25 of the 1927 Ground Lease, the tenant has been granted certain rights to purchase 1927 Powers Ferry Road, but Section 18.25 of the 1927 Ground Lease does not apply to any sale or transfer made in conjunction with the sale or transfer by the Landlord under the 1927 Ground Lease of Landlord's fee interest in any other real property.

3. W. H. Smith, Inc. is in material default under its Lease with respect to Premises at 3200 Windy Hill Road.

                                   EXHIBIT "K"

                            LIST OF SERVICE CONTRACTS

2300 Windy Ridge Parkway:

1. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and ABR Fire Protection, Inc., as Contractor, dated December 24, 2003 for sprinkler inspection.

2. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and AllGood Services, as Contractor, dated November 19, 2002, as amended by letter dated June 25, 2004 for termite services.

3. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and AllGood Services, as Contractor, dated November 19, 2002, as amended by letter dated June 25, 2004 for pest control services.

4. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Allied International Cleaning Services, Inc., as Contractor, dated as of January 1, 2003, as amended by letter dated May 8, 2003, as further amended by letter dated June 22, 2004 for janitorial service.

5. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and American Office Paper Recycling, as Contractor, dated January 21, 2004 for paper and cardboard recycling.

6. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Arborguard Tree Specialists, as Contractor, dated January 5, 2004 for tree pruning and fertilization.

7. Service Contract between Cousins Properties Incorporated, as Managing Member for Wildwood Associates, Owner, and Barton Protective Services Inc., dated July 15, 2004 for security.

8. Letter Agreement between CFC Refimax LLC and Cousins Properties Incorporated, dated September 22, 2003 for refrigerant banking renewal.

9. Service Contracts between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Cummins South, as Contractor, dated April 1, 2004 for generator service.

10. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, and D. & S. Plants Unlimited, as Contractor, dated August 25, 2003 for Christmas decorations.

11. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and D & S Plants Unlimited, as Contractor, dated December 9, 2002, as amended by memo dated April 23, 2004, for interior plant maintenance and color.

12. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Essex Engineering Corporation, as Contractor, dated November 4, 2001, as amended by Memo dated November 6, 2001 for environmental evaluation.

13. Contract for Fixed Pricing Alternative between Wildwood Associates, as Owner, and Georgia Power Company, effective October 1, 2002 for electric rates, and Master Contract, dated June 1, 1994, for electrical service, and EnerLink Agreement for remote kwh reading, dated December 9, 1997.

14. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, as Owner, and Georgia Trane Service Company, as Contractor, dated December 10, 1997; as amended by Letter dated September 2, 2003 for HVAC maintenance.

15. Service Contract between Cousins Properties Incorporated, Manager for Wildwood Associates, as Owner, and Gibbs Landscape Company, as Contractor, dated January 22, 2002, as amended by Letter dated June 26, 2002, as amended by Letter dated September 15, 2003 for exterior landscape maintenance, pinestraw labor, weed control and seasonal color.

16. Service Agreement between Cousins Properties Incorporated, as Manager for Wildwood Associates, as Owner, and Gibbs Landscape Company dated May 11, 2004 for exterior landscape and seasonal color services.

17. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Mid America Metals, as Contractor, dated April 8, 2004 for architectural metal maintenance.

18. Service Contract between Wildwood Associates, as Owner, and National Elevator Inspection Services, as Contractor, dated January 8, 2002 for elevator inspections.

19. Contract between Wildwood Associates by Cousins Management, Inc., Managing Agent, and Otis Elevator Company dated October 20, 1988, amended by Extended Coverage Maintenance Agreement dated March 29, 1994, as amended by Contract Addendum dated November 21, 1997, as further amended by Contract Addendum dated December 6, 2002, and Letter dated August 5, 2003, for elevator maintenance. (Note: Cousins Management, Inc. National Agreement with Otis Elevator Company effective October 1, 1991, specifies quantity discount for the number of elevators Cousins has under maintenance agreement with Otis.)

20. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Syscon, dated December 17, 2003 for fire alarm system inspection.

21. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Syscon, dated December 17, 2003 for fire alarm system monitoring.

22. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Power Systems Group, Inc., dated June 23, 2003 for sewer credits.

23. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and United Waste Service, Inc., dated December 31, 2003 for trash removal.

24. Service Contract between Valcourt Building Services, Inc., as Contractor, and Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, dated as of January 2, 2003, as amended by Letter dated May 8, 2003 for window cleaning.

25. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, as Owner, and Watt Commercial Sweeping, Incorporated, as Contractor, signed September 17, 1997, as amended by renewal letters dated January 10, 2001, November 14, 2002, and June 23, 2004, for parking lot and deck sweeping.

26. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Williamson Restoration Incorporated, as Contractor, dated December 11, 2003 for wood maintenance.

2401 Windy Ridge Parkway:

      None

3050 Windy Hill Road:

      None

3175 Windy Hill Road:

      None

3200 Windy Hill Road:

1. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and ABR Fire Protection, Inc., as Contractor, dated April 12, 2004 for sprinkler inspection.

2. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and AllGood Services, as Contractor, dated November 19, 2002, as amended by letters dated May 8, 2003 and June 25, 2004 for termite services.

3. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and AllGood Services, as Contractor, dated November 19, 2002, as amended by letter dated June 25, 2004 for pest control services.

4. Service Contract between Allied International Cleaning Services, Inc., as Contractor, and Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, dated as of January 1, 2003, as amended by letters dated May 8, 2003 and June 22, 2004, for janitorial service.

5. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and American Office Paper Recycling, as Contractor, dated January 21, 2004 for paper and cardboard recycling.

6. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Arborguard Tree Specialists, as Contractor, dated January 5, 2004, for tree pruning and fertilization.

7. Service Contract between Cousins Properties Incorporated, as Managing Member for Wildwood Associates, Owner, and Barton Protective Services Inc., dated July 15, 2004 for security.

8. Letter agreement between CFC Refimax LLC and Cousins Properties Incorporated dated September 22, 2003 for refrigerant banking renewal.

9. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Convergint Technologies LLC, dated April 9, 2003, as amended by Addendum dated March 15, 2004, for fire alarm system inspection.

10. Service Contract between Cousins Properties Incorporated, as Owner, and Convergint Technologies, LLC, as Contractor, dated December 23, 2003, for emergency monitoring.

11. Service Contracts between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Cummins South, as Contractor, dated April 1, 2004 for generator service.

12. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, and D. & S. Plants Unlimited, as Contractor, dated August 25, 2003 for Christmas decorations, installation and storage.

13. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and D & S Plants Unlimited, as Contractor, dated December 9, 2002 for interior plant maintenance and color.

14. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Essex Engineering Corporation, as Contractor, dated November 4, 2001, as amended by Memo dated November 6, 2001 for environmental evaluation.

15. Contract for Fixed Pricing Alternative between Wildwood Associates, as Owner, and Georgia Power Company, effective October 1, 2002 for electric rates, and Addendum to Premise Exhibit for Meter Totalization, dated May 1997 for 3200, 4100 and 4300 Buildings and a master contract for Wildwood Associates dated June 1, 1994 for electrical service.

16. Service Contract between Cousins Properties Incorporated, Manager for Wildwood Associates, as Owner, and Georgia Trane Service Company, as Contractor, dated December 10, 1997; as amended by Letter dated September 2, 2003 for HVAC maintenance.

17. Service Contract between Cousins Properties Incorporated, Manager for Wildwood Associates, as Owner, and Gibbs Landscape Company, as Contractor, dated January 22, 2002, as amended by Letter dated June 26, 2002, as further amended by Letter dated September 15, 2003 for exterior landscape maintenance, pinestraw labor, weed control and seasonal color.

18. Service Agreement between Cousins Properties Incorporated, as Manager for Wildwood Associates, as Owner, and Gibbs Landscape Company dated May 11, 2004 for exterior landscape and seasonal color services.

19. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Mid America Metals, as Contractor, dated April 8, 2004 for architectural metal maintenance.

20. Extended Coverage Maintenance Contract between Wildwood Associates by Cousins Management, Inc., Managing Agent, and Otis Elevator Company, dated August 26, 1991, as amended by letter dated September 5, 1991, as amended by Addendum to Contract dated July 20, 1995, as amended by Contract Addendum dated November 21, 1997, further amended by Contract Addendum dated December 6, 2002, and as further amended by Contract Addendum dated January 7, 2004.

21. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Power Systems Group, Inc., dated June 23, 2003 for sewer credits.

22. Service Agreement between Cousins Property Management and Siemens Building Technologies, Inc., dated January 31, 2001 for HVAC controls and technical support program for energy management system.

23. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Siemens Building Technologies, dated January 31, 2002, as amended by letters dated November 5, 2003 and July 16, 2004 for building automation service.

24. Letter Center Agreement between Wildwood Associates and United Parcel Service, Inc., dated effective January 1, 2004 for installation and maintenance of Air Service Letter Center.

25. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and United Waste Service, Inc., dated December 31, 2003 for trash removal.

26. Service Contract between Valcourt Building Services, Inc., as Contractor, and Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, dated as of January 2, 2003, as amended by Letter dated May 8, 2003 for window cleaning.

27. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, as Owner, and Watt Commercial Sweeping, Incorporated, as Contractor, signed February 11, 2001, as amended by renewal letters dated November 14, 2002 and June 23, 2004, for parking lot and deck sweeping.

28. Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Williamson Restoration Incorporated, as Contractor, dated December 11, 2003 for wood maintenance.

Special Services Contracts for 3200 Windy Hill Road:

29. Siemens for IBM - Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Siemens Building Technologies, as Contractor, dated January 31, 2002.

30. Trane for GE - Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Georgia Trane Service Company, as Contractor, dated January 10, 2003.

31. Millicare for GE - Service Contract between Cousins Properties Incorporated, as Manager for Wildwood Associates, Owner, and Millicare Environmental Services, as Contractor, dated January 31, 2002, as amended by letter dated January 5, 2004.

1547 Powers Ferry Road:

        None

1927 Powers Ferry Road:

        None

1931 Powers Ferry Road:

        None

1935 Powers Ferry Road:

        None

1945 Powers Ferry Road:

        None

                                  EXHIBIT "L-1"

                       FORM OF TENANT ESTOPPEL CERTIFICATE

                             _______________, 200__

___________________________________
___________________________________
___________________________________
___________________________________

Wildwood Associates
2500 Windy Ridge Parkway
Suite 1600
Atlanta, Georgia 30339-5683
Attn: Corporate Secretary

        RE: LEASE: LEASE DATED ______________ BETWEEN ____________________,
                   AS ORIGINAL OR SUCCESSOR LANDLORD ("LANDLORD"), AND _________ ("TENANT"), AS THE SAME MAY HAVE BEEN AMENDED (COPY
                   ATTACHED AS EXHIBIT "A")

        PREMISES: ______________________________________________
        COMMENCEMENT DATE:                            _______________
        EXPIRATION DATE:                              _______________
        CURRENT MONTHLY BASE RENT:                    $______________
        CURRENT MONTHLY ADDITIONAL RENT               $______________
        SECURITY DEPOSIT:                             $______________
        MONTHLY BASE RENT PAID THROUGH:               _______________, 200__
        MONTHLY ADDITIONAL RENT PAID THROUGH:         _______________, 200__

Ladies and Gentlemen:

We are the Tenant under the lease described above. We give you this certificate to permit you, your successors or assigns and any mortgagee to rely on it as conclusive evidence of the matters stated below, in evaluating and completing the purchase by you or your assignee of, and a possible loan secured by, the property known as ___________________ in Atlanta, Georgia, which includes the Premises. We certify to you, your successors and assigns and your mortgagee as follows:

1. We are the Tenant at the Premises and, except as may be set forth on Exhibit "B" hereto, are in sole possession of and are occupying the Premises. Except as may be set forth on

      Exhibit "B" hereto, Tenant has not subleased all or any part of the Premises or assigned the Lease, or otherwise transferred its interest in the Lease or the Premises.

2. The attached Lease is currently in effect and constitutes the entire agreement between Landlord and Tenant. The Lease has not been amended, modified, or changed, whether in writing or orally, except as may be stated in the copy of the Lease attached.

3. The Commencement Date and Expiration Date of the term of the Lease are correctly stated above. Tenant has no options or rights and has not exercised any options or rights to renew, extend, amend, modify, or change the term of the Lease, except as may be stated in the copy of the Lease attached.

4. The current monthly Base Rent under the Lease and the current monthly Additional Rent under the Lease are correctly stated above. Monthly Base Rent and monthly Additional Rent have been paid through the respective dates stated above. No rent has been prepaid for more than one month. Tenant has not been given any free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as may be stated in the copy of the Lease attached.

5. Tenant has deposited the Security Deposit stated above with Landlord, and except as may be set forth on Exhibit "B" hereto none of the Security Deposit has been applied by Landlord to the payment of rent or any other amounts due under the Lease.

6. Any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease have been fully completed in accordance with the plans and specifications described in the Lease. There are no unfunded allowances payable to Tenant under the Lease, except as set forth on Exhibit "B" hereto.

7. To Tenant's knowledge, Landlord has fully performed all of its obligations under the Lease and is not in default under any term of the Lease. In addition, to Tenant's knowledge, no circumstances exist under which Landlord may be deemed in default merely upon service of notice or passage of time.

8. Tenant does not currently assert and, to Tenant's knowledge, has no defenses, set-offs, or counterclaims to the payment of rent and all other amounts due from Tenant to Landlord under the Lease.

9. Tenant has not been granted and has not exercised any options or rights of expansion, purchase, or first refusal concerning the Lease or the Premises, except as may be stated in the copy of the Lease attached.

10. Tenant has not filed and is not the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

11. The address for notices to Tenant under the Lease is correctly set forth in the Lease.

12. The person signing this letter on behalf of Tenant is duly authorized to execute and deliver this certificate for and on behalf of the Tenant.

Sincerely,

[NAME OF TENANT]

By:______________________________________
Its:_____________________________________

                                   EXHIBIT "A"

                     COPY OF LEASE AND ALL LEASE AMENDMENTS

                                   EXHIBIT "B"

1. DESCRIPTION OF SUBLEASES AND/OR ASSIGNMENTS OF TENANT'S INTEREST (IF NONE, THEN STATE NONE)

2. AMOUNTS OF THE SECURITY DEPOSIT WHICH HAVE BEEN APPLIED BY LANDLORD (IF NONE, THEN STATE NONE)

3.    UNFUNDED ALLOWANCES PAYABLE TO TENANT UNDER THE LEASE (IF NONE, THEN STATE
      NONE)

                                  EXHIBIT "L-2"

               FORM OF TENANT ESTOPPEL CERTIFICATE (GROUND LEASE)

                             _______________, 200__

___________________________________
___________________________________
___________________________________
___________________________________

Wildwood Associates
2500 Windy Ridge Parkway
Suite 1600
Atlanta, Georgia 30339-5683
Attn: Corporate Secretary

        RE: LEASE: LEASE DATED ______________ BETWEEN ____________________,
                   AS ORIGINAL OR SUCCESSOR LANDLORD ("LANDLORD"), AND __________________________________("TENANT"), AS THE
                   SAME MAY HAVE BEEN AMENDED (COPY ATTACHED AS EXHIBIT "A")

        PREMISES: ______________________________________________
        COMMENCEMENT DATE:
        EXPIRATION DATE:                             _______________
        CURRENT MONTHLY BASE RENT:                   _______________
        CURRENT MONTHLY ADDITIONAL RENT              $______________
        MONTHLY BASE RENT PAID THROUGH:              $______________
        MONTHLY ADDITIONAL RENT PAID THROUGH:        _______________, 200__
                                                     _______________, 200__
Ladies and Gentlemen:

We are the Tenant under the lease described above. We give you this certificate to permit you, your successors or assigns and any mortgagee to rely on it as conclusive evidence of the matters stated below, in evaluating and completing the purchase by you or your assignee of, and a possible loan secured by, the property known as ___________________ in Atlanta, Georgia, which includes the Premises. We certify to you, your successors and assigns and your mortgagee as follows:

1. We are the Tenant at the Premises and, except as may be set forth on Exhibit "B" hereto, are in sole possession of and are occupying the Premises. Except as may be set forth on Exhibit "B" hereto, Tenant has not subleased all or any part of the Premises or assigned the Lease, or otherwise transferred its interest in the Lease or the Premises.

2. The attached Lease is currently in effect and constitutes the entire agreement between Landlord and Tenant. The Lease has not been amended, modified, or changed, whether in writing or orally, except as may be stated in the copy of the Lease attached.

3. The Commencement Date and Expiration Date of the term of the Lease are correctly stated above. Tenant has no options or rights and has not exercised any options or rights to renew, extend, amend, modify, or change the term of the Lease, except as may be stated in the copy of the Lease attached.

4. The current monthly Base Rent under the Lease and the current monthly Additional Rent under the Lease are correctly stated above. Monthly Base Rent and monthly Additional Rent have been paid through the respective dates stated above. No rent has been prepaid for more than one month. Tenant has not been given any free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as may be stated in the copy of the Lease attached.

5. Any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease have been fully completed in accordance with the plans and specifications described in the Lease. There are no unfunded allowances payable to Tenant under the Lease, except as set forth on Exhibit "B" hereto.

6. To Tenant's knowledge, Landlord has fully performed all of its obligations under the Lease and is not in default under any term of the Lease. In addition, to Tenant's knowledge, no circumstances exist under which Landlord may be deemed in default merely upon service of notice or passage of time.

7. Tenant does not currently assert and, to Tenant's knowledge, has no defenses, set-offs, or counterclaims to the payment of rent and all other amounts due from Tenant to Landlord under the Lease.

8. Tenant has not been granted and has not exercised any options or rights of expansion, purchase, or first refusal concerning the Lease or the Premises, except as may be stated in the copy of the Lease attached.

9. Tenant has not filed and is not the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

10.   There is no security deposit under the Lease.

11. The address for notices to Tenant under the Lease is correctly set forth in the Lease.

12. The person signing this letter on behalf of Tenant is duly authorized to execute and deliver this certificate for and on behalf of the Tenant.

Sincerely,

[NAME OF TENANT]

By:______________________________________
Its:_____________________________________

                                   EXHIBIT "A"

                     COPY OF LEASE AND ALL LEASE AMENDMENTS

                                   EXHIBIT "B"

1. DESCRIPTION OF SUBLEASES AND/OR ASSIGNMENTS OF TENANT'S INTEREST (IF NONE, THEN STATE NONE)

2.    UNFUNDED ALLOWANCES PAYABLE TO TENANT UNDER THE LEASE (IF NONE, THEN STATE
      NONE)

                                   EXHIBIT "M"

                     MASTER DECLARATION ESTOPPEL CERTIFICATE

                              _______________, 2004

_______________
_______________
_______________

RE: Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, and as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records (the "Master Declaration")

Ladies and Gentlemen:

      The undersigned, as Declarant under the Master Declaration, hereby certifies the statements set forth below to ______________________ ("Purchaser"), with the understanding that Purchaser is authorized to rely on the statements hereinafter made in connection with the acquisition by Purchaser from Wildwood Associates of that certain improved real property commonly known as 2300 Windy Ridge Parkway, 3050 Windy Hill Road, 3175 Windy Hill Road, 3200 Windy Hill Road, 1931 Powers Ferry Road, 1935 Powers Ferry Road, and 1945 Powers Ferry Road, and the land and the reversionary interest of Wildwood Associates in improvements commonly known as 2401 Windy Ridge Parkway, 1547 Powers Ferry Road, and 1927 Powers Ferry Road. Any term not otherwise defined herein shall have the meaning ascribed to such term in the Master Declaration. Accordingly, the undersigned hereby certifies to Purchaser with respect to the Master Declaration as of the date hereof as follows:

      1. The Master Declaration is unmodified and is in full force and effect as of the date hereof.

      2. Wildwood Associates, as an Owner as defined in the Master Declaration, is not in default under the Master Declaration, and to the best knowledge and belief of the undersigned, no events have occurred or circumstances exist which, but for the giving of notice or the passage of time, or both, would create or constitute an event of default by Wildwood Associates, as Owner, under the Master Declaration.

      3. There are no outstanding liens or unpaid assessments or other amounts under the Master Declaration against 2300 Windy Ridge Parkway, 2401 Windy Ridge Parkway, 3175 Windy Hill Road, 3050 Windy Hill Road, 3200 Windy Hill Road, 1547 Powers Ferry Road, 1927 Powers Ferry Road, 1931 Powers Ferry Road, 1935 Powers Ferry Road, 1945 Powers Ferry Road, or payable by Wildwood Associates, as Owner as defined in the Master Declaration, and to the best knowledge and belief of the undersigned, there are no claims under the Master Declaration which, with the passage of time or the giving of notice or otherwise, could become liens against such properties.

      4. Attached hereto as SCHEDULE "A" are a true and correct copy of the current estimated Shared Costs budget of the calendar year 2004, and true and correct copies of the actual Shared Costs statements for the previous two (2) calendar years. Pursuant to Paragraph 4.2 of the Master Declaration, each Owner (as defined in the Master Declaration) pays to Declarant such Owner's pro rata share of Shared Costs under the Master Declaration. Estimated Shared Costs are paid monthly. The monthly payments of Shared Costs next due the undersigned as Declarant from Wildwood Associates under Paragraph 4.2 of the Master Declaration are set forth on SCHEDULE "A". The amounts, if any, due from Wildwood Associates under Paragraph 7 of the Master Declaration are set forth on SCHEDULE "A".

      5. To the best knowledge and belief of the undersigned, the undersigned, as Declarant under the Master Declaration, is not in default of any of its obligations under the Master Declaration, nor has the undersigned as such Declarant received written notice from any Owner or any other person or entity (including any governmental entity) of any demand, default or claim of nonperformance by the undersigned as such Declarant of its obligations under the Master Declaration.

      This _____ day of __________, 2004.

                             Very truly yours,

                             COUSINS PROPERTIES INCORPORATED

                             By:________________________________________________
                             Name:______________________________________________
                             Its: ______________________________________________

                                         Schedule "A"

                   Budgets and Amounts due from Cousins and from Associates
                       under Paragraphs 4.2 and 7 of Master Declaration

                                   EXHIBIT "N"

                     PLAZA DECLARATION ESTOPPEL CERTIFICATE

                                __________, 2004

_______________________
_______________________
_______________________

RE: Declaration of Covenants and Cross-Easements for Wildwood Plaza by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 501, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza between Cousins Properties Incorporated and Wildwood Associates, dated January 25, 1991, recorded in Deed Book 5994, page 402, aforesaid records, as further amended by Second Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated February 28, 1996, recorded in Deed Book 9441, page 371, aforesaid records, as further amended by Third Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated April 8, 1996, recorded in Deed Book 9558, page 241, aforesaid records, as further amended by Fourth Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated December 13, 2000, recorded in Deed Book 13316, page 3859, aforesaid records, and as further amended by Fifth Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza dated June 3, 2004, recorded in Book 13988, page 829, aforesaid records (the "Plaza Declaration")

Ladies and Gentlemen:

      The undersigned, as Declarant under the Plaza Declaration, hereby certifies the statements set forth below to ______________________ ("Purchaser"), with the understanding that Purchaser is authorized to rely on the statements hereinafter made in connection with the acquisition by Purchaser from Wildwood Associates of that certain improved real property commonly known as 3200 Windy Hill Road. Any term not otherwise defined herein shall have the meaning ascribed to such term in the Plaza Declaration. Accordingly, the undersigned hereby certifies to Purchaser with respect to the Plaza Declaration as of the date hereof as follows:

      1. The Plaza Declaration is unmodified and is in full force and effect as of the date hereof.

      2. Wildwood Associates, as an Owner as defined in the Plaza Declaration, is not in default under the Plaza Declaration, and to the best knowledge and belief of the undersigned, no events have occurred or circumstances exist which, but for the giving of notice or the passage of time, or both, would create or constitute an event of default by Wildwood Associates, as Owner, under the Plaza Declaration.

      3. Wildwood Associates, as Owner of Phase One (as defined in the Plaza Declaration) is currently obligated for 100% of the costs incurred under Paragraphs 4.1, 4.2, 4.3 and 4.4 of the Plaza Declaration.

      4. Pursuant to Paragraph 7 of the Plaza Declaration, there are no outstanding liens in favor of, or unpaid assessments or other amounts due, the undersigned as Declarant under the Plaza Declaration against 3200 Windy Hill Road or payable by Wildwood Associates, as Owner as defined in the Plaza Declaration, and to the best knowledge and belief of the undersigned, there are no claims under the Plaza Declaration which, with the passage of time or the giving of notice or otherwise, could become liens against such property.

      5. No amounts are currently due the undersigned, as Declarant, from Wildwood Associates under Paragraph 7 of the Plaza Declaration.

      6. To the best knowledge and belief of the undersigned, the undersigned, as Declarant under the Plaza Declaration, is not in default of any of its obligations under the Plaza Declaration, nor has the undersigned as such Declarant received written notice from any Owner or any other person or entity (including any governmental entity) of any demand, default or claim of nonperformance by the undersigned as such Declarant of its obligations under the Plaza Declaration.

      This _____ day of __________, 2004.

                             Very truly yours,

                             COUSINS PROPERTIES INCORPORATED

                             By:________________________________________________
                             Name:______________________________________________
                             Its: ______________________________________________

                                   EXHIBIT "O"

                              PROPERTY TAX APPEALS

2004 tax assessment notices for 2300 Windy Ridge Parkway and 3200 Windy Hill Road have been appealed to the Superior Court of Cobb County.

                                   EXHIBIT "P"

             UNPAID TENANT INDUCEMENT COSTS AND LEASING COMMISSIONS

1.    3200 Windy Hill Road; Lease with General Electric Company

      Capitalized terms used in this Paragraph 1 and not otherwise defined in this Agreement shall have the meaning given to such terms in that certain Lease Agreement between Associates and General Electric Company dated as of January 1, 2004 (executed April 6, 2004) for premises located within 3200 Windy Hill Road (the "3200 GE Lease").

      The respective responsibilities of Associates and Purchaser for unfunded Improvement Allowance amounts under the 3200 GE Lease are set forth and described in Exhibit "R" attached to this Agreement.

      Seller and Purchaser acknowledge that Seller, as Landlord under the 3200 GE Lease, has received written notice from General Electric Company notifying Seller that General Electric Company will not be leasing any of the Premises C space. Associates shall retain, and Purchaser shall not assume, the obligations to pay unpaid leasing commission to CWG and Cousins for Premises A and Premises B, comprising an aggregate of 130,693 square feet of Rentable Floor Area (i.e., 80,593 square feet of Rentable Floor Area in Premises A and 50,100 square feet of Rentable Floor Area in Premises B). The leasing commission amounts attributable to the 3200 GE Lease heretofore paid to CWG and Cousins are $444,091.63 and $0.00, respectively. Associates and Purchaser acknowledge that, pursuant to Article 48 of the 3200 GE Lease, upon written request and direction from both Tenant and CWG, any unpaid portion of the commission otherwise payable by Landlord to CWG shall, upon such commission amount becoming due and payable to CWG, (i) be disbursed by Landlord in payment of the cost of the Layout Work, or (ii) be disbursed by Landlord to Tenant's specified vendor(s) providing furniture or equipment for installation within the Demised Premises, or (iii) be applied as a credit to Rent due under the 3200 GE Lease, or (iv) be paid to GE Realty, Inc. Associates agrees that any unpaid portion of the commission payable by Associates to CWG shall be paid by Associates in accordance with the written directions from Tenant and CWG as provided in Article 48 of the 3200 GE Lease, and if Tenant and CWG elect for any portion of such commission payable by Associates to CWG to be applied as a credit to Rent due under the 3200 GE Lease, such commission amount payable by Associates which is to be applied as a credit against Rent shall be paid by Associates to Purchaser.

2.    3200 Windy Hill Road; Lease with W. H. Smith, Inc.

      The unused allowance payable to W. H. Smith, Inc. under its Lease is in the amount of $45,434.00. To date, W. H. Smith has not qualified for payment of this unused allowance amount. Purchaser shall not assume the obligation to pay this unused allowance amount, and Purchaser shall not receive a credit at Closing for all or any portion of this unpaid allowance amount. Instead, if and when W. H. Smith shall qualify for funding or other credit of all or any portion of this unused allowance amount, Associates shall pay the applicable allowance amount to Purchaser for further funding or application as provided in this Lease. The obligation of Associates to fund such unused allowance amount shall survive the Closing for the entire remaining term of this Lease.

3.    2300 Windy Ridge Parkway; Lease with Financial Services Corporation

      There is currently an unfunded improvement allowance in the amount of $32,302.00 available for funding by the Landlord under this Lease. Purchaser shall not assume the obligation to pay this unfunded allowance amount, and Purchaser shall not receive a credit at Closing for all or any portion of this unfunded allowance amount. Instead, if and when Financial Services Corporation shall qualify for funding or other credit of all or any portion of this unfunded allowance amount, Associates shall pay the applicable allowance to Purchaser for further funding or application as provided in this Lease. The obligation of Associates to fund such unfunded allowance amount shall survive the Closing for the entire remaining term of this Lease.

4.    2300 Windy Ridge Parkway; Lease with Scientific Research Corp. ("SRC")

      There is currently an unfunded improvement allowance in the amount of $154,194.00 available for funding by the Landlord under this Lease. Purchaser shall not assume the obligation to pay this unfunded allowance amount, and Purchaser shall not receive a credit at Closing for all or any portion of this unfunded allowance amount. Instead, if and when SRC shall qualify for funding or other credit of all or any portion of this unfunded allowance amount, Associates shall pay the applicable allowance to Purchaser for further funding or application as provided in this Lease. The obligation of Associates to fund such unfunded allowance amount shall survive the Closing for the entire remaining term of this Lease.

5.    2300 Windy Ridge Parkway; Lease with Smith Barney Inc.

      There is currently an unfunded improvement allowance in the amount of $643,685.00 payable under this Lease. This unfunded allowance is payable to Smith Barney Inc. upon receipt from this Tenant of back-up information relating to expenses incurred by this Tenant. If any of such unfunded improvement allowance has not been paid or applied as of the Closing, Purchaser shall assume the obligation to provide the unfunded portion of this improvement allowance as of the Closing, and Purchaser shall receive a credit against the Purchase Price at Closing for the amount of such unpaid allowance.

6.    2300 Windy Ridge Parkway; Lease with Dr. Frederick Abeles

      There is currently an unfunded improvement allowance in the amount of $12,551.00 available for funding by Landlord under this Lease. This Lease requires the improvement allowance to be used for recarpeting and/or repainting the premises and to be funded within forty-five (45) days of receipt of paid invoices submitted by the Tenant under this Lease. This Lease provides that any portion of this improvement allowance as to which the Tenant under this Lease has not qualified for funding by December 1, 2005 shall be forfeited by the Tenant. Purchaser shall not assume the obligation to pay this unfunded allowance amount, and Purchaser shall not receive a credit at Closing for all or any portion of this unfunded allowance amount. Instead, if and when Dr. Abeles shall qualify for funding or other credit of all or any portion of this unfunded allowance, Associates shall pay the applicable allowance to Purchaser for further funding or application as provided in this Lease. The obligation of Associates to fund such unfunded allowance amount shall survive the Closing for the entire remaining term of this Lease.

7.    2300 Windy Ridge Parkway; Lease with Chevron U.S.A. Inc. ("Chevron")

      The Tenant under this Lease currently leases 51,415 square feet of rentable floor area located on the 8th floor of the building through March 31, 2005. Associates and the Tenant under this Lease have been negotiating the terms of a lease proposal pursuant to which (i) Tenant will assign to Landlord the current sublease agreement with Manhattan Associates for Suite 820 consisting of 5,448 square feet of rentable floor area and having a sublease term through March 31, 2005 (Note: effective April 1, 2005, this space is covered under the direct lease between Associates and Manhattan Associates), (ii) Tenant's lease with respect to the remaining space on the 8th floor of the building containing 45,967 square feet of rentable floor area will terminate on November 30, 2004,
(iii) Tenant will lease approximately 11,000 square feet of rentable floor area on the 5th floor of the building commencing on December 1, 2004 at a net annual rental rate of $15.25 per square foot, increasing 3.0% per annum, for a term expiring on November 30, 2010, (iv) Landlord will be obligated to make available to Tenant a tenant improvement allowance with respect to the space leased by the Tenant on the 5th floor of the building in the amount of $15.00 per square foot of rentable floor area, and (v) Landlord will be obligated to pay leasing commissions to the Tenant's broker and to the Landlord's inside leasing agent, Cousins, attributable to the leasing by Tenant of the space on the 5th floor of the building. In the event the lease transactions described in this Paragraph 7 are consummated prior to or within two (2) months after Closing, Purchaser shall assume and be responsible for the payment of the tenant improvement allowance with respect to the space leased by this Tenant on the 5th floor of the building, and Seller shall retain, and Purchaser shall not assume, the obligation to pay the leasing commissions to the Tenant's broker and to Cousins attributable to the leasing by Tenant of up to 11,000 square feet of rentable floor area on the 5th floor of the building for a term commencing no earlier than December 1, 2004 and extending no later than November 30, 2010. The foregoing commission payment obligation of Associates shall survive Closing for a period of two (2) years thereafter.

8. 2300 Windy Ridge Parkway; Lease with Live Office Management Association, Inc. ("LOMA")

      The Tenant under this Lease currently leases 56,652 square feet of rentable floor area located on the 6th floor of the building through October 31, 2005. Associates and the Tenant under this Lease have been negotiating the terms of a lease proposal pursuant to which (i) Tenant will assign to Landlord the current sublease agreement with Manhattan Associates for Suite 685 consisting of 7,028 square feet of rentable floor area and having a sublease term through October 31, 2005 (Note: effective November 1, 2005, this space is covered under the direct lease between Associates and Manhattan Associates); (ii) Tenant's lease with respect to its premises on the 6th floor of the building containing 56,652 square feet of rentable floor area will be amended effective October 31, 2004, (iii) commencing November 1, 2004, Tenant will lease

49,624 square feet of rentable floor area on the 6th floor of the building at a full service rental rate of $20.05 per square foot per year, increasing 3.0% per annum, for a term expiring on November 30, 2015, (iv) the premises on the 6th floor will be leased in "as-is, where-is" condition, and therefore, Landlord will not be obligated to make available to Tenant a tenant improvement allowance, and (v) Landlord will be obligated to pay leasing commissions to the Tenant's broker and to the Landlord's inside leasing agent, Cousins, attributable to the leasing by Tenant of the space on the 6th floor of the building. In the event the lease transactions described in this Paragraph 8 are consummated prior to or within two (2) months after Closing, Purchaser shall assume and be responsible for the payment of the tenant improvement allowance with respect to the space leased by this Tenant on the 6th floor of the building, and Seller shall retain, and Purchaser shall not assume, the obligation to pay the leasing commissions to the Tenant's broker and to Cousins attributable to the leasing by Tenant of up to 49,624 square feet of rentable floor on the 6th floor of the building for a term commencing no earlier than November 1, 2004 and extending no later than October 31, 2015. The foregoing commission payment obligation of Associates shall survive Closing for a period of two (2) years thereafter.

9.    2300 Windy Ridge Parkway; Lease with Computer Associates International,
      Inc.

      The Tenant under this Lease currently leases 62,445 square feet of rentable floor area located on the 10th floor of the building through June 30, 2005. Associates and the Tenant under this Lease have been negotiating the terms of a lease proposal pursuant to which (i) the Tenant will lease 52,175 square feet of rentable floor area on the 9th floor of the building commencing on or before July 1, 2005, (ii) from the date of Tenant's occupancy of the aforesaid space on the 9th floor of the building through December 31, 2005, Tenant will only be obligated to pay its pro rata share of operating expenses and taxes with respect to such space occupied by Tenant on the 9th floor of the building, (iii) commencing January 1, 2006, Tenant will be obligated to pay an annual net rental rate of $14.50 per square foot of rentable floor area, increasing 3.0% per annum, for a term expiring on December 31, 2015, (iv) Landlord will be obligated to make available to Tenant a tenant improvement allowance with respect to the space leased by the Tenant on the 9th floor of the building in the amount of $45.00 per square foot of rentable floor area, and (v) Landlord will be obligated to pay leasing commissions to the Tenant's broker and to the Landlord's inside leasing agent, Cousins, attributable to the leasing by Tenant of the space on the 9th floor of the building. In the event the lease transaction as described in this Paragraph 9 is consummated prior to or within six (6) months after Closing, Purchaser shall assume and be responsible for the payment of the tenant improvement allowance with respect to the space leased by this Tenant on the 9th floor of the building, and Seller shall retain, and Purchaser shall not assume, the obligation to pay the leasing commissions to the Tenant's broker and to Cousins attributable to the leasing by Tenant of up to 52,175 square feet of rentable floor area on the 9th floor of the building for a term extending no later than December 31, 2015. The foregoing commission payment obligation of Associates shall survive Closing for a period of two (2) years thereafter.

                                   EXHIBIT "Q"

                              INTENTIONALLY OMITTED

                                   EXHIBIT "R"

             ASSOCIATES POST CLOSING TENANT IMPROVEMENT OBLIGATIONS

      1. Layout Work under Lease with General Electric Company for Premises at 3200 Windy Hill Road. Capitalized terms used in this Paragraph 1 and not otherwise defined in this Agreement shall have the meaning given to such terms in that certain Lease Agreement between Associates and General Electric Company dated as of January 1, 2004 (executed April 6, 2004) for premises located within 3200 Windy Hill Road (the "3200 GE Lease"). With respect to the 3200 GE Lease, upon the sale of the 3200 Windy Hill Road Property to Purchaser, except as herein provided, Associates shall expressly retain, and Purchaser shall not assume, all rights and obligations of the Landlord under the Work Letter attached to the 3200 GE Lease with respect to the construction and installation of the Layout Work, including, without limitation, the following rights and obligations:

            (i) the right and obligation to approve the MEP consultant utilized by Tenant or Tenant's Architect as provided in Paragraph 3(a) of the Work Letter;

            (ii) the obligation to pay up to $15,000 of the fees due to Landlord's MEP consultant as provided in Paragraph 3(a) of the Work Letter;

            (iii) the right and obligation to approve the proposed Plans and
                  Specifications for the Layout Work as provided in Paragraph 3(b) of the Work Letter, including any changes in such Plans and Specifications;

            (iv) the obligation to provide and fund the Improvement Allowance for Premises A and Premises B, comprising an aggregate of 130,693 square feet (i.e., 80,593 square feet of Rentable Floor Area in Premises A and 50,100 square feet of Rentable Floor Area in Premises B), all as required by Paragraph 4 of the Work Letter;

            (v) the obligation to obtain and submit pricing information as provided in Paragraph 4(a) of the Work Letter;

            (vi) the right and obligation to collect from Tenant and retain for its own account any costs incurred by Landlord in connection with the Layout Work in excess of the amount of the Improvement Allowance, and the right and obligation to collect from Tenant and retain for its own account Landlord's fee for coordinating and managing the Layout Work as provided in Paragraphs 4(a) and 5(a) of the Work Letter;

            (vii) the right and obligation to coordinate and manage the performance of the Layout Work as provided in Paragraph 5(a) of the Work Letter, including Exhibit "D-2" attached to the Work Letter;

            (viii) the right and obligation to approve proposed revisions to the
                   Plans and Specifications as contemplated in Paragraph 5(b) of the Work Letter;

            (ix) the right and obligation to manage and coordinate the completion of the Punch List Items as contemplated in Paragraph 5(c) of the Work Letter;

            (x)    intentionally omitted;

            (xi) the right to approve the contractors selected by Tenant for the Tenant's Work and the obligation to cooperate with Tenant in connection with the Tenant's Work, all as contemplated in Paragraph 7(a) of the Work Letter;

            (xii) the obligation to provide access to reasonable water, electricity, and unmanned freight elevator service to the Demised Premises in connection with and during the performance of the Tenant's Work (at Tenant's cost), all as provided in Paragraph 7(b) of the Work Letter; and

            (xiii) the obligations of Landlord under Paragraph 9 of the Work
                   Letter with respect to the performance of the initial telecommunications cabling work to be performed as part of the Layout Work.

Associates and Purchaser hereby further agree that if there remains any unapplied portion of the Improvement Allowance allocated to Premises A and Premises B after the payment of all costs of the final phase of the Layout Work for Premises A and Premises B, and (A) if Tenant elects under Paragraph 4(b)(i) of the Work Letter to credit such unapplied portion to Rent next thereafter becoming due and payable under the 3200 GE Lease, Associates shall pay to Purchaser the amount of such credit as and when such credit is actually taken or effectuated against Rent by Tenant, but only up to the portion of the unapplied Improvement Allowance which is the responsibility of Associates under subparagraph (iv) above; (B) if Tenant elects under Paragraph 4(b)(ii) of the Work Letter to receive such unapplied portion in reimbursement of the costs actually incurred by Tenant in moving Tenant's furniture and equipment to Premises B from Tenant's premises at the 4300 Wildwood Building and the 1000 Parkwood Building, Associates shall pay to Tenant the amount of such unapplied portion of the Improvement Allowance in reimbursement of such costs as and when due and payable by Landlord under the Work Letter, but only up to the portion of the unapplied Improvement Allowance which is the responsibility of Associates under subparagraph (iv) above; and (C) if Tenant elects under Paragraph 4(b)(iii) of the Work Letter to receive such unapplied portion in reimbursement of costs actually incurred by Tenant in connection with the purchase and installation within Premises B of new furniture and equipment, Associates shall pay to Tenant the amount of such unapplied portion of the Improvement Allowance in reimbursement of such costs as and when due and payable by Landlord under the Work Letter, but only up to the portion of the unapplied Improvement Allowance which is the responsibility of Associates under subparagraph (iv) above.

      Associates further agrees that if Tenant is entitled to and elects to make payment to third parties under Paragraph 4(c) of the Work Letter and offsets the amounts so paid, plus interest, against the next installment(s) of Rent due under the 3200 GE Lease, Associates shall promptly pay to Purchaser the amount so credited by Tenant against Rent (up to the unpaid amount of the Improvement Allowance which is the responsibility of Associates under subparagraph (iv) above, plus interest thereon, as provided in Paragraph 4(c) of the Work Letter).

      Associates and Purchaser hereby further agree that if any amounts shall become due and payable by Landlord to Tenant under Article 5.4(a) of the 3200 GE Lease as a result of Landlord Delays not caused by Purchaser, Associates shall be responsible for making such payments to Tenant when due and payable.

      The obligations of the parties under this Paragraph 1 shall survive Closing for a period of two (2) years thereafter.

                                   EXHIBIT "S"

                          ASSOCIATES BENEFITED PROPERTY

      All that tract or parcel of unimproved real property located in Land Lots 939, 940, 987 and 988 of the 17th District, 2nd Section, Cobb County, Georgia, fronting on the westerly and southwesterly line of the extension of Windy Hill Road and also being adjacent to and north of the improved property known as 3175 Windy Hill Road, and being designated Site F-3A on the Property Plat for Wildwood, prepared by Engineering & Inspection Systems, Inc., dated July 29, 1998, bearing a progress printing date of March 11, 2004, and all that tract or parcel of unimproved real property located in Land Lot 941 of the 17th District, 2nd Section, Cobb County, Georgia, and being designated Site F-17 on the aforesaid Plat. [NOTE: LEGAL DESCRIPTIONS OF SUCH PROPERTIES SHALL BE PREPARED PRIOR TO CLOSING FOR INSERTION AS EXHIBITS INTO THE APPROPRIATE DEEDS.]

                                   EXHIBIT "T"

                           COUSINS BENEFITED PROPERTY

      Those certain tracts or parcels of unimproved real property located in Land Lots 939, 1004, 1005, 1006, 987, 940, 941, 986, 985, and 1008 of the 17th
District, 2nd Section, Cobb County, Georgia, and being designated Sites F-1, F-5, F-6, F-7, F-18A, F-15A, F-16, F-18A and F-19 as shown on the Property Plat for Wildwood prepared by Engineering & Inspection Systems, Inc., dated July 29, 1998, bearing a progress printing date of March 11, 2004. [NOTE: LEGAL DESCRIPTIONS OF SUCH PARCELS SHALL BE PREPARED PRIOR TO CLOSING FOR INSERTION AS EXHIBITS INTO THE APPROPRIATE DEEDS.]

                                   EXHIBIT "U"

                  COVENANT TO BE INCLUDED IN ASSOCIATES LIMITED
                WARRANTY DEED CONVEYING 2300 WINDY RIDGE PARKWAY

      Grantee hereby agrees (i) that all employees of the tenant(s) under the 2500 CCE Lease and the 3200 CCE Leases (as such terms are hereinafter defined) who maintain an office in Wildwood Office Park shall be entitled to use of the health club located in the building known as 2300 Windy Ridge Parkway, Atlanta, Georgia on terms and conditions no less favorable than the most favorable terms and conditions (including rate) offered to employees of International Business Machines Corporation or any of the other major tenants in Wildwood Office Park, and (ii) that the initiation fee with respect to such health club shall be waived for all of the employees of the tenant(s) under the 2500 CCE Lease and the 3200 CCE Leases who maintain an office in Wildwood Office Park and who join such health club. The foregoing covenants shall be covenants running with the land and shall be binding upon Grantee, as owner of the property known as 2300 Windy Ridge Parkway, Atlanta, Georgia, and its successors-in-title, and shall inure to the benefit of and be enforceable by any owner of a building within Wildwood Office Park who has leased space to such tenant(s) under the 2500 CCE Lease and the 3200 CCE Leases. As used herein, the term 2500 CCE Lease shall mean the lease between Wildwood Associates and Coca-Cola Enterprises, Inc. dated August 8, 2002, as amended, for premises in the building known as 2500 Windy Ridge Parkway, Atlanta, Georgia, and the term 3200 CCE Leases shall mean the leases between Wildwood Associates and Coca-Cola Enterprises, Inc. dated March 31, 2003, and March 31, 2003, respectively, as amended, for premises in the building known as 3200 Windy Hill Road, Atlanta, Georgia.

                                   EXHIBIT "V"

COVENANT TO BE INCLUDED IN ASSOCIATES LIMITED WARRANTY DEED CONVEYING 2401 WINDY RIDGE PARKWAY, 3050 WINDY HILL ROAD, 1547 POWERS FERRY ROAD, 1927 POWERS FERRY
 ROAD, 1931 POWERS FERRY ROAD, 1935 POWERS FERRY ROAD AND 1945 POWERS FERRY ROAD

      Grantee hereby agrees that Grantee shall pay to the Declarant under the Master Declaration (as hereinafter defined) a share of the "Shared Costs" (as defined in the Master Declaration) with respect to the Applicable Parcels (as hereinafter defined). Grantee acknowledges that its share of the Shared Costs with respect to the Applicable Parcels shall be determined as provided in this paragraph and not pursuant to the terms of the Master Declaration. "Applicable Parcels" shall mean the property identified on Exhibit "A" hereto as 2401 Windy Ridge Parkway, 3050 Windy Hill Road, 1547 Powers Ferry Road, 1927 Powers Ferry Road, 1931 Powers Ferry Road, 1935 Powers Ferry Road, and 1945 Powers Ferry Road. "Applicable Parcel" shall mean any one of the Applicable Parcels. Grantee's share of the "Shared Costs" under the Master Declaration for each of the Applicable Parcels shall be computed by multiplying the total Shared Costs by a fraction, the numerator of which shall be the number of acres in such Applicable Parcel and the denominator of which shall be the total number of developed acres existing from time to time within the "Entire Property" (as defined in the Master Declaration). For purposes of determining Grantee's share of the "Shared Costs" with respect to the Applicable Parcels pursuant to the formula in the preceding sentence, solely with respect to the Applicable Parcel identified on Exhibit "A" as 3050 Windy Hill Road, the acreage contained in the common entrance area and the common drainage and water retention area within such Applicable Parcel shall be deducted from the acreage contained in such Applicable Parcel, and solely with respect to the Applicable Parcel identified on Exhibit "A" as 1927 Powers Ferry Road, the acreage contained in the common drainage and water retention area within such Applicable Parcel shall be deducted from the acreage contained in such Applicable Parcel. Also notwithstanding the foregoing to the contrary, during the term of the existing lease with TGI Friday's Inc. with respect to the Applicable Parcel identified on Exhibit "A" as 1945 Powers Ferry Road, Atlanta, Georgia, such Applicable Parcel's share of the Shared Costs shall be limited to an amount equal to five percent (5%) of the costs of ongoing landscaping maintenance and other maintenance of the right-of-way of Windy Ridge Parkway and the adjoining shoulders of Windy Ridge Parkway, exclusive of capital expenditures (it being understood that replacement of worn signs or dead plants shall not be considered capital expenditures). The foregoing covenants shall be covenants running with the land and shall be binding upon Grantee, as owner of the Applicable Parcels, and its successors-in-title, and shall inure to the benefit of and be enforceable by the "Declarant" and the other "Owners" under the Master Declaration. As used in this paragraph, the term "Master Declaration" shall mean the Master Declaration of Covenants and Cross Easements for Wildwood Office Park dated January 23, 1991, recorded in Deed Book 5992, Page 430, Cobb County, Georgia records, as amended. The foregoing obligations are in addition to and not in limitation of the obligations of Grantee to pay to the Declarant under the Master Declaration a share of the Shared Costs with respect to other properties within the Entire Property from time to time owned by Grantee.

                                  SCHEDULE 1-A

                          FORM OF LIMITED WARRANTY DEED

                                                           Transfer Tax:

After recordation, return to:
_____________________________
_____________________________
_____________________________
_____________________________
Attention:___________________

STATE OF GEORGIA

COUNTY OF COBB

                              LIMITED WARRANTY DEED

      THIS INDENTURE is made as of the ______day of _________________, 2004, by and between __________________________________, a _________________________
("Grantor"), and ________________________, a ________________________
("Grantee"). The words "Grantor" and "Grantee" shall include their respective successors and assigns where the context requires or permits.

                              W I T N E S S E T H:

      GRANTOR, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by Grantor, has granted, bargained, sold, aliened, conveyed and confirmed and does hereby grant, bargain, sell, alien, convey and confirm unto Grantee the following real property described on Exhibit "A" attached hereto and by reference made a part hereof (the "Land"), together with all plants, trees, shrubbery and improvements thereon (hereinafter collectively referred to as the "Property"):

      TO HAVE AND TO HOLD the Property, together with all and singular the rights, members and appurtenances thereto, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of Grantee forever in FEE SIMPLE.

      AND GRANTOR WILL WARRANT and forever defend the right and title to the Property unto Grantee against the lawful claims of all persons owning, holding or claiming by, through or under Grantor, but not otherwise.

      This conveyance and foregoing warranty of title are expressly subject to those matters more particularly set forth on Exhibit "B" attached hereto and by this reference made a part hereof.

      By acceptance of this deed, Grantee agrees, for the benefit of Grantor, its successors in title and assigns, and for the benefit of the property of Grantor and Cousins Properties Incorporated ("Cousins") described on Exhibit "C" attached hereto and made a part hereof (the "Benefited Property"), that Grantee, its successors in title and assigns, shall not object directly or indirectly to, and shall not assist others in objecting to, and shall not take any action or make any statements, public or private (and specifically including but not limited to statements to the media), in opposition to any application for rezoning or variances to a residential classification, or rezoning or variances to increase the height of the buildings but not the density, with respect to the Benefited Property or any portion thereof. The foregoing covenant and agreement shall run with the land, as a burden on the Property and as a benefit to the Benefited Property, and shall be binding on Grantee, its successors in title and assigns, and shall inure to the benefit of Grantor and Cousins and their respective successors-in-title and assigns, for a term of ten (10) years after the date of this deed; provided, however, if fee simple title to the Property or any portion thereof shall be sold and conveyed to any person or entity not affiliated with Grantee, the foregoing covenant and agreement shall expire and be of no further force or effect as to the purchaser of the Property or the applicable portion thereof (and such purchaser's successors-in-title) on the date which is seven (7) years after the date of this deed. Cousins shall be deemed a third party beneficiary of the foregoing covenant and agreement.

      [INSERT ADDITIONAL COVENANT, IF APPLICABLE]

      IN WITNESS WHEREOF, Grantor has signed and sealed this deed, the day and year first above written.

Signed, sealed and delivered                    GRANTOR:
in the presence of:

                                                ________________________________
                                                a_____________
__________________________________
Witness
                                                By:_____________________________
__________________________________              Name:___________________________
Notary Public                                   Title:__________________________

Commission Expiration Date:                              (CORPORATE SEAL)

_________________________

   (NOTARY SEAL)

                                   EXHIBIT "A"

                               LEGAL DESCRIPTIONS

                                   EXHIBIT "B"

                             PERMITTED ENCUMBRANCES

                                   EXHIBIT "C"

                               BENEFITED PROPERTY

                                  SCHEDULE 1-B

                  FORM OF LIMITED WARRANTY DEED (GROUND LEASE)

                                                        Transfer Tax:

After recordation, return to:
_____________________________
_____________________________
_____________________________
_____________________________
Attention:___________________

STATE OF GEORGIA

COUNTY OF COBB

                              LIMITED WARRANTY DEED

      THIS INDENTURE is made as of the ______day of _________________, 2004, by and between __________________________________, a _________________________
("Grantor"), and ________________________, a ________________________
("Grantee"). The words "Grantor" and "Grantee" shall include their respective successors and assigns where the context requires or permits.

                              W I T N E S S E T H:

      GRANTOR, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by Grantor, has granted, bargained, sold, aliened, conveyed and confirmed and does hereby grant, bargain, sell, alien, convey and confirm unto Grantee the following real property described on Exhibit "A" attached hereto and by reference made a part hereof (the "Land"), together with the reversionary interest of Grantor in the improvements on the Land pursuant to the lease(s) identified on Exhibit "B" attached hereto and by reference made a part hereof (the Land together with such reversionary interest hereinafter collectively referred to as the "Property"):

      TO HAVE AND TO HOLD the Property, together with all and singular the rights, members and appurtenances thereto, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of Grantee forever in FEE SIMPLE.

      AND GRANTOR WILL WARRANT and forever defend the right and title to the Property unto Grantee against the lawful claims of all persons owning, holding or claiming by, through or under Grantor, but not otherwise.

      This conveyance and foregoing warranty of title are expressly subject to those matters more particularly set forth on Exhibit "B" attached hereto and by this reference made a part hereof.

      By acceptance of this deed, Grantee agrees, for the benefit of Grantor, its successors in title and assigns, and for the benefit of the property of Grantor and Cousins Properties Incorporated ("Cousins") described on Exhibit "C" attached hereto and made a part hereof (the "Benefited Property"), that Grantee, its successors in title and assigns, shall not object directly or indirectly to, and shall not assist others in objecting to, and shall not take any action or make any statements, public or private (and specifically including but not limited to statements to the media), in opposition to any application for rezoning or variances to a residential classification, or rezoning or variances to increase the height of the buildings but not the density, with respect to the Benefited Property or any portion thereof. The foregoing covenant and agreement shall run with the land, as a burden on the Property and as a benefit to the Benefited Property, and shall be binding on Grantee, its successors in title and assigns, and shall inure to the benefit of Grantor and Cousins and their respective successors-in-title and assigns, for a term of ten (10) years after the date of this deed; provided, however, if fee simple title to the Property or any portion thereof shall be sold and conveyed to any person or entity not affiliated with Grantee, the foregoing covenant and agreement shall expire and be of no further force or effect as to the purchaser of the Property or the applicable portion thereof (and such purchaser's successors-in-title) on the date which is seven (7) years after the date of this deed. Cousins shall be deemed a third party beneficiary of the foregoing covenant and agreement.

      [INSERT ADDITIONAL COVENANT, IF APPLICABLE]

      IN WITNESS WHEREOF, Grantor has signed and sealed this deed, the day and year first above written.

Signed, sealed and delivered                    GRANTOR:
in the presence of:
                                                ___________________________
                                                a_______________
__________________________________
Witness
                                                By:_____________________________
__________________________________              Name:___________________________
Notary Public                                   Title:__________________________

Commission Expiration Date:                              (CORPORATE SEAL)

_________________________

   (NOTARY SEAL)

                                   EXHIBIT "A"

                               LEGAL DESCRIPTIONS

                                   EXHIBIT "B"

                             PERMITTED ENCUMBRANCES

                                   EXHIBIT "C"

                               BENEFITED PROPERTY

                                   SCHEDULE 2

                   FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES
                        AND SECURITY DEPOSITS AND LEASING
                  COMMISSION OBLIGATIONS ARISING AFTER CLOSING

            ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

      THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS ("ASSIGNMENT") is made and entered into as of the _____ day of __________, 200__, by and between ___________________, a ________________ ("ASSIGNOR"), and
_________________________, a _______________ ("ASSIGNEE").

                              W I T N E S S E T H:

      WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Atlanta, Cobb County, Georgia, and more particularly described on EXHIBIT "A" attached hereto (the "PROPERTY") ; and

      WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor's right, title and interest in and to certain leases affecting the Property, together with the security deposits and future leasing commission obligations associated therewith, and, subject to the terms and conditions hereof, Assignee desires to assume Assignor's obligations in respect of said leases, security deposits and leasing commission obligations;

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, Assignee's purchase of the Property and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

      1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated August __, 2004, between Wildwood Associates and Assignee (the "CONTRACT"), applicable to the property assigned herein, all of Assignor's right, title and interest in, to and under (a) those certain leases set forth on EXHIBIT "B" attached hereto and by this reference made a part hereof affecting or relating to the Property or the improvements thereon (the "LEASES"), (b) those certain tenant deposits presently held by Assignor and enumerated on EXHIBIT "B" attached hereto (the "SECURITY DEPOSITS"), and (c) those certain leasing commission agreements more particularly described on EXHIBIT "C" attached hereto and made a part hereof (the "COMMISSION AGREEMENTS"), subject to the matters more particularly described on EXHIBIT "D" attached hereto and made a part hereof.

      2. Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor's duties and obligations under the Leases arising from and after the date hereof, including, without limitation, Assignor's obligations to pay leasing commissions due and payable in respect of any renewal or expansion of any of the existing Leases, or any new lease with a tenant under any of the Leases, after the date hereof pursuant to the Commission Agreements, provided that any renewal or expansion of any of the existing Leases, or any new lease with a tenant under any of the Leases that was entered into after the Effective Date of the Contract (as defined therein) and prior to the date hereof was approved (or deemed approved) by Purchaser as required in the Contract.

      3. Notwithstanding the foregoing to the contrary, Assignor shall perform the Associates Post Closing Tenant Improvement Obligations (as defined in the Contract).

      4. This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee, their respective legal representatives, successors and assigns. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same Assignment.

      IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

                                                ASSIGNOR:

                                                _____________________,
                                                a____________________

                                                By:_____________________________
                                                Name:___________________________
                                                Its:____________________________

                                                ASSIGNEE:

                                                _____________________,
                                                a____________________

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                      LIST OF LEASES AND SECURITY DEPOSITS

                                    EXHIBIT C

                           LEASE COMMISSION AGREEMENTS

                                    EXHIBIT D

                              PERMITTED EXCEPTIONS

                                   SCHEDULE 3

                    FORM OF BILL OF SALE TO PERSONAL PROPERTY

                                  BILL OF SALE

      THIS BILL OF SALE ("BILL OF SALE") is made and entered into as of the _____ day of ______________, 200__, by _________________________, a ____________
("SELLER"), for the benefit of __________________________________, a
__________________________ ("PURCHASER").

                              W I T N E S S E T H:

      WHEREAS, contemporaneously with the execution hereof, Seller has conveyed to Purchaser certain improved real properties located in Atlanta, Cobb County, Georgia, and more particularly described on EXHIBIT "A-1" attached hereto (hereinafter, together with all buildings, structures and improvements now situated on such lands, including without limitation, all parking areas and facilities, improvements and fixtures located on such lands, referred to as the "IMPROVED PROPERTIES"); and

      WHEREAS, contemporaneously with the execution hereof, Seller has conveyed to Purchaser certain lands (excluding the improvements) described on EXHIBIT "A-2" attached hereto and the reversionary interests of the landlord under the Associates Ground Leases in the improvements located on such lands (such lands and such reversionary interests are collectively referred to as the "GROUND LEASE PROPERTIES") (the Improved Properties and the Ground Lease Properties are collectively referred to as the "PROPERTY"); and

      WHEREAS, in connection with said conveyance, Seller desires to transfer and convey to Purchaser all of Seller's right, title and interest in and to certain tangible personal property, inventory and fixtures located in and used exclusively in connection with the ownership, maintenance or operation of the Property;

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Seller by Purchaser, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Seller and Purchaser, it is hereby agreed as follows:

      1. All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of August __, 2004, between Wildwood Associates and Purchaser (the "SALES CONTRACT").

      2. Seller hereby unconditionally and absolutely transfers, conveys and sets over to Purchaser all right, title and interest of Seller in any and all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding any computer software which either is licensed to Seller or Seller deems proprietary), machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Property, including, without limitation, all of Seller's right, title and interest in and to those items of tangible personal property set forth on EXHIBIT "B" attached hereto and all non-confidential books, records and files (excluding any appraisals, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller deems proprietary) relating to the Property (the "PERSONAL PROPERTY"); provided, however, the property described on EXHIBIT "B-1" attached hereto and made a part hereof is expressly excluded from the definition of Personal Property. The Personal Property does not include any property owned by tenants, contractors or licensees.

      3. Seller hereby warrants that it is the owner of the Personal Property listed on EXHIBIT "B" attached hereto; that the Personal Property listed on EXHIBIT "B" is free and clear of all liens, claims and encumbrances, except as described on EXHIBIT "C"; that it has the partnership power to execute this Bill of Sale and to transfer the Personal Property as provided herein; and it has taken all partnership action necessary to authorize the execution and delivery of this Bill of Sale and the transfer of the Personal Property to Purchaser as provided herein.

      4. EXCEPT FOR THE WARRANTIES CONTAINED IN THE PRECEDING PARAGRAPH 3 AND THE REPRESENTATIONS CONTAINED IN THE SALES CONTRACT, THE PERSONAL PROPERTY IS TRANSFERRED TO PURCHASER "AS IS" AND "WHERE IS" AND WITH ALL FAULTS, DEFECTS OR OTHER ADVERSE MATTERS. SELLER SPECIFICALLY DISCLAIMS ALL WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE (INCLUDING WARRANTIES OF MERCHANTABILITY AND WARRANTIES OF FITNESS FOR USE OR ACCEPTABILITY FOR THE PURPOSE INTENDED BY PURCHASER) WITH RESPECT TO THE PERSONAL PROPERTY OR ITS CONDITION, EXCEPT AS OTHERWISE PROVIDED IN THE PRECEDING PARAGRAPH 3 OR THE SALES CONTRACT.

               5. The Personal Property is hereby transferred and conveyed subject to those certain matters more particularly described on EXHIBIT "C" attached hereto and made a part hereof.

               6. This Bill of Sale shall inure to the benefit of Purchaser, and be binding upon Seller, and their respective legal representatives, transfers, successors and assigns.

               IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed under seal as of this day and year first above written.

                                                _______________________, a
                                                _____________

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                  EXHIBIT "A-1"

                                LEGAL DESCRIPTION

                                  EXHIBIT "A-2"

                       GROUND LEASE LAND LEGAL DESCRIPTION

                                   EXHIBIT "B"

                            LIST OF PERSONAL PROPERTY

                                  EXHIBIT "B-1"

                LIST OF PROPERTY EXCLUDED FROM PERSONAL PROPERTY

                                   EXHIBIT "C"

                             PERMITTED ENCUMBRANCES

                                   SCHEDULE 4

                              INTENTIONALLY OMITTED

                                   SCHEDULE 5

STATE OF __________

COUNTY OF __________

                   TRANSFEREE'S AFFIDAVIT AS TO BROKER'S LIENS

      PERSONALLY APPEARED before me, the undersigned attesting officer, ____________________, who after being duly sworn according to law, deposes and says on oath to the undersigned's knowledge as follows:

      1. That deponent is the ______________________ of
_________________________, a _______________ (hereinafter referred to as
"Transferee"), which is the transferee of that certain tract or parcel of real property described on Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter referred to as the "Property"), and as such officer, is in a position to have personal knowledge of the facts sworn to in this Affidavit;

      2. That except as herein provided, no broker's services have been engaged by Transferee with regard to the management, sale, purchase, lease, option or other conveyance of any interest in the Property by Transferee and that no notices of lien for any such services has been received by Transferee. Transferee has on this date engaged Cousins Properties Incorporated as manager and leasing agent of the Property from and after the date hereof.

      This Affidavit is made to induce national title insurance companies to insure title to the Property without exception for any possible liens or claims or rights to liens against the Property arising under the Commercial Real Estate Broker Lien Act (O.C.G.A. Section 44-14-600 et seq.).

Sworn to and subscribed before me,
this _____ day of ____________, 200__.
                                                ________________________ (SEAL)
_______________________________
Notary Public

My Commission Expires:

_______________________________

     (NOTARIAL SEAL)

                                   SCHEDULE 6

             FORM OF ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

      THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS ("ASSIGNMENT") is made and entered into as of the _____ day of __________, 200__, by and between ______________, a ___________ ("ASSIGNOR") and ____________________, a
_______________ ("ASSIGNEE").

                              W I T N E S S E T H:

      WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Atlanta, Cobb County, Georgia, and more particularly described on EXHIBIT "A" attached hereto (the "PROPERTY"); and

      WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee, to the extent assignable, all of Assignor's right, title and interest in and to certain service contracts related to the Property, and to the extent assignable, all guaranties and warranties given in connection with the operation, construction, improvement, alteration or repair of the Property; and Assignee desires to assume Assignor's obligations under said service contracts;

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the Premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

      1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated August __, 2004, between Wildwood Associates and Assignee (the "CONTRACT") applicable to the property assigned herein, all of Assignor's right, title and interest in, to and under those certain contracts set forth on EXHIBIT "B" attached hereto and by this reference made a part hereof (the "SERVICE CONTRACTS"), subject to the matters set forth on EXHIBIT "C" attached hereto and by this reference made a part hereof.

      2. Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor's duties and obligations under the Service Contracts arising from and after the date hereof.

      3. This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

      IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

                                                ASSIGNOR:

                                                _____________________,
                                                a____________________

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                                ASSIGNEE:

                                                _____________________,
                                                a____________________

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                   EXHIBIT B

                               ASSIGNED CONTRACTS

                                    EXHIBIT C

                              PERMITTED EXCEPTIONS

                                   SCHEDULE 7

                          FORM OF GENERAL ASSIGNMENT OF
                    SELLER'S INTEREST IN INTANGIBLE PROPERTY

                               GENERAL ASSIGNMENT

      THIS GENERAL ASSIGNMENT ("ASSIGNMENT") is made and entered into as of the _____ day of __________, 200__ by __________________, a ________________
("ASSIGNOR") to _________________________, a _______________ ("ASSIGNEE").

                              W I T N E S S E T H:

      WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Atlanta, Cobb County, Georgia, and more particularly described on EXHIBIT "A" attached hereto and made a part hereof (the "PROPERTY"); and

      WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor's right, title and interest (if any) in and to all assignable tradenames, entitlements and other intangible property used and owned by Assignor (if any) in connection with the Property, subject to the matters set forth on EXHIBIT "B" attached hereto and made a part hereof;

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

      1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated as of August __, 2004, between Wildwood Associates and Assignee (the "CONTRACT") applicable to the property assigned herein, all of Assignor's right, title and interest (if any) in and to all intangible property, if any, owned by Assignor related to the real property and improvements constituting the Property (excluding any computer software which either is licensed to Assignor or Assignor deems proprietary), including, without limitation, Assignor's rights and interests in and to the following (i) the names "2300 Windy Ridge Parkway", "3200 Windy Hill Road", "2401 Windy Ridge Parkway", "3050 Windy Hill Road", "3175 Windy Hill Road", "1547 Powers Ferry Road", "1927 Powers Ferry Road", "1931 Powers Ferry Road", "1935 Powers Ferry Road", and "1945 Powers Ferry Road", (ii) all assignable plans and specifications and other architectural and engineering drawings for the Associates Land and Associates Improvements (as defined in the Contract); (iii) all assignable warranties or guaranties given or made in respect of the Associates Improvements or Associates Personal Property (as defined in the Contract); (iv) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Associates Land or Associates Improvements, and (v) only with respect to the property known as 3200 Windy Hill Road, the non-exclusive right and interest in and to the name "Wildwood Plaza," to be shared in common with Assignor and Cousins Properties Incorporated and their respective successors and assigns.

      2. This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

      IN WITNESS WHEREOF, the duly authorized representative of Assignor has caused this Assignment to be properly executed under seal as of this day and year first above written.

                                                ASSIGNOR:

                                                _____________________,
                                                a____________________

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                                   EXHIBIT "B"

                              PERMITTED EXCEPTIONS

                                   SCHEDULE 8

                           FORM OF SELLER'S AFFIDAVIT
                   (FOR PURCHASER'S TITLE INSURANCE PURPOSES)

                               SELLER'S AFFIDAVIT

STATE OF __________

COUNTY OF __________

      Personally appeared before me, the undersigned deponent who being duly sworn, deposes and says on oath the following to the best of his knowledge and belief:

      1. That the undersigned is the _______________ of Cousins Properties Incorporated, a Georgia corporation, a general partner of Wildwood Associates, a Georgia general partnership (hereinafter referred to as "Owner") and as such officer of such general partner of the Owner, the undersigned has personal knowledge of the facts sworn to in this Affidavit.

      2. That Owner is the owner of certain real property located in Cobb County, Georgia, being described on EXHIBIT A, attached hereto and made a part hereof (hereinafter referred to as the "Property"), subject to those matters set forth on EXHIBIT B, attached hereto and made a part hereof.

      3. That Owner is in possession of the Property, and to the best knowledge and belief of the undersigned, no other parties have any claim to possession of the Property, except as set forth on EXHIBIT B hereto.

      4. That the undersigned is not aware of and has received no notice of any pending suits, proceedings, judgments, bankruptcies, liens or executions against the Owner which affect title to the Property except for any matters set forth on EXHIBIT B-1 hereto.

      5. That except as may be set forth on EXHIBIT B hereto, there are no unpaid or unsatisfied security deeds, mortgages, claims of lien, special assessments for sewer or streets, or ad valorem taxes which constitute a lien against the Property or any part thereof.

      6. That, except as may be set forth on EXHIBIT C attached hereto and made a part hereof, no improvements or repairs have been made upon the Property at the instance of Owner within the ninety-five (95) days immediately preceding the date hereof for which the cost has not been paid; and, except as may be set forth on EXHIBIT C hereto, there are no outstanding bills for labor or materials used in making improvements or repairs on the Property at the instance of Owner or for services of architects, surveyors, or engineers incurred in connection therewith at the instance of Owner.

      7. That, except as provided in the next following sentence, no broker's services have been engaged by Owner with regard to the management, sale, purchase, lease, option or other conveyance of any interest in the Property by Owner and that no notices of lien for any such services have been received by Owner. Owner has engaged Eastdil Realty Company, LLC as Owner's agent in connection with the sale of the Property to ____________________, and Owner has engaged Cousins Properties Incorporated as Owner's manager and leasing agent in connection with the Property.

      8. That Owner is not a foreign person, a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code. Owner is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations. The federal employer identification number of the Owner is 58-1622107 and Owner's address is 2500 Windy Ridge Parkway, Suite 1600, Atlanta, Georgia 30339-5683. This statement is made by the undersigned in compliance with Section 1445 of the Internal Revenue Code to exempt any transferee of the Property from withholding the tax required upon a foreign transferor's disposition of a U.S. real property interest

      9. That to Owner's knowledge there are no boundary disputes affecting the Property.

      10. That this Affidavit is made to induce ____________________ Title Insurance Company to insure title to the Property, without exception other than as set forth on EXHIBIT B hereto, relying on information in this document.

Sworn to and subscribed before me,
this _____ day of ____________, 200__.
                                                _________________________ (SEAL)
________________________________
Notary Public

My Commission Expires:

________________________________

     (NOTARIAL SEAL)

                                    EXHIBIT A

                                Legal Description

                                    EXHIBIT B

                              Existing Encumbrances

                                   EXHIBIT B-1

              List of any Pending Actions regarding Tenant Matters

                                    EXHIBIT C

     List of any Contractors, Materialmen or Suppliers Not Yet Paid in Full

                                   SCHEDULE 9

                          FORM OF SELLER'S CERTIFICATE
                 (AS TO SELLER'S REPRESENTATIONS AND WARRANTIES)

                   SELLER'S CERTIFICATE AS TO REPRESENTATIONS

      THIS SELLER'S CERTIFICATE AS TO REPRESENTATIONS (this "CERTIFICATE") is given and made by __________________, a ______________ ("SELLER"), this ___ day of ______________, 200__, for the benefit of _________________________, a
_______________ ("PURCHASER").

      Pursuant to the provisions of that certain Purchase and Sale Agreement , dated as of August __, 2004, between Wildwood Associates and Purchaser (the "CONTRACT"), for the purchase and sale of certain real property commonly known as 2300 Windy Ridge Parkway, 3050 Windy Hill Road, 3175 Windy Hill Road, 3200 Windy Hill Road, 1931 Powers Ferry Road, 1935 Powers Ferry Road, and 1945 Powers Ferry Road, the land and the reversionary interest of Wildwood Associates in improvements commonly known as 2401 Windy Ridge Parkway, 1547 Powers Ferry Road, and 1927 Powers Ferry Road, located in Atlanta, Cobb County, Georgia, and more particularly described on EXHIBIT "A" attached hereto and made a part hereof (the "PROPERTY"), Seller certifies that except as may be set forth to the contrary in EXHIBIT "B" attached hereto and made a part hereof, all of the representations and warranties of Seller contained in Section 4.1 of the Contract remain true and correct in all material respects as of the date hereof.

      The representations and warranties contained herein and in Section 4.1 of the Contract shall survive for the period specified in Section 11.4 of the Contract, and upon the expiration of the applicable survival period, such representations and warranties of Seller shall be of no further force or effect except that with respect to any particular alleged breach, Purchaser shall give Seller written notice prior to the expiration of the survival period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Seller with respect thereto within sixty (60) days after the giving of such notice.

      IN WITNESS WHEREOF, Seller has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.

                                                _____________________,
                                                a____________________

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                                   EXHIBIT "B"

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                   SCHEDULE 10

                        FORM OF SELLER'S FIRPTA AFFIDAVIT

                       CERTIFICATION OF NON-FOREIGN STATUS

      Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Wildwood Associates, a Georgia general partnership (the "Seller"), the Seller hereby certifies as follows:

      1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2. Seller is not a disregarded entity as defined in Section
1.1445-2(b)(2)(iii) of the Income Tax Regulations;

      3. The Seller's U.S. employer identification number is 58-1622107; and

      4. The Seller's office address is 2500 Windy Ridge Parkway, Suite 1600, Atlanta, Georgia 30339-5683.

      The undersigned understands that this Certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      This Certificate is made with the knowledge that ____________________________, a________________________, will rely upon this
Certificate in purchasing that certain real property from Seller more particularly described on EXHIBIT A attached hereto.

      Under penalties of perjury I declare that I have examined this Certification and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

Date: ________________, 200__
                                                __________________________(Seal)
                                                By:_____________________________

THIS CERTIFICATION MUST BE RETAINED UNTIL THE END OF THE FIFTH TAXABLE YEAR FOLLOWING THE TAXABLE YEAR IN WHICH THE TRANSFER TAKES PLACE.

                                   SCHEDULE 11

                         FORM OF PURCHASER'S CERTIFICATE
               (AS TO PURCHASER'S REPRESENTATIONS AND WARRANTIES)

                  PURCHASER'S CERTIFICATE AS TO REPRESENTATIONS

      THIS PURCHASER'S CERTIFICATE AS TO REPRESENTATIONS (this "CERTIFICATE") is given and made by _________________________ ("PURCHASER"), this ___ day of
______________, 200__, for the benefit of WILDWOOD ASSOCIATES, a Georgia general partnership whose sole general partners are Cousins Properties Incorporated and International Business Machines Corporation ("SELLER").

      Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of August __, 2004, between Seller and Purchaser (the "CONTRACT"), for the purchase and sale of certain real property commonly known as 2300 Windy Ridge Parkway, 3050 Windy Hill Road, 3175 Windy Hill Road, 3200 Windy Hill Road, 1931 Powers Ferry Road, 1935 Powers Ferry Road, and 1945 Powers Ferry Road, the land and the reversionary interest of Wildwood Associates in improvements commonly known as 2401 Windy Ridge Parkway, 1547 Powers Ferry Road, and 1927 Powers Ferry Road, located in Atlanta, Cobb County, Georgia, and more particularly described on EXHIBIT "A" attached hereto (the "PROPERTY"), Purchaser certifies that except as may be set forth to the contrary in EXHIBIT "B" attached hereto and made a part hereof, all of the representations and warranties of Purchaser contained in Section 4.4 of the Contract remain true and correct in all material respects as of the date hereof.

      The representations and warranties contained herein and in Section 4.4 of the Contract shall survive for the period specified in Section 11.4 of the Contract, and upon the expiration of the applicable survival period, such representations and warranties of Purchaser shall be of no further force or effect except that with respect to any particular alleged breach, Seller shall give Purchaser written notice prior to the expiration of the survival period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Purchaser with respect thereto within sixty (60) days after the giving of such notice.

      IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.

                                                "PURCHASER"

                                                _____________________,
                                                a____________________

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                                        (CORPORATE SEAL)

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                                   EXHIBIT "B"

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Second Amendment"), made and entered into this 8th day of October, 2004, by and between WILDWOOD ASSOCIATES, a Georgia general partnership ("Seller" or "Associates"), whose sole general partners are Cousins Properties Incorporated and International Business Machines Corporation, and 2300 WINDY RIDGE PARKWAY INVESTORS LLC, a Delaware limited liability company ("Purchaser").

                              W I T N E S S E T H:

      WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated August 31, 2004 as amended by that certain First Amendment to Purchase and Sale Agreement dated September 23, 2004 among Seller, Purchaser and Cousins Properties Incorporated (collectively, the "Agreement"), relating to the purchase and sale of certain improved real properties located within Wildwood Office Park, Atlanta, Cobb County, Georgia, more particularly described in the Agreement; and

      WHEREAS, Seller and Purchaser desire to modify and amend the Agreement in certain respects as hereinafter provided.

      NOW, THEREFORE, for and in consideration of the premises, the mutual agreements contained herein, the sum of Ten and No/100 Dollars ($10.00) in hand paid by each of the parties hereto to the other at and before the sealing and delivery of these presents, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, the parties hereto do hereby covenant and agree as follows:

      1. Defined Terms. Capitalized terms used but not defined herein shall have the same respective meaning given to such terms in the Agreement.

      2. Additional Earnest Money. Section 2.4(b) of the Agreement is hereby amended by deleting the words "on or before the last day of the Inspection Period" appearing in the first sentence thereof and the words "prior to the expiration of the Inspection Period" in the second sentence thereof and the substitution in lieu thereof in each case the words "on or before October 13, 2004".

      3. Purchase Price. The allocation of the Purchase Price among the Properties set forth in Section 2.5 of the Agreement is hereby deleted in it entirety. Seller and Purchaser agree that Purchaser shall have the right to make reasonable allocations of the Purchase Price among the Properties by giving written notice of such allocations to Seller on or before October 18, 2004.

      4. Additional Credit Against Purchase Price. Section 2.5(c) of the Agreement is hereby amended by adding the following to the end thereof:

      "Seller shall also provide to Purchaser at Closing a credit in the amount of $3,500,000 against the Purchase Price allocated to 2300 Windy Ridge Parkway as a capital cost credit for capital repair items with respect to 2300 Windy Ridge Parkway."

      5. Amendment to 3200 IBM Lease. Seller and Purchaser agree that the amendment to the 3200 IBM Lease referred to in the last grammatical paragraph of
Section 4.3(a) of the Agreement shall provide for the deletion of Article 20 of the 3200 IBM Lease (in addition to the deletion of Article 21 thereof), thereby causing the rights granted to the tenant under both Articles 20 and 21 of the 3200 IBM Lease to be of no further force or effect. Seller and Purchaser further agree that at the time the amendment to the 3200 IBM Lease reflecting the deletion of Articles 20 and 21 thereof is fully executed, a reference to such amendment shall be added to Exhibit "G".

      6. Concession Allowance. A new Section 5.4 (j) is hereby added to the Agreement to read as follows:

            "(j) Concession Allowance Under 2300 Windy Ridge Parkway Lease with Corporate Sports Unlimited, Inc. All accrued unpaid amounts of the Concession Allowance (as that term is defined in the Lease Agreement dated February 1, 1993 between Seller and Corporate Sports Unlimited, Inc.) as of the Closing Date will be a credit to Purchaser with respect to the Purchase Price."

      7. Loan Assumption. Section 6.1(f) is hereby amended to provide that as an additional condition to Purchaser's obligation to consummate the transactions contemplated by the Agreement, Purchaser shall have obtained from Lender a consent to Purchaser's request that the applicable Loan Documents be modified to reflect (1) the identity of the Purchaser's assignee 3200 Windy Hill Road Investors LLC ("3200 Investors") as the borrower; (2) that a one (1) time transfer of membership interest in 3200 Investors will be a "Permitted Transfer" which will not require Lender's approval, provided that the Loan is not in default, and that the beneficial ownership of the membership interests of 3200 Investors remains controlled by the Real Estate Separate Account or its beneficiaries, and that UBS Realty Investors LLC remains the non-member manager of 3200 Investors; (3) Lender's agreement to a subsequent one (1) time transfer of 3200 Windy Hill Road to an unaffiliated buyer provided that the unaffiliated buyer meets Lender's requirements, and further provided that Lender is paid a transfer fee of one percent (1%) of the then outstanding principal balance, plus its out of pocket expenses, and (4) that Lender will accept environmental insurance in lieu of an environmental indemnity, and will accept 3200 Investors as the sole party having liability for the non-recourse carve-outs in the Loan Documents and the obligations under the Lease Brokerage Indemnity.

      8. Substitution of Exhibits.

      (a) That portion of EXHIBIT "A-1" to the Agreement identified as 3175 Windy Hill Road is hereby deleted in its entirety and replaced with Exhibit "A-1" attached hereto.

      (b) EXHIBIT "C" to the Agreement is hereby deleted in its entirety and replaced with EXHIBIT "C" attached hereto.

            (c) EXHIBIT "G" to the Agreement is hereby deleted in its entirety and replaced with EXHIBIT "G" attached hereto.

            (d) EXHIBIT "P" to the Agreement is hereby deleted in its entirety and replaced with EXHIBIT "P" attached hereto.

      9. Health Club Lease. Purchaser desires for the Lease Agreement with Corporate Sports Unlimited, Inc. dated February 1, 1993 with respect to premises in 2300 Windy Ridge Parkway to be converted to a month-to-month lease effective as of January 1, 2005, which month-to-month lease shall be terminable by Landlord on not more than sixty (60) days notice and otherwise on the terms set forth in such Lease Agreement. Seller hereby agrees that prior to Closing, Seller shall make no commitments or agreements with the tenant under such Lease which would be inconsistent with Purchaser's desire to convert such Lease to a month-to-month lease effective as of January 1, 2005.

      10. Approval of Forms of Management Agreement and Leasing Agreement. Purchaser and Seller agree that their mutual approval, on or before October 13, 2004, of the terms of the Management Agreement and the Leasing Agreement shall be conditions precedent to the obligations of Seller and Purchaser to consummate the transactions contemplated by the Agreement. Purchaser and Seller each agree to act reasonably and in good faith to agree upon the terms of the Management Agreement and the Leasing Agreement on or before October 13, 2004.

      11. W.H. Smith Termination Payment. Seller and Purchaser hereby acknowledge and agree that pursuant to Section 4.3(a) of the Agreement the termination payment (the "Termination Payment") previously paid to Seller by W
H. Smith, Inc. shall be retained by Seller without any adjustment to the Purchase Price. Notwithstanding the foregoing, Seller agrees that if the Lender requires the Termination Payment to be paid to Lender in reduction of the Loan (and without imposition of any prepayment provision or penalty), Seller shall pay the Termination Payment to Lender in reduction of the Loan prior to Closing (thereby reducing the amount of the credit against the Purchase Price under Section 2.5(b) of the Agreement), and Purchaser consents to such prepayment. Seller and Purchaser further agree that if the Lender requires as additional security for the Loan until such time as the space previously leased by W. H. Smith, Inc., has been re-leased, that any portion of the Termination Payment be deposited in escrow (the "Escrow"), Seller shall deposit such funds in the Escrow, and in such case, Seller shall transfer and assign to Purchaser at Closing all of Seller's right, title and interest in and to the Escrow, and Seller shall receive a credit at Closing in the amount equal to the balance of the proceeds in the Escrow as of the date of Closing.

      12. Title and Survey. Except as a result of Seller's failure to cure Monetary Objections or to comply with Seller's obligations under Section 5.1 of the Agreement, Purchaser hereby waives any right to terminate the Agreement under Section 3.4 thereof as a result of any title or survey objections set forth in the letter from Sutherland Asbill & Brennan LLP to Seller dated October 6, 2004, which letter constitutes the "First Title Notice" pursuant to Section
3.4 of the Agreement. The foregoing shall in no event limit or affect Purchaser's right to give a Subsequent Title Notice to Seller from time to time as provided in Section 3.4 of the Agreement, such right being hereby expressly reserved by Purchaser.

      13. Inspection Period. Purchaser does hereby waive any right to terminate the Agreement under Section 3.6 thereof. Notwithstanding the foregoing, if Purchaser terminates this Agreement pursuant to this Second Amendment, the Escrow Agent shall pay the Earnest Money to Purchaser.

      14. Estoppel Certificates. Purchaser acknowledges that Purchaser has received all Tenant Estoppel Certificates required to be delivered to Purchaser under Section 6.1(c) of the Agreement except for the Tenant Estoppel Certificate from General Electric Company with respect to its Lease at 3200 Windy Hill Road and that upon the receipt by Purchaser of the required Tenant Estoppel Certificate from General Electric Company with respect to its Lease at 3200 Windy Hill Road, the condition set forth in Section 6.1(c) of the Agreement shall be satisfied.

      15. Binding Effect, Governing Law and Counterparts. This Second Amendment shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Georgia. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Each party shall be entitled to rely upon the facsimile receipt of this Second Amendment signed by the other party, and the facsimile copy of the executed signature pages of any counterpart hereof may be appended or attached to any other counterpart, and, provided that both parties hereto shall have executed a counterpart hereof, this Second Amendment shall be valid and binding upon the parties notwithstanding the fact that the execution of both parties may not be reflected upon any one single counterpart. Except as amended hereby, the Agreement is and shall remain unmodified and in full force and effect.

                     [Signatures commence on following page]

      IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day, month and year first above written.

                                SELLER:

                                WILDWOOD ASSOCIATES,
                                a Georgia general partnership

                                By: Cousins Properties Incorporated,
                                    a Georgia corporation, General Partner

                                    By: /s/ Jack A. LaHue
                                       -----------------------------------------
                                    Name: Jack A. LaHue
                                    Title: Senior Vice President

                                By: International Business Machines Corporation,
                                    a New York corporation, General Partner

                                By: /s/ Richard K. Wood, Jr.
                                    --------------------------------------------
                                Name: Richard K. Wood, Jr.
                                Title: Director Real Estate Asset
                                       Management and Investments

                                PURCHASER:

                                2300 WINDY RIDGE PARKWAY INVESTORS
                                LLC, a Delaware limited liability company

                                By: UBS Realty Investors LLC, a Massachusetts
                                    limited liability company, its Manager

                                By: /s/ Michael T. Mistretta
                                   --------------------------------------------
                                Name: MICHAEL T. MISTRETTA
                                Title: Director

                                  EXHIBIT "A-1"

                              3175 Windy Hill Road

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 987 of the 17th District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the corner common to Land Lots 939, 940, 987 and 988, said District, Section and County; running thence along the Land Lot line common to Land Lots 940 and 987 south 00 degrees 07 minutes 30 seconds east a distance of 80.00 feet to a point, which point marks the POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, thence leaving said common Land Lot line and running along the arc of a curve to the left (said arc being subtended by a chord bearing south 82 degrees 56 minutes 28 seconds east a chord distance of 274.30 feet and having a radius of 565.00 feet) an arc distance of 277.07 feet to a point on the westerly right-of-way line of Windy Hill Road (having a varying right-of-way width); running thence along the westerly right-of-way line of Windy Hill Road south 11 degrees 56 minutes 30 seconds east a distance of 254.55 feet to an iron pin found (1/2" rebar); thence leaving the westerly right-of-way line of Windy Hill Road and running south 89 degrees 52 minutes 30 seconds west a distance of 324.27 feet to a point; running thence north 00 degrees 07 minutes 30 seconds west a distance of 283.45 feet to a point, which point marks the POINT OF BEGINNING; said tract being designated 3175 Windy Hill Road and being shown as containing 75,867 square feet or 1.742 acres, more or less, on Survey for Cousins Properties Incorporated and Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John Evan Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, revised July 22, 2004.

TOGETHER WITH a permanent non-exclusive easement for the construction, installation, maintenance and repair of underground utilities, conduits and facilities, and for pedestrian and vehicular access, ingress and egress under, across, over and through the following described property:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 987 of the 17th District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the corner common to Land Lots 939, 940, 987 and 988, said District, Section and County; running thence along the Land Lot line common to Land Lots 940 and 987 South 00 degrees 07 minutes 30 seconds East a distance of 80.00 feet to a point; thence leaving such common Land Lot line and run along an arc of a curve to the left (said arc being subtended by a chord bearing South 82 degrees 56 minutes 28 seconds East a chord distance of 274.30 feet and having a radius of 565.00 feet) an arc distance of
277.07 feet to a point on the westerly line of the right-of-way of Windy Hill Road, which point marks the POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, running thence along an arc of a curve to the right (said arc being subtended by a chord bearing South 84 degrees 52 minutes 50 seconds West a chord distance of 36.87 feet and having a radius of 565.00 feet) an arc distance of 36.88 feet to a point; running thence North 33 degrees 48 minutes 16 seconds East a distance of 51.54 feet to a point on the westerly line of the right-of-way of Windy Hill Road; running thence along an arc of a curve to the left (said arc being subtended by a chord bearing South 11 degrees 11 minutes 50 seconds East a chord distance of 23.54 feet and having a radius of 905.95 feet) and following the westerly line of the right-of-way of Windy Hill Road an arc distance of 23.54 feet to a point; running thence South 11 degrees 56 minutes 30 seconds East along the westerly line of the right-of-way of Windy Hill Road a distance of 16.81 feet to THE POINT OF BEGINNING; said tract being shown on Survey of 3175 Windy Hill Road for Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John Evan Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.

ALSO TOGETHER WITH a temporary (for the term hereinafter provided) non-exclusive easement for the construction, installation, maintenance and repair of underground utilities, conduits and facilities, and for pedestrian and vehicular access, ingress and egress under, across, over and through the following described property:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 987 of the 17th District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the corner common to Land Lots 939, 940, 987 and 988, said District, Section and County; running thence along the land lot line common to Land Lots 940 and 987 South 00 degrees 07 minutes 30 seconds East a distance of 80.00 feet to a point, which point marks the POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, thence leaving said common land lot line and running North 21 degrees 06 minutes 27 seconds East a distance of 30.00 feet to a point; running thence along the arc of a curve to the left (said arc being subtended by a chord bearing South 83 degrees 32 minutes 23 seconds East a chord distance of 270.57 feet and having a radius of
535.00 feet) an arc distance of 273.54 feet to a point; running thence along the arc of a curve to the left (said arc being subtended by a chord bearing South 04 degrees 57 minutes 53 seconds East a chord distance of 12.32 feet and having a radius of 1,480.00 feet) an arc distance of 12.32 feet to a point on the northerly right-of-way line of Windy Hill Road; running thence along the northerly right-of-way line of Windy Hill Road South 78 degrees 03 minutes 30 seconds West a distance of 12.24 feet to a point on the westerly right-of-way line of Windy Hill Road; running thence along the westerly right-of-way line of Windy Hill Road South 11 degrees 56 minutes 30 seconds East a distance of 16.81 feet to a point; thence leaving the westerly right-of-way line of Windy Hill Road and running along an arc of a curve to the right (said arc being subtended by a chord bearing North 82 degrees 56 minutes 28 seconds West a chord distance of 274.30 feet and having a radius of 565.00 feet) an arc distance of 277.07 feet to a point, which point marks the POINT OF BEGINNING; said tract being shown on Survey of Bright Horizons Children's Center for Wildwood Associates, prepared by Engineering & Inspection Systems, Inc., certified by John Evan Norton, Georgia Registered Land Surveyor No. 1848, dated April 14, 1993, revised May 18, 1993.

LESS AND EXCEPT from the foregoing described temporary easement area the portion thereof within the boundaries of the permanent easement area described above.

This temporary easement shall expire and be of no further force or effect upon the earlier of (i) June 30, 2009 or (ii) the termination of the existing lease between Wildwood Associates and

Bright Horizons Children's Centers, Inc., dated April 30, 1993, as amended by First Amendment to Lease between Wildwood Associates and Bright Horizons Children's Centers, Inc., dated May 20, 1993, and as further amended by Second Amendment to Lease between Wildwood Associates and Bright Horizons Children's Centers, Inc., dated September 12, 2000, it being understood and agreed that this temporary easement is granted to Grantee solely for the purpose of providing to Grantee an easement which, when combined with the permanent easement described above, corresponds to the easement heretofore granted to the tenant under the aforesaid existing lease. Grantee's utilization of this temporary easement and exercise of its rights of construction, installation, maintenance and repair under this temporary easement shall be limited solely to the circumstances that will allow Grantee to satisfy the obligations of the "Lessor" under the aforesaid existing lease.

AND ALSO TOGETHER WITH the easement rights appurtenant to said first described property created and established by:

(a) Master Declaration of Covenants and Cross-Easements for Wildwood Office Park by Cousins Properties Incorporated, dated January 23, 1991, recorded in Deed Book 5992, page 430, in the office of the Clerk of the Superior Court of Cobb County, Georgia, as amended by First Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park dated June 26, 1992, recorded in Deed Book 6839, page 241, aforesaid records, as further amended by Second Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 13, 2000, filed for record December 20, 2000, recorded in Deed Book 13316, page 3847, aforesaid records, as further amended by Third Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of December 18, 2001, filed for record December 21, 2001, recorded in Deed Book 13465, page 958, aforesaid records, as further amended by Fourth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 30, 2003, recorded in Deed Book 13879, page 942, aforesaid records, and as further amended by Fifth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park, dated as of September 20, 2004, recorded in Deed Book 14045, page 4872, aforesaid records.

(b) Easement Agreement among O'Neill Enterprises, Inc., The Griffin Company, The Powers Ridge Office Park Condominium Association, Inc., and River Properties Incorporated dated March 1, 1984, recorded in Deed Book 3130, page 48, aforesaid records.

(c) Sewer easement reserved in Warranty Deed from River Properties, Incorporated to United States of America dated December 19, 1979, recorded in Deed Book 2125, page 446, aforesaid records.

(d) Sewer easement reserved in Warranty Deed from Lenox Peachtree Incorporated to United States of America dated December 19, 1979, recorded in Deed Book 2125, page 448, aforesaid records, as modified by Easement Modification Agreement dated September 16, 1982, recorded in Deed Book 2591, page 353, aforesaid records, as further modified by Easement Modification Agreement dated November 28, 1983, recorded in Deed Book 2949, page 52, aforesaid records, as further modified by Easement

      Modification Agreement dated February 20, 1987, recorded in Deed Book 4367, page 98, aforesaid records.

(e) Limited Warranty Deed from Cousins Properties Incorporated to Wildwood Associates dated May 18, 1993, recorded in Deed Book 7362, page 355, aforesaid records.

                                   EXHIBIT "C"

                          LIST OF COMMISSION AGREEMENTS

2300 Windy Ridge Parkway:

1. Letter agreement between Wildwood Associates, as Owner, and Flagship Group, Inc., as Broker, dated June 13, 1995, fully executed on June 16, 1995, regarding Office Depot, Inc., as Tenant.

2. Letter agreement between Wildwood Associates, as Owner, and The Miller-Richmond Company, as Broker, dated September 7, 1994, as revised April 3, 1995, fully executed on April 24, 1995, regarding Federal Home Loan Mortgage Corporation, as Tenant.

3. Commission Agreement between Wildwood Associates, as Landlord, and AFCO Realty, L.L.C., as Broker, dated September 11, 2003 regarding Assignment of Lease and First Amendment to Lease dated July 31, 2003, between Tenant and Frederick Abeles, D.D.S., P.C., as Tenant.

4. Commission Agreement between Wildwood Associates, as Lessor, and Cushman & Wakefield of Georgia, Inc., as Broker, dated April 25, 1995, fully executed on May 1, 1995, regarding Computer Associates International, Inc., as Tenant.

5. Letter agreement between Wildwood Associates, as Owner, and CK-Atlanta Office Management, Inc. (Childress Klein Properties), dated February 8, 1993, revised February 25, 1993 regarding Stanley D. Lindsey & Associates, Ltd., as Tenant.

6. Letter agreement between Wildwood Associates, as Landlord, and The Galbreath Company, now known as AFCO Realty Services, LLC, as Broker, dated May 4, 1995 and letter dated May 23, 1997, regarding Life Office Management Association, Inc., as Tenant.

7. Letter agreement between Wildwood Associates, as Owner, and Insignia/ESG, as Broker, dated June 29, 2001 regarding Manhattan Associates, Inc., as Tenant.

8. Commission Agreement between Wildwood Associates, as Landlord, and The Fulton Group, Inc., as Broker, dated January 25, 1995 regarding U.S.A. Food Corporation, a/k/a Cafe 2300, as Tenant.

9. Letter agreement between Wildwood Associates, as Owner, and J.P. Associates, as Broker, dated June 5, 1996, fully executed on June 7, 1996, regarding Financial Service Corporation, as Tenant.

10. Letter agreement between Wildwood Associates, as Owner, and Advantis, as Broker, dated May 8, 2001 regarding Scientific Research Corporation, as Tenant.

11. Commission Agreement between Wildwood Associates, as Owner, and Carter & Associates, as Broker, dated June 8, 1998, fully executed on July 17, 1998, regarding The Profit Recovery Group International I, Inc., as Tenant.

12.A Commission Agreement between Wildwood Associates, as Owner, and Cushman & Wakefield of Georgia, Inc., as Broker, dated February 27, 2001 regarding International Paper Company, as Tenant.

12.B Letter Agreement between Wildwood Associates and Carter and Associates dated May 10, 1989 regarding Champion International Paper.

12.C Letter Agreement between Wildwood Associates and Corporate Property Consultants dated February 29, 1996 regarding Champion International Corp.

13. Commission Agreement between Wildwood Associates, as Landlord, and The T.J. Wesley Co., Inc. d/b/a The Wesley Company, as Broker, dated October 6, 2003 regarding Citigroup Global Markets Inc., as Tenant.

2401 Windy Ridge Parkway:

      None

3050 Windy Hill Road:

      None

3175 Windy Hill Road:

      None

3200 Windy Hill Road:

1. Letter agreement between Wildwood Associates, as Owner, and Carter & Associates, L.L.C., as Broker, dated March 10, 2003 regarding Coca-Cola Enterprises Inc., Coca-Cola Bottlers Sales & Service Company and the CBS Joint Venture, as Tenant.

2. Commission Agreement between Wildwood Associates, as Landlord, and Tipps Realty Services, LLC, as Broker, dated on or about April 25, 2003 (undated) regarding Alliance Data Systems Corporation, as Tenant.

3. Letter agreement between Wildwood Associates, as Owner, and Jones Lang LaSalle Financial & Corporate Services, Inc., as Broker, dated March 31, 1999, as revised April 14, 1999 regarding PricewaterhouseCoopers, LLP, as Tenant.

4. Commission Agreement between Wildwood Associates, as Landlord, and Carter & Associates, as Broker, dated February 28, 2003 regarding Envision Communications, Inc., as Tenant (currently Educational Concepts Group, Inc. is tenant as to 2,534 RSF and Envision Communications is tenant as to 11,131 RSF).

5. Commission Agreement between Wildwood Associates, as Landlord, and Cushman & Wakefield of Georgia, Inc., as Broker, dated May 10, 2004, related to General Electric Company, as Tenant, as affected by letter from General Electric Company and Cushman & Wakefield of Georgia, Inc. to Cousins Properties Incorporated dated May 12, 2004, and response letter from Cousins Properties Incorporated dated May 21, 2004.

1547 Powers Ferry Road:

1. Leasing Commission Agreement between Wildwood Office Park, Inc., as Lessor, and Brannen Goddard Company, as Broker, dated March 1, 1985 regarding First Georgia Bank of Cobb County (now known as Wachovia Bank, N.A.), as Lessee.

1927 Powers Ferry Road:

      None

1931 Powers Ferry Road:

      None

1935 Powers Ferry Road:

1. Letter agreement between Wildwood Associates, as Owner, and Foremark, Ltd., as Broker, dated July 31, 2002 regarding Famous Dave's Ribs, Inc.

1945 Powers Ferry Road:

      None

                                   EXHIBIT "G"

                                 LIST OF LEASES

2300 Windy Ridge Parkway:

1. Lease Agreement between Wildwood Associates, as Landlord, and Aumund Corporation, as Tenant, dated October 8, 2002, as amended by Letter dated November 30, 2002.

2.    Letter of Agreement dated April 1, 1996 between BellSouth
      Telecommunications, Inc. and Cousins Properties Incorporated and Communications Site Access Agreement between Wildwood Associates and Bell South Mobility Inc., dated February 4, 1997.

3. Lease Agreement between Wildwood Associates, as Landlord, and Casablanca Hair d/b/a Boardroom Barbers at Wildwood, as Tenant, dated October 10, 1995, as amended by First Amendment to Lease between the same parties, dated August 25, 2000.

4. Lease Agreement between Wildwood Associates, as Landlord, and Chevron U.S.A. Inc., as Tenant, dated June 15, 1989, as amended by First Amendment to Lease between the same parties, dated as of May 11, 1990; as further amended by Second Amendment to Lease between the same parties, dated as of December 20, 1990; as further amended by Third Amendment to Lease between the same parties, dated as of August 15, 1991; as evidenced by Memorandum of Lease between the same parties, dated August 28, 1992; as further amended by Fourth Amendment to Lease between the same parties, dated as of September 10, 1992; as further amended by Fifth Amendment to Lease between the same parties, dated as of September 30, 1992; as further amended by Sixth Amendment to Lease between the same parties, dated July 29, 1994; as further amended by Seventh Amendment to Lease between the same parties, dated August 31, 1998; as further amended by Standard Sublease Agreement with Manhattan Associates, Inc. dated November 20, 2000 and Consent to Sublease dated November 20, 2000.

5. Lease Agreement between Wildwood Associates, as Landlord, and Citigroup Global Markets, Inc., as Tenant, dated October 14, 2003.

6. Lease Agreement between Wildwood Associates, as Landlord, and Coca-Cola Enterprises, Inc., as Tenant, dated August 8, 2002.

7. Lease Agreement between Wildwood Associates, as Landlord, and Computer Associates International, Inc., as Tenant, dated May 9, 1988; as amended by First Amendment to Lease between the same parties, dated August 25, 1988; as further amended by Second Amendment to Lease between the same parties, dated January 27, 1989; as further amended by Third Amendment to Lease between the same parties, dated February 16, 1990; as further amended by Fourth Amendment to Lease between the same parties, dated April 27, 1995.

8. Lease Agreement between Wildwood Associates, as Landlord, and Corporate Sports Unlimited, Inc., as Tenant, dated as of February 1, 1993.

9. Retail Area Lease between Wildwood Associates, as Landlord, and Cousins Management, Inc., as Tenant, dated as of July 31, 1989; as amended by First Amendment to Lease between Wildwood Associates, as Landlord, and Cousins Properties Incorporated, successor in interest to Tenant, dated August 31, 1994; as further amended by Second Amendment to Lease between the same parties, dated as of September 21, 1995; as further amended by Third Amendment to Lease between the same parties, dated November 28, 2000.

10. Lease Agreement between Wildwood Associates, as Landlord, and Mahesh J. Desai d/b/a VIP Cleaners, as Tenant, dated March 31, 2004, as amended by First Amendment to Lease Agreement dated August 18, 2004.

11. Communications License Agreement between Wildwood Associates, as Licensor, and Cypress Communications, Inc., as Licensee, dated June 21, 2000; as amended by First Amendment to Communications License Agreement between the same parties, dated November 1, 2002.

12. Lease Agreement between Wildwood Associates, as Landlord, and Dr. Frederick Abeles, as Tenant, dated October 14, 1993; as assigned and amended by Assignment of Lease and First Amendment to Lease Agreement among Wildwood Associates, as Landlord, Dr. Frederick Abeles, as Current Tenant, and Frederick Abeles, D.D.S., P.C., as Tenant, dated July 31, 2003.

13. Lease Agreement between Wildwood Associates, as Lessor, and Financial Service Corporation, as Lessee, dated March 29, 1990; as amended by First Amendment to Lease between the same parties, dated October 12, 1990; as further amended by Second Amendment to Lease between the same parties, dated as of June 1, 1991; as further amended by Third Amendment to Lease between the same parties, dated September 30, 1993; as further amended by Fourth Amendment to Lease between the same parties, dated December 22, 1993; as further amended by Letter dated December 28, 1994; as further amended by Fifth Amendment to Lease between the same parties, dated May 31, 1996; as further amended by Sixth Amendment to Lease between the same parties, dated July 15, 1996; as further amended by Seventh Amendment to Lease between the same parties, dated August 19, 1996; as further amended by Eighth Amendment to Lease between the same parties, dated September 30, 1996; as further amended by Ninth Amendment to Lease between the same parties, dated October 29, 1996; as further amended by Tenth Amendment to Lease between the same parties, dated September 15, 1997; as further amended by Eleventh Amendment to Lease between the same parties, dated February 1, 1998; as further amended by Twelfth Amendment to Lease between the same parties, dated May 23, 2000; as further amended by Supplemental Agreement between the same parties dated May 23, 2000; as further amended by Thirteenth Amendment to Lease between the same parties, dated May 31, 2001.

14. Lease Agreement between Wildwood Associates, as Landlord, and Federal Home Loan Mortgage Corporation, as Tenant, dated April 17, 1995; as amended by Letter Agreement dated December 7, 1995; as further amended by Letter Agreement dated January 18, 1996; as further amended by First Amendment to Lease Agreement between the same parties, dated November 13, 2001; as further amended by Second Amendment to Lease Agreement between the same parties, dated October 8, 2003.

15. Lease Agreement between Wildwood Associates, as Lessor, and Champion International Corporation, as Lessee, dated May 2, 1989; as amended by First Amendment to Lease between the same parties, dated March 29, 1996; as further amended by Second Amendment to Lease between the same parties, dated August 25, 1998; as further amended by Third Amendment to Lease between Wildwood Associates, as Lessor, and International Paper Company as successor-in-interest to Tenant, dated February 26, 2001; as further amended by Fourth Amendment to Lease Agreement between the same parties, dated July 14, 2003.

16. Lease Agreement between Wildwood Associates, as Landlord, and Life Office Management Association, Inc., as Tenant, dated April 3, 1995; as amended by Agreement between the same parties, dated as of April 3, 1995; as further amended by First Amendment to Lease Agreement between the same parties, dated November 10, 1997; as further amended by that certain Sublease with Manhattan Associates, Inc. dated October __, 2000 and Consent to Sublease dated October 25, 2000.

17. Lease Agreement between Wildwood Associates, as Landlord, and Manhattan Associates, LLC, as Tenant, dated June 25, 2001; as further amended by First Amendment to Lease Agreement between the same parties, dated June 10, 2002 as affected by Supplemental Notice dated August 8, 2003.

18. Telecommunications License Agreement between Wildwood Associates, as Licensor, and MCI Metro Access Transmission Services, Inc., as Licensee, dated as of May 10, 1995; as amended by First Amendment to Telecommunications License Agreement between the same parties, dated September 13, 2000.

19. Lease Agreement between Wildwood Associates, as Landlord, and Office Depot, Inc., as Tenant, dated September 26, 1995; as amended by Letter dated September 8, 1995; as further amended by Letters dated March 7, 2000 and March 23, 2000 exercising renewal option.

20. Lease Agreement between Wildwood Associates, as Landlord, and The Profit Recovery Group International I, Inc., as Tenant, dated July 17, 1998.

21. Lease Agreement between Wildwood Associates, as Landlord, and Scientific Research Corporation, as Tenant, dated August 23, 2001; as amended by First Amendment to Lease Agreement between the same parties, dated March 19, 2003.

22. Lease Agreement between Wildwood Associates, as Lessor, and Stanley D. Lindsey & Associates, Ltd., as Lessee, dated March 29, 1993; as amended by First Amendment to Lease between the same parties, dated March 15, 1994; as further amended by Letter dated December 28, 1994; as further amended by Second Amendment to Lease between the same parties, dated January 31, 1996; as further amended by Third Amendment to Lease Agreement between the same parties, dated February 24, 2003.

23. Standard Form ATM Lease between Wildwood Associates, as Landlord, and SunTrust Bank, Atlanta, as Tenant, dated April 27, 1998; as amended by Letter Agreement dated February 16, 2000; as further amended by Letter Agreement dated February 15, 2002; as further amended by First Amendment to Lease between the same parties, dated February 23, 2004.

24. Communications Building Access Agreement between Wildwood Associates, as Landlord, and Teleport Communications, Inc., as User, dated as of September 20, 2000; as further amended by Confirmation Notice dated November 6, 2000.

25. Specialty License Agreement between Wildwood Associates, as Licensor, and Thomas Strickland, as Licensee, dated as of April 11, 2002.

26. Lease Agreement between Wildwood Associates, as Landlord, and U.S.A. Food Corporation, as Tenant, dated January 25, 1995; as amended by First Amendment to Lease between the same parties, dated July 31, 1998; as assigned by Assignment and Assumption of Lease Agreement among Wildwood Associates, as Landlord, U.S.A. Food Corporation, as Assignor, and K & Lee Family, Inc., as Assignee, dated May 31, 2003, effective May 31, 2003.

27. Drop Box Agreement between Wildwood Associates and Airborne Express dated April 26, 1993.

28. Federal Express Placement Agreement between Wildwood Associates and Federal Express Corporation dated April 19, 2002, as amended by FedEx Placement Agreement and Supplier Profile letter dated June 15, 2004.

29. Information Service Agreement dated May 21, 2001, between Captivate Network, Inc. and Wildwood Associates for the building commonly known as 2300 Windy Ridge Parkway, Atlanta, Georgia (10 elevators), as amended by letter agreement dated August 9, 2004.

3050 Windy Hill Road

1. Ground Lease between Wildwood Associates, as Landlord, and Houston's Restaurants, Inc., as Tenant, dated July 9, 1992; as evidenced by Memorandum of Lease between the same parties, dated as of July 9, 1992, filed for record September 11, 1992, recorded in Deed Book 6839, page 252, Cobb County, Georgia records; as amended by First Amendment to Ground Lease between the same parties, dated as of July 31, 1992; as further amended by Second Amendment to Ground Lease between the same parties, dated May 31, 1993; as further amended by Third Amendment to Ground Lease between the same parties, dated July 15, 1993; as affected by Letter Agreement between the same parties, dated September 2, 1993; as affected by Quitclaim Deed dated August 18, 1995; as amended by letter from Landlord dated January 18, 1995; as further amended by Fourth Amendment to Ground Lease between the same parties, dated as of October 13, 1998.

3175 Windy Hill Road:

1. Lease between Wildwood Associates, as Landlord, and Bright Horizons Children's Centers, Inc., as Tenant, dated April 30, 1993; as evidenced by Memorandum of Lease between the same parties dated May 20, 1993, recorded in Deed Book 7464, page 51, Cobb County, Georgia records; as amended by Agreement regarding terms of Lease undated; as amended by First Amendment to Lease between the same parties, dated May 20, 1993; as affected by Disclosure Statement among Landlord, Tenant and AFCO Realty Associates, Inc., dated November 19, 1993; as affected by Letter from Landlord, dated January 18, 1995; as further amended by Second Amendment to Lease Agreement between the same parties, dated September 12, 2000.

3200 Windy Hill Road:

1. Lease Agreement between Wildwood Associates, as Landlord, and ADS Alliance Data Systems, Inc., as Tenant, dated April 25, 2003.

2. Lease Agreement between Wildwood Associates, as Landlord, and Coca-Cola Bottlers Sales & Service Company, LLC, as Tenant, and Coca-Cola Enterprises, Inc. ("CCE"), dated March 31, 2003; as amended by Agreement Regarding Lease Termination and Replacement Lease among Landlord, Tenant and Coca-Cola Enterprises, Inc., dated as of March 31, 2003; as affected by Lease Agreement between Wildwood Associates, as Landlord, and Coca-Cola Enterprises, Inc., as Tenant, dated March 31, 2003, as amended by Supplemental Notice from Landlord dated November 21, 2003.

3. Lease Agreement between Wildwood Associates, as Landlord, and Coca-Cola Enterprises, Inc., dated March 31, 2003; as amended by First Amendment to Lease Agreement between the same parties, dated June 23, 2003; as further amended by Second Amendment to Lease Agreement between the same parties, dated as of March 1, 2004.

4. Lease Agreement between Wildwood Associates, as Landlord, and Coca-Cola Enterprises, Inc., as Tenant, dated March 31, 2003, as further amended by Supplemental Notice from Landlord, dated May 19, 2003; as further amended by Letter Agreement between the same parties, dated September 30, 2003; as further amended by Letter Agreement between the same parties dated January 30, 2004.

5. Communications License Agreement between Wildwood Associates, as Licensor, and Cypress Communications, Inc., as Licensee, dated June 21, 2000; as amended by First Amendment to Communications License Agreement between the same parties, dated November 1, 2002.

6. Lease Agreement between Wildwood Associates, as Landlord, and Mahesh J. Desai d/b/a VIP Cleaners, dated March 31, 2004, as amended by First Amendment to Lease Agreement dated August 18, 2004.

7. Lease Agreement between Wildwood Associates, as Landlord, and Envision Communications, Inc., as Tenant, dated February 27, 2003; as amended by Indemnity Agreement Related to Tenant Finish Work between the same parties, dated February 6,

      2003; as further amended by First Amendment to Lease Agreement between the same parties, dated September 4, 2003; as affected by letter from Landlord dated August 12, 2003; as further amended by Supplemental Notice from Landlord, dated August 13, 2003; as affected by letter from Tenant dated February 15, 2004; as further amended by Second Amendment to Lease Agreement between the same parties, dated March 24, 2004; as partially assigned by Tenant to Educational Concepts Group, Inc. by Assignment and Assumption of Lease Agreement dated March 24, 2004.

8. Lease Agreement between Wildwood Associates, as Landlord, and General Electric Company, as Tenant, dated April 6, 2004, as affected by letter from General Electric Company to Wildwood Associates, dated July 29, 2004.

9. Lease between Wildwood Associates, as Landlord, and International Business Machines Corporation, as Tenant, dated as of December 18, 1989; as amended by First Amendment to Lease between the same parties, dated as of August 31, 1990; as further amended by Supplemental Agreement between the same parties, dated as of May 9, 1991; as further amended by Third Amendment to Lease between the same parties, dated as of October 10, 1991; as amended by letter from Landlord dated December 27, 1994; as further amended by Fourth Amendment to Lease between the same parties, dated as of May 10, 1995; as affected by letter from Tenant dated June 26, 1995; as further amended by Fifth Amendment to Lease between the same parties, dated as of August 23, 1995; as affected by Sublease between Tenant, as Sublessor, and Technology Solutions Company, as Subtenant, dated as of October 1, 1995 with Consent to Sublease by Landlord, dated October 25, 1995; as further amended by Sixth Amendment to Lease between the same parties, dated as of October 31, 1996; as amended by Letter from Tenant, dated September 22, 1997; as further amended by Seventh Amendment to Lease between the same parties, dated as of December 15, 2000; as amended by Letter from Tenant, dated September 20, 2002; as further amended by Eighth Amendment to Lease between Landlord and Tenant, dated February 27, 2003; as further amended by Ninth Amendment to Lease between the same parties, dated as of March 3, 2003; as further amended by Tenth Amendment to Lease between the same parties, dated as of April 1, 2003; as further amended by Eleventh Amendment to Lease between the same parties, dated as of April 4, 2003; as further amended by Twelfth Amendment to Lease between the same parties, dated as of April 7, 2003; as further amended by Thirteenth Amendment to Lease between the same parties, dated as of June 30, 2003; as further amended by Fourteenth Amendment to Lease between the same parties, dated as of July 28, 2003; as affected by Letter from Tenant, dated August 8, 2003; as affected by Letter from Tenant dated October 28, 2003; as further amended by Fifteenth Amendment to Lease between the same parties, dated March 1, 2004; as further amended by Sixteenth Amendment to Lease between the same parties, dated as of March 30, 2004; as further amended by Seventeenth Amendment to Lease between the same parties, dated as of April 27, 2004.

10. Lease Agreement between Wildwood Associates, as Landlord, and Price Waterhouse, as Tenant, dated November 30, 1992; as amended by First Amendment to Lease between the same parties, dated April 10, 1998; as further amended by Second Amendment to Lease between Landlord and PricewaterhouseCoopers, LLP, successor in interest to Tenant, dated as of August 12, 1999; as amended by Supplemental Notice between the same parties, dated January 5, 2000; as further amended by Third Amendment to Lease between the same parties, dated April 1, 2000; as affected by Sublease between International Business Machines Corporation, as Sublessor, and Pricewaterhousecoopers LLP, as Sublessee, dated as of October 1, 2002 with Consent and Agreement among Landlord, Sublessee and Tenant, dated December 12, 2002 as affected by Assignment and Assumption Agreement between Sublessee and PwCC LP dated as of October 1, 2002, as further amended by Letter from Tenant, dated October 7, 2003; as further amended by letter from Tenant dated October 28, 2003; as affected by Termination Agreement dated February 23, 2004.

11. Telecommunications License Agreement between Wildwood Associates, as Licensor, and Metrex Corporation d/b/a Metropolitan Fiber Systems of Atlanta, Inc., as Licensee, dated as of January 9, 1995; as amended by First Amendment to Telecommunications License Agreement between the same parties, dated December 6, 2000.

12. Lease Agreement between Wildwood Associates, as Landlord, and Thomas C. Lim, d/b/a Plaza Newstand, as Tenant, dated May 18, 2004.

13. Communications Site Access Agreement between Wildwood Associates and Radscan of Atlanta, Inc. d/b/a/ AlarmNet, as User, dated November 1, 1996.

14. Communications Site Access Agreement between Wildwood Associates, as Owner, and Southern Communications Services, Inc., as User, dated as of June 13, 1996, as affected by Renewal Letter from Tenant dated December 19, 2001.

15. Communications Building Access Agreement between Wildwood Associates, as Landlord, and Teleport Communications Atlanta, Inc., as User, dated as of September 20, 2000; as affected by Confirmation Notice from Landlord dated November 1, 2000.

16. Lease Agreement between Wildwood Associates, as Landlord, and YHS, Inc. d/b/a Wildwood Cafe, as Tenant, dated April 6, 2004.

17. Letter Center Agreement between Wildwood Associates and United Parcel Service, Inc., dated effective January 1, 2004.

18. Information Service Agreement dated June 6, 2001, between Captivate Network, Inc. and Wildwood Associates for the building commonly known as 3200 Windy Hill Road, Atlanta, Georgia (12 elevators), as amended by letter agreement dated August 9, 2004.

1931 Powers Ferry Road:

1. Lease between Wildwood Associates, as Landlord, and La Madeleine of Georgia, Inc., as Tenant, dated March 7, 1996; as amended by Addendum to Lease between the same parties, dated March 7, 1996; as further amended by Supplemental Agreement undated; as evidenced by Short Form of Lease between the same parties, dated as of March 7, 1996; as further amended by First Amendment to Lease between the same parties, effective March 7, 1996; as further amended by Second Amendment to Lease between the same parties, dated December 10, 1996; as further amended by Third Amendment to

      Lease between the same parties, dated July 30, 1998; as affected by Landlord's Agreement Regarding Equipment executed by Wildwood Associates on September 24, 2004.

1935 Powers Ferry Road:

1. Lease Agreement between Wildwood Associates, as Landlord, and Famous Dave's Ribs, Inc., as Tenant, dated October 1, 2002; as amended by Letter Agreement between the same parties, dated December 12, 2002; as amended by Supplemental Agreement between the same parties, dated December 30, 2002; as affected by Sublease Agreement between Tenant and Famous Ribs of Marietta, LLC, as Sublessee, dated as of September 19, 2003, with Consent to Sublease among Landlord, Tenant and Sublessee, dated October 27, 2003.

1945 Powers Ferry Road:

1. Lease between Wildwood Office Park, Inc., as Landlord, and TGI Friday's Inc., as Tenant, dated December 20, 1983; as evidenced by a Memorandum of Lease between the same parties, dated as of March 13, 1984, recorded in Deed Book 3056, page 304, Cobb County, Georgia Records, as amended by First Amendment to Lease between the same parties, dated March 14, 1984; as further amended by Second Amendment to Lease between the same parties, dated June 19, 1984; as further amended by Third Amendment to Lease between the same parties, dated as of September 17, 1984; as further evidenced by Revised and Supplemental Memorandum of Lease between the same parties dated October 3, 1984, recorded in Deed Book 3284, page 242, Cobb County, Georgia records; as affected by letter from Landlord dated January 18, 1995; as amended by letter agreement between the same parties dated September 17, 1999; as affected by Quitclaim Deed dated July 31, 1998; as further amended by Fourth Amendment to Lease between Wildwood Associates, successor to Landlord, and Tenant, dated as of July 31, 1998; as affected by Letter from Tenant dated May 26, 2004.

                                   EXHIBIT "P"

             UNPAID TENANT INDUCEMENT COSTS AND LEASING COMMISSIONS

1.    3200 Windy Hill Road; Lease with General Electric Company

      Capitalized terms used in this Paragraph 1 and not otherwise defined in this Agreement shall have the meaning given to such terms in that certain Lease Agreement between Associates and General Electric Company dated as of January 1, 2004 (executed April 6, 2004) for premises located within 3200 Windy Hill Road (the "3200 GE Lease").

      The respective responsibilities of Associates and Purchaser for unfunded Improvement Allowance amounts under the 3200 GE Lease are set forth and described in Exhibit "R" attached to this Agreement.

      Seller and Purchaser acknowledge that Seller, as Landlord under the 3200 GE Lease, has received written notice from General Electric Company notifying Seller that General Electric Company will not be leasing any of the Premises C space. Associates shall retain, and Purchaser shall not assume, the obligations to pay unpaid leasing commission to CWG and Cousins for Premises A and Premises B, comprising an aggregate of 130,693 square feet of Rentable Floor Area (i.e., 80,593 square feet of Rentable Floor Area in Premises A and 50,100 square feet of Rentable Floor Area in Premises B). The leasing commission amounts attributable to the 3200 GE Lease heretofore paid to CWG and Cousins are $444,091.63 and $0.00, respectively. Associates and Purchaser acknowledge that, pursuant to Article 48 of the 3200 GE Lease, upon written request and direction from both Tenant and CWG, any unpaid portion of the commission otherwise payable by Landlord to CWG shall, upon such commission amount becoming due and payable to CWG, (i) be disbursed by Landlord in payment of the cost of the Layout Work, or (ii) be disbursed by Landlord to Tenant's specified vendor(s) providing furniture or equipment for installation within the Demised Premises, or (iii) be applied as a credit to Rent due under the 3200 GE Lease, or (iv) be paid to GE Realty, Inc. Associates agrees that any unpaid portion of the commission payable by Associates to CWG shall be paid by Associates in accordance with the written directions from Tenant and CWG as provided in Article 48 of the 3200 GE Lease, and if Tenant and CWG elect for any portion of such commission payable by Associates to CWG to be applied as a credit to Rent due under the 3200 GE Lease, such commission amount payable by Associates which is to be applied as a credit against Rent shall be paid by Associates to Purchaser.

2.    Intentionally Omitted

3.    2300 Windy Ridge Parkway; Lease with Financial Services Corporation

      There is currently an unfunded improvement allowance in the amount of $32,302.00 available for funding by the Landlord under this Lease. Purchaser shall not assume the obligation to pay this unfunded allowance amount, and Purchaser shall not receive a credit at Closing for all or any portion of this unfunded allowance amount. Instead, if and when Financial

Services Corporation shall qualify for funding or other credit of all or any portion of this unfunded allowance amount, Associates shall pay the applicable allowance to Purchaser for further funding or application as provided in this Lease. The obligation of Associates to fund such unfunded allowance amount shall survive the Closing for the entire remaining term of this Lease.

4.    2300 Windy Ridge Parkway; Lease with Scientific Research Corp. ("SRC")

      There is currently an unfunded improvement allowance in the amount of $154,194.00 available for funding by the Landlord under this Lease. Purchaser shall not assume the obligation to pay this unfunded allowance amount, and Purchaser shall not receive a credit at Closing for all or any portion of this unfunded allowance amount. Instead, if and when SRC shall qualify for funding or other credit of all or any portion of this unfunded allowance amount, Associates shall pay the applicable allowance to Purchaser for further funding or application as provided in this Lease. The obligation of Associates to fund such unfunded allowance amount shall survive the Closing for the entire remaining term of this Lease.

5.    2300 Windy Ridge Parkway; Lease with Citigroup Global Markets, Inc.

      There is currently an unfunded improvement allowance in the amount of $643,721.80 payable under this Lease. This unfunded allowance is payable to Citigroup Global Markets, Inc. upon receipt from this Tenant of back-up information relating to expenses incurred by this Tenant. If any of such unfunded improvement allowance has not been paid or applied as of the Closing, Purchaser shall assume the obligation to provide the unfunded portion of this improvement allowance as of the Closing, and Purchaser shall receive a credit against the Purchase Price at Closing for the amount of such unpaid allowance. To the extent that the unfunded tenant improvement allowance under this Lease exceeds $643,721.80, Seller shall pay the balance to the tenant under this Lease upon demand by Purchaser.

6.    2300 Windy Ridge Parkway; Lease with Dr. Frederick Abeles

      There is currently an unfunded improvement allowance in the amount of $12,551.00 available for funding by Landlord under this Lease. This Lease requires the improvement allowance to be used for recarpeting and/or repainting the premises and to be funded within forty-five (45) days of receipt of paid invoices submitted by the Tenant under this Lease. This Lease provides that any portion of this improvement allowance as to which the Tenant under this Lease has not qualified for funding by December 1, 2005 shall be forfeited by the Tenant. Purchaser shall not assume the obligation to pay this unfunded allowance amount, and Purchaser shall not receive a credit at Closing for all or any portion of this unfunded allowance amount. Instead, if and when Dr. Abeles shall qualify for funding or other credit of all or any portion of this unfunded allowance, Associates shall pay the applicable allowance to Purchaser for further funding or application as provided in this Lease. The obligation of Associates to fund such unfunded allowance amount shall survive the Closing for the entire remaining term of this Lease.

7.    2300 Windy Ridge Parkway; Lease with Chevron U.S.A. Inc. ("Chevron")

      The Tenant under this Lease currently leases 51,415 square feet of rentable floor area located on the 8th floor of the building through March 31, 2005. Associates and the Tenant under this Lease have been negotiating the terms of a lease proposal pursuant to which (i) Tenant will assign to Landlord the current sublease agreement with Manhattan Associates for Suite 820 consisting of 5,448 square feet of rentable floor area and having a sublease term through March 31, 2005 (Note: effective April 1, 2005, this space is covered under the direct lease between Associates and Manhattan Associates), (ii) Tenant's lease with respect to the remaining space on the 8th floor of the building containing 45,967 square feet of rentable floor area will terminate on November 30, 2004,
(iii) Tenant will lease approximately 12,624 square feet of rentable floor area on the 5th floor of the building commencing on December 1, 2004 at a net annual rental rate of $15.25 per square foot, increasing 3.0% per annum, for a term expiring on November 30, 2010, (iv) Landlord will be obligated to make available to Tenant a tenant improvement allowance with respect to the space leased by the Tenant on the 5th floor of the building in the amount of $15.00 per square foot of rentable floor area, and (v) Landlord will be obligated to pay leasing commissions to the Tenant's broker and to the Landlord's inside leasing agent, Cousins, attributable to the leasing by Tenant of the space on the 5th floor of the building. In the event the lease transactions described in this Paragraph 7 are consummated prior to or within two (2) months after Closing, Purchaser shall assume and be responsible for the payment of the tenant improvement allowance with respect to the space leased by this Tenant on the 5th floor of the building, and Seller shall retain, and Purchaser shall not assume, the obligation to pay the leasing commissions to the Tenant's broker and to Cousins attributable to the leasing by Tenant of up to 12,624 square feet of rentable floor area on the 5th floor of the building for a term commencing no earlier than December 1, 2004 and extending no later than November 30, 2010. The foregoing commission payment obligation of Associates shall survive Closing for a period of two (2) years thereafter.

8. 2300 Windy Ridge Parkway; Lease with Life Office Management Association, Inc. ("LOMA")

      The Tenant under this Lease currently leases 56,652 square feet of rentable floor area located on the 6th floor of the building through October 31, 2005. Associates and the Tenant under this Lease have been negotiating the terms of a lease proposal pursuant to which (i) Tenant will assign to Landlord the current sublease agreement with Manhattan Associates for Suite 685 consisting of 7,028 square feet of rentable floor area and having a sublease term through October 31, 2005 (Note: effective November 1, 2005, this space is covered under the direct lease between Associates and Manhattan Associates); (ii) Tenant's lease with respect to its premises on the 6th floor of the building containing 56,652 square feet of rentable floor area will be amended effective October 31, 2004, (iii) commencing November 1, 2004, Tenant will lease 49,624 square feet of rentable floor area on the 6th floor of the building at a full service rental rate of $20.25 per square foot per year, increasing 3.0% per annum, for a term expiring on November 30, 2015, (iv) the premises on the 6th floor will be leased in "as-is, where-is" condition, and therefore, Landlord will not be obligated to make available to Tenant a tenant improvement allowance, and (v) Landlord will be obligated to pay leasing commissions to the Tenant's broker and to the Landlord's inside leasing agent, Cousins, attributable to the leasing by

Tenant of the space on the 6th floor of the building. In the event the lease transactions described in this Paragraph 8 are consummated prior to or within two (2) months after Closing, Purchaser shall assume and be responsible for the payment of the tenant improvement allowance with respect to the space leased by this Tenant on the 6th floor of the building, and Seller shall retain, and Purchaser shall not assume, the obligation to pay the leasing commissions to the Tenant's broker and to Cousins attributable to the leasing by Tenant of up to 49,624 square feet of rentable floor on the 6th floor of the building for a term commencing no earlier than November 1, 2004 and extending no later than October 31, 2015. The foregoing commission payment obligation of Associates shall survive Closing for a period of two (2) years thereafter.

9. 2300 Windy Ridge Parkway; Lease with Computer Associates International, Inc.

      The Tenant under this Lease currently leases 62,445 square feet of rentable floor area located on the 10th floor of the building through June 30, 2005. Associates and the Tenant under this Lease have been negotiating the terms of a lease proposal pursuant to which (i) the Tenant will lease 52,175 square feet of rentable floor area on the 9th floor of the building commencing on or before July 1, 2005, (ii) from the date of Tenant's occupancy of the aforesaid space on the 9th floor of the building through December 31, 2005, Tenant will only be obligated to pay its pro rata share of operating expenses and taxes with respect to such space occupied by Tenant on the 9th floor of the building, (iii) commencing January 1, 2006, Tenant will be obligated to pay an annual net rental rate of $14.50 per square foot of rentable floor area, increasing 3.0% per annum, for a term expiring on December 31, 2015, (iv) Landlord will be obligated to make available to Tenant a tenant improvement allowance and moving allowance with respect to the space leased by the Tenant on the 9th floor of the building in the aggregate amount of $45.00 per square foot of rentable floor area, and
(v) Landlord will be obligated to pay leasing commissions to the Tenant's broker and to the Landlord's inside leasing agent, Cousins, attributable to the leasing by Tenant of the space on the 9th floor of the building. In the event the lease transaction as described in this Paragraph 9 is consummated prior to or within six (6) months after Closing, Purchaser shall assume and be responsible for the payment of the tenant improvement allowance and moving allowance with respect to the space leased by this Tenant on the 9th floor of the building, and Seller shall retain, and Purchaser shall not assume, the obligation to pay the leasing commissions to the Tenant's broker and to Cousins attributable to the leasing by Tenant of up to 52,175 square feet of rentable floor area on the 9th floor of the building for a term extending no later than December 31, 2015. The foregoing commission payment obligation of Associates shall survive Closing for a period of two (2) years thereafter.

10. 3200 Windy Hill Road; Lease with Coca-Cola Enterprises, Inc.

      There is currently an unfunded improvement allowance in the amount of $846,511.78 available for funding by the Landlord under this Lease. If any of such unfunded improvement allowance has not been paid or applied as of the Closing, Purchaser shall assume the obligation to provide the unfunded portion of the this improvement allowance as of the Closing, and Purchaser shall receive a credit against the Purchase Price at Closing for the amount of such unpaid allowance. To the extent that the current unfunded improvement allowance under this Lease exceeds $846,511.78, Seller shall pay such balance to the tenant under this Lease upon demand by Purchaser.

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "First Amendment"), made and entered into this 23rd day of September, 2004, by and between WILDWOOD ASSOCIATES, a Georgia general partnership ("Seller" or "Associates"), whose sole general partners are Cousins Properties Incorporated and International Business Machines Corporation, and 2300 WINDY RIDGE PARKWAY INVESTORS LLC, a Delaware limited liability company ("Purchaser"), and joined in by COUSINS PROPERTIES INCORPORATED, a Georgia corporation ("Cousins") for the purpose set forth in Paragraph 11 hereof.

                              W I T N E S S E T H:

      WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated August 31, 2004 (the "Agreement"), relating to the purchase and sale of certain improved real properties located within Wildwood Office Park, Atlanta, Cobb County, Georgia, more particularly described in the Agreement; and

      WHEREAS, Seller and Purchaser desire to modify and amend the Agreement in certain respects as hereinafter provided.

      NOW, THEREFORE, for and in consideration of the premises, the mutual agreements contained herein, the sum of Ten and No/100 Dollars ($10.00) in hand paid by each of the parties hereto to the other at and before the sealing and delivery of these presents, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, the parties hereto do hereby covenant and agree as follows:

      1. Defined Terms. Capitalized terms used but not defined herein shall have the same respective meaning given to such terms in the Agreement.

      2. Extension of Inspection Period and Closing Date. Seller and Purchaser hereby agree that the last day of the Inspection Period (as defined in Article 1 of the Agreement) is hereby extended from Friday, September 24, 2004 until Friday, October 8, 2004; provided, however, Purchaser hereby agrees that on or before 4:00 p.m. (local Atlanta time) on September 30, 2004, Purchaser shall present to Seller for Seller's review a written description of all additional modifications to the terms of the Agreement requested by Purchaser, if any, including diligence issues or concerns that may be addressed with an adjustment to or credit against the Purchase Price, together with copies of any third-party reports and cost estimates obtained by Purchaser relating to such issues or concerns (without any representations or warranties by Purchaser as to such reports and estimates). Seller and Purchaser further agree that the Closing Date shall be Thursday, October 21, 2004, and Section 2.8 of the Agreement is amended accordingly. As a result of the extension of the Closing Date as provided in the preceding sentence, clause (iii) of the first sentence of Section 6.1(c) of the Agreement is hereby deleted and the following is substituted in lieu thereof:
"(iii) to be dated within forty-five (45) days prior to October 12, 2004 (the original Closing Date),".

      3. Notice of Effectiveness. The last sentence of Section 12.1 is hereby deleted in its entirety and the following sentence is hereby inserted in lieu thereof.

      Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) Business Day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile transmission shall be deemed effectively given or received on the day of transmission of such notice or other communication and confirmation of such transmission if transmitted and confirmed prior to 6:00 p.m. local Atlanta, Georgia time on a Business Day and otherwise shall be deemed effectively given or received on the first Business Day after the day of transmission of such notice and confirmation of such transmission.

      4. No Material Environmental Defect. Purchaser acknowledges and agrees that Purchaser's environmental inspections of the Properties have been completed and such environmental inspections do not reveal any Material Environmental Defect as to any of the Properties.

      5. Joint Service Contracts. Notwithstanding anything contained in Section
3.5 of the Agreement to the contrary, the Joint Service Contracts shall be included with the other Service Contracts that are assigned to and assumed by Purchaser at Closing, but the Joint Service Contracts shall be assigned to and assumed by Purchaser solely with respect to particular such Properties covered thereby, and as to the Joint Service Contracts, Seller and Purchaser agree to work together with the providers thereunder to cause such Joint Service Contracts to be terminated as to the applicable Properties, and new contracts covering the applicable Properties to be entered into directly between such providers (or with other providers as selected by Purchaser) and Purchaser, as soon as reasonably practicable after Closing.

      6. Amendment to Master Declaration. Prior to Closing, Seller shall cause the Master Declaration to be amended by that certain Fifth Amendment to Master Declaration of Covenants and Cross-Easements for Wildwood Office Park substantially in the form attached hereto as Exhibit "A" and by reference made a part hereof (the "Fifth Master Declaration Amendment"), and the Fifth Master Declaration Amendment shall be deemed to be a Permitted Exception under the Agreement. Seller and Purchaser acknowledge that the terms of the Fifth Master Declaration Amendment shall supersede the covenant set forth on Exhibit "V" to the Purchase Agreement, and accordingly, the last sentence of Section 5.1(a) of the Purchase Agreement and Exhibit "V" to the Purchase Agreement are hereby deleted from the Purchase Agreement.

      7. Amendment to Plaza Declaration. Prior to Closing, Seller shall cause the Plaza Declaration to be amended by that certain Sixth Amendment to Declaration of Covenants and Cross-Easements for Wildwood Plaza substantially in the form attached hereto as Exhibit "B" and by reference made a part hereof (the "Sixth Plaza Declaration Amendment"), and the Sixth Plaza Declaration Amendment shall be deemed to be a Permitted Exception under the Agreement. Seller and Purchaser acknowledge that the aforesaid forms of the Fifth Master

Declaration Amendment and the Sixth Plaza Declaration Amendment are approved by such parties for purposes of Section 5.1(f) of the Agreement.

      8. Termination of Lease with WH Smith Airports, Inc. Seller and Purchaser acknowledge that in accordance with Section 4.3(a) of the Agreement, the Lease with WH Smith Airports, Inc., f/k/a W.H. Smith, Inc., relating to premises within the building at 3200 Windy Hill Road, has been terminated by Seller and the tenant and that such Lease is of no further force or effect.

      9. Addition to Exhibit "P". The following is added as new Paragraph 10 to Exhibit "P" attached to the Purchase Agreement:

            10.   3200 Windy Hill Road; Lease with Coca-Cola Enterprises, Inc.

                  There is currently an unfunded improvement allowance in the amount of $846,511.78 available for funding by the Landlord under this Lease. If any of such unfunded improvement allowance has not been paid or applied as of the Closing, Purchaser shall assume the obligation to provide the unfunded portion of this improvement allowance as of the Closing, and Purchaser shall receive a credit against the Purchase Price at Closing for the amount of such unpaid allowance. To the extent that the current unfunded improvement allowance under this Lease exceeds $846,511.78, Seller shall pay such balance to the tenant under this Lease upon demand by Purchaser.

      10. Errata. The Agreement is hereby amended to reflect the following clarifications and corrections:

            (a) The "Major Tenant" with respect to 1927 Powers Ferry Road is Taco Bell Corp., successor by merger to CPK Acquisition Corp.

            (b) The "Major Tenant" with respect to 1931 Powers Ferry Road is La Madeleine of Georgia, Inc.

            (c) The "Major Tenant" with respect to 1935 Powers Ferry Road is Famous Dave's Ribs, Inc.

      11. Addition to Master Declaration. By virtue of the Fifth Master Declaration Amendment, the property described on Exhibit "C" attached hereto and by this reference made a part hereof was released from the force and effect of the Master Declaration. By joining in this First Amendment in its individual capacity, Cousins hereby agrees that if any of the property described on Exhibit "C" attached hereto (the "Residential Tract") shall be sold or conveyed by Cousins for the development thereof for any use other than residential use, or if such property shall be developed by Cousins for any use other than residential use, Cousins shall, prior to such sale, conveyance or development by Cousins, cause such portion of the Residential Tract to be added to the property subjected to and benefited from the Master Declaration (as contemplated by Paragraphs 2 and 9 of the Fifth Master Declaration Amendment). The obligations of Cousins under this Paragraph 11 shall survive the Closing until the expiration of any statute of limitations.

      12. Binding Effect, Governing Law and Counterparts. This First Amendment shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns. Paragraph 11 of this First Amendment shall be binding upon Cousins and shall inure to the benefit of Purchaser. This First Amendment shall be governed by and construed in accordance with the laws of the State of Georgia. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Each party shall be entitled to rely upon the facsimile receipt of this First Amendment signed by the other party, and the facsimile copy of the executed signature pages of any counterpart hereof may be appended or attached to any other counterpart, and, provided that both parties hereto shall have executed a counterpart hereof, this First Amendment shall be valid and binding upon the parties notwithstanding the fact that the execution of both parties may not be reflected upon any one single counterpart. Except as amended hereby, the Agreement is and shall remain unmodified and in full force and effect.

                     [Signatures commence on following page]

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day, month and year first above written.

                                SELLER:

                                WILDWOOD ASSOCIATES,
                                a Georgia general partnership

                                By: Cousins Properties Incorporated,
                                    a Georgia corporation, General Partner

                                    By: /s/ Jack A. LaHue
                                        ----------------------------------------
                                    Name: Jack A. LaHue
                                    Title: Senior Vice President

                                By: International Business Machines Corporation,
                                    a New York corporation, General Partner

                                    By: /s/ Richard K. Wood, Jr.
                                        ----------------------------------------
                                    Name: Richard K. Wood, Jr.
                                    Title: Director, Real Estate Asset
                                           Management and Investments

                    [Signatures continued on following page]

                    [Signatures continued from previous page]

                                 PURCHASER:

                                 2300 WINDY RIDGE PARKWAY INVESTORS
                                 LLC, a limited liability company

                                 By: UBS Realty Investors LLC, a Massachusetts
                                     limited liability company, its Manager

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 COUSINS:

                                 COUSINS PROPERTIES INCORPORATED,
                                 a Georgia corporation

                                 By: /s/ Jack A. LaHue
                                     -------------------------------------------
                                 Name: Jack A. LaHue
                                 Title: Senior Vice President

                                   EXHIBIT "A"

                    FIFTH AMENDMENT TO MASTER DECLARATION OF
             COVENANTS AND CROSS-EASEMENTS FOR WILDWOOD OFFICE PARK

                                   EXHIBIT "B"

                        SIXTH AMENDMENT TO DECLARATION OF
                COVENANTS AND CROSS-EASEMENTS FOR WILDWOOD PLAZA

                                   EXHIBIT "C"

                     LEGAL DESCRIPTION OF RESIDENTIAL TRACT

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 940, 986 and 987, 17th District, 2nd Section, Cobb County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at the intersection of the southeast corner of Land Lot 940, the northeast corner of Land Lot 941, the southwest corner of Land Lot 987 and the northwest corner of Land Lot 986; thence leaving said Land Lot corner, northwesterly along the north Land Lot line of said Land Lot 941, North 89 degrees 36 minutes 00 seconds West, a distance of
246.61 feet to a point; thence, leaving said land lot line, North 00 degrees 08 minutes 30 seconds East, a distance of 330.06 feet to a point; thence, North 89 degrees 33 minutes 30 seconds West, a distance of 77.35 feet to a point; thence, North 00 degrees 08 minutes 30 seconds East, a distance of 150.00 feet to a point, said point being located North 00 degrees 08 minutes 30 seconds East, a distance of 4.4 feet, more or less from a point in the centerline of a creek, said point also being the end of a traverse line, and THE TRUE POINT OF BEGINNING. Thence, leaving said traverse point; South 89 degrees 33 minutes 30 seconds East, a distance of 323.96 feet to a point, said point being located on the west land lot line of Land Lot 987; thence, northeasterly, along said land lot line, North 00 degrees 08 minutes 30 seconds East, a distance of 178.80 feet to a point; thence, leaving said land lot line, South 89 degrees 49 minutes 30 seconds East, a distance of 371.62 feet to a point, said point being located on the west right-of-way of Windy Hill Road; thence, southeasterly, along said Windy Hill Road right-of-way, South 11 degrees 56 minutes 30 seconds East, a distance of 371.89 feet to a point; thence, along the right-of-way of said Windy Hill Road, along an arc of curve to the right (which has a radius of 450.00 feet, a central angle of 41 degrees 04 minutes 30 seconds and a chord distance of 315.74 feet, along a bearing of South 08 degrees 35 minutes 46 seconds East), an arc distance of 322.60 feet to a point, said point being the beginning of a traverse line, the end of which was first mentioned above; thence, southwesterly, along said right-of-way 5.0 feet, more or less, to the center of a creek, said creek centerline, and the meanderings thereof being the property line; thence, from said traverse point last mentioned above, the traverse line is described as follows: North 76 degrees 14 minutes 59 seconds West, a distance of 380.99 feet; North 15 degrees 38 minutes 36 seconds West, a distance of
112.65 feet; North 47 degrees 08 minutes 35 seconds West, a distance of 443.78 feet to a point, said point being the traverse point first mentioned above, and being the end of said end of said traverse line, and THE TRUE POINT OF BEGINNING.

Said tract of land containing 317,500 square feet, or 7.289 acres, more or less, and being more particularly described on a survey for Cousins Properties Incorporated, by Engineering & Inspection Systems, Inc., dated July 02, 2004.